UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22991

Name of Fund:	BlackRock Science and Technology Trust (BST)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Science and Technology Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 12/31/2021

Date of reporting period: 06/30/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JUNE 30, 2021

2021 Semi-Annual Report (Unaudited)

BlackRock Energy and Resources Trust (BGR)

BlackRock Enhanced Capital and Income Fund, Inc. (CII)

BlackRock Enhanced Equity Dividend Trust (BDJ)

BlackRock Enhanced Global Dividend Trust (BOE)

BlackRock Enhanced International Dividend Trust (BGY)

BlackRock Health Sciences Trust (BME)

BlackRock Health Sciences Trust II (BMEZ)

BlackRock Innovation and Growth Trust (BIGZ)

BlackRock Resources & Commodities Strategy Trust (BCX)

BlackRock Science and Technology Trust (BST)

BlackRock Science and Technology Trust II (BSTZ)

BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information  (unaudited)

Section 19(a) Notices

BlackRock Energy and Resources Trust’s (BGR), BlackRock Enhanced Capital and Income Fund, Inc.’s (CII), BlackRock Enhanced Equity Dividend Trust’s (BDJ), BlackRock Enhanced Global Dividend Trust’s (BOE), BlackRock Enhanced International Dividend Trust’s (BGY), BlackRock Health Sciences Trust’s (BME), BlackRock Health Sciences Trust II’s (BMEZ), BlackRock Innovation and Growth Trust’s (BIGZ), BlackRock Resources & Commodities Strategy Trust’s (BCX), BlackRock Science and Technology Trust’s (BST), BlackRock Science and Technology Trust II’s (BSTZ) and BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (collectively, the “Trusts”, or individually a “Trust”) amounts and sources of distributions reported are estimates and are being provided to you pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon each Trust’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. Each Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.

June 30, 2021

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period
Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share
BGR	$0.153140	$—	$—	$0.071860		$0.225000	68%	—%	—%	32%	100%
CII	0.029888	—	0.495112	—		0.525000	6	—	94	—	100
BDJ	0.229141	—	0.070859	—		0.300000	76	—	24	—	100
BOE	0.117999	0.017791	0.242210	—		0.378000	31	5	64	—	100
BGY	0.101324	—	0.101476	—		0.202800	50	—	50	—	100
BME	0.005112	0.042915	1.151973	—		1.200000	—	4	96	—	100
BMEZ	—	0.780000	—	—		0.780000	—	100	—	—	100
BIGZ	—	—	—	0.100000		0.100000	—	—	—	100	100
BCX	0.116959	—	—	0.123041		0.240000	49	—	—	51	100
BST	—	0.064543	1.213457	—		1.278000	—	5	95	—	100
BSTZ	—	0.508730	0.405270	—		0.914000	—	56	44	—	100
BUI	0.219802	—	0.150526	0.355672		0.726000	30	—	21	49	100

(a)

Each Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in a Trust is returned to the shareholder. A return of capital does not necessarily reflect a Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce a Trust’s net asset value per share.

Section 19(a) notices for the Trusts, as applicable, are available on the BlackRock website at blackrock.com.

Section 19(b) Disclosure

The Trusts, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Trust’s Board of Trustees (the “Board”), each have adopted a managed distribution plan, consistent with its investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plans, the Trusts currently distribute the following fixed amounts per share on a monthly basis:

Exchange Symbol	Amount Per Common Share
BGR	$0.0375
CII	0.0875
BDJ	0.0500
BOE	0.0630
BGY	0.0338
BME	0.2000
BMEZ	0.1450
BIGZ	0.1000
BCX	0.0400
BST	0.2260
BSTZ	0.1710
BUI	0.1210

The fixed amounts distributed per share are subject to change at the discretion of each Trust’s Board. Under its Plan, each Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trusts will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, each Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).

Shareholders should not draw any conclusions about each Trust’s investment performance from the amount of these distributions or from the terms of the Plan. Each Trust’s total return performance is presented in its financial highlights table.

2	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Supplemental Information  (unaudited)  (continued)

The Board may amend, suspend or terminate a Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trusts are subject to risks that could have an adverse impact on their ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BME, BST and BUI’s prospectuses for a more complete description of each Trust’s risks.

S U P P L E M E N T A L I N F O R M A T I O N	3

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of June 30, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, recovering much of the output lost at the beginning of the pandemic.

Equity prices rose with the broader economy, as investors became increasingly optimistic about the economic outlook. Stocks rose through the summer of 2020, fed by strong fiscal and monetary support and positive economic indicators. The implementation of mass vaccination campaigns and passage of an additional $1.9 trillion of fiscal stimulus further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, both large- and small-capitalization stocks posted a significant advance. International equities also gained, as both developed countries and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to substantial returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. Late in the period the Fed elaborated on their expected timeline, raising the likelihood of slower bond purchasing and the possibility of higher rates in 2023.

Looking ahead, while coronavirus-related disruptions have clearly hindered worldwide economic growth, we believe that the global expansion will continue to accelerate as vaccination efforts ramp up and pent-up consumer demand leads to higher spending. While we expect inflation to increase somewhat as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-caps and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term on credit, but inflation-protected U.S. Treasuries, Asian fixed income, and Chinese government bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of June 30, 2021
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	15.25%	40.79%

U.S. small cap equities (Russell 2000® Index)	17.54	62.03

International equities (MSCI Europe, Australasia, Far East Index)	8.83	32.35

Emerging market equities (MSCI Emerging Markets Index)	7.45	40.90

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.09

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(4.10)	(5.89)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(1.60)	(0.33)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.24	4.20

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.61	15.34
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

5

Option Over-Writing Strategy

Overview

In general, the goal of each of the Trusts is to provide total return through a combination of current income and realized and unrealized gains (capital appreciation). The Trusts seek to pursue these goals primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options in an effort to generate current gains from option premiums and to enhance each Trust’s risk-adjusted return. Each Trust’s objectives cannot be achieved in all market conditions.

Each Trust primarily writes single stock covered call options, and may also from time to time write single stock put options. When writing (selling) a covered call option, a Trust holds an underlying equity security and enters into an option transaction which allows the counterparty to purchase the equity security at an agreed-upon price (“strike price”) within an agreed-upon time period. The Trust receives cash premiums from the counterparties upon writing (selling) the option, which along with net investment income and net realized gains, if any, are generally available to support current or future distributions paid by the Trust. During the option term, the counterparty may elect to exercise the option if the market value of the equity security rises above the strike price, and the Trust is obligated to sell the equity security to the counterparty at the strike price, realizing a gain or loss. Premiums received increase gains or reduce losses realized on the sale of the equity security. If the option remains unexercised upon its expiration, the Trust realizes gains equal to the premiums received. Alternatively, an option may be closed out by an offsetting purchase or sale of an option prior to expiration. The Trust realizes a capital gain from a closing purchase or sale transaction if the premium paid is less than the premium received from writing the option. The Trust realizes a capital loss from a closing purchase or sale transaction if the premium received is less than the premium paid to purchase the option.

Writing covered call options entails certain risks, which include, but are not limited to, the following: an increase in the value of the underlying equity security above the strike price can result in the exercise of a written option (sale by a Trust to the counterparty) when the Trust might not otherwise have sold the security; exercise of the option by the counterparty may result in a sale below the current market value and a gain or loss being realized by the Trust; and limiting the potential appreciation that could be realized on the underlying equity security to the extent of the strike price of the option. The premium that a Trust receives from writing a covered call option may not be sufficient to offset the potential appreciation on the underlying equity security above the strike price of the option that could have otherwise been realized by the Trust. As such, an option over-writing strategy may outperform the general equity market in flat or falling markets but underperform in rising markets.

Option Over-Writing Strategy Illustration

To illustrate these concepts, assume the following: (1) a common stock purchased at and currently trading at $37.15 per share; (2) a three-month call option is written by a Trust with a strike price of $40 (i.e., 7.7% higher than the current market price); and (3) the Trust receives $2.45, or 6.6% of the common stock’s value, as a premium. If the stock price remains unchanged, the option expires and there would be a 6.6% return for the three-month period. If the stock were to decline in price by 6.6% (i.e., decline to $34.70 per share), the option strategy would “break-even” from an economic perspective resulting in neither a gain nor a loss. If the stock were to climb to a price of $40 or above, the option would be exercised and the stock would return 7.7% coupled with the option premium received of 6.6% for a total return of 14.3%. Under this scenario, the Trust loses the benefit of any appreciation of the stock above $40, and thus is limited to a 14.3% total return. The premium from writing the call option serves to offset some of the unrealized loss on the stock in the event that the price of the stock declines, but if the stock were to decline more than 6.6% under this scenario, the Trust’s downside protection is eliminated and the stock could eventually become worthless.

Each Trust intends to write covered call and other options to varying degrees depending upon market conditions. Please refer to each Trust’s Schedule of Investments and the Notes to Financial Statements for details of written options.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

6	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021	BlackRock Energy and Resources Trust (BGR)

Investment Objective

BlackRock Energy and Resources Trust’s (BGR) (the “Trust”) investment objective is to provide total return through a combination of current income and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of energy and natural resources companies and equity derivatives with exposure to the energy and natural resources industry. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGR
Initial Offering Date	December 29, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($9.81)(a)	4.59%
Current Monthly Distribution per Common Share(b)	$0.0375
Current Annualized Distribution per Common Share(b)	$0.4500

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$9.81	$7.10	38.17%	$10.37	$7.02
Net Asset Value	10.19	8.17	24.72	10.54	8.17

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	7

Trust Summary as of June 30, 2021 (continued)	BlackRock Energy and Resources Trust (BGR)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BGR(a)(b)	41.66%	27.87%
MSCI World Energy Call Overwrite Index(c)	N/A	30.85

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Energy Call Overwrite Index incorporates an option overlay component on the MSCI World Energy Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Energy stocks delivered strong returns in the past six months. The uptrend began in November 2020, prior to the beginning of the reporting period, when the release of a vaccine for the coronavirus provided a path to a re-opening of the global economy. Oil prices rallied on expectations of improving demand, leading to an impressive gain for the energy sector.

While the Trust produced a robust absolute return for the period, from an allocation standpoint, an underweight position in the integrated sub-sector detracted from performance. On the other hand, an overweight in the exploration and production (“E&P”) sub-sector contributed positively. Stock selection in the refining and marketing category was an additional contributor.

Among individual holdings, a position in the Brazilian state-owned integrated oil producer Petroleo Brasileiro SA, was the largest detractor from performance. The stock declined following an unexpected change in the company’s chief executive officer, which the market saw as the first step in deeper government influence in its longer-term strategy. An underweight in Exxon Mobil Corp., a large index component that outpaced its sector peers on the strength of improving earnings, also detracted.

An overweight position in the Canadian oil and gas producer Tourmaline Oil Corp. was a top contributor. The company announced the purchase of privately owned Black Swan Energy, a move that was well received by investors. An overweight in the exploration and production company Arc Resources, Ltd., which reported strong results, also contributed to returns. A zero weighting in the Finland-based refiner Neste oyj—which lagged after reporting weaker-than-expected guidance—was a further positive.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

The Trust selectively added to exploration & production companies, based on its view that global oil demand was steadily recovering. The Trust also rotated exposure in the integrated oil industry in an effort to capitalize on differences in relative performance. The investment adviser remains biased toward higher-quality oil producers, which it expects can benefit from continued strength in oil prices.

Describe portfolio positioning at period end.

The integrated energy sub-sector represented the Trust’s largest allocation, followed by the exploration & production, distribution, refining & marketing and oil services industries, respectively.

At period end, the Trust was overweight in the exploration & production industry. This positioning reflects the investment adviser’s tilt toward higher-quality producers. On the other hand, the Trust was underweight in distribution and oil services industries. The investment adviser believes many parts of the oil services sub-sector may continue to face headwinds due to the overcapacity built in the last upcycle.

As of June 30, 2021, the Trust had in place an option overwriting program whereby 34.4% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 3% out of the money) with an average time until expiration of 52 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

8	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Energy and Resources Trust (BGR)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Chevron Corp.	13%
Royal Dutch Shell PLC	11
TotalEnergies SE	8
ConocoPhillips	7
Exxon Mobil Corp.	7
Canadian Natural Resources Ltd.	4
Suncor Energy, Inc.	4
Pioneer Natural Resources Co.	4
Hess Corp.	4
Valero Energy Corp.	3

INDUSTRY ALLOCATION

Industry(a)(b)	06/30/21	12/31/20
Oil, Gas & Consumable Fuels	97%	96%
Energy Equipment & Services	2	4
Food Products	1	—

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	9

Trust Summary as of June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Investment Objective

BlackRock Enhanced Capital and Income Fund, Inc.’s (CII) (the “Trust”) investment objective is to provide current income and capital appreciation. The Trust seeks to achieve its investment objective by investing in a portfolio of equity securities of U.S. and foreign issuers. The Trust may invest directly in such securities or synthetically through the use of derivatives. The Trust also seeks to achieve its investment objective by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	CII
Initial Offering Date	April 30, 2004
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($20.59)(a)	5.10%
Current Monthly Distribution per Common Share(b)	$ 0.0875
Current Annualized Distribution per Common Share(b)	$ 1.0500

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)

The monthly distribution per Common Share, declared on July 1, 2021, was increased to $0.0930 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$20.59	$17.40	18.33%	$20.84	$17.14
Net Asset Value	21.44	19.12	12.13	21.58	18.93

Market Price and Net Asset Value History for the Past Five Years

10	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
CII(a)(b)	21.54%	15.17%
MSCI USA Call Overwrite Index(c)	N/A	13.18

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV. (c) MSCI USA Call Overwrite Index incorporates an option overlay component on the MSCI USA Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to the Trust’s performance was a combination of stock selection and an overweight allocation to the communication services sector. Most notably, stock selection and an overweight allocation to the interactive media & services industry proved beneficial. Stock selection and an underweight allocation to the entertainment industry and an underweight position in diversified telecommunication services companies also boosted performance in the sector. In financials, stock selection and an overweight allocation to the consumer finance industry boosted the Trust’s return. Other notable contributors during the period included stock selection in health care and an underweight allocation to the utilities sector.

The largest detractor from returns came from the Trust’s investment decisions in the consumer discretionary sector. Notably, stock selection in the multiline retail industry proved costly, as did stock selection and an overweight allocation to internet & direct marketing retail companies. Within materials, the Trust’s decision not to invest in the metals & mining industry weighed on from results. Other detractors at the industry level included stock selection within the information technology (“IT”) sector in IT services, as well as personal products companies within consumer staples.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the consumer discretionary, communication services, and energy sectors. The Trust reduced exposure to consumer staples, IT, and industrials.

Describe portfolio positioning at period end.

At period end, the Trust’s largest absolute allocations were to the IT, consumer discretionary, and communication services sectors. Relative to the benchmark, the Trust’s most significant overweight exposures were to the communication services, consumer discretionary, and financials sectors. The Trust maintained its most significant relative underweight sector exposures to consumer staples, utilities, and real estate.

As of June 30, 2021, the Trust had an options overwriting program in place whereby approximately 47% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 2.8% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	11

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Microsoft Corp.	7%
Alphabet, Inc.	6
Amazon.com, Inc.	6
Apple, Inc.	4
Facebook, Inc.	4
Visa, Inc.	3
UnitedHealth Group, Inc.	3
Applied Materials, Inc.	3
Comcast Corp.	3
Berkshire Hathaway, Inc.	2

SECTOR ALLOCATION

Sector(a)(b)	06/30/21	12/31/20
Information Technology	27%	29%
Consumer Discretionary.	16	14
Communication Services	15	14
Financials	12	12
Health Care	11	11
Industrials	7	8
Materials	4	3
Energy	4	3
Consumer Staples	3	5
Real Estate	1	1

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

12	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Investment Objective

BlackRock Enhanced Equity Dividend Trust’s (BDJ) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing in common stocks that pay dividends and have the potential for capital appreciation and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal market conditions, at least 80% of its total assets in dividend paying equities. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BDJ
Initial Offering Date	August 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($10.13)(a)	5.92%
Current Monthly Distribution per Common Share(b)	$0.0500
Current Annualized Distribution per Common Share(b)	$0.6000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$10.13	$8.47	19.60%	$10.68	$8.22
Net Asset Value	10.44	9.35	11.66	10.75	9.17

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	13

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BDJ(a)(b)	23.41%	15.22%
MSCI USA Value Call Overwrite Index(c)	N/A	15.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA Value Call Overwrite Index incorporates an option overlay component on the MSCI USA Value Index with a 55% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to the Trust’s performance was a combination of stock selection and an overweight allocation to financials. In particular, stock selection and overweight allocations to the banks and capital markets industries proved beneficial, as did stock selection in insurance. In energy, stock selection and an overweight allocation to the oil & gas refining & marketing sub-industry boosted the Trust’s return, as did an overweight position in companies engaged in the oil & gas storage & transportation and exploration & production businesses. Other modest contributors during the period included underweight allocations to the utilities and communication services sectors.

The largest detractor from returns came from the Trust’s stock selection in the information technology (“IT”) sector. Notably, stock selection decisions in the IT services and software industries weighed on performance, as did stock selection among technology hardware, storage & peripherals companies. In industrials, an underweight allocation to building products companies and investment decisions in the aerospace & defense, electrical equipment, and machinery industries all detracted from performance. Other detractors included the Trust’s lack of investment in the real estate sector, which was based on the view that valuations were unattractive, as well as stock selection among companies in the consumer discretionary sector.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month period.

Describe recent portfolio activity.

During the period, a combination of portfolio trading activity and market price changes resulted in the Trust adding exposure to the consumer discretionary, industrials, and health care sectors. The Trust reduced exposure to IT, consumer staples, and financials.

Describe portfolio positioning at period end.

At period end, the Trust’s largest absolute allocations were to the financials, health care, and IT sectors. Relative to the benchmark, the Trust’s most significant overweight exposures were to the financials, energy, and communication services sectors. The Trust maintained its most significant relative underweight sector exposures to real estate, industrials, and consumer staples.

As of June 30, 2021, the Trust had an options overwriting program in place whereby approximately 50% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 2.3% out of the money) with an average time until expiration of 48 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

14	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced Equity Dividend Trust (BDJ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Wells Fargo & Co.	4%
Citigroup, Inc.	4
Anthem, Inc.	3
American International Group, Inc.	3
Bank of America Corp.	3
Cisco Systems, Inc.	3
Verizon Communications, Inc.	2
Morgan Stanley	2
General Motors Co.	2
Comcast Corp.	2

SECTOR ALLOCATION

Sector(a)(b)	06/30/21	12/31/20
Financials	28%	28%
Health Care	19	18
Information Technology	11	13
Industrials	8	7
Consumer Discretionary	7	5
Energy	7	7
Consumer Staples	7	9
Communication Services	6	7
Utilities	5	4
Materials	2	2

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

T R U S T S U M M A R Y	15

Trust Summary as of June 30, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Investment Objective

BlackRock Enhanced Global Dividend Trust’s (BOE) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary investment objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies located in countries throughout the world and by employing a strategy of writing (selling) call and put options. Under normal circumstances, the Trust invests at least 80% of its net assets in dividend-paying equity securities and at least 40% of its assets outside of the U.S. (unless market conditions are not deemed favorable by Trust management, in which case the Trust would invest at least 30% of its assets outside of the U.S.). The Trust may invest in securities of companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BOE
Initial Offering Date	May 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($12.55)(a)	6.02%
Current Monthly Distribution per Common Share(b)	$0.0630
Current Annualized Distribution per Common Share(b)	$0.7560

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$12.55	$10.91	15.03%	$12.82	$10.66
Net Asset Value	13.28	12.28	8.14	13.49	12.02

Market Price and Net Asset Value History for the Past Five Years

16	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BOE(a)(b)	18.78%	11.67%
MSCI ACWI Call Overwrite Index(c)	N/A	11.92

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Stock selection within the consumer discretionary sector was the largest contributor to the Trust’s performance, particularly within the textiles & apparel industry. Other contributors included the Trust’s underweight allocation to the utilities sector and stock selection within utilities and information technology (“IT”). At the individual stock level, financial software company Intuit Inc. was a top contributor, as the stock gained upward momentum during and after the U.S. tax reporting season. Regional bank Citizens Financial Group, Inc. also contributed as interested rates rose in the U.S., which boosted the bank’s net interest margin. Drug maker AstraZeneca PLC was also additive.

The largest detractor from performance came from the Trust’s overweight allocation to, and stock selection within, the consumer staples sector, most notably within the food products industry. Other detractors included an underweight position to energy and stock selection among financials. At the individual stock level, the Trust’s position in baby formula producer China Feihe Ltd. was the most substantial detractor amid concerns of the negative business impact of a potential drop in birth rates. Reckitt Benckiser Group PLC also detracted, as its health and nutrition divisions experienced declines in sales. The Trust’s position in Unilever NV also weighed on relative performance.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust added exposure to the financial sector, most notably within the capital markets industry. Exposure to the consumer discretionary sector also increased, especially within textiles, apparel & luxury goods. Conversely, the Trust reduced exposure to industrials, particularly within the aerospace & defense industry, and consumer staples, largely within tobacco.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sector exposures were in IT and health care, driven by holdings in the IT services and pharmaceuticals industries respectively. The Trust had no exposure to the energy or materials sectors. Regionally, the majority of the portfolio was listed in the United States or Europe, with significant exposure to the United Kingdom.

As of June 30, 2021, the Trust had an options overwriting program in place whereby approximately 45% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 2.3% out of the money) with an average time until expiration of 49 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	17

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced Global Dividend Trust (BOE)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Microsoft Corp.	4%
Sanofi	4
Reckitt Benckiser Group PLC	4
RELX PLC	3
Taiwan Semiconductor Manufacturing Co. Ltd.	3
Intercontinental Exchange, Inc.	3
TELUS Corp.	3
UnitedHealth Group, Inc.	3
Fidelity National Information Services, Inc.	3
Bristol-Myers Squibb Co.	3

GEOGRAPHIC ALLOCATION

Country/Geographic Region	06/30/21	12/31/20
United States	52%	56%
United Kingdom	20	18
France	10	4
Taiwan	3	2
Canada	3	3
China	3	—
Denmark	2	1
Spain	2	2
Netherlands	1	2
Singapore	1	3
Mexico	1	—
Ireland	1	1
Australia	1	2
India	—	—	(b)
Germany	—	1
Switzerland	—	4
Finland	—	1

(a) Excludes short-term securities and options written.

(b) Rounds to less than 1% of total investments.

18	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Investment Objective

BlackRock Enhanced International Dividend Trust’s (BGY) (the “Trust”) primary investment objective is to provide current income and current gains, with a secondary objective of long-term capital appreciation. The Trust seeks to achieve its investment objectives by investing primarily in equity securities issued by companies of any market capitalization located in countries throughout the world and by employing a strategy of writing (selling) call and put options. The Trust invests, under normal circumstances, at least 80% of its net assets in dividend-paying equity securities issued by non-U.S. companies of any market capitalization, but intends to invest primarily in securities of large capitalization companies. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BGY
Initial Offering Date	May 30, 2007
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($6.55)(a)	6.19%
Current Monthly Distribution per Common Share(b)	$0.0338
Current Annualized Distribution per Common Share(b)	$0.4056

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$6.55	$5.87	11.58%	$6.70	$5.75
Net Asset Value	6.84	6.49	5.39	7.02	6.36

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	19

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BGY(a)(b)	15.26%	8.87%
MSCI ACWI ex USA Call Overwrite Index(c)	N/A	9.49

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI ex USA Call Overwrite Index incorporates an option overlay component on the MSCI ACWI ex USA Index with a 45% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

From a sector perspective, the Trust’s exposure to the consumer discretionary, health care, and industrials sectors contributed the most to performance. The Trust’s underweight allocation to Japanese equities was the most significant contributor at the regional level. Among individual securities, luxury goods specialist LVMH Moet Hennessy SE, drug manufacturer AstraZeneca PLC, and beer, wine, and spirits producer Diageo PLC contributed the most to relative returns.

By contrast, the largest detractors from performance at the sector level resulted from the Trust’s exposure to financials, consumer staples, and materials. The Trust’s positions in North American-listed companies had the greatest negative impact on performance at the regional level. Among individual positions, the most significant detractors included baby formula producer China Feihe Ltd., consumer products giant Unilever NV, and health technology company Koninklijke Philips NV.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust increased its exposure to the consumer discretionary, financials, and utilities sectors. The Trust reduced exposure to health care, industrials, and materials. At the regional level, the Trust increased exposure to emerging market-listed companies, while reducing exposure to Europe ex-U.K.-listed companies

Describe portfolio positioning at period end.

At period end, the Trust had overweight allocations to consumer staples, health care, and industrials. It was underweight materials, financials, and consumer discretionary stocks.

As of June 30, 2021, the Trust had an option overwriting program in place whereby 42% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 2.0% out of the money) with an average time until expiration of 48 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

20	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Enhanced International Dividend Trust (BGY)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Sanofi	5%
Reckitt Benckiser Group PLC	5
Taiwan Semiconductor Manufacturing Co. Ltd.	5
RELX PLC	5
Ferguson PLC	5
Diageo PLC	5
TELUS Corp.	5
AstraZeneca PLC	4
Unilever PLC	4
Prudential PLC	4

GEOGRAPHIC ALLOCATION

Country/Geographic Region	06/30/21	12/31/20
United Kingdom	35%	35%
France	17	9
United States	10	4
China	6	1
Spain	5	6
Taiwan	5	4
Canada	4	5
Singapore	4	5
Denmark	4	3
India	3	2
Netherlands	3	6
Mexico	2	—
Australia	2	5
Germany	—	3
Switzerland	—	9
Finland	—	3

(a) Excludes short-term securities and options written.

T R U S T S U M M A R Y	21

Trust Summary as of June 30, 2021	BlackRock Health Sciences Trust (BME)

Investment Objective

BlackRock Health Sciences Trust’s (BME) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of companies engaged in the health sciences and related industries and equity derivatives with exposure to the health sciences industry. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BME
Initial Offering Date	March 31, 2005
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($48.50)(a)	4.95%
Current Monthly Distribution per Common Share(b)	$0.2000
Current Annualized Distribution per Common Share(b)	$2.4000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$ 48.50	$ 47.59	1.91%	$ 50.54	$ 44.15
Net Asset Value	47.73	45.66	4.53	47.87	43.57

Market Price and Net Asset Value History for the Past Five Years

22	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Health Sciences Trust (BME)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BME(a)(b)	4.60%	7.29%
MSCI USA IMI Health Care Call Overwrite Index(c)	N/A	10.67

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI USA IMI Health Care Call Overwrite Index incorporates an option overlay component on the MSCI IMI Health Care Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Weakness in the biotechnology and health care providers & services sub-sectors was the primary cause of the Trust’s underperformance during the six-month period.

Among individual positions, an underweight in the biotechnology stock Moderna, Inc. was the largest detractor. The company received emergency use approval for its COVID-19 vaccine in the United States, United Kingdom and Europe, boosting its stock price. An overweight position in the biotechnology firm Seagen, Inc. also detracted. The company, which specializes in antibody drug conjugate treatments for cancer, experienced favorable clinical development that led to strong price appreciation in 2020. However, the stock lost ground in the first half of 2021 amid the broader rotation away from faster-growing companies.

On the positive side, stock selection in the pharmaceuticals sub-sector contributed to performance.

A private investment in the biotechnology company Acumen Pharmaceuticals, Inc., which underwent a successful initial public offering, was the largest contributor. An overweight position in the contract research and development company Wuxi AppTec Co., Ltd., which reported strong growth, was also helped results. An underweight in Merck & Co., Inc.—which suspended its COVID-19 vaccine development—was an additional contributor of note.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option writing strategy detracted from relative performance for the six-month period.

Describe recent portfolio activity.

The Trust slightly reduced its weightings in the health care providers & services and medical devices & supplies sub-sectors, and it increased its allocations to biotechnology and pharmaceuticals.

Describe portfolio positioning at period end.

The investment adviser continued to monitor policy developments in the United States. Health care measures introduced by the Biden Administration have been limited in scope so far. While drug price reform is still a concern, it appears unlikely to have a significant long-term impact on the sector.

The investment adviser believes two key trends—aging demographics in both developed and developing countries, together with innovation in medical technology and biopharmaceutical drugs—remain the key drivers of performance in the health care sector. In the short term, the investment adviser is closely watching the ongoing developments related to COVID-19.

The Trust was overweight in the medical devices sector in anticipation of a recovery as economic conditions return to normal. Within the sector, the investment adviser was focused on companies pursuing minimally invasive surgical technologies on the belief they can improve patient outcomes and replace old standards of care. The Trust was also overweight in the biotechnology sub-sector, and it was underweight in pharmaceuticals and health care providers & services.

As of June 30, 2021, the Trust had an options overwriting program in place whereby 38% of the underlying equities were overwritten with call options. These options were typically written at prices above the prevailing market prices (estimated to be 4.9% out of the money) with an average time until expiration of 51 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	23

Trust Summary as of June 30, 2021 (continued)	BlackRock Health Sciences Trust (BME)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
UnitedHealth Group, Inc.	6%
Abbott Laboratories	5
Eli Lilly & Co.	4
Thermo Fisher Scientific, Inc.	4
Johnson & Johnson	4
Medtronic PLC	3
Pfizer, Inc.	3
Humana, Inc.	3
Intuitive Surgical, Inc.	3
Amgen, Inc.	3

INDUSTRY ALLOCATION

Industry(a)(b)	06/30/21		12/31/20
Health Care Equipment & Supplies	27%		30%
Biotechnology	21		19
Health Care Providers & Services	21		21
Pharmaceuticals	20		19
Life Sciences Tools & Services	10		9
Health Care Technology	1		1
Diversified Financial Services	—		1
Other*	—	(c)	—	(c)

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

24	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

Investment Objective

BlackRock Health Sciences Trust II’s (BMEZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. Under normal market conditions, the Trust will invest at least 80% of its total assets in equity securities of companies principally engaged in the health sciences group of industries and equity derivatives with exposure to the health sciences group of industries. Equity derivatives in which the Trust invests include purchased and sold (written) call and put options on equity securities of companies in the health sciences group of industries.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BMEZ
Initial Offering Date	January 30, 2020
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($28.92)(a)	6.02%
Current Monthly Distribution per Common Share(b)	$0.1450
Current Annualized Distribution per Common Share(b)	$1.7400

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$ 28.92	$ 28.65	0.94%	$ 30.94	$ 25.10
Net Asset Value	30.43	30.73	(0.98)	32.95	27.50

Market Price and Net Asset Value History Since Inception

T R U S T S U M M A R Y	25

Trust Summary as of June 30, 2021 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BMEZ(a)(b)	3.78%	1.79%
MSCI ACWI 25% Call Overwrite Index(c)	N/A	12.21

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)

The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV. (c) MSCI ACWI 25% Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The Trust focused on innovative, small- and mid-sized health care companies. The listed benchmark, which incorporates all sectors of the market and emphasizes large-cap stocks, is therefore used for reference purposes only.

At the sub-sector level, stock selection in the biotechnology and health care providers & services sub-sectors detracted from performance.

Among individual positions, the biotechnology firms Mersana Therapeutics, Inc. and Seagen, Inc. were the largest detractors. Both companies specialize in antibody drug conjugate treatments for cancer, and they experienced favorable clinical development that led to strong price appreciation in 2020. However, the stocks lost ground in the first quarter of 2021 amid the broader rotation away from faster-growing companies. A position in Sigilon Therapeutics, Inc., a biotechnology company focusing on rare chronic diseases, also detracted from results.

Positive stock selection within the pharmaceuticals and medical devices & supplies sub-sectors contributed to Trust performance.

A private investment in biotech company Design Therapeutics, Inc. was the largest contributor. The U.S.-based firm, which develops novel, small-molecule therapeutic candidates called gene targeted chimeras, went public during the period. Another private investment in a biotechnology company, Acumen Pharmaceuticals, Inc., also had a successful initial public offering and made a strong contribution to performance. The contract research organization PPD, Inc., which was acquired at a premium, was another key contributor.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option overlay strategy contributed positively to relative performance for the period.

Describe recent portfolio activity.

The investment adviser continued to deploy capital in both public and private markets across the next-generation health science universe.

The Trust’s weighting in the biotechnology industry decreased during the period, while its allocation to health care providers & services increased. Its weightings in medical devices & supplies and pharmaceuticals remained the same.

More broadly speaking, the Trust reduced its weighting in companies with clinical development setbacks or competitive concerns. It added positions in innovative therapeutic companies with strong clinical pipelines, as well as innovative health care providers & services companies.

Describe portfolio positioning at period end.

The Trust held 35% of its assets in medical devices & supplies, 38% in biotechnology, 18% in health care providers & services, and 6% in the pharmaceuticals industry. These allocations were the result of bottom-up stock selection and not a top-down view.

The Trust held 25 private investments, comprising 7.5% of total assets for a total commitment of approximately $258 million. In addition, the Trust held approximately 2.5% of its assets in private investments of public equity, for additional private exposure across 10 different special purpose acquisition company entities.

As of June 30, 2021, the Trust had in place an option overwriting program whereby 22% of the underlying equities were overwritten with call options. These call options were typically written at prices above the prevailing market prices (estimated to be 8.1% out of the money) with an average time until expiration of 53 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

26	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Health Sciences Trust II (BMEZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Genmab A/S	3%
Seagen, Inc.	3
Oak Street Health, Inc.	2
Wuxi Biologics Cayman, Inc.	2
Intuitive Surgical, Inc.	2
WuXi AppTec Co. Ltd.	2
Straumann Holding AG	2
Teleflex, Inc.	2
Amedisys, Inc.	2
Alcon, Inc.	2

INDUSTRY ALLOCATION

Industry(a)(b)	06/30/21	12/31/20
Biotechnology	40%	42%
Health Care Equipment & Supplies	25	24
Health Care Providers & Services	15	13
Life Sciences Tools & Services	10	10
Pharmaceuticals	5	6
Health Care Technology	2	2
Diversified Financial Services	1	2
Health Care Services	1	—
Internet & Direct Marketing Retail	1	1
Other*	—	—	(c)

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

T R U S T S U M M A R Y	27

Trust Summary as of June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Investment Objective

BlackRock Innovation and Growth Trust’s (BIGZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust will invest primarily in equity securities issued by mid- and small-capitalization companies that the Trust’s adviser believes have above-average earnings growth potential. In selecting investments for the Trust, the Trust’s adviser focuses on mid- and small-capitalization growth companies that are “innovative.” These are companies that have introduced, or are seeking to introduce, a new product or service that potentially changes the marketplace. The Trust utilizes an option writing (selling) strategy in an effort to generate current gains from options premiums and to enhance the Trust’s risk-adjusted returns.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BIGZ
Initial Offering Date	March 29, 2021
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($20.31)(a)	5.91%
Current Monthly Distribution per Common Share(b)	$0.1000
Current Annualized Distribution per Common Share(b)	$1.2000

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Net Asset Value Per Share Summary

	06/30/21	03/29/21	(a)	Change	High	Low
Market Price	$ 20.31	$ 20.00		1.55%	$ 23.05	$ 18.61
Net Asset Value	19.77	20.00		(1.15)	21.01	17.09

(a)	Commencement of operations.

28	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Innovation and Growth Trust (BIGZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Axon Enterprise, Inc.	3%
Amyris, Inc.	3
Phreesia, Inc.	3
Vroom Inc.	3
Avalara, Inc.	3
Entegris, Inc.	3
10X Genomics, Inc.	3
Lightspeed POS, Inc.	3
Bio-Techne Corp.	3
Freshpet, Inc.	3

INDUSTRY ALLOCATION

Industry(a)(b)	06/30/21
Software	17%
Semiconductors & Semiconductor Equipment	9
Life Sciences Tools & Services	8
Health Care Equipment & Supplies	7
Health Care Technology	7
IT Services	6
Aerospace & Defense	5
Specialty Retail	4
Hotels, Restaurants & Leisure	4
Diversified Consumer Services	4
Food Products	4
Biotechnology	3
Chemicals	3
Auto Components	2
Electronic Equipment, Instruments & Components	2
Entertainment	2
Electrical Equipment	2
Building Products	2
Personal Products	2
Machinery	2
Beverages	1
Equity Real Estate Investment Trusts (REITs)	1
Capital Markets	1
Road & Rail	1
Health Care Providers & Services	1

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	29

Trust Summary as of June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Investment Objective

BlackRock Resources & Commodities Strategy Trust’s (BCX) (the “Trust”) primary investment objective is to seek high current income and current gains, with a secondary objective of capital appreciation. The Trust will seek to achieve its investment objectives, under normal market conditions, by investing at least 80% of its total assets in equity securities issued by commodity or natural resources companies, derivatives with exposure to commodity or natural resources companies or investments in securities and derivatives linked to the underlying price movement of commodities or natural resources. While permitted, the Trust does not currently expect to invest in securities and derivatives linked to the underlying price movement of commodities or natural resources. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objectives will be achieved.

Trust Information

Symbol on New York Stock Exchange	BCX
Initial Offering Date	March 30, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($9.42)(a)	5.10%
Current Monthly Distribution per Common Share(b)	$0.0400
Current Annualized Distribution per Common Share(b)	$0.4800

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$ 9.42	$ 7.41	27.13%	$ 10.22	$ 7.33
Net Asset Value	9.90	8.45	17.16	10.39	8.38

Market Price and Net Asset Value History for the Past Five Years

30	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BCX(a)(b)	30.44%	20.22%
MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index(c)	N/A	22.00

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI Select Liquidity Natural Resources Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Select Liquidity Natural Resources Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Natural resource equities delivered strong returns in the first half of 2021. The gradual re-opening of the world economy led to accelerated growth, fueling robust end-market demand across the commodities complex and boosting shares of the related companies.

Security selection in the mining sector contributed to relative performance, while allocation within the energy sector moderately detracted.

At the individual stock level, an off-benchmark position in the Brazilian state-owned integrated oil producer Petroleo Brasileiro SA was the largest detractor from relative performance. The stock declined following an unexpected change in the company’s chief executive officer, which the market saw as the first step in deeper government influence in its longer-term strategy. An underweight position in Nucor Corp., which benefited from higher steel prices, also detracted.

An overweight position in the mining company Vale SA was a leading contributor due to rising iron ore prices and the company’s announcement of a stock buyback program. An overweight position in ConocoPhillips also contributed to relative performance, as rising oil prices were a tailwind for large, integrated energy companies. A zero weighting in the Finland-based refiner Neste Oyj—which lagged after reporting weaker-than-expected guidance—was a further positive.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s option writing strategy detracted from relative performance for the six-month period.

Describe recent portfolio activity.

During the first half of 2021, the investment adviser increased the Fund’s weighting in energy based on its positive outlook for oil prices. The investment adviser funded this addition by reducing the portfolio’s weighting in the mining and agriculture sub-sectors.

Describe portfolio positioning at period end.

The Trust was overweight in the energy sector. The investment adviser believed vaccine developments provided a path to recovery for global oil demand. At the same time, non-OPEC production was likely to move into structural decline.

The Trust was underweight in mining, but the investment adviser believed mined commodity demand was likely to be supported by fiscal stimulus and increased infrastructure spending in 2021 and, in the longer term, by the transition to a lower-carbon world economy. The portfolio was also underweight in agriculture. However, expected improvements in crop prices should benefit upstream agriculture companies. In addition, the investment adviser continued to see structural growth opportunities in the nutrition industry.

As of June 30, 2021, the Trust had an options overwriting program in place whereby 32.4% of the underlying equities were overwritten with call options. These options were typically written at prices above prevailing market prices (estimated to be 4% out of the money) with an average time until expiration of 49 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	31

Trust Summary as of June 30, 2021 (continued)	BlackRock Resources & Commodities Strategy Trust (BCX)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Vale SA	7%
TotalEnergies SE	6
Chevron Corp.	5
Royal Dutch Shell PLC	5
Anglo American PLC	5
CF Industries Holdings, Inc.	4
Nutrien Ltd.	4
Canadian Natural Resources Ltd.	3
Glencore PLC	3
ConocoPhillips	3

INDUSTRY ALLOCATION

Industry(a)(b)	06/30/21		12/31/20
Oil, Gas & Consumable Fuels	41%		34%
Metals & Mining	30		35
Chemicals	13		14
Food Products	6		5
Containers & Packaging	6		7
Electronic Equipment, Instruments & Components	2		2
Machinery	2		1
Paper & Forest Products	—	(c)	—
Energy Equipment & Services	—		1
Specialty Retail	—		1

(a)	Excludes short-term securities, options purchased and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Represents less than 1% of the Trust’s total investments.

32	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021	BlackRock Science and Technology Trust (BST)

Investment Objective

BlackRock Science and Technology Trust’s (BST) (the “Trust”) investment objective is to provide income and total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities of U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology (high growth science and technology stocks), and/or potential to generate current income from advantageous dividend yields (cyclical science and technology stocks). The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BST
Initial Offering Date	October 30, 2014
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($59.59)(a)	4.55%
Current Monthly Distribution per Common Share(b)	$0.2260
Current Annualized Distribution per Common Share(b)	$2.7120

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20		Change	High	Low
Market Price	$59.59	$53.30		11.80%	$61.37	$49.49
Net Asset Value	55.94	51.94	(a)	7.70	57.77	49.07

(a)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	33

Trust Summary as of June 30, 2021 (continued)	BlackRock Science and Technology Trust (BST)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BST(a)(b)	14.46%	10.26%
MSCI ACWI IT Call Overwrite Index(c)	N/A	9.63

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI IT Call Overwrite Index incorporates an option overlay component on the MSCI ACWI IT Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Stock selection within the internet sub-sector was the largest contributor to the Trust’s performance. Among individual stocks, the Trust’s position in privately held fintech company Klarna contributed the most to relative returns following a fundraising round that significantly increased its valuation. Elsewhere, an overweight position in South Korean super-app company Kakao Corp. was also among the largest contributors. Kakao’s core business continued to grow strongly, benefiting from surging demand for advertising as economies reopened. Kakao also announced plans to spin off several businesses, including financial services affiliates Kakao Bank and Kakao Pay.

The largest detractor from performance was the Trust’s security selection in the software sub-sector. Among individual positions, the Trust’s out-of-benchmark position in artificial intelligence company C3.AI, Inc. was the most significant detractor, as the market rotation from growth to value had a substantial negative impact on its stock. Lastly, an underweight position in Microsoft Corp. also weighed on returns, as the software giant benefited from strong growth in its Azure cloud-computing business due to sharply increased spending on digital transformation.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy contributed positively to relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust increased its exposure to semiconductors and decreased its exposure to software companies. From a regional perspective, the Trust’s allocation to Asia decreased, while its allocation to the United States increased.

Describe portfolio positioning at period end.

At period end, the Trust’s largest sub-sector exposures were in internet, software and semiconductors. The Trust’s software exposure focused on companies offering enterprise software solutions, cloud computing services and software as a service. The Trust was underweight in the hardware sub-sector, due to there being more innovative opportunities elsewhere.

As of June 30, 2021, the Trust had an options overwriting program in place whereby 28% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 5.8% out of the money) with an average time until expiration of 48 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

34	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Science and Technology Trust (BST)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Apple, Inc.	4%
Microsoft Corp.	4
Kakao Corp.	3
Alphabet, Inc.	3
Amazon.com, Inc.	2
Klarna Holdings AB	3
PayPal Holdings, Inc.	2
Marvell Technology, Inc.	2
Mastercard, Inc.	2
ASML Holding NV	2

SECTOR ALLOCATION

Sector(a)(b)	06/30/21		12/31/20
Software	23%		27%
IT Services	20		19
Semiconductors & Semiconductor Equipment	19		15
Interactive Media & Services	12		10
Internet & Direct Marketing Retail	5		10
Technology Hardware, Storage & Peripherals	4		4
Entertainment	3		3
Banks	3		1
Road & Rail	3		2
Automobiles	2		3
Electronic Equipment, Instruments & Components	1		1
Diversified Consumer Services	1		2
Specialty Retail	1		—
Diversified Financial Services	1		1
Professional Services	1		—	(c)
Auto Components	1		—
Health Care Technology	—		1
Diversified Telecommunication Services	—		1
Other*	—	(c)	—	(c)

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

T R U S T S U M M A R Y	35

Trust Summary as of June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

Investment Objective

BlackRock Science and Technology Trust II’s (BSTZ) (the “Trust”) investment objective is to provide total return and income through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by U.S. and non-U.S. science and technology companies in any market capitalization range, selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Trust seeks to pursue this goal primarily by investing in a portfolio of equity securities and also by employing a strategy of writing (selling) call and put options.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BSTZ
Initial Offering Date	June 27, 2019
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($41.71)(a)	4.92%
Current Monthly Distribution per Common Share(b)	$0.1710
Current Annualized Distribution per Common Share(b)	$2.0520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$41.71	$36.38	14.65%	$41.77	$32.10
Net Asset Value	42.97	38.72	10.98	44.16	35.93

Market Price and Net Asset Value History Since Inception

The Trust commenced operations on June 27, 2019.

36	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BSTZ(a)(b)	17.42%	13.65%
MSCI ACWI 25% Call Overwrite Index(c)	N/A	12.21

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI ACWI 25% Call Overwrite Index incorporates an option overlay component on the MSCI ACWI Index with a 25% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

Stock selection within the services sub-sector was the largest contributor to the Trust’s performance. Among individual stocks, the Trust’s position in privately held fintech company Klarna contributed the most to relative returns following a fundraising round that significantly increased its valuation. Elsewhere, an overweight position in South Korean super-app company Kakao Corp. was also among the largest contributors. Kakao’s core business continued to grow strongly, benefiting from surging demand for advertising as economies reopened. Kakao also announced plans to spin off several businesses, including financial services affiliates Kakao Bank and Kakao Pay.

The largest detractor from returns was the Trust’s security selection in the software sub-sector. Among individual positions, the Trust’s out-of-benchmark position in artificial intelligence company C3.AI, Inc. was the most significant detractor, as the market rotation from growth to value had a substantial negative impact on its stock. Lastly, the Trust’s position in commercial electric vehicle manufacturer Arrival Ltd. also weighed on performance, as the company’s stock came under pressure during the market rotation as well.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust deployed capital to companies that are likely to experience increased demand in the current economic environment, as well as companies seeing long-term secular demand strength. These include companies benefiting from social distancing and the migration toward greater levels of remote work in areas such as cloud computing, digital transformation, and gaming.

The Trust continued to explore new opportunities and managed exposure to private assets, given the current allocation to private equity. During the period, the Trust participated in several follow-on funding rounds, adding to existing investments in quantum computing specialist, PsiQuantum, artificial intelligence systems and analytics platform provider SambaNova Systems, Inc., and end-to-end machine-learning platform company Snorkel AI Inc.

Describe portfolio positioning at period end.

At period end, the Trust held 34% of assets in software, 20% in internet, 19% in semiconductors, 16% in services, 5% in hardware, 4% in new industries, and 3% in content & infrastructure. These industry exposures were the result of bottom-up stock selection.

As of June 30, 2021, the Trust had an options overwriting program in place whereby 23% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 7.2% out of the money) with an average time until expiration of 50 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	37

Trust Summary as of June 30, 2021 (continued)	BlackRock Science and Technology Trust II (BSTZ)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
Klarna Holdings AB	4%
Kakao Corp.	3
Marvell Technology, Inc.	2
Square, Inc.	2
Snap, Inc.	2
Twilio, Inc.	2
Locaweb Servicos de Internet SA	2
Tesla, Inc.	2
Lasertec Corp.	2
SambaNova Systems, Inc.	2

INDUSTRY ALLOCATION

Industry(a)(b)	06/30/21		12/31/20
Software	28%		30%
IT Services	18		19
Semiconductors & Semiconductor Equipment	18		15
Interactive Media & Services	9		7
Internet & Direct Marketing Retail	5		7
Entertainment	4		3
Banks	4		2
Automobiles	3		6
Electronic Equipment, Instruments & Components	2		2
Road & Rail	2		1
Diversified Consumer Services	2		2
Specialty Retail	1		1
Food Products	1		1
Multi-line Retail	1		1
Diversified Telecommunication Services	1		1
Communications Equipment	1		—
Capital Markets	—		1
Health Care Technology	—		1
Other*	—	(c)	—	(c)

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
*	Includes one or more investment categories that individually represents less than 1% of the Trust’s total investments. Please refer to the Consolidated Schedule of Investments for details.

38	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Investment Objective

BlackRock Utilities, Infrastructure & Power Opportunities Trust’s (BUI) (the “Trust”) investment objective is to provide total return through a combination of current income, current gains and long-term capital appreciation. The Trust seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its total assets in equity securities issued by companies that are engaged in the Utilities, Infrastructure and Power Opportunities business segments anywhere in the world and by employing a strategy of writing (selling) call and put options. The Trust considers the “Utilities” business segment to include products, technologies and services connected to the management, ownership, operation, construction, development or financing of facilities used to generate, transmit or distribute electricity, water, natural resources or telecommunications, the “Infrastructure” business segment to include companies that own or operate infrastructure assets or that are involved in the development, construction, distribution or financing of infrastructure assets and the “Power Opportunities” business segment to include companies with a significant involvement in, supporting, or necessary to renewable energy technology and development, alternative fuels, energy efficiency, automotive and sustainable mobility and technologies that enable or support the growth and adoption of new power and energy sources. Under normal circumstances, the Trust invests a substantial amount of its total assets in foreign issuers, issuers that primarily trade in a market located outside the United States or issuers that do a substantial amount of business outside the United States. The Trust may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BUI
Initial Offering Date	November 25, 2011
Current Distribution Rate on Closing Market Price as of June 30, 2021 ($25.75)(a)	5.64%
Current Monthly Distribution per Common Share(b)	$0.1210
Current Annualized Distribution per Common Share(b)	$1.4520

(a)

Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

Market Price and Net Asset Value Per Share Summary

	06/30/21	12/31/20	Change	High	Low
Market Price	$25.75	$25.04	2.84%	$27.27	$24.00
Net Asset Value	24.87	23.80	4.50	25.39	23.05

Market Price and Net Asset Value History for the Past Five Years

T R U S T S U M M A R Y	39

Trust Summary as of June 30, 2021 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Performance and Portfolio Management Commentary

Returns for the six months ended June 30, 2021 were as follows:

	Returns Based On
	Market Price	NAV
BUI(a)(b)	5.89%	7.60%
MSCI World Select Energy, Utilities and Industry Call Overwrite Index(c)	N/A	6.61

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	The Trust’s premium to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	MSCI World Select Energy, Utilities and Industry Call Overwrite Index incorporates an option overlay component on the MSCI World Select Energy, Utilities and Industry Index with a 33% overwrite level.

N/A — Not applicable as the index does not have a market price.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

The following discussion relates to the Trust’s absolute performance based on NAV:

What factors influenced performance?

The largest contributor to returns was the Trust’s position in wind-power specialist China Longyuan Power Group Corp., which benefited from greater clarity regarding how renewable energy would be priced under China’s on-grid tariff policy. Positive contributors also included the Trust’s holdings in the building and industrial efficiency area, which are expected to benefit from stronger demand as economies reopen. Individual holdings following this theme included energy-efficient heating, ventilation, and air conditioning specialist Trane Technologies PLC, which reported strong results in the first quarter of 2021 and boosted future earnings guidance on improving market demand. Johnson Controls International PLC also reported business results above expectations, with stronger sales in Asia driving relative performance.

The largest detractor from returns came from the Trust’s clean power utility holdings. Other perceived bond proxy stocks also detracted from results, due largely to the rise in yields on U.S. Treasury securities. Among individual stock positions, Iberdrola SA, RWE AG and EDP SA notably weighed on performance.

The Trust utilized an options overlay strategy in which calls are written on a portion of the portfolio’s holdings. The Trust’s options overlay strategy detracted from relative performance for the six-month period.

Describe recent portfolio activity.

During the period, the Trust reduced solar exposure following strong share price performance in 2020. The Trust also reduced exposure to electric battery (“EV”) battery manufacturers and select automotive technology names following a period of strong stock performance. By contrast, the Trust added to positions in select EV supply chain companies.

Describe portfolio positioning at period end.

At period end, the utilities sector accounted for approximately 49% of the Trust’s assets. The Trust had approximately 30% and 9% of its assets invested in the industrials and energy sectors respectively, and the remainder was invested in other infrastructure- and power-related sectors.

As of June 30, 2021, the Trust had an options overwriting program in place whereby approximately 33.5% of the underlying equities were overwritten with call options. These call options were typically written at prices above prevailing market prices (estimated to be 2.7% out of the money) with an average time until expiration of 50 days.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

40	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of June 30, 2021 (continued)	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Overview of the Trust’s Total Investments

TEN LARGEST HOLDINGS

Security(a)	Percent of Total Investments
NextEra Energy, Inc.	7%
Enel SpA	5
Iberdrola SA	4
Johnson Controls International PLC	3
RWE AG	3
Vestas Wind Systems A/S	3
Waste Management, Inc.	3
Trane Technologies PLC	3
Atlas Copco AB	3
Vinci SA	3

INDUSTRY ALLOCATION

Industry(a)(b)	06/30/21	12/31/20
Electric Utilities	29%	33%
Multi-Utilities	13	14
Electrical Equipment	9	7
Building Products	9	7
Oil, Gas & Consumable Fuels	9	8
Independent Power and Renewable Electricity Producers	7	8
Commercial Services & Supplies	5	4
Chemicals	5	5
Semiconductors & Semiconductor Equipment	4	5
Construction & Engineering	4	4
Machinery	3	2
Electronic Equipment, Instruments & Components	3	3

(a)	Excludes short-term securities and options written.
(b)

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

T R U S T S U M M A R Y	41

Schedule of Investments (unaudited) June 30, 2021	BlackRock Energy and Resources Trust (BGR) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Energy Equipment & Services — 1.9%
Baker Hughes Co.(a)	242,022	$5,535,043

Food Products — 0.8%
Darling Ingredients, Inc.(a)(b)	37,850	2,554,875

Oil, Gas & Consumable Fuels — 97.5%
Aker BP ASA	139,271	4,439,015
ARC Resources Ltd.	441,700	3,759,225
BP PLC	1,597,200	7,004,345
Cairn Energy PLC	947,199	1,913,244
Canadian Natural Resources Ltd.	359,124	13,036,931
Cenovus Energy, Inc.	452,200	4,326,470
Chevron Corp.(a)(c)	370,673	38,824,290
CNOOC Ltd.	2,680,000	3,040,282
ConocoPhillips(a)	350,687	21,356,876
Devon Energy Corp.(a)	265,100	7,738,269
EOG Resources, Inc.(a)	35,734	2,981,645
Equinor ASA	340,950	7,217,401
Exxon Mobil Corp.(a)(c)	338,464	21,350,309
Hess Corp.	119,400	10,426,008
Kinder Morgan, Inc.(a)	418,414	7,627,687
Kosmos Energy Ltd.(b)	857,817	2,968,047
LUKOIL PJSC, ADR	36,891	3,423,941
Marathon Petroleum Corp.(a)	165,300	9,987,426
Oil Search Ltd.	864,463	2,469,680
Pioneer Natural Resources Co.	71,689	11,650,896
Royal Dutch Shell PLC, Class B, ADR(a)	805,775	31,288,243
Santos Ltd.	856,180	4,547,613
Suncor Energy, Inc.	494,355	11,840,432
TC Energy Corp.	188,267	9,316,149
TotalEnergies SE	526,867	23,868,018

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Tourmaline Oil Corp.	136,800	$3,909,990
Valero Energy Corp.(a)	131,974	10,304,530
Williams Cos., Inc.(a)	318,201	8,448,237

		289,065,199

Total Long-Term Investments — 100.2% (Cost: $243,962,247)		297,155,117

Short-Term Securities

Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(d)(e)	2,837,978	2,837,978

Total Short-Term Securities — 1.0% (Cost: $2,837,978)		2,837,978

Total Investments Before Options Written — 101.2% (Cost: $246,800,225)		299,993,095

Options Written — (1.0)% (Premiums Received: $(3,240,569))		(2,803,335)

Total Investments, Net of Options Written — 100.2% (Cost: $243,559,656)		297,189,760

Liabilities in Excess of Other Assets — (0.2)%		(684,308)

Net Assets — 100.0%		$296,505,452

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$3,418,486	$—	$(580,508	)(a)	$—	$—	$2,837,978	2,837,978	$245	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Amount Notional (000)		Value
Call
Chevron Corp.	281	07/02/21	USD	110.00	USD	2,943	$(984)
Devon Energy Corp.	278	07/02/21	USD	27.50	USD	811	(48,650)
EOG Resources, Inc.	108	07/02/21	USD	83.50	USD	901	(15,336)
Marathon Petroleum Corp.	160	07/02/21	USD	61.00	USD	967	(5,440)
Valero Energy Corp.	182	07/02/21	USD	80.00	USD	1,421	(6,279)

42	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Energy and Resources Trust (BGR)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Amount Notional (000)		Value

Call (continued)
ConocoPhillips	65	07/09/21	USD	58.00	USD	396	$(20,637)
Kinder Morgan, Inc.	634	07/09/21	USD	18.50	USD	1,156	(7,291)
Marathon Petroleum Corp.	159	07/09/21	USD	61.01	USD	961	(15,633)
Suncor Energy, Inc.	169	07/09/21	CAD	31.00	CAD	502	(2,454)
Tourmaline Oil Corp.	358	07/09/21	CAD	33.00	CAD	1,268	(75,522)
ARC Resources Ltd.	440	07/16/21	CAD	10.00	CAD	464	(25,202)
ARC Resources Ltd.	266	07/16/21	CAD	10.50	CAD	281	(8,369)
Baker Hughes Co.	439	07/16/21	USD	26.00	USD	1,004	(3,293)
Chevron Corp.	359	07/16/21	USD	110.00	USD	3,760	(16,873)
ConocoPhillips	132	07/16/21	USD	60.00	USD	804	(26,466)
Darling Ingredients, Inc.	65	07/16/21	USD	75.00	USD	439	(2,600)
Devon Energy Corp.	496	07/16/21	USD	31.00	USD	1,448	(26,288)
Exxon Mobil Corp.	877	07/16/21	USD	60.00	USD	5,532	(304,757)
Kinder Morgan, Inc.	409	07/16/21	USD	19.00	USD	746	(3,477)
Marathon Petroleum Corp.	60	07/16/21	USD	60.00	USD	363	(10,380)
Royal Dutch Shell PLC, Class B, ADR	515	07/16/21	USD	37.50	USD	2,000	(105,575)
Royal Dutch Shell PLC, Class B, ADR	426	07/16/21	USD	40.00	USD	1,654	(19,170)
Royal Dutch Shell PLC, Class B, ADR	148	07/16/21	USD	42.50	USD	575	(1,850)
Suncor Energy, Inc.	1,076	07/16/21	CAD	29.00	CAD	3,195	(105,899)
TC Energy Corp.	468	07/16/21	CAD	62.00	CAD	2,871	(18,122)
Tourmaline Oil Corp.	280	07/16/21	CAD	30.00	CAD	992	(124,798)
Valero Energy Corp.	67	07/16/21	USD	85.00	USD	523	(2,814)
Chevron Corp.	290	07/23/21	USD	112.00	USD	3,037	(14,065)
ConocoPhillips	748	07/23/21	USD	60.40	USD	4,555	(178,866)
Exxon Mobil Corp.	224	07/23/21	USD	64.00	USD	1,413	(27,664)
Marathon Petroleum Corp.	195	07/23/21	USD	62.50	USD	1,178	(18,622)
Valero Energy Corp.	252	07/23/21	USD	83.50	USD	1,968	(24,822)
Williams Cos., Inc.	852	07/23/21	USD	28.50	USD	2,262	(8,520)
Devon Energy Corp.	360	07/30/21	USD	30.00	USD	1,051	(47,340)
EOG Resources, Inc.	30	07/30/21	USD	85.00	USD	250	(9,270)
Kinder Morgan, Inc.	273	07/30/21	USD	19.00	USD	498	(5,460)
Marathon Petroleum Corp.	54	07/30/21	USD	63.50	USD	326	(5,238)
ConocoPhillips	164	08/06/21	USD	63.00	USD	999	(28,290)
Kinder Morgan, Inc.	273	08/06/21	USD	18.50	USD	498	(11,876)
ARC Resources Ltd.	940	08/20/21	CAD	9.50	CAD	992	(104,647)
ARC Resources Ltd.	266	08/20/21	CAD	10.50	CAD	281	(15,879)
Baker Hughes Co.	480	08/20/21	USD	24.00	USD	1,098	(43,200)
Canadian Natural Resources Ltd.	627	08/20/21	CAD	47.00	CAD	2,822	(69,296)
Canadian Natural Resources Ltd.	170	08/20/21	CAD	45.00	CAD	765	(30,171)
Cenovus Energy, Inc.	831	08/20/21	CAD	13.00	CAD	986	(28,491)
Cenovus Energy, Inc.	831	08/20/21	CAD	13.50	CAD	986	(21,452)
Chevron Corp.	474	08/20/21	USD	110.00	USD	4,965	(96,222)
ConocoPhillips	108	08/20/21	USD	65.00	USD	658	(15,876)
ConocoPhillips	115	08/20/21	USD	60.00	USD	700	(38,525)
Darling Ingredients, Inc.	48	08/20/21	USD	70.00	USD	324	(15,600)
Exxon Mobil Corp.	185	08/20/21	USD	62.50	USD	1,167	(51,892)
Royal Dutch Shell PLC, Class B, ADR	426	08/20/21	USD	40.00	USD	1,654	(52,185)
Suncor Energy, Inc.	484	08/20/21	CAD	31.00	CAD	1,437	(43,145)
Suncor Energy, Inc.	169	08/20/21	CAD	32.00	CAD	502	(10,702)
TC Energy Corp.	247	08/20/21	CAD	64.00	CAD	1,515	(11,955)
Williams Cos., Inc.	357	08/20/21	USD	27.00	USD	948	(26,775)
Canadian Natural Resources Ltd.	615	09/17/21	CAD	46.00	CAD	2,768	(111,133)
Royal Dutch Shell PLC, Class B, ADR	515	09/17/21	USD	40.00	USD	2,000	(78,537)

							$(2,249,875)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Aker BP ASA	UBS AG	21,600	07/07/21	NOK	250.60	NOK	5,928	$(59,821)

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Energy and Resources Trust (BGR)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Equinor ASA	Credit Suisse International	70,000	07/07/21	NOK	183.44	NOK	12,758	$(18,093)
BP PLC	Morgan Stanley & Co. International PLC	114,000	07/08/21	GBP	3.20	GBP	361	(7,318)
LUKOIL PJSC, ADR	Morgan Stanley & Co. International PLC	7,000	07/08/21	USD	81.31	USD	650	(78,632)
Santos Ltd.	JPMorgan Chase Bank N.A.	46,600	07/08/21	AUD	7.04	AUD	330	(6,443)
TotalEnergies SE	Goldman Sachs International	43,500	07/08/21	EUR	39.62	EUR	1,662	(6,928)
BP PLC	UBS AG	560,000	07/14/21	GBP	3.34	GBP	1,775	(17,025)
Equinor ASA	Credit Suisse International	29,400	07/15/21	NOK	193.35	NOK	5,359	(2,130)
Santos Ltd.	UBS AG	253,000	07/15/21	AUD	7.44	AUD	1,792	(15,733)
Oil Search Ltd.	UBS AG	109,400	07/20/21	AUD	3.74	AUD	417	(13,884)
Royal Dutch Shell PLC, Class B, ADR	Barclays Bank PLC	103,100	07/28/21	USD	38.45	USD	4,003	(195,953)
Equinor ASA	HSBC Bank PLC	28,600	07/29/21	NOK	193.02	NOK	5,213	(5,250)
TotalEnergies SE	Goldman Sachs International	54,600	07/29/21	EUR	41.73	EUR	2,086	(9,412)
Aker BP ASA	Goldman Sachs International	31,400	08/04/21	NOK	286.13	NOK	8,617	(19,975)
Oil Search Ltd.	Morgan Stanley & Co. International PLC	219,000	08/05/21	AUD	3.92	AUD	834	(19,355)
LUKOIL PJSC, ADR	Goldman Sachs International	7,000	08/10/21	USD	94.01	USD	650	(10,044)
TotalEnergies SE	Goldman Sachs International	72,900	08/11/21	EUR	40.66	EUR	2,785	(30,143)
TotalEnergies SE	Credit Suisse International	29,200	08/18/21	EUR	38.74	EUR	1,116	(37,321)

								$(553,460)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$1,128,649	$(691,415)	$(2,803,335)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$2,803,335	$—	$—	$—	$2,803,335

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(25,247)	$—	$—	$—	$(25,247)
Options written	—	—	(7,788,133)	—	—	—	(7,788,133)

	$—	$—	$(7,813,380)	$—	$—	$—	$(7,813,380)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$270,941	$—	$—	$—	$270,941

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

44	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Energy and Resources Trust (BGR)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$—	(a)
Average value of option contracts written	$2,484,265

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$2,803,335

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,803,335

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(2,249,875)

Total derivative assets and liabilities subject to an MNA	$—	$553,460

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$195,953	$—	$(195,953)	$—	$—
Credit Suisse International	57,544	—	(57,544)	—	—
Goldman Sachs International	76,502	—	(76,502)	—	—
HSBC Bank PLC	5,250	—	—	—	5,250
JPMorgan Chase Bank N.A.	6,443	—	(6,443)	—	—
Morgan Stanley & Co. International PLC	105,305	—	—	—	105,305
UBS AG	106,463	—	—	—	106,463

	$553,460	$—	$(336,442)	$—	$217,018

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Energy Equipment & Services	$5,535,043	$—	$—	$5,535,043
Food Products	2,554,875	—	—	2,554,875
Oil, Gas & Consumable Fuels	231,141,660	57,923,539	—	289,065,199
Short-Term Securities
Money Market Funds	2,837,978	—	—	2,837,978

	$242,069,556	$57,923,539	$—	$299,993,095

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Energy and Resources Trust (BGR)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(2,055,376)	$(747,959)	$—	$(2,803,335)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

46	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 1.3%
BAE Systems PLC, ADR	419,110	$12,267,350

Air Freight & Logistics — 1.1%
C.H. Robinson Worldwide, Inc.	108,961	10,206,377

Automobiles — 2.4%
General Motors Co.(a)	378,241	22,380,520

Banks — 3.5%
Bank of America Corp.(b)	361,233	14,893,637
JPMorgan Chase & Co.	118,371	18,411,425

		33,305,062

Beverages — 1.2%
Coca-Cola Co.	206,726	11,185,944

Capital Markets — 3.2%
Intercontinental Exchange, Inc.	91,727	10,887,995
Morgan Stanley	210,531	19,303,587

		30,191,582

Chemicals — 3.2%
Axalta Coating Systems Ltd.(a)	315,885	9,631,334
Corteva, Inc.	470,538	20,868,360

		30,499,694

Communications Equipment — 3.2%
Ciena Corp.(a)	173,442	9,867,115
Cisco Systems, Inc.	391,381	20,743,193

		30,610,308

Construction & Engineering — 1.2%
Quanta Services, Inc.	122,628	11,106,418

Consumer Finance — 2.7%
Ally Financial, Inc.	257,986	12,858,022
Capital One Financial Corp.	80,000	12,375,200

		25,233,222

Containers & Packaging — 0.3%
Sealed Air Corp.	48,730	2,887,252

Diversified Financial Services — 2.5%
Berkshire Hathaway, Inc., Class B(a)	83,518	23,211,323

Electronic Equipment, Instruments & Components — 0.8%
CDW Corp.	42,014	7,337,745

Entertainment — 0.9%
World Wrestling Entertainment, Inc., Class A	148,554	8,599,791

Health Care Equipment & Supplies — 1.0%
Koninklijke Philips NV, NY Shares.	184,969	9,192,959

Health Care Providers & Services — 6.5%
Anthem, Inc.	33,475	12,780,755
Humana, Inc.	14,998	6,639,915
Laboratory Corp. of America Holdings(a)	61,085	16,850,297
UnitedHealth Group, Inc.	63,513	25,433,146

		61,704,113

Health Care Technology — 0.6%
Veeva Systems, Inc., Class A(a)	19,276	5,993,872

Hotels, Restaurants & Leisure — 0.8%
Las Vegas Sands Corp.(a)	143,088	7,539,307

Security	Shares	Value

Insurance — 0.6%
Fidelity National Financial, Inc.	123,857	$5,382,825

Interactive Media & Services(a) — 9.6%
Alphabet, Inc., Class A(b)	24,129	58,917,951
Facebook, Inc., Class A	90,639	31,516,087

		90,434,038

Internet & Direct Marketing Retail(a) — 6.5%
Alibaba Group Holding Ltd., ADR	41,183	9,339,481
Amazon.com, Inc.	15,274	52,545,003

		61,884,484

IT Services — 6.0%
Fidelity National Information Services, Inc.	92,641	13,124,450
FleetCor Technologies, Inc.(a)	52,432	13,425,738
Visa, Inc., Class A(b)	130,830	30,590,671

		57,140,859

Machinery — 2.0%
Fortive Corp.	140,563	9,802,864
Otis Worldwide Corp.	115,577	9,450,731

		19,253,595

Media — 3.5%
Comcast Corp., Class A	427,482	24,375,024
Fox Corp., Class A	240,348	8,924,121

		33,299,145

Multi-line Retail — 2.9%
Dollar General Corp.	54,488	11,790,658
Dollar Tree, Inc.(a)	158,802	15,800,799

		27,591,457

Oil, Gas & Consumable Fuels — 3.5%
BP PLC, ADR	224,139	5,921,753
ConocoPhillips	273,568	16,660,291
EQT Corp.(a)	476,047	10,596,806

		33,178,850

Personal Products — 1.4%
Unilever PLC, ADR	229,338	13,416,273

Pharmaceuticals — 2.8%
Novo Nordisk A/S, ADR	91,523	7,666,882
Sanofi, ADR	348,302	18,341,583

		26,008,465

Professional Services — 0.4%
Robert Half International, Inc.	38,970	3,467,161

Real Estate Management & Development — 1.2%
CBRE Group, Inc., Class A(a)	137,284	11,769,357

Road & Rail — 1.4%
Norfolk Southern Corp.	49,110	13,034,285

Semiconductors & Semiconductor Equipment — 4.7%
Applied Materials, Inc.	175,230	24,952,752
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	165,870	19,930,939

		44,883,691

Software — 7.9%
CDK Global, Inc.	271,354	13,483,580
Microsoft Corp.(b)	225,821	61,174,909

		74,658,489

Specialty Retail — 3.3%
Lowe’s Cos., Inc.	39,697	7,700,027

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII) (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail (continued)
O’Reilly Automotive, Inc.(a)	18,969	$10,740,438
Ross Stores, Inc.	104,558	12,965,192

		31,405,657

Technology Hardware, Storage & Peripherals — 4.4%
Apple, Inc.(b)	303,518	41,569,825

Wireless Telecommunication Services — 1.4%
Vodafone Group PLC, ADR	776,328	13,298,499

Total Long-Term Investments — 99.9% (Cost: $563,386,172)		945,129,794

Short-Term Securities

Money Market Funds — 1.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(c)(d)	12,748,208	12,748,208

Total Short-Term Securities — 1.4% (Cost: $12,748,208)		12,748,208

Total Investments Before Options Written — 101.3% (Cost: $576,134,380)		957,878,002

Options Written — (1.3)% (Premiums Received: $(11,084,600))		(11,763,153)

Total Investments, Net of Options Written — 100.0% (Cost: $565,049,780)		946,114,849
Other Assets Less Liabilities — 0.0%		43,048

Net Assets — 100.0%		$946,157,897

(a)	Non-income producing security.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Affiliate of the Trust.
(d)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,614,004	$1,134,204	(a)	$—	$—	$—	$12,748,208	12,748,208	$1,133	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Alphabet, Inc., Class A	46	07/02/21	USD	2,280.00	USD	11,232	$(747,730)
Amazon.com, Inc.	8	07/02/21	USD	3,350.00	USD	2,752	(75,760)
Berkshire Hathaway, Inc., Class B	199	07/02/21	USD	292.50	USD	5,531	(1,194)
BP PLC, ADR	178	07/02/21	USD	27.00	USD	470	(1,513)
Ciena Corp.	118	07/02/21	USD	56.00	USD	671	(10,089)
Ciena Corp.	118	07/02/21	USD	57.00	USD	671	(4,071)
Cisco Systems, Inc.	94	07/02/21	USD	53.50	USD	498	(470)
Comcast Corp., Class A	367	07/02/21	USD	57.50	USD	2,093	(6,423)

48	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Comcast Corp., Class A	220	07/02/21	USD	57.00	USD	1,254	$(8,800)
JPMorgan Chase & Co.	83	07/02/21	USD	167.50	USD	1,291	(249)
Morgan Stanley	637	07/02/21	USD	91.00	USD	5,841	(71,662)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	14	07/02/21	USD	119.00	USD	168	(2,226)
Alphabet, Inc., Class A	40	07/09/21	USD	2,400.00	USD	9,767	(206,400)
Anthem, Inc.	69	07/09/21	USD	400.00	USD	2,634	(2,760)
Apple, Inc.	205	07/09/21	USD	129.00	USD	2,808	(162,462)
Bank of America Corp.	410	07/09/21	USD	43.50	USD	1,690	(2,255)
Berkshire Hathaway, Inc., Class B	165	07/09/21	USD	292.50	USD	4,586	(3,713)
BP PLC, ADR	289	07/09/21	USD	28.50	USD	764	(1,445)
Cisco Systems, Inc.	523	07/09/21	USD	54.00	USD	2,772	(5,230)
Cisco Systems, Inc.	371	07/09/21	USD	53.00	USD	1,966	(12,985)
Coca-Cola Co.	215	07/09/21	USD	55.00	USD	1,163	(2,688)
Comcast Corp., Class A	30	07/09/21	USD	58.50	USD	171	(795)
ConocoPhillips	65	07/09/21	USD	58.00	USD	396	(20,638)
Dollar General Corp.	23	07/09/21	USD	207.50	USD	498	(20,815)
Fox Corp., Class A	175	07/09/21	USD	38.50	USD	650	(3,500)
General Motors Co.	183	07/09/21	USD	65.00	USD	1,083	(1,098)
Humana, Inc.	26	07/09/21	USD	437.50	USD	1,151	(21,580)
JPMorgan Chase & Co.	196	07/09/21	USD	165.91	USD	3,049	(1,089)
Microsoft Corp.	256	07/09/21	USD	252.50	USD	6,935	(476,160)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	198	07/09/21	USD	120.00	USD	2,379	(37,125)
Visa, Inc., Class A	97	07/09/21	USD	235.00	USD	2,268	(18,915)
Vodafone Group PLC, ADR	861	07/09/21	USD	19.00	USD	1,475	(1,722)
Alibaba Group Holding Ltd., ADR	100	07/16/21	USD	225.00	USD	2,268	(64,750)
Ally Financial, Inc.	440	07/16/21	USD	48.50	USD	2,193	(87,379)
Amazon.com, Inc.	1	07/16/21	USD	3,450.00	USD	344	(5,075)
Apple, Inc.	289	07/16/21	USD	135.00	USD	3,958	(93,202)
Applied Materials, Inc.	120	07/16/21	USD	140.00	USD	1,709	(61,200)
Axalta Coating Systems Ltd.	453	07/16/21	USD	33.00	USD	1,381	(4,530)
Bank of America Corp.	430	07/16/21	USD	42.00	USD	1,773	(26,445)
C.H. Robinson Worldwide, Inc.	207	07/16/21	USD	100.00	USD	1,939	(2,070)
Capital One Financial Corp.	138	07/16/21	USD	160.00	USD	2,135	(19,872)
CBRE Group, Inc., Class A	453	07/16/21	USD	88.56	USD	3,884	(25,495)
CDK Global, Inc.	452	07/16/21	USD	54.95	USD	2,246	(48)
CDW Corp.	73	07/16/21	USD	170.00	USD	1,275	(44,165)
Ciena Corp.	235	07/16/21	USD	55.00	USD	1,337	(39,362)
Cisco Systems, Inc.	183	07/16/21	USD	52.50	USD	970	(13,817)
Cisco Systems, Inc.	94	07/16/21	USD	55.00	USD	498	(611)
ConocoPhillips	61	07/16/21	USD	60.00	USD	371	(12,231)
Corteva, Inc.	1,173	07/16/21	USD	46.19	USD	5,202	(25,425)
Dollar General Corp.	152	07/16/21	USD	210.00	USD	3,289	(107,920)
Dollar Tree, Inc.	373	07/16/21	USD	105.00	USD	3,711	(11,563)
EQT Corp.	686	07/16/21	USD	24.00	USD	1,527	(20,580)
Facebook, Inc., Class A	289	07/16/21	USD	315.00	USD	10,049	(971,762)
Fidelity National Financial, Inc.	131	07/16/21	USD	47.00	USD	569	(1,965)
Fidelity National Information Services, Inc.	22	07/16/21	USD	155.00	USD	312	(110)
FleetCor Technologies, Inc.	43	07/16/21	USD	280.50	USD	1,101	(859)
Fortive Corp.	389	07/16/21	USD	72.00	USD	2,713	(22,695)
General Motors Co.	57	07/16/21	USD	62.50	USD	337	(2,166)
Intercontinental Exchange, Inc.	343	07/16/21	USD	115.00	USD	4,071	(142,345)
JPMorgan Chase & Co.	166	07/16/21	USD	170.00	USD	2,582	(3,237)
Laboratory Corp. of America Holdings	194	07/16/21	USD	270.00	USD	5,351	(171,690)
Laboratory Corp. of America Holdings	19	07/16/21	USD	280.00	USD	524	(7,125)
Las Vegas Sands Corp.	195	07/16/21	USD	65.00	USD	1,027	(2,535)
Lowe’s Cos., Inc.	139	07/16/21	USD	200.00	USD	2,696	(12,997)
Microsoft Corp.	271	07/16/21	USD	255.00	USD	7,341	(440,375)
Norfolk Southern Corp.	90	07/16/21	USD	280.00	USD	2,389	(3,600)
Novo Nordisk A/S, ADR	281	07/16/21	USD	80.90	USD	2,354	(92,936)
O’Reilly Automotive, Inc.	68	07/16/21	USD	560.00	USD	3,850	(82,280)
Quanta Services, Inc.	189	07/16/21	USD	95.00	USD	1,712	(8,978)
Robert Half International, Inc.	216	07/16/21	USD	90.00	USD	1,922	(22,680)

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Ross Stores, Inc.	50	07/16/21	USD	130.00	USD	620	$(2,250)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	125	07/16/21	USD	120.00	USD	1,502	(38,438)
Unilever PLC, ADR	183	07/16/21	USD	61.21	USD	1,071	(1,722)
Veeva Systems, Inc., Class A	61	07/16/21	USD	268.00	USD	1,897	(262,296)
Visa, Inc., Class A	59	07/16/21	USD	235.00	USD	1,380	(17,700)
Vodafone Group PLC, ADR	663	07/16/21	USD	18.66	USD	1,136	(741)
Vodafone Group PLC, ADR	862	07/16/21	USD	19.00	USD	1,477	(2,155)
World Wrestling Entertainment, Inc., Class A	220	07/16/21	USD	55.00	USD	1,274	(72,600)
Amazon.com, Inc.	4	07/23/21	USD	3,300.00	USD	1,376	(66,800)
Amazon.com, Inc.	14	07/23/21	USD	3,450.00	USD	4,816	(94,500)
Apple, Inc.	292	07/23/21	USD	128.00	USD	3,999	(271,560)
Applied Materials, Inc.	175	07/23/21	USD	146.00	USD	2,492	(56,000)
BP PLC, ADR	61	07/23/21	USD	27.50	USD	161	(2,257)
Cisco Systems, Inc.	196	07/23/21	USD	55.00	USD	1,039	(2,646)
Coca-Cola Co.	366	07/23/21	USD	55.50	USD	1,980	(14,640)
Comcast Corp., Class A	439	07/23/21	USD	57.50	USD	2,503	(35,120)
ConocoPhillips	520	07/23/21	USD	60.40	USD	3,167	(124,346)
Dollar General Corp.	15	07/23/21	USD	212.50	USD	325	(8,700)
Facebook, Inc., Class A	76	07/23/21	USD	337.50	USD	2,643	(113,620)
Fox Corp., Class A	245	07/23/21	USD	38.00	USD	910	(14,088)
General Motors Co.	4	07/23/21	USD	64.00	USD	24	(146)
Lowe’s Cos., Inc.	56	07/23/21	USD	195.00	USD	1,086	(17,304)
Microsoft Corp.	251	07/23/21	USD	270.00	USD	6,800	(158,757)
Morgan Stanley	32	07/23/21	USD	95.00	USD	293	(4,240)
Norfolk Southern Corp.	103	07/23/21	USD	282.50	USD	2,734	(5,665)
Ross Stores, Inc.	315	07/23/21	USD	121.00	USD	3,906	(151,200)
Vodafone Group PLC, ADR	862	07/23/21	USD	19.00	USD	1,477	(3,017)
CDK Global, Inc.	289	07/28/21	USD	54.00	USD	1,436	(2,137)
Veeva Systems, Inc., Class A	60	07/28/21	USD	300.00	USD	1,866	(93,348)
Anthem, Inc.	48	07/30/21	USD	392.50	USD	1,833	(27,360)
Applied Materials, Inc.	447	07/30/21	USD	144.00	USD	6,365	(210,090)
Bank of America Corp.	90	07/30/21	USD	43.00	USD	371	(5,130)
Bank of America Corp.	272	07/30/21	USD	41.50	USD	1,121	(30,600)
BP PLC, ADR	533	07/30/21	USD	28.00	USD	1,408	(19,188)
Ciena Corp.	136	07/30/21	USD	58.00	USD	774	(16,252)
Cisco Systems, Inc.	659	07/30/21	USD	54.00	USD	3,493	(29,985)
Coca-Cola Co.	624	07/30/21	USD	55.00	USD	3,376	(41,184)
ConocoPhillips	134	07/30/21	USD	64.00	USD	816	(14,472)
ConocoPhillips	134	07/30/21	USD	62.00	USD	816	(23,986)
Dollar Tree, Inc.	373	07/30/21	USD	105.00	USD	3,711	(29,094)
General Motors Co.	306	07/30/21	USD	63.00	USD	1,811	(21,726)
JPMorgan Chase & Co.	117	07/30/21	USD	155.00	USD	1,820	(45,922)
Lowe’s Cos., Inc.	102	07/30/21	USD	197.50	USD	1,978	(25,602)
Microsoft Corp.	261	07/30/21	USD	265.00	USD	7,070	(262,305)
UnitedHealth Group, Inc.	151	07/30/21	USD	412.50	USD	6,047	(73,235)
Visa, Inc., Class A	20	07/30/21	USD	240.00	USD	468	(6,500)
Vodafone Group PLC, ADR	642	07/30/21	USD	18.50	USD	1,100	(5,457)
Alibaba Group Holding Ltd., ADR	159	08/06/21	USD	230.00	USD	3,606	(119,250)
Alphabet, Inc., Class A	25	08/06/21	USD	2,450.00	USD	6,104	(186,125)
Apple, Inc.	341	08/06/21	USD	140.00	USD	4,670	(94,798)
Bank of America Corp.	846	08/06/21	USD	43.00	USD	3,488	(57,951)
Capital One Financial Corp.	246	08/06/21	USD	162.50	USD	3,805	(72,693)
Cisco Systems, Inc.	182	08/06/21	USD	53.50	USD	965	(14,651)
Coca-Cola Co.	97	08/06/21	USD	55.00	USD	525	(7,372)
ConocoPhillips	93	08/06/21	USD	63.00	USD	566	(16,043)
Dollar Tree, Inc.	79	08/06/21	USD	100.00	USD	786	(21,251)
Facebook, Inc., Class A	129	08/06/21	USD	362.50	USD	4,485	(107,715)
General Motors Co.	387	08/06/21	USD	63.00	USD	2,290	(44,311)
Microsoft Corp.	122	08/06/21	USD	277.50	USD	3,305	(50,630)
Morgan Stanley	341	08/06/21	USD	91.00	USD	3,127	(116,792)
Sealed Air Corp.	153	08/06/21	USD	60.01	USD	907	(25,273)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	243	08/06/21	USD	122.00	USD	2,920	(85,050)

50	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
UnitedHealth Group, Inc.	71	08/06/21	USD	405.00	USD	2,843	$(63,722)
Vodafone Group PLC, ADR	1,000	08/06/21	USD	17.50	USD	1,713	(35,000)
Koninklijke Philips NV, NY Shares	414	08/16/21	USD	55.50	USD	2,058	(9,759)
Ally Financial, Inc.	464	08/20/21	USD	54.00	USD	2,313	(37,293)
Alphabet, Inc., Class A	41	08/20/21	USD	2,440.00	USD	10,011	(377,200)
Apple, Inc.	785	08/20/21	USD	135.00	USD	10,751	(457,262)
Bank of America Corp.	227	08/20/21	USD	43.00	USD	936	(20,317)
BP PLC, ADR	351	08/20/21	USD	29.00	USD	927	(13,338)
C.H. Robinson Worldwide, Inc.	174	08/20/21	USD	105.00	USD	1,630	(19,140)
CBRE Group, Inc., Class A	411	08/20/21	USD	89.00	USD	3,524	(83,269)
CDK Global, Inc.	208	08/20/21	USD	55.00	USD	1,034	(12,480)
CDW Corp.	74	08/20/21	USD	170.00	USD	1,292	(66,970)
Cisco Systems, Inc.	163	08/20/21	USD	55.00	USD	864	(14,018)
Comcast Corp., Class A	440	08/20/21	USD	60.00	USD	2,509	(33,220)
ConocoPhillips	358	08/20/21	USD	65.00	USD	2,180	(52,626)
ConocoPhillips	358	08/20/21	USD	60.00	USD	2,180	(119,930)
Dollar Tree, Inc.	175	08/20/21	USD	120.00	USD	1,741	(2,625)
EQT Corp.	980	08/20/21	USD	23.31	USD	2,181	(108,566)
Fidelity National Financial, Inc.	649	08/20/21	USD	47.42	USD	2,821	(18,614)
Fidelity National Information Services, Inc.	216	08/20/21	USD	155.00	USD	3,060	(15,120)
FleetCor Technologies, Inc.	44	08/20/21	USD	280.00	USD	1,127	(9,570)
Fortive Corp.	496	08/20/21	USD	72.88	USD	3,459	(65,396)
General Motors Co.	387	08/20/21	USD	62.50	USD	2,290	(62,500)
Intercontinental Exchange, Inc.	234	08/20/21	USD	115.00	USD	2,778	(132,210)
Las Vegas Sands Corp.	62	08/20/21	USD	60.00	USD	327	(6,262)
Microsoft Corp.	261	08/20/21	USD	260.00	USD	7,070	(396,067)
Norfolk Southern Corp.	116	08/20/21	USD	270.00	USD	3,079	(74,240)
Novo Nordisk A/S, ADR	295	08/20/21	USD	85.00	USD	2,471	(57,525)
O’Reilly Automotive, Inc.	62	08/20/21	USD	560.00	USD	3,511	(141,670)
Otis Worldwide Corp.	573	08/20/21	USD	85.00	USD	4,685	(85,950)
Quanta Services, Inc.	583	08/20/21	USD	95.00	USD	5,280	(137,005)
Robert Half International, Inc.	164	08/20/21	USD	92.49	USD	1,459	(34,300)
Sanofi, ADR	943	08/20/21	USD	53.28	USD	4,966	(111,286)
Sealed Air Corp.	153	08/20/21	USD	60.00	USD	907	(30,600)
Unilever PLC, ADR	530	08/20/21	USD	62.50	USD	3,101	(13,250)
Visa, Inc., Class A	59	08/20/21	USD	235.00	USD	1,380	(39,677)
World Wrestling Entertainment, Inc., Class A	300	08/20/21	USD	65.00	USD	1,737	(57,750)
Otis Worldwide Corp.	155	09/17/21	USD	85.00	USD	1,267	(30,613)

							$(11,181,963)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Koninklijke Philips NV, NY Shares	Barclays Bank PLC	38,500	07/06/21	USD	57.61	USD	1,913	$—
BAE Systems PLC, ADR	Bank of America N.A.	27,200	07/07/21	USD	29.95	USD	796	(3,085)
BAE Systems PLC, ADR	Citibank N.A.	27,200	07/13/21	USD	30.55	USD	796	(2,516)
Koninklijke Philips NV, NY Shares	Barclays Bank PLC	36,600	07/13/21	USD	60.70	USD	1,819	—
BAE Systems PLC, ADR	Citibank N.A.	26,200	07/20/21	USD	30.65	USD	767	(3,833)
BAE Systems PLC, ADR	Citibank N.A.	26,200	07/27/21	USD	30.65	USD	767	(5,499)
Axalta Coating Systems Ltd.	Citibank N.A.	65,100	07/28/21	USD	32.25	USD	1,985	(15,877)
Unilever PLC, ADR	Credit Suisse International	8,900	07/29/21	USD	59.90	USD	521	(4,148)
Applied Materials, Inc.	Morgan Stanley & Co. LLC	44,600	08/06/21	USD	140.00	USD	6,351	(337,845)
Facebook, Inc., Class A	Morgan Stanley & Co. LLC	7,700	08/06/21	USD	355.00	USD	2,677	(85,855)
Sanofi, ADR	Barclays Bank PLC	27,600	08/09/21	USD	53.00	USD	1,453	(30,562)
BAE Systems PLC, ADR	Citibank N.A.	38,100	08/11/21	USD	30.50	USD	1,115	(14,077)
Corteva, Inc.	Barclays Bank PLC	39,800	08/20/21	USD	45.02	USD	1,765	(48,813)
Ally Financial, Inc.	Citibank N.A.	34,000	09/07/21	USD	55.26	USD	1,695	(29,080)

								$(581,190)

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$3,199,816	$(3,878,369)	$(11,763,153)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$11,763,153	$—	$—	$—	$11,763,153

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(15,068,271)	$—	$—	$—	$(15,068,271)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(153,841)	$—	$—	$—	$(153,841)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written.	$12,321,347

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$11,763,153

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	11,763,153

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(11,181,963)

Total derivative assets and liabilities subject to an MNA	$—	$581,190

52	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Capital and Income Fund, Inc. (CII)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$3,085	$—	$—	$—	$3,085
Barclays Bank PLC	79,375	—	—	(79,375)	—
Citibank N.A.	70,882	—	—	—	70,882
Credit Suisse International	4,148	—	—	—	4,148
Morgan Stanley & Co. LLC	423,700	—	—	—	423,700

	$581,190	$—	$—	$(79,375)	$501,815

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$945,129,794	$—	$—	$945,129,794
Short-Term Securities
Money Market Funds	12,748,208	—	—	12,748,208

	$957,878,002	$—	$—	$957,878,002

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(9,947,691)	$(1,815,462)	$—	$(11,763,153)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	53

Schedule of Investments (unaudited) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 3.2%
BAE Systems PLC	5,386,436	$38,922,480
Huntington Ingalls Industries, Inc.(a)	53,934	11,366,591
Raytheon Technologies Corp.(a)	135,790	11,584,245

		61,873,316

Auto Components — 0.7%
Lear Corp.(a)	74,027	12,975,453

Automobiles — 2.2%
General Motors Co.(a)(b)	713,775	42,234,067

Banks — 11.5%
Bank of America Corp.(a)	1,258,512	51,888,450
Citigroup, Inc.(a)(c)	963,102	68,139,466
First Citizens BancShares, Inc., Class A	6,193	5,157,159
JPMorgan Chase & Co.(a)(c)	170,826	26,570,276
Wells Fargo & Co.(a)(c)	1,585,647	71,813,953

		223,569,304

Beverages(a) — 2.0%
Coca-Cola Co.	327,169	17,703,114
Constellation Brands, Inc., Class A	89,256	20,876,086

		38,579,200

Capital Markets — 6.0%
Apollo Global Management, Inc.	159,648	9,930,105
Blackstone Group, Inc.(a)	24,290	2,359,531
Charles Schwab Corp.(a)	395,944	28,828,683
Intercontinental Exchange, Inc.(a)	50,280	5,968,236
Morgan Stanley(a)	487,468	44,695,941
Raymond James Financial, Inc.(a)	190,727	24,775,437

		116,557,933

Chemicals(a) — 1.5%
Corteva, Inc.	205,111	9,096,673
DuPont de Nemours, Inc.	78,275	6,059,268
PPG Industries, Inc.	83,693	14,208,560

		29,364,501

Communications Equipment(a) — 3.2%
Cisco Systems, Inc.	962,947	51,036,191
Motorola Solutions, Inc.	52,915	11,474,618

		62,510,809

Consumer Finance(a) — 1.5%
American Express Co.	79,951	13,210,303
Capital One Financial Corp.	100,478	15,542,942

		28,753,245

Containers & Packaging — 0.5%
Sealed Air Corp.(a)	171,134	10,139,689

Diversified Financial Services(a) — 1.0%
Berkshire Hathaway, Inc., Class B(b)	15,288	4,248,841
Equitable Holdings, Inc.	517,620	15,761,529

		20,010,370

Diversified Telecommunication Services — 2.4%
Verizon Communications, Inc.(a)(c)	831,146	46,569,110

Electric Utilities(a) — 1.8%
American Electric Power Co., Inc.	73,086	6,182,345
Edison International	255,905	14,796,427

Security	Shares	Value

Electric Utilities (continued)
Exelon Corp.	202,073	$8,953,855
Southern Co.	91,620	5,543,926

		35,476,553

Food Products — 1.1%
Danone SA	309,692	21,788,350

Health Care Equipment & Supplies — 5.2%
Alcon, Inc.	168,135	11,792,569
Koninklijke Philips NV	557,253	27,658,784
Medtronic PLC(a)	288,750	35,842,538
Zimmer Biomet Holdings, Inc.(a)	155,694	25,038,709

		100,332,600

Health Care Providers & Services(a) — 7.4%
Anthem, Inc.(c)	150,532	57,473,118
Cigna Corp.	78,585	18,630,146
CVS Health Corp.	295,924	24,691,898
Humana, Inc.	36,205	16,028,678
McKesson Corp.	52,847	10,106,460
UnitedHealth Group, Inc.	42,646	17,077,164

		144,007,464

Household Durables — 1.2%
Newell Brands, Inc.(a)	452,299	12,424,654
Panasonic Corp.	863,400	9,941,631

		22,366,285

Industrial Conglomerates — 2.9%
General Electric Co.(a)	2,496,516	33,603,105
Siemens AG, Registered Shares	147,459	23,413,345

		57,016,450

Insurance — 7.0%
Allstate Corp.(a)	104,026	13,569,152
American International Group, Inc.(a)	1,192,859	56,780,088
Arthur J. Gallagher & Co.(a)	155,349	21,761,288
Fidelity National Financial, Inc.(a)	388,882	16,900,812
First American Financial Corp.	51,777	3,228,296
MetLife, Inc.(a)	403,436	24,145,645

		136,385,281

IT Services(a) — 3.5%
Cognizant Technology Solutions Corp., Class A	371,067	25,700,100
Fidelity National Information Services, Inc.	151,670	21,487,089
Visa, Inc., Class A	91,685	21,437,787

		68,624,976

Machinery — 0.4%
Komatsu Ltd.	351,100	8,697,996

Media(a) — 3.5%
Comcast Corp., Class A	729,313	41,585,427
Fox Corp., Class A	714,955	26,546,279

		68,131,706

Multi-line Retail — 0.9%
Dollar General Corp.(a)	76,421	16,536,740

Multi-Utilities — 2.7%
Ameren Corp.(a)	141,462	11,322,619
CenterPoint Energy, Inc.	207,760	5,094,275
NiSource, Inc.(a)	445,849	10,923,301
Public Service Enterprise Group, Inc.(a)	411,287	24,570,285

		51,910,480

54	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Oil, Gas & Consumable Fuels — 6.9%
BP PLC	7,833,652	$34,353,620
ConocoPhillips(a)	470,532	28,655,399
Enterprise Products Partners LP(a)	1,536,284	37,070,533
Equinor ASA	525,949	11,133,553
Marathon Petroleum Corp.(a)	394,028	23,807,172

		135,020,277

Personal Products — 2.1%
Unilever PLC, ADR(a)	684,756	40,058,226

Pharmaceuticals — 5.7%
AstraZeneca PLC	327,708	39,372,191
Bayer AG, Registered Shares	514,687	31,290,495
Sanofi	387,557	40,717,737

		111,380,423

Professional Services — 0.6%
Leidos Holdings, Inc.(a)	106,936	10,811,230

Road & Rail — 0.9%
Union Pacific Corp.(a)	79,217	17,422,195

Software(a) — 3.4%
CDK Global, Inc.	215,220	10,694,282
Microsoft Corp.(c)	72,937	19,758,633
Open Text Corp.	230,141	11,691,163
SS&C Technologies Holdings, Inc.	343,714	24,768,031

		66,912,109

Specialty Retail(a) — 2.4%
Lowe’s Cos., Inc.	72,554	14,073,299
Ross Stores, Inc.	266,110	32,997,640

		47,070,939

Technology Hardware, Storage & Peripherals — 0.7%
Samsung Electronics Co. Ltd., Registered Shares, GDR	7,501	13,379,291

Tobacco — 1.5%
Altria Group, Inc.(a)	224,383	10,698,581
British American Tobacco PLC	451,005	17,510,518

		28,209,099

Wireless Telecommunication Services — 0.2%
Rogers Communications, Inc., Class B	66,628	3,542,098

Total Common Stocks — 97.7% (Cost: $1,352,313,173)		1,898,217,765

Security	Shares	Value

Preferred Securities

Preferred Stocks — 0.3%

Household Products — 0.3%
Henkel AG & Co. KGaA, Preference Shares	59,585	$6,293,006

Total Preferred Securities — 0.3% (Cost: $5,026,537)		6,293,006

Total Long-Term Investments — 98.0% (Cost: $1,357,339,710)		1,904,510,771

Short-Term Securities

Money Market Funds — 2.5%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(d)(e)	48,566,704	48,566,704

Total Short-Term Securities — 2.5% (Cost: $48,566,704)		48,566,704

Total Investments Before Options Written — 100.5% (Cost: $1,405,906,414)		1,953,077,475

Options Written — (0.7)% (Premiums Received: $(22,612,707))		(13,785,732)

Total Investments, Net of Options Written — 99.8% (Cost: $1,383,293,707)		1,939,291,743

Other Assets Less Liabilities — 0.2%		3,463,091

Net Assets — 100.0%		$1,942,754,834

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)	Affiliate of the Trust.
(e)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

S C H E D U L E O F I N V E S T M E N T S	55

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$12,016,637	$36,550,067	(a)	$—	$—	$—	$48,566,704	48,566,704	$1,352		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	0	(a)	—	—	—	—	—	4,054	(c)	—

					$—	$—	$48,566,704		$5,406		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer an affiliate.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
American International Group, Inc.	943	07/02/21	USD	51.00	USD	4,489	$(943)
Anthem, Inc.	159	07/02/21	USD	397.50	USD	6,071	(5,565)
Charles Schwab Corp.	386	07/02/21	USD	74.50	USD	2,810	(3,474)
Cigna Corp.	85	07/02/21	USD	270.00	USD	2,015	(850)
Cisco Systems, Inc.	327	07/02/21	USD	53.50	USD	1,733	(1,635)
Cognizant Technology Solutions Corp., Class A	153	07/02/21	USD	71.50	USD	1,060	(1,530)
Comcast Corp., Class A	661	07/02/21	USD	57.50	USD	3,769	(11,568)
Comcast Corp., Class A	163	07/02/21	USD	57.00	USD	929	(6,520)
Constellation Brands, Inc., Class A	90	07/02/21	USD	240.00	USD	2,105	(2,250)
CVS Health Corp.	208	07/02/21	USD	86.50	USD	1,736	(1,144)
DuPont de Nemours, Inc.	62	07/02/21	USD	87.00	USD	480	(1,860)
Fox Corp., Class A	605	07/02/21	USD	38.50	USD	2,246	(3,025)
General Motors Co.	301	07/02/21	USD	60.00	USD	1,781	(6,020)
Humana, Inc.	33	07/02/21	USD	450.00	USD	1,461	(1,980)
JPMorgan Chase & Co.	279	07/02/21	USD	167.50	USD	4,340	(837)
Marathon Petroleum Corp.	555	07/02/21	USD	61.00	USD	3,353	(18,870)
Morgan Stanley	1,040	07/02/21	USD	91.00	USD	9,536	(117,000)
Wells Fargo & Co.	1,169	07/02/21	USD	48.00	USD	5,294	(2,923)
SS&C Technologies Holdings, Inc.	687	07/07/21	USD	74.75	USD	4,951	(21,551)
American International Group, Inc.	1,345	07/09/21	USD	53.00	USD	6,402	(44,385)
Anthem, Inc.	159	07/09/21	USD	400.00	USD	6,071	(6,360)
Bank of America Corp.	1,876	07/09/21	USD	43.50	USD	7,735	(10,318)
Berkshire Hathaway, Inc., Class B	152	07/09/21	USD	292.50	USD	4,224	(3,420)
Capital One Financial Corp.	106	07/09/21	USD	157.50	USD	1,640	(13,939)
Charles Schwab Corp.	448	07/09/21	USD	71.50	USD	3,262	(85,344)
Charles Schwab Corp.	447	07/09/21	USD	72.00	USD	3,255	(72,637)
Citigroup, Inc.	377	07/09/21	USD	80.50	USD	2,667	(754)
Coca-Cola Co.	201	07/09/21	USD	55.00	USD	1,088	(2,513)
Cognizant Technology Solutions Corp., Class A	256	07/09/21	USD	72.50	USD	1,773	(7,680)
Comcast Corp., Class A	949	07/09/21	USD	58.50	USD	5,411	(25,149)
ConocoPhillips	501	07/09/21	USD	58.00	USD	3,051	(159,067)
Constellation Brands, Inc., Class A	209	07/09/21	USD	242.50	USD	4,888	(12,018)
Dollar General Corp.	153	07/09/21	USD	207.50	USD	3,311	(138,465)
Enterprise Products Partners LP	3,018	07/09/21	USD	24.00	USD	7,282	(108,648)
Fox Corp., Class A	1,186	07/09/21	USD	38.50	USD	4,404	(23,720)
General Electric Co.	1,082	07/09/21	USD	14.50	USD	1,456	(4,328)
General Motors Co.	470	07/09/21	USD	65.00	USD	2,781	(2,820)
JPMorgan Chase & Co.	257	07/09/21	USD	165.91	USD	3,997	(1,428)
Lowe’s Cos., Inc.	155	07/09/21	USD	195.00	USD	3,007	(26,118)
Marathon Petroleum Corp.	555	07/09/21	USD	61.01	USD	3,353	(54,569)

56	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
McKesson Corp.	53	07/09/21	USD	197.50	USD	1,014	$(3,710)
Medtronic PLC	226	07/09/21	USD	130.00	USD	2,805	(2,599)
Microsoft Corp.	102	07/09/21	USD	252.50	USD	2,763	(189,720)
Ross Stores, Inc.	465	07/09/21	USD	123.00	USD	5,766	(111,600)
Union Pacific Corp.	242	07/09/21	USD	230.00	USD	5,322	(2,420)
UnitedHealth Group, Inc.	78	07/09/21	USD	405.00	USD	3,123	(19,110)
Visa, Inc., Class A	165	07/09/21	USD	235.00	USD	3,858	(32,175)
Wells Fargo & Co.	1,731	07/09/21	USD	47.00	USD	7,840	(38,082)
Allstate Corp.	305	07/16/21	USD	140.00	USD	3,978	(2,288)
Altria Group, Inc.	637	07/16/21	USD	50.00	USD	3,037	(8,918)
Ameren Corp.	265	07/16/21	USD	85.00	USD	2,121	(3,975)
American Electric Power Co., Inc.	401	07/16/21	USD	85.00	USD	3,392	(35,087)
American Express Co.	174	07/16/21	USD	165.00	USD	2,875	(50,373)
American International Group, Inc.	908	07/16/21	USD	52.50	USD	4,322	(6,356)
Anthem, Inc.	129	07/16/21	USD	390.00	USD	4,925	(29,992)
Arthur J. Gallagher & Co.	575	07/16/21	USD	150.00	USD	8,055	(15,813)
Bank of America Corp.	1,362	07/16/21	USD	42.00	USD	5,616	(83,763)
Capital One Financial Corp.	225	07/16/21	USD	160.00	USD	3,481	(32,400)
CDK Global, Inc.	479	07/16/21	USD	54.95	USD	2,380	(51)
Cisco Systems, Inc.	634	07/16/21	USD	52.50	USD	3,360	(47,867)
Cisco Systems, Inc.	327	07/16/21	USD	55.00	USD	1,733	(2,126)
Citigroup, Inc.	320	07/16/21	USD	77.50	USD	2,264	(5,920)
Cognizant Technology Solutions Corp., Class A	600	07/16/21	USD	77.50	USD	4,156	(15,000)
Comcast Corp., Class A	737	07/16/21	USD	57.50	USD	4,202	(42,746)
ConocoPhillips	608	07/16/21	USD	60.00	USD	3,703	(121,904)
Corteva, Inc.	43	07/16/21	USD	46.19	USD	191	(932)
CVS Health Corp.	853	07/16/21	USD	87.75	USD	7,117	(89,362)
Dollar General Corp.	125	07/16/21	USD	210.00	USD	2,705	(88,750)
Edison International	678	07/16/21	USD	60.00	USD	3,920	(5,085)
Enterprise Products Partners LP	1,272	07/16/21	USD	23.75	USD	3,069	(84,486)
Equitable Holdings, Inc.	980	07/16/21	USD	35.00	USD	2,984	(9,800)
Exelon Corp.	341	07/16/21	USD	47.00	USD	1,511	(3,410)
Fidelity National Financial, Inc.	1,091	07/16/21	USD	47.00	USD	4,741	(16,365)
Fidelity National Information Services, Inc.	338	07/16/21	USD	155.00	USD	4,788	(1,690)
General Electric Co.	2,462	07/16/21	USD	14.00	USD	3,314	(38,161)
General Motors Co.	1,044	07/16/21	USD	62.50	USD	6,177	(39,672)
JPMorgan Chase & Co.	174	07/16/21	USD	170.00	USD	2,706	(3,393)
Lear Corp.	243	07/16/21	USD	195.00	USD	4,259	(11,543)
Lowe’s Cos., Inc.	39	07/16/21	USD	200.00	USD	756	(3,647)
Marathon Petroleum Corp.	721	07/16/21	USD	60.00	USD	4,356	(124,733)
McKesson Corp.	76	07/16/21	USD	200.00	USD	1,453	(6,460)
Medtronic PLC	766	07/16/21	USD	130.00	USD	9,508	(16,469)
MetLife, Inc.	368	07/16/21	USD	65.00	USD	2,202	(2,208)
Microsoft Corp.	55	07/16/21	USD	255.00	USD	1,490	(89,375)
Morgan Stanley	505	07/16/21	USD	95.00	USD	4,630	(51,510)
Motorola Solutions, Inc.	300	07/16/21	USD	220.00	USD	6,506	(45,000)
Newell Brands, Inc.	971	07/16/21	USD	29.40	USD	2,667	(15,552)
NiSource, Inc.	1,497	07/16/21	USD	26.00	USD	3,668	(14,970)
Open Text Corp.	669	07/16/21	USD	47.25	USD	3,399	(237,851)
Public Service Enterprise Group, Inc.	1,284	07/16/21	USD	62.25	USD	7,671	(13,777)
Raymond James Financial, Inc.	500	07/16/21	USD	135.00	USD	6,495	(26,250)
Raytheon Technologies Corp.	181	07/16/21	USD	90.00	USD	1,544	(2,987)
Ross Stores, Inc.	419	07/16/21	USD	130.00	USD	5,196	(18,855)
SS&C Technologies Holdings, Inc.	839	07/16/21	USD	75.00	USD	6,046	(60,827)
Unilever PLC, ADR	918	07/16/21	USD	61.21	USD	5,370	(8,637)
Union Pacific Corp.	117	07/16/21	USD	230.00	USD	2,573	(3,510)
UnitedHealth Group, Inc.	41	07/16/21	USD	410.00	USD	1,642	(15,068)
Verizon Communications, Inc.	641	07/16/21	USD	57.50	USD	3,592	(4,808)
Visa, Inc., Class A	163	07/16/21	USD	235.00	USD	3,811	(48,900)
Wells Fargo & Co.	1,173	07/16/21	USD	47.50	USD	5,313	(58,063)
Zimmer Biomet Holdings, Inc.	642	07/16/21	USD	170.00	USD	10,325	(22,470)
American International Group, Inc.	623	07/23/21	USD	52.00	USD	2,965	(7,476)

S C H E D U L E O F I N V E S T M E N T S	57

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Charles Schwab Corp.	896	07/23/21	USD	72.50	USD	6,524	$(201,152)
Cigna Corp.	22	07/23/21	USD	252.50	USD	522	(1,925)
Cigna Corp.	94	07/23/21	USD	245.00	USD	2,228	(18,565)
Cisco Systems, Inc.	717	07/23/21	USD	55.00	USD	3,800	(9,680)
Citigroup, Inc.	1,504	07/23/21	USD	80.00	USD	10,641	(24,064)
Coca-Cola Co.	46	07/23/21	USD	55.50	USD	249	(1,840)
Comcast Corp., Class A	850	07/23/21	USD	57.50	USD	4,847	(68,000)
ConocoPhillips	337	07/23/21	USD	60.40	USD	2,052	(80,585)
Constellation Brands, Inc., Class A	197	07/23/21	USD	247.50	USD	4,608	(18,223)
CVS Health Corp.	277	07/23/21	USD	87.00	USD	2,311	(10,803)
Dollar General Corp.	145	07/23/21	USD	212.50	USD	3,138	(84,100)
DuPont de Nemours, Inc.	238	07/23/21	USD	84.00	USD	1,842	(5,236)
Enterprise Products Partners LP	2,401	07/23/21	USD	25.50	USD	5,794	(20,409)
Fox Corp., Class A	1,187	07/23/21	USD	38.00	USD	4,407	(68,252)
General Motors Co.	274	07/23/21	USD	64.00	USD	1,621	(10,001)
Humana, Inc.	46	07/23/21	USD	447.50	USD	2,037	(31,740)
Lowe’s Cos., Inc.	161	07/23/21	USD	195.00	USD	3,123	(49,749)
Marathon Petroleum Corp.	336	07/23/21	USD	62.50	USD	2,030	(32,088)
McKesson Corp.	82	07/23/21	USD	200.00	USD	1,568	(14,555)
MetLife, Inc.	407	07/23/21	USD	64.50	USD	2,436	(6,512)
Microsoft Corp.	53	07/23/21	USD	270.00	USD	1,436	(33,522)
Morgan Stanley	505	07/23/21	USD	95.00	USD	4,630	(66,912)
Raytheon Technologies Corp.	145	07/23/21	USD	91.00	USD	1,237	(3,698)
Raytheon Technologies Corp.	91	07/23/21	USD	90.00	USD	776	(3,868)
Ross Stores, Inc.	573	07/23/21	USD	121.00	USD	7,105	(275,040)
Verizon Communications, Inc.	1,154	07/23/21	USD	58.00	USD	6,466	(17,310)
Visa, Inc., Class A	35	07/23/21	USD	235.00	USD	818	(15,838)
Wells Fargo & Co.	730	07/23/21	USD	47.00	USD	3,306	(58,035)
CDK Global, Inc.	231	07/28/21	USD	54.00	USD	1,148	(1,708)
Altria Group, Inc.	1,209	07/30/21	USD	49.00	USD	5,765	(85,234)
American Express Co.	165	07/30/21	USD	165.00	USD	2,726	(77,962)
American International Group, Inc.	1,241	07/30/21	USD	50.00	USD	5,907	(60,188)
Anthem, Inc.	156	07/30/21	USD	392.50	USD	5,956	(88,920)
Bank of America Corp.	512	07/30/21	USD	43.00	USD	2,111	(29,184)
Bank of America Corp.	1,197	07/30/21	USD	41.50	USD	4,935	(134,662)
Cigna Corp.	113	07/30/21	USD	237.50	USD	2,679	(61,020)
Cisco Systems, Inc.	639	07/30/21	USD	54.00	USD	3,387	(29,075)
Citigroup, Inc.	308	07/30/21	USD	72.50	USD	2,179	(46,354)
Coca-Cola Co.	1,036	07/30/21	USD	55.00	USD	5,606	(68,376)
Cognizant Technology Solutions Corp., Class A	431	07/30/21	USD	72.50	USD	2,985	(31,247)
Comcast Corp., Class A	368	07/30/21	USD	58.50	USD	2,098	(34,040)
ConocoPhillips	83	07/30/21	USD	62.00	USD	505	(14,857)
CVS Health Corp.	198	07/30/21	USD	86.50	USD	1,652	(13,761)
DuPont de Nemours, Inc.	208	07/30/21	USD	79.00	USD	1,610	(29,328)
General Electric Co.	3,513	07/30/21	USD	14.50	USD	4,728	(87,825)
General Motors Co.	1,408	07/30/21	USD	63.00	USD	8,331	(99,968)
Humana, Inc.	120	07/30/21	USD	435.00	USD	5,313	(217,800)
JPMorgan Chase & Co.	229	07/30/21	USD	155.00	USD	3,562	(89,882)
Lowe’s Cos., Inc.	44	07/30/21	USD	197.50	USD	853	(11,044)
Medtronic PLC	251	07/30/21	USD	127.00	USD	3,116	(32,755)
MetLife, Inc.	722	07/30/21	USD	62.00	USD	4,321	(63,536)
Microsoft Corp.	82	07/30/21	USD	265.00	USD	2,221	(82,410)
PPG Industries, Inc.	305	07/30/21	USD	175.00	USD	5,178	(79,300)
Union Pacific Corp.	76	07/30/21	USD	225.00	USD	1,671	(23,408)
Verizon Communications, Inc.	712	07/30/21	USD	58.00	USD	3,989	(14,596)
Wells Fargo & Co.	1,802	07/30/21	USD	46.50	USD	8,161	(207,230)
American Express Co.	100	08/06/21	USD	167.50	USD	1,652	(40,750)
American International Group, Inc.	945	08/06/21	USD	50.00	USD	4,498	(74,182)
Bank of America Corp.	445	08/06/21	USD	43.00	USD	1,835	(30,482)
Capital One Financial Corp.	227	08/06/21	USD	162.50	USD	3,511	(67,078)
Cisco Systems, Inc.	634	08/06/21	USD	53.50	USD	3,360	(51,037)
Citigroup, Inc.	490	08/06/21	USD	75.00	USD	3,467	(45,325)

58	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Coca-Cola Co.	516	08/06/21	USD	55.00	USD	2,792	$(39,216)
Cognizant Technology Solutions Corp., Class A	600	08/06/21	USD	73.50	USD	4,156	(51,000)
ConocoPhillips	858	08/06/21	USD	63.00	USD	5,225	(148,005)
Enterprise Products Partners LP	1,135	08/06/21	USD	24.00	USD	2,739	(72,640)
General Electric Co.	1,803	08/06/21	USD	13.50	USD	2,427	(114,490)
General Motors Co.	215	08/06/21	USD	63.00	USD	1,272	(24,618)
Medtronic PLC	246	08/06/21	USD	124.00	USD	3,054	(70,233)
Microsoft Corp.	27	08/06/21	USD	277.50	USD	731	(11,205)
Morgan Stanley	637	08/06/21	USD	91.00	USD	5,841	(218,172)
PPG Industries, Inc.	240	08/06/21	USD	175.00	USD	4,074	(49,800)
Raytheon Technologies Corp.	91	08/06/21	USD	86.00	USD	776	(20,157)
Sealed Air Corp.	485	08/06/21	USD	60.01	USD	2,874	(80,114)
Southern Co.	503	08/06/21	USD	62.00	USD	3,044	(38,982)
UnitedHealth Group, Inc.	115	08/06/21	USD	405.00	USD	4,605	(103,212)
Verizon Communications, Inc.	1,198	08/06/21	USD	56.00	USD	6,712	(91,647)
Edison International	729	08/13/21	USD	59.00	USD	4,215	(45,477)
Allstate Corp.	267	08/20/21	USD	130.00	USD	3,483	(126,825)
Ameren Corp.	513	08/20/21	USD	85.00	USD	4,106	(26,933)
American International Group, Inc.	555	08/20/21	USD	52.50	USD	2,642	(26,085)
Arthur J. Gallagher & Co.	428	08/20/21	USD	147.25	USD	5,995	(44,128)
Bank of America Corp.	1,529	08/20/21	USD	43.00	USD	6,304	(136,845)
CDK Global, Inc.	477	08/20/21	USD	55.00	USD	2,370	(28,620)
Cisco Systems, Inc.	573	08/20/21	USD	55.00	USD	3,037	(49,278)
Citigroup, Inc.	853	08/20/21	USD	72.50	USD	6,035	(172,732)
Comcast Corp., Class A	283	08/20/21	USD	60.00	USD	1,614	(21,367)
ConocoPhillips	86	08/20/21	USD	65.00	USD	524	(12,642)
ConocoPhillips	114	08/20/21	USD	60.00	USD	694	(38,190)
CVS Health Corp.	99	08/20/21	USD	90.00	USD	826	(6,881)
Enterprise Products Partners LP	623	08/20/21	USD	25.00	USD	1,503	(23,363)
Equitable Holdings, Inc.	1,090	08/20/21	USD	31.84	USD	3,319	(75,408)
Exelon Corp.	340	08/20/21	USD	47.00	USD	1,507	(11,900)
Exelon Corp.	430	08/20/21	USD	47.25	USD	1,905	(16,657)
Fidelity National Financial, Inc.	1,047	08/20/21	USD	47.42	USD	4,550	(30,029)
Fidelity National Information Services, Inc.	207	08/20/21	USD	155.00	USD	2,933	(14,490)
Fidelity National Information Services, Inc.	181	08/20/21	USD	145.00	USD	2,564	(55,657)
Fox Corp., Class A	962	08/20/21	USD	41.00	USD	3,572	(127,465)
General Electric Co.	4,870	08/20/21	USD	14.00	USD	6,555	(253,240)
General Motors Co.	215	08/20/21	USD	62.50	USD	1,272	(34,722)
Huntington Ingalls Industries, Inc.	299	08/20/21	USD	220.00	USD	6,301	(140,530)
Intercontinental Exchange, Inc.	276	08/20/21	USD	115.00	USD	3,276	(155,940)
Lear Corp.	164	08/20/21	USD	185.00	USD	2,875	(73,800)
Leidos Holdings, Inc.	211	08/20/21	USD	110.00	USD	2,133	(17,935)
Medtronic PLC	99	08/20/21	USD	130.00	USD	1,229	(11,187)
MetLife, Inc.	722	08/20/21	USD	62.50	USD	4,321	(82,669)
Microsoft Corp.	82	08/20/21	USD	260.00	USD	2,221	(124,435)
Newell Brands, Inc.	1,516	08/20/21	USD	27.69	USD	4,164	(185,768)
NiSource, Inc.	955	08/20/21	USD	26.00	USD	2,340	(19,100)
Open Text Corp.	598	08/20/21	USD	50.75	USD	3,038	(65,893)
Public Service Enterprise Group, Inc.	978	08/20/21	USD	61.28	USD	5,843	(95,427)
Raymond James Financial, Inc.	548	08/20/21	USD	135.00	USD	7,119	(142,480)
Raytheon Technologies Corp.	238	08/20/21	USD	90.00	USD	2,030	(27,370)
Sealed Air Corp.	485	08/20/21	USD	60.00	USD	2,874	(97,000)
SS&C Technologies Holdings, Inc.	364	08/20/21	USD	75.00	USD	2,623	(59,150)
Unilever PLC, ADR	1,463	08/20/21	USD	62.50	USD	8,559	(36,575)
Verizon Communications, Inc.	294	08/20/21	USD	57.50	USD	1,647	(13,524)
Visa, Inc., Class A	141	08/20/21	USD	235.00	USD	3,297	(94,822)
Fidelity National Information Services, Inc.	108	09/17/21	USD	155.00	USD	1,530	(22,140)

							$(10,543,668)

S C H E D U L E O F I N V E S T M E N T S	59

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AstraZeneca PLC	UBS AG	132,900	07/07/21	GBP	82.62	GBP	11,540	$(778,478)
BAE Systems PLC	Credit Suisse International	571,000	07/07/21	GBP	5.33	GBP	2,981	(15,644)
Danone S.A.	Barclays Bank PLC	28,700	07/07/21	EUR	59.62	EUR	1,704	(14,903)
Equinor ASA	Credit Suisse International	470,917	07/07/21	NOK	183.44	NOK	85,792	(121,719)
Sanofi	Barclays Bank PLC	94,300	07/07/21	EUR	88.17	EUR	8,332	(117,069)
BP PLC	Morgan Stanley & Co. International PLC	400,000	07/08/21	GBP	3.20	GBP	1,260	(25,675)
First American Financial Corp.	Credit Suisse International	28,700	07/12/21	USD	67.41	USD	1,789	(1,385)
Alcon AG	Credit Suisse International	56,200	07/14/21	CHF	63.97	CHF	3,641	(87,266)
Bayer AG, Registered Shares	Morgan Stanley & Co. International PLC	68,000	07/14/21	EUR	53.57	EUR	3,482	(16,630)
BAE Systems PLC	UBS AG	506,000	07/15/21	GBP	5.35	GBP	2,641	(26,422)
Koninklijke Philips Electronics NV	Morgan Stanley & Co. International PLC	208,600	07/15/21	EUR	46.61	EUR	8,717	(1,174)
Alcon AG	Credit Suisse International	37,200	07/20/21	CHF	64.99	CHF	2,410	(41,885)
BAE Systems PLC	Goldman Sachs International	506,000	07/20/21	GBP	5.34	GBP	2,641	(37,890)
Bayer AG, Registered Shares	Goldman Sachs International	76,000	07/20/21	EUR	52.88	EUR	3,892	(43,160)
BP PLC	Credit Suisse International	1,100,000	07/20/21	GBP	3.24	GBP	3,465	(81,244)
Sanofi	UBS AG	97,200	07/20/21	EUR	88.43	EUR	8,589	(152,489)
AstraZeneca PLC	Goldman Sachs International	2,500	07/27/21	GBP	81.73	GBP	217	(18,570)
Samsung Electronics Co. Ltd., Registered Shares, GDR	Credit Suisse International	4,200	07/27/21	USD	1,888.25	USD	7,491	(28,832)
British American Tobacco PLC	Goldman Sachs International	27,600	07/29/21	GBP	29.02	GBP	773	(4,906)
Unilever PLC, ADR	Credit Suisse International	138,500	07/29/21	USD	59.89	USD	8,102	(64,542)
Leidos Holdings, Inc.	Goldman Sachs International	24,200	08/02/21	USD	102.88	USD	2,447	(50,622)
Zimmer Biomet Holdings, Inc.	Barclays Bank PLC	22,300	08/03/21	USD	161.28	USD	3,586	(107,497)
BP PLC	Goldman Sachs International	1,633,400	08/04/21	GBP	3.31	GBP	5,145	(128,343)
Sanofi	Morgan Stanley & Co. International PLC	23,900	08/04/21	EUR	89.05	EUR	2,112	(45,241)
Siemens AG, Registered Shares	Goldman Sachs International	81,200	08/04/21	EUR	139.88	EUR	10,850	(145,583)
Danone S.A.	Goldman Sachs International	66,500	08/05/21	EUR	57.94	EUR	3,948	(169,394)
Panasonic Corp.	Morgan Stanley & Co. International PLC	237,000	08/05/21	JPY	1,334.09	JPY	304,664	(53,242)
Leidos Holdings, Inc.	Goldman Sachs International	24,200	08/06/21	USD	102.88	USD	2,447	(54,706)
British American Tobacco PLC	Credit Suisse International	220,400	08/10/21	GBP	27.98	GBP	6,171	(164,641)
Komatsu Ltd.	Goldman Sachs International	193,000	08/10/21	JPY	2,977.02	JPY	532,777	(43,279)
Koninklijke Philips Electronics NV	Morgan Stanley & Co. International PLC	97,900	08/10/21	EUR	42.66	EUR	4,091	(96,002)
Panasonic Corp.	Morgan Stanley & Co. International PLC	237,000	08/11/21	JPY	1,334.09	JPY	304,664	(60,291)
BAE Systems PLC	Credit Suisse International	571,600	08/12/21	GBP	5.31	GBP	2,984	(75,907)
Bayer AG, Registered Shares	Credit Suisse International	61,900	08/12/21	EUR	53.08	EUR	3,170	(74,646)
Danone S.A.	Credit Suisse International	28,700	08/12/21	EUR	60.33	EUR	1,704	(34,279)
AstraZeneca PLC	Goldman Sachs International	44,800	08/18/21	GBP	88.32	GBP	3,890	(100,295)
Corteva, Inc.	Barclays Bank PLC	129,000	08/20/21	USD	45.02	USD	5,721	(158,213)

								$(3,242,064)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$11,386,765	$(2,559,790)	$(13,785,732)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$13,785,732	$—	$—	$—	$13,785,732

60	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(62,390,351)	$—	$—	$—	$(62,390,351)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$18,576,411	$—	$—	$—	$18,576,411

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$22,047,465

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$13,785,732

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	13,785,732

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(10,543,668)

Total derivative assets and liabilities subject to an MNA	$—	$3,242,064

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Barclays Bank PLC	$397,682	$—	$(397,682)	$—	$—
Credit Suisse International	791,990	—	(791,990)	—	—
Goldman Sachs International	796,748	—	(796,748)	—	—
Morgan Stanley & Co. International PLC	298,255	—	(298,255)	—	—
UBS AG	957,389	—	(957,389)	—	—

	$3,242,064	$—	$(3,242,064)	$—	$—

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$22,950,836	$38,922,480	$—	$61,873,316
Auto Components	12,975,453	—	—	12,975,453
Automobiles	42,234,067	—	—	42,234,067

S C H E D U L E O F I N V E S T M E N T S	61

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Equity Dividend Trust (BDJ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Banks	$223,569,304	$—	$—	$223,569,304
Beverages	38,579,200	—	—	38,579,200
Capital Markets	116,557,933	—	—	116,557,933
Chemicals	29,364,501	—	—	29,364,501
Communications Equipment	62,510,809	—	—	62,510,809
Consumer Finance	28,753,245	—	—	28,753,245
Containers & Packaging	10,139,689	—	—	10,139,689
Diversified Financial Services	20,010,370	—	—	20,010,370
Diversified Telecommunication Services	46,569,110	—	—	46,569,110
Electric Utilities	35,476,553	—	—	35,476,553
Food Products	—	21,788,350	—	21,788,350
Health Care Equipment & Supplies	60,881,247	39,451,353	—	100,332,600
Health Care Providers & Services	144,007,464	—	—	144,007,464
Household Durables	12,424,654	9,941,631	—	22,366,285
Industrial Conglomerates	33,603,105	23,413,345	—	57,016,450
Insurance	136,385,281	—	—	136,385,281
IT Services	68,624,976	—	—	68,624,976
Machinery	—	8,697,996	—	8,697,996
Media	68,131,706	—	—	68,131,706
Multi-line Retail	16,536,740	—	—	16,536,740
Multi-Utilities	51,910,480	—	—	51,910,480
Oil, Gas & Consumable Fuels	89,533,104	45,487,173	—	135,020,277
Personal Products	40,058,226	—	—	40,058,226
Pharmaceuticals	—	111,380,423	—	111,380,423
Professional Services	10,811,230	—	—	10,811,230
Road & Rail	17,422,195	—	—	17,422,195
Software	66,912,109	—	—	66,912,109
Specialty Retail	47,070,939	—	—	47,070,939
Technology Hardware, Storage & Peripherals	—	13,379,291	—	13,379,291
Tobacco	10,698,581	17,510,518	—	28,209,099
Wireless Telecommunication Services	3,542,098	—	—	3,542,098
Preferred Securities
Preferred Stocks	—	6,293,006	—	6,293,006
Short-Term Securities
Money Market Funds	48,566,704	—	—	48,566,704

	$1,616,811,909	$336,265,566	$—	$1,953,077,475

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(9,294,278)	$(4,491,454)	$—	$(13,785,732)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

62	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	BlackRock Enhanced Global Dividend Trust (BOE) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 0.8%
Ansell Ltd.	204,149	$6,659,424
Ensogo Ltd.(a)(b)	418,198	3

		6,659,427

Canada — 3.0%
TELUS Corp.	1,123,115	25,187,639

China — 2.7%
China Feihe Ltd.(c)	6,927,000	14,934,767
Enn Energy Holdings Ltd.	440,200	8,366,322

		23,301,089

Denmark — 1.9%
Novo Nordisk A/S, Class B	194,490	16,280,487

France — 9.7%
EssilorLuxottica SA	98,185	18,138,031
LVMH Moet Hennessy Louis Vuitton SE	22,601	17,779,230
Sanofi	310,447	32,616,362
Schneider Electric SE	86,866	13,693,951

		82,227,574

India — 0.1%
Jasper Infotech Private Ltd., Series I, (Acquired 05/07/14, Cost: $2,637,143)(a)(d)	3,540	596,065

Ireland — 1.0%
Medtronic PLC(e)	69,323	8,605,064

Mexico — 1.0%
Wal-Mart de Mexico SAB de CV	2,711,755	8,851,906

Netherlands — 1.2%
Koninklijke Philips NV	212,109	10,527,852

Singapore — 1.1%
DBS Group Holdings Ltd.	404,868	9,007,220

Spain — 1.6%
Amadeus IT Group SA(b)	187,496	13,217,832

Taiwan — 3.3%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,303,000	28,064,051

United Kingdom — 20.3%
AstraZeneca PLC	185,779	22,320,256
BAE Systems PLC	1,181,873	8,540,235
Diageo PLC	436,211	20,906,932
Ferguson PLC	154,647	21,515,598
Prudential PLC	988,163	18,800,560
Reckitt Benckiser Group PLC	339,584	30,002,298
RELX PLC	1,094,255	29,183,055
Unilever PLC	365,139	21,336,365

		172,605,299

United States(e) — 52.0%
AbbVie, Inc.	199,709	22,495,222
American Tower Corp.	63,487	17,150,378
Assurant, Inc.	114,506	17,883,547
Bristol-Myers Squibb Co.	361,261	24,139,460

Security	Shares	Value

United States (continued)
Citizens Financial Group, Inc.	433,858	$19,901,066
Comcast Corp., Class A	310,461	17,702,486
Estee Lauder Cos., Inc., Class A	54,454	17,320,728
Fidelity National Information Services, Inc.	175,153	24,813,925
Hasbro, Inc.	169,569	16,027,662
Intercontinental Exchange, Inc.	228,372	27,107,756
Intuit, Inc.	35,568	17,434,367
Lockheed Martin Corp.	35,426	13,403,427
M&T Bank Corp.	111,794	16,244,786
Microsoft Corp.	121,800	32,995,620
Otis Worldwide Corp.	175,604	14,359,139
Paychex, Inc.	68,032	7,299,834
Philip Morris International, Inc.	139,042	13,780,453
Progressive Corp.	121,762	11,958,246
Raytheon Technologies Corp.	159,777	13,630,576
Synchrony Financial	282,180	13,691,374
TE Connectivity Ltd.	81,313	10,994,331
Texas Instruments, Inc.	123,300	23,710,590
UnitedHealth Group, Inc.	62,598	25,066,743
Visa, Inc., Class A	99,254	23,207,570

		442,319,286

Total Long-Term Investments — 99.7% (Cost: $700,161,001)		847,450,791

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(f)(g)	5,226,715	5,226,715

Total Short-Term Securities — 0.6% (Cost: $5,226,715)		5,226,715

Total Investments Before Options Written — 100.3% (Cost: $705,387,716)		852,677,506

Options Written — (1.0)%

(Premiums Received: $(7,350,560))		(8,541,611)

Total Investments, Net of Options Written — 99.3% (Cost: $698,037,156)		844,135,895

Other Assets Less Liabilities — 0.7%		5,833,652

Net Assets — 100.0%		$849,969,547

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(b)	Non-income producing security.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $596,065, representing 0.1% of its net assets as of period end, and an original cost of $2,637,143.

(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	63

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$—	$5,226,715	(a)	$—	$—	$—	$5,226,715	5,226,715	$604	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Comcast Corp., Class A	171	07/02/21	USD	57.00	USD	975	$(6,840)
Comcast Corp., Class A	516	07/09/21	USD	58.50	USD	2,942	(13,674)
Hasbro, Inc.	187	07/09/21	USD	98.00	USD	1,768	(9,350)
Microsoft Corp.	172	07/09/21	USD	252.50	USD	4,659	(319,920)
Synchrony Financial	655	07/09/21	USD	51.00	USD	3,178	(31,112)
Texas Instruments, Inc.	36	07/09/21	USD	190.00	USD	692	(13,590)
UnitedHealth Group, Inc.	85	07/09/21	USD	405.00	USD	3,404	(20,825)
Visa, Inc., Class A	65	07/09/21	USD	235.00	USD	1,520	(12,675)
Assurant, Inc.	274	07/16/21	USD	160.00	USD	4,279	(29,455)
Bristol-Myers Squibb Co.	236	07/16/21	USD	67.50	USD	1,577	(10,266)
Citizens Financial Group, Inc.	134	07/16/21	USD	52.50	USD	615	(1,005)
Citizens Financial Group, Inc.	424	07/16/21	USD	47.50	USD	1,945	(20,140)
Comcast Corp., Class A	133	07/16/21	USD	57.50	USD	758	(7,714)
Estee Lauder Cos., Inc., Class A	123	07/16/21	USD	300.00	USD	3,912	(233,085)
Fidelity National Information Services, Inc.	250	07/16/21	USD	155.00	USD	3,542	(1,250)
Hasbro, Inc.	166	07/16/21	USD	97.50	USD	1,569	(10,375)
Intercontinental Exchange, Inc.	637	07/16/21	USD	115.00	USD	7,561	(264,355)
Intuit, Inc.	6	07/16/21	USD	440.00	USD	294	(30,540)
Lockheed Martin Corp.	86	07/16/21	USD	395.00	USD	3,254	(5,375)
M&T Bank Corp.	140	07/16/21	USD	170.00	USD	2,034	(21,000)
Medtronic PLC	70	07/16/21	USD	130.00	USD	869	(1,505)
Microsoft Corp.	200	07/16/21	USD	255.00	USD	5,418	(325,000)
Paychex, Inc.	374	07/16/21	USD	105.00	USD	4,013	(112,200)
Progressive Corp.	290	07/16/21	USD	100.00	USD	2,848	(31,175)
Raytheon Technologies Corp.	277	07/16/21	USD	90.00	USD	2,363	(4,571)
TE Connectivity Ltd.	85	07/16/21	USD	145.00	USD	1,149	(1,700)
TE Connectivity Ltd.	140	07/16/21	USD	140.00	USD	1,893	(9,450)
Texas Instruments, Inc.	332	07/16/21	USD	190.00	USD	6,384	(151,890)
UnitedHealth Group, Inc.	24	07/16/21	USD	410.00	USD	961	(8,820)
Visa, Inc., Class A	32	07/16/21	USD	235.00	USD	748	(9,600)
AbbVie, Inc.	266	07/23/21	USD	118.00	USD	2,996	(7,714)
American Tower Corp.	183	07/23/21	USD	270.00	USD	4,944	(91,500)
Bristol-Myers Squibb Co.	309	07/23/21	USD	67.00	USD	2,065	(24,566)
Comcast Corp., Class A	170	07/23/21	USD	57.50	USD	969	(13,600)
Hasbro, Inc.	187	07/23/21	USD	98.50	USD	1,768	(17,765)
Microsoft Corp.	55	07/23/21	USD	270.00	USD	1,490	(34,787)
Raytheon Technologies Corp.	110	07/23/21	USD	90.00	USD	938	(4,675)
Synchrony Financial	614	07/23/21	USD	50.50	USD	2,979	(53,725)
Visa, Inc., Class A	136	07/23/21	USD	235.00	USD	3,180	(61,540)
American Tower Corp.	183	07/30/21	USD	270.00	USD	4,944	(108,885)
Bristol-Myers Squibb Co.	259	07/30/21	USD	67.00	USD	1,731	(32,245)
Comcast Corp., Class A	66	07/30/21	USD	58.50	USD	376	(6,105)
Intuit, Inc.	200	07/30/21	USD	477.50	USD	9,803	(399,000)
Medtronic PLC	142	07/30/21	USD	127.00	USD	1,763	(18,531)
Microsoft Corp.	43	07/30/21	USD	265.00	USD	1,165	(43,215)

64	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Philip Morris International, Inc.	312	07/30/21	USD	101.00	USD	3,092	$(46,800)
Texas Instruments, Inc.	165	07/30/21	USD	195.00	USD	3,173	(70,950)
UnitedHealth Group, Inc.	110	07/30/21	USD	412.50	USD	4,405	(53,350)
Visa, Inc., Class A	81	07/30/21	USD	240.00	USD	1,894	(26,325)
Assurant, Inc.	355	08/02/21	USD	160.01	USD	5,544	(72,071)
AbbVie, Inc.	432	08/06/21	USD	114.00	USD	4,866	(81,864)
Bristol-Myers Squibb Co.	275	08/06/21	USD	67.00	USD	1,838	(38,912)
Bristol-Myers Squibb Co.	154	08/06/21	USD	68.00	USD	1,029	(15,939)
Lockheed Martin Corp.	73	08/06/21	USD	390.00	USD	2,762	(29,565)
Microsoft Corp.	35	08/06/21	USD	277.50	USD	948	(14,525)
Raytheon Technologies Corp.	111	08/06/21	USD	86.00	USD	947	(24,587)
UnitedHealth Group, Inc.	62	08/06/21	USD	405.00	USD	2,483	(55,645)
Estee Lauder Cos., Inc., Class A	122	08/13/21	USD	310.00	USD	3,881	(165,912)
Bristol-Myers Squibb Co.	391	08/20/21	USD	67.50	USD	2,613	(55,913)
Citizens Financial Group, Inc.	424	08/20/21	USD	50.00	USD	1,945	(26,500)
Comcast Corp., Class A	341	08/20/21	USD	60.00	USD	1,944	(25,746)
Intercontinental Exchange, Inc.	73	08/20/21	USD	120.00	USD	867	(20,075)
Intercontinental Exchange, Inc.	317	08/20/21	USD	115.00	USD	3,763	(179,105)
M&T Bank Corp.	363	08/20/21	USD	160.00	USD	5,275	(88,935)
Medtronic PLC	169	08/20/21	USD	130.00	USD	2,098	(19,097)
Microsoft Corp.	43	08/20/21	USD	260.00	USD	1,165	(65,252)
Otis Worldwide Corp.	617	08/20/21	USD	85.00	USD	5,045	(92,550)
Philip Morris International, Inc.	312	08/20/21	USD	100.00	USD	3,092	(76,596)
Progressive Corp.	259	08/20/21	USD	97.50	USD	2,544	(90,650)
Raytheon Technologies Corp.	220	08/20/21	USD	90.00	USD	1,877	(25,300)
TE Connectivity Ltd.	140	08/20/21	USD	140.00	USD	1,893	(38,150)
TELUS Corp.	2,323	08/20/21	CAD	28.00	CAD	6,458	(74,023)
Texas Instruments, Inc.	145	08/20/21	USD	200.00	USD	2,788	(50,387)
Visa, Inc., Class A	33	08/20/21	USD	235.00	USD	772	(22,193)
Fidelity National Information Services, Inc.	377	09/17/21	USD	155.00	USD	5,341	(77,285)
Otis Worldwide Corp.	348	09/17/21	USD	85.00	USD	2,846	(68,730)

							$(4,429,242)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AstraZeneca PLC	UBS AG	10,600	07/07/21	GBP	82.62	GBP	920	$(62,091)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	10,200	07/07/21	EUR	661.37	EUR	6,745	(99,326)
TELUS Corp.	Credit Suisse International	78,400	07/07/21	CAD	26.52	CAD	2,180	(81,178)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	51,000	07/08/21	GBP	65.56	GBP	3,262	(8,734)
Relx PLC	UBS AG	96,700	07/08/21	EUR	22.02	EUR	2,174	(62,421)
Schneider Electric SE	Morgan Stanley & Co. International PLC	32,300	07/08/21	EUR	131.89	EUR	4,286	(83,041)
Citizens Financial Group, Inc.	JPMorgan Chase Bank N.A.	97,000	07/12/21	USD	47.50	USD	4,449	(41,942)
TELUS Corp.	Goldman Sachs International	97,500	07/13/21	CAD	26.00	CAD	2,711	(141,898)
China Feihe Ltd.	JPMorgan Chase Bank N.A.	640,000	07/14/21	HKD	22.46	HKD	10,726	(2)
Diageo PLC	Credit Suisse International	95,000	07/14/21	GBP	35.05	GBP	3,288	(42,931)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	121,000	07/14/21	HKD	146.22	HKD	17,884	(65,901)
Novo Nordisk A/S, Class B	UBS AG	26,200	07/14/21	DKK	496.74	DKK	13,765	(124,702)
Reckitt Benckiser Group PLC	Barclays Bank PLC	43,700	07/14/21	GBP	65.21	GBP	2,795	(19,457)
Relx PLC	Barclays Bank PLC	100,000	07/14/21	EUR	21.72	EUR	2,248	(98,571)
Unilever PLC	Credit Suisse International	53,700	07/14/21	GBP	43.54	GBP	2,272	(4,972)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	610,000	07/14/21	MXN	65.19	MXN	39,693	(57,282)
Ansell Ltd.	UBS AG	16,000	07/15/21	AUD	40.95	AUD	696	(32,347)
BAE Systems PLC	UBS AG	163,400	07/15/21	GBP	5.35	GBP	853	(8,532)
DBS Group Holdings Ltd.	UBS AG	48,000	07/15/21	SGD	30.07	SGD	1,431	(11,107)
Ferguson PLC	Morgan Stanley & Co. International PLC	29,700	07/15/21	GBP	98.05	GBP	2,985	(127,187)
Koninklijke Philips Electronics NV	Morgan Stanley & Co. International PLC	30,300	07/15/21	EUR	46.62	EUR	1,266	(170)
Amadeus IT Group SA	UBS AG	9,849	07/20/21	EUR	65.57	EUR	584	(2,340)
Ansell Ltd.	JPMorgan Chase Bank N.A.	19,200	07/20/21	AUD	39.17	AUD	835	(62,845)

S C H E D U L E O F I N V E S T M E N T S	65

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
BAE Systems PLC	Goldman Sachs International	163,400	07/20/21	GBP	5.34	GBP	853	$(12,236)
China Feihe Ltd.	Goldman Sachs International	640,000	07/20/21	HKD	20.29	HKD	10,726	(1,160)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	121,000	07/20/21	HKD	146.98	HKD	17,884	(69,684)
EssilorLuxottica SA	Credit Suisse International	22,100	07/20/21	EUR	148.51	EUR	3,440	(219,690)
Novo Nordisk A/S, Class B	Credit Suisse International	61,300	07/20/21	DKK	496.00	DKK	32,207	(304,673)
Sanofi	UBS AG	62,200	07/20/21	EUR	88.44	EUR	5,496	(97,580)
Schneider Electric SE	UBS AG	6,200	07/20/21	EUR	133.32	EUR	823	(17,428)
Unilever PLC	Credit Suisse International	44,400	07/20/21	GBP	43.15	GBP	1,878	(11,951)
Ansell Ltd.	UBS AG	40,600	07/27/21	AUD	41.16	AUD	1,767	(81,509)
AstraZeneca PLC	Goldman Sachs International	73,100	07/27/21	GBP	81.73	GBP	6,347	(542,995)
DBS Group Holdings Ltd.	Goldman Sachs International	134,200	07/27/21	SGD	30.63	SGD	4,001	(21,750)
Relx PLC	UBS AG	79,700	07/27/21	EUR	22.19	EUR	1,792	(53,919)
TELUS Corp.	Goldman Sachs International	97,200	07/27/21	CAD	27.10	CAD	2,702	(67,815)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	610,000	07/27/21	MXN	65.19	MXN	39,693	(80,984)
Diageo PLC	Goldman Sachs International	45,500	07/29/21	GBP	35.83	GBP	1,575	(18,824)
Koninklijke Philips Electronics NV	Credit Suisse International	71,000	07/29/21	EUR	45.91	EUR	2,967	(7,358)
Amadeus IT Group SA	JPMorgan Chase Bank N.A.	55,800	08/04/21	EUR	65.42	EUR	3,310	(24,737)
Ansell Ltd.	Morgan Stanley & Co. International PLC	22,100	08/04/21	AUD	40.85	AUD	962	(50,208)
EssilorLuxottica SA	JPMorgan Chase Bank N.A.	22,000	08/04/21	EUR	151.52	EUR	3,424	(165,138)
Prudential PLC	Morgan Stanley & Co. International PLC	91,800	08/04/21	GBP	14.67	GBP	1,261	(13,595)
Prudential PLC	Morgan Stanley & Co. International PLC	60,400	08/04/21	GBP	14.70	GBP	830	(5,573)
Reckitt Benckiser Group PLC	JPMorgan Chase Bank N.A.	58,100	08/04/21	GBP	65.80	GBP	3,717	(51,291)
Relx PLC	JPMorgan Chase Bank N.A.	91,000	08/04/21	EUR	22.97	EUR	2,046	(24,138)
Sanofi	Morgan Stanley & Co. International PLC	46,500	08/04/21	EUR	89.05	EUR	4,109	(88,021)
China Feihe Ltd.	Goldman Sachs International	1,142,000	08/05/21	HKD	18.13	HKD	19,140	(50,567)
Hasbro, Inc.	Credit Suisse Securities (USA) LLC	22,300	08/06/21	USD	94.50	USD	2,108	(78,050)
Unilever PLC	Credit Suisse International	29,700	08/10/21	GBP	42.29	GBP	1,256	(31,958)
Ansell Ltd.	JPMorgan Chase Bank N.A.	14,300	08/11/21	AUD	42.92	AUD	622	(18,453)
Diageo PLC	Goldman Sachs International	74,400	08/11/21	GBP	35.41	GBP	2,575	(63,655)
Prudential PLC	Morgan Stanley & Co. International PLC	91,800	08/11/21	GBP	14.67	GBP	1,261	(17,090)
Relx PLC	Morgan Stanley & Co. International PLC	91,000	08/11/21	EUR	22.97	EUR	2,046	(28,408)
BAE Systems PLC	Credit Suisse International	205,100	08/12/21	GBP	5.31	GBP	1,071	(27,237)
China Feihe Ltd.	UBS AG	695,000	08/12/21	HKD	18.39	HKD	11,648	(29,475)
Ferguson PLC	UBS AG	24,500	08/12/21	GBP	102.92	GBP	2,462	(37,679)
Novo Nordisk A/S, Class B	Morgan Stanley & Co. International PLC	19,400	08/12/21	DKK	531.21	DKK	10,193	(34,402)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	456,000	08/12/21	USD	606.90	USD	271,320	(303,336)
AstraZeneca PLC	Goldman Sachs International	18,400	08/18/21	GBP	88.32	GBP	1,598	(41,193)
Ferguson PLC	Morgan Stanley & Co. International PLC	15,300	08/18/21	GBP	102.18	GBP	1,538	(39,261)
Prudential PLC	UBS AG	101,900	08/18/21	GBP	14.59	GBP	1,400	(27,936)
Relx PLC	Morgan Stanley & Co. International PLC	34,000	08/18/21	EUR	22.93	EUR	764	(12,435)

								$(4,112,369)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,969,521	$(3,160,572)	$(8,541,611)

66	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$8,541,611	$—	$—	$—	$8,541,611

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(7,271,190)	$—	$—	$—	$(7,271,190)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(1,024,212)	$—	$—	$—	$(1,024,212)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$8,838,128

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$8,541,611

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	8,541,611

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(4,429,242)

Total derivative assets and liabilities subject to an MNA	$—	$4,112,369

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$217,354	$—	$(217,354)	$—	$—
Citibank N.A.	138,266	—	—	(138,266)	—
Credit Suisse International	731,948	—	—	(260,000)	471,948
Credit Suisse Securities (USA) LLC	78,050	—	—	—	78,050
Goldman Sachs International	962,093	—	(942,093)	(20,000)	—
JPMorgan Chase Bank N.A.	524,131	—	(524,131)	—	—
Morgan Stanley & Co. International PLC	508,125	—	(508,125)	—	—
UBS AG	952,402	—	(879,534)	(72,868)	—

	$4,112,369	$—	$(3,071,237)	$(491,134)	$549,998

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	67

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced Global Dividend Trust (BOE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$6,659,424	$3	$6,659,427
Canada	25,187,639	—	—	25,187,639
China	—	23,301,089	—	23,301,089
Denmark	—	16,280,487	—	16,280,487
France	—	82,227,574	—	82,227,574
India	—	—	596,065	596,065
Ireland	8,605,064	—	—	8,605,064
Mexico	8,851,906	—	—	8,851,906
Netherlands	—	10,527,852	—	10,527,852
Singapore	—	9,007,220	—	9,007,220
Spain	—	13,217,832	—	13,217,832
Taiwan	—	28,064,051	—	28,064,051
United Kingdom	—	172,605,299	—	172,605,299
United States	442,319,286	—	—	442,319,286
Short-Term Securities
Money Market Funds	5,226,715	—	—	5,226,715

	$490,190,610	$361,890,828	$596,068	$852,677,506

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(4,191,259)	$(4,350,352)	$—	$(8,541,611)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

68	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	BlackRock Enhanced International Dividend Trust (BGY) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 2.1%
Ansell Ltd.	455,152	$14,847,245

Canada — 4.5%
TELUS Corp.	1,412,703	31,682,110

China — 5.2%
China Feihe Ltd.(a)	10,214,000	22,021,613
Enn Energy Holdings Ltd.	792,700	15,065,841

		37,087,454

Denmark — 3.6%
Novo Nordisk A/S, Class B	310,268	25,972,103

France — 17.3%
Air Liquide SA	61,686	10,816,638
EssilorLuxottica SA	155,966	28,812,102
LVMH Moet Hennessy Louis Vuitton SE	30,632	24,096,870
Sanofi	346,582	36,412,798
Schneider Electric SE	149,011	23,490,771

		123,629,179

India — 3.3%
HDFC Bank Ltd.	1,113,144	22,483,116
Jasper Infotech Private Ltd., Series I, (Acquired 05/07/14, Cost: $3,948,600)(b)(c)	5,300	892,414

		23,375,530

Mexico — 2.4%
Wal-Mart de Mexico SAB de CV	5,117,558	16,705,102

Netherlands — 2.6%
Koninklijke Philips NV(d)	379,536	18,837,950

Singapore — 4.3%
DBS Group Holdings Ltd.	633,200	14,086,990
United Overseas Bank Ltd.	849,800	16,364,935

		30,451,925

Spain — 5.2%
Amadeus IT Group SA(d)	315,811	22,263,604
Bankinter SA	2,971,923	14,951,876

		37,215,480

Taiwan — 5.0%
Taiwan Semiconductor Manufacturing Co. Ltd.	1,668,000	35,925,431

United Kingdom — 34.5%
AstraZeneca PLC	250,844	30,137,433
BAE Systems PLC	2,834,604	20,482,898
Diageo PLC	666,193	31,929,620
Ferguson PLC	236,520	32,906,357
Prudential PLC	1,552,742	29,542,109
Reckitt Benckiser Group PLC	410,312	36,251,127
RELX PLC	1,301,982	34,722,997
Unilever PLC	515,592	30,127,867

		246,100,408

Security	Shares	Value

United States(e) — 9.1%
Estee Lauder Cos., Inc., Class A	83,761	$26,642,699
Otis Worldwide Corp.	206,671	16,899,488
Visa, Inc., Class A	92,155	21,547,682

		65,089,869

Total Common Stocks — 99.1% (Cost: $573,564,419)		706,919,786

Preferred Securities

Preferred Stocks — 0.3%

China — 0.3%
Xiaoju Kuaizhi, Inc., Series A-17, (Acquired 07/28/15, Cost: $1,053,166)(c)	38,400	2,063,309

Total Preferred Securities — 0.3% (Cost: $1,053,166)		2,063,309

Total Long-Term Investments — 99.4% (Cost: $574,617,585)		708,983,095

Short-Term Securities

Money Market Funds — 0.4%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(f)(g)	3,006,927	3,006,927

Total Short-Term Securities — 0.4% (Cost: $3,006,927)		3,006,927

Total Investments Before Options Written — 99.8% (Cost: $577,624,512)		711,990,022

Options Written — (1.0)% (Premiums Received: $(5,591,310))		(7,406,017)

Total Investments, Net of Options Written — 98.8% (Cost: $572,033,202)		704,584,005

Other Assets Less Liabilities — 1.2%		8,438,777

Net Assets — 100.0%		$713,022,782

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $3,848,137, representing 0.4% of its net assets as of period end, and an original cost of $8,950,366.

(d)	Non-income producing security.
(e)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

S C H E D U L E O F I N V E S T M E N T S	69

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of
Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$287,381	$2,719,546	(a)	$—	$—	$—	$3,006,927	3,006,927	$604	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Visa, Inc., Class A	72	07/09/21	USD	235.00	USD	1,684	$(14,040)
Estee Lauder Cos., Inc., Class A	196	07/16/21	USD	300.00	USD	6,234	(371,420)
Otis Worldwide Corp.	206	07/16/21	USD	80.00	USD	1,684	(48,410)
Visa, Inc., Class A	32	07/16/21	USD	235.00	USD	748	(9,600)
Visa, Inc., Class A	69	07/23/21	USD	235.00	USD	1,613	(31,223)
Visa, Inc., Class A	97	07/30/21	USD	240.00	USD	2,268	(31,525)
Estee Lauder Cos., Inc., Class A	180	08/13/21	USD	310.00	USD	5,725	(244,788)
Otis Worldwide Corp.	270	08/20/21	USD	85.00	USD	2,208	(40,500)
TELUS Corp.	2,622	08/20/21	CAD	28.00	CAD	7,289	(83,550)
Visa, Inc., Class A	52	08/20/21	USD	235.00	USD	1,216	(34,970)
Otis Worldwide Corp.	10	09/17/21	USD	85.00	USD	82	(1,975)

							$(912,001)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
AstraZeneca PLC	UBS AG	500	07/07/21	GBP	82.62	GBP	3	$(2,929)
BAE Systems PLC	Credit Suisse International	364,000	07/07/21	GBP	5.33	GBP	1,901	(9,973)
LVMH Moet Hennessy Louis Vuitton SE	Barclays Bank PLC	14,900	07/07/21	EUR	661.37	EUR	9,885	(145,094)
TELUS Corp.	Credit Suisse International	153,600	07/07/21	CAD	26.52	CAD	4,270	(159,043)
Reckitt Benckiser Group PLC	Morgan Stanley & Co. International PLC	78,000	07/08/21	GBP	65.56	GBP	4,982	(13,358)
Relx PLC	UBS AG	2,400	07/08/21	EUR	22.02	EUR	54	(1,549)
Schneider Electric SE	Morgan Stanley & Co. International PLC	71,700	07/08/21	EUR	131.90	EUR	9,532	(184,335)
United Overseas Bank Ltd.	Goldman Sachs International	75,500	07/08/21	SGD	25.93	SGD	1,955	(12,522)
Otis Worldwide Corp.	Barclays Bank PLC	65,000	07/13/21	USD	77.25	USD	5,315	(306,734)
TELUS Corp.	Goldman Sachs International	127,100	07/13/21	CAD	26.00	CAD	3,533	(184,977)
Air Liquide SA	UBS AG	13,800	07/14/21	EUR	141.36	EUR	2,041	(109,092)
Bankinter SA	UBS AG	502,350	07/14/21	EUR	4.78	EUR	2,131	(336)
China Feihe Ltd.	JPMorgan Chase Bank N.A.	1,434,000	07/14/21	HKD	22.46	HKD	24,005	(4)
Diageo PLC	Credit Suisse International	131,400	07/14/21	GBP	35.05	GBP	686	(59,380)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	202,500	07/14/21	HKD	146.22	HKD	29,882	(110,288)
Novo Nordisk A/S, Class B	UBS AG	77,800	07/14/21	DKK	496.74	DKK	40,842	(370,300)
Reckitt Benckiser Group PLC	Barclays Bank PLC	52,400	07/14/21	GBP	65.21	GBP	3,347	(23,330)
Relx PLC	Barclays Bank PLC	105,600	07/14/21	EUR	21.72	EUR	2,375	(104,091)
Unilever PLC	Credit Suisse International	54,600	07/14/21	GBP	43.54	GBP	2,306	(5,055)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	1,030,000	07/14/21	MXN	65.19	MXN	67,022	(96,722)
Ansell Ltd.	UBS AG	2,600	07/15/21	AUD	40.95	AUD	113	(5,256)
BAE Systems PLC	UBS AG	355,400	07/15/21	GBP	5.35	GBP	1,857	(18,558)
DBS Group Holdings Ltd.	UBS AG	38,400	07/15/21	SGD	30.07	SGD	1,149	(8,886)
Ferguson PLC	Morgan Stanley & Co. International PLC	38,300	07/15/21	GBP	98.05	GBP	3,852	(164,016)
Koninklijke Philips Electronics NV	Morgan Stanley & Co. International PLC	90,400	07/15/21	EUR	46.62	EUR	3,784	(509)
United Overseas Bank Ltd.	JPMorgan Chase Bank N.A.	73,400	07/19/21	SGD	26.93	SGD	1,901	(2,444)

70	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced International Dividend Trust (BGY)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Air Liquide SA	Credit Suisse International	13,900	07/20/21	EUR	142.57	EUR	2,056	$(96,918)
Amadeus IT Group SA	UBS AG	39,031	07/20/21	EUR	65.57	EUR	2,321	(9,273)
Ansell Ltd.	JPMorgan Chase Bank N.A.	121,700	07/20/21	AUD	39.17	AUD	5,294	(398,348)
BAE Systems PLC	Goldman Sachs International	355,400	07/20/21	GBP	5.34	GBP	1,857	(26,613)
China Feihe Ltd.	Goldman Sachs International	1,076,000	07/20/21	HKD	20.29	HKD	18,012	(1,950)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	154,300	07/20/21	HKD	146.98	HKD	22,769	(88,862)
EssilorLuxottica SA	Credit Suisse International	37,800	07/20/21	EUR	148.52	EUR	5,889	(375,760)
Novo Nordisk A/S, Class B	Credit Suisse International	13,500	07/20/21	DKK	496.00	DKK	7,087	(67,098)
Sanofi	UBS AG	81,500	07/20/21	EUR	88.44	EUR	7,221	(127,858)
Unilever PLC	Credit Suisse International	30,300	07/20/21	GBP	43.15	GBP	1,280	(8,156)
Ansell Ltd.	UBS AG	75,400	07/27/21	AUD	41.16	AUD	3,280	(151,375)
AstraZeneca PLC	Goldman Sachs International	112,400	07/27/21	GBP	81.73	GBP	9,762	(834,918)
Bankinter SA	UBS AG	502,350	07/27/21	EUR	4.78	EUR	2,131	(2,951)
DBS Group Holdings Ltd.	Goldman Sachs International	246,600	07/27/21	SGD	30.63	SGD	7,377	(39,968)
Relx PLC	UBS AG	128,700	07/27/21	EUR	22.19	EUR	2,895	(87,068)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	122,000	07/27/21	USD	609.95	USD	73,213	(53,948)
TELUS Corp.	Goldman Sachs International	126,800	07/27/21	CAD	27.10	CAD	3,525	(88,466)
Wal-Mart de Mexico SAB de CV	Citibank N.A.	1,030,000	07/27/21	MXN	65.19	MXN	67,022	(136,743)
Diageo PLC	Goldman Sachs International	168,400	07/29/21	GBP	35.83	GBP	5,828	(69,671)
Koninklijke Philips Electronics NV	Credit Suisse International	78,000	07/29/21	EUR	45.91	EUR	3,265	(8,084)
Ansell Ltd.	Morgan Stanley & Co. International PLC	10,900	08/04/21	AUD	40.85	AUD	474	(24,763)
EssilorLuxottica SA	JPMorgan Chase Bank N.A.	37,700	08/04/21	EUR	151.52	EUR	5,873	(282,986)
Prudential PLC	Morgan Stanley & Co. International PLC	169,200	08/04/21	GBP	14.67	GBP	2,327	(25,057)
Reckitt Benckiser Group PLC	JPMorgan Chase Bank N.A.	45,400	08/04/21	GBP	65.80	GBP	2,900	(40,079)
Relx PLC	JPMorgan Chase Bank N.A.	107,000	08/04/21	EUR	22.97	EUR	2,407	(28,382)
Sanofi	Morgan Stanley & Co. International PLC	39,900	08/04/21	EUR	89.05	EUR	3,535	(75,528)
United Overseas Bank Ltd.	Goldman Sachs International	233,600	08/04/21	SGD	25.74	SGD	6,049	(93,052)
Amadeus IT Group SA	UBS AG	71,600	08/05/21	EUR	65.78	EUR	4,257	(35,887)
China Feihe Ltd.	Goldman Sachs International	1,465,000	08/05/21	HKD	18.13	HKD	24,524	(64,870)
Air Liquide SA	Morgan Stanley & Co. International PLC	6,200	08/10/21	EUR	149.38	EUR	917	(17,040)
Koninklijke Philips Electronics NV	Morgan Stanley & Co. International PLC	2,400	08/10/21	EUR	42.66	EUR	100	(2,353)
Unilever PLC	Credit Suisse International	95,600	08/10/21	GBP	42.29	GBP	4,038	(102,870)
Ansell Ltd.	JPMorgan Chase Bank N.A.	39,700	08/11/21	AUD	42.92	AUD	1,727	(51,229)
Prudential PLC	Morgan Stanley & Co. International PLC	169,200	08/11/21	GBP	14.67	GBP	2,327	(31,499)
Relx PLC	Morgan Stanley & Co. International PLC	107,000	08/11/21	EUR	22.97	EUR	2,407	(33,402)
BAE Systems PLC	Credit Suisse International	200,800	08/12/21	GBP	5.31	GBP	1,049	(26,666)
China Feihe Ltd.	UBS AG	621,000	08/12/21	HKD	18.39	HKD	10,396	(26,336)
Ferguson PLC	UBS AG	44,500	08/12/21	GBP	102.92	GBP	4,476	(68,438)
Novo Nordisk A/S, Class B	Credit Suisse International	48,400	08/12/21	DKK	527.02	DKK	25,408	(121,140)
Taiwan Semiconductor Manufacturing Co. Ltd.	UBS AG	461,000	08/12/21	USD	606.90	USD	276,648	(306,662)
AstraZeneca PLC	Goldman Sachs International	25,000	08/18/21	GBP	88.32	GBP	2,171	(55,968)
Enn Energy Holdings Ltd.	JPMorgan Chase Bank N.A.	79,100	08/18/21	HKD	152.03	HKD	11,672	(40,799)
Ferguson PLC	Morgan Stanley & Co. International PLC	23,600	08/18/21	GBP	102.18	GBP	2,374	(60,560)
Prudential PLC	UBS AG	205,100	08/18/21	GBP	14.59	GBP	2,821	(56,229)
Relx PLC	Morgan Stanley & Co. International PLC	135,100	08/18/21	EUR	22.93	EUR	3,039	(49,412)

								$(6,494,016)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,443,712	$(3,258,418)	$(7,406,017)

S C H E D U L E O F I N V E S T M E N T S	71

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$7,406,017	$—	$—	$—	$7,406,017

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(7,980,801)	$—	$—	$—	$(7,980,801)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(1,130,084)	$—	$—	$—	$(1,130,084)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average notional value of swaption contracts written	$7,774,924

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$7,406,017

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	7,406,017

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(912,001)

Total derivative assets and liabilities subject to an MNA	$—	$6,494,016

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$579,249	$—	$—	$(579,249)	$—
Citibank N.A.	233,465	—	—	(178,000)	55,465
Credit Suisse International	1,040,143	—	(1,040,143)	—	—
Goldman Sachs International	1,472,975	—	—	—	1,472,975
JPMorgan Chase Bank N.A.	1,043,421	—	(1,043,421)	—	—
Morgan Stanley & Co. International PLC	681,832	—	(360,832)	(321,000)	—
UBS AG	1,442,931	—	—	—	1,442,931

	$6,494,016	$—	$(2,444,396)	$(1,078,249)	$2,971,371

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

72	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Enhanced International Dividend Trust (BGY)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$—	$14,847,245	$—	$14,847,245
Canada	31,682,110	—	—	31,682,110
China	—	37,087,454	—	37,087,454
Denmark	—	25,972,103	—	25,972,103
France	—	123,629,179	—	123,629,179
India	—	22,483,116	892,414	23,375,530
Mexico	16,705,102	—	—	16,705,102
Netherlands	—	18,837,950	—	18,837,950
Singapore	—	30,451,925	—	30,451,925
Spain	—	37,215,480	—	37,215,480
Taiwan	—	35,925,431	—	35,925,431
United Kingdom	—	246,100,408	—	246,100,408
United States	65,089,869	—	—	65,089,869
Preferred Securities
Preferred Stocks	—	2,063,309	—	2,063,309
Short-Term Securities
Money Market Funds	3,006,927	—	—	3,006,927

	$116,484,008	$594,613,600	$892,414	$711,990,022

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(667,213)	$(6,738,804)	$—	$(7,406,017)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	73

Schedule of Investments (unaudited) June 30, 2021	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 20.7%
AbbVie, Inc.	49,530	$5,579,059
Acceleron Pharma, Inc.(a)(b)	38,325	4,809,404
Acerta Pharma BV, Series B, (Acquired 05/06/15, Cost: $986,402)(c)(d)	17,146,440	2,415,419
Acumen Pharmaceuticals, Inc., (Acquired 11/20/20, Cost: $580,000)(d)	152,651	2,289,765
Agios Pharmaceuticals, Inc.(a)(b)	21,625	1,191,754
Allakos, Inc.(a)(b)	22,275	1,901,617
Allogene Therapeutics, Inc.(a)(b)	30,786	802,899
Alnylam Pharmaceuticals, Inc.(a)(b)	34,003	5,764,189
Ambrx Biopharma, Inc., (Acquired 06/22/21, Cost: $500,001)(d)	303,869	811,128
Amgen, Inc.(a)	62,397	15,209,269
Annexon, Inc., (Acquired 06/26/20, Cost: $190,006)(d)	15,164	341,342
Apellis Pharmaceuticals, Inc.(a)(b)	15,300	966,960
Arcutis Biotherapeutics, Inc.(a)(b)	42,854	1,169,486
Arena Pharmaceuticals, Inc.(a)(b)	14,984	1,021,909
Argenx SE, ADR(a)(b)	4,800	1,445,136
Biogen, Inc.(b)	25,065	8,679,257
Biohaven Pharmaceutical Holding Co. Ltd.(a)(b)	7,120	691,210
BioMarin Pharmaceutical, Inc.(a)(b)	14,814	1,236,080
Blueprint Medicines Corp.(a)(b)	9,623	846,439
Bridgebio Pharma, Inc.(a)(b)	13,427	818,510
Cerevel Therapeutics Holdings, Inc.(b)	12,589	322,530
Connect Biopharma Holdings Ltd.(b)(e)	12,117	236,645
Connect Biopharma Holdings Ltd., (Acquired 12/01/20, Cost: $250,023)(d)	22,809	435,932
Cytokinetics, Inc.(a)(b)	16,280	322,181
Decibel Therapeutics, Inc.(b)	25,174	216,496
Decibel Therapeutics, Inc., (Acquired 11/02/20, Cost: $198,658)(d)	21,710	184,528
Design Therapeutics, Inc.(b)	13,967	277,804
Dicerna Pharmaceuticals, Inc.(a)(b)	14,790	551,963
Enanta Pharmaceuticals, Inc.(b)	5,480	241,175
Everest Medicines Ltd.(b)(f)	30,500	303,191
Exact Sciences Corp.(a)(b)	14,000	1,740,340
Forma Therapeutics Holdings, Inc.(b)	11,947	297,361
Genmab A/S(b)	14,763	6,049,028
Genmab A/S, ADR(a)(b)	51,161	2,088,904
Gilead Sciences, Inc.(a)	206,984	14,252,918
Global Blood Therapeutics, Inc.(a)(b)	25,084	878,442
Horizon Therapeutics PLC(a)(b)	19,295	1,806,784
Ideaya Biosciences, Inc.(b)	15,835	332,377
Immunocore Holdings PLC, ADR(b)	9,668	377,535
Incyte Corp.(b)	23,637	1,988,581
Kronos Bio, Inc., (Acquired 10/09/20, Cost: $260,000), 8/20/2020(d)	16,099	385,571
Krystal Biotech, Inc.(a)(b)	3,730	253,640
Mersana Therapeutics, Inc.(b)	57,220	777,048
Mirati Therapeutics, Inc.(a)(b)	14,516	2,344,769
Monte Rosa Therapeutics, Inc.(b)	28,575	648,652
Natera, Inc.(b)	13,740	1,559,902
Neurocrine Biosciences, Inc.(b)	18,372	1,787,963
Prothena Corp. PLC(a)(b)	21,064	1,082,900
PTC Therapeutics, Inc.(b)	4,745	200,571
Rapt Therapeutics, Inc.(a)(b)	8,660	275,301
Regeneron Pharmaceuticals, Inc.(b)	11,420	6,378,527
Relay Therapeutics, Inc.(b)	10,918	399,490
Remegen Co. Ltd., Class H(b)(f)	54,500	831,226

Security	Shares	Value

Biotechnology (continued)
Sarepta Therapeutics, Inc.(a)(b)	8,718	$677,737
Seagen, Inc.(a)(b)	65,708	10,373,979
Seres Therapeutics, Inc.(b)	11,900	283,815
Sigilon Therapeutics, Inc.(b)	19,555	209,825
Talaris Therapeutics, Inc.(b)	23,939	351,664
Taysha Gene Therapies, Inc.(b)	30,936	655,843
TCR2 Therapeutics, Inc.(a)(b)	10,160	166,726
Translate Bio, Inc.(a)(b)	15,460	425,768
Vertex Pharmaceuticals, Inc.(a)(b)	21,723	4,380,008

		125,346,472

Diversified Financial Services(b) — 0.3%
BCTG Acquisition Corp.	8,720	99,147
Health Assurance Acquisition Corp., Class A	90,235	903,252
Health Sciences Acquisitions Corp.	13,696	139,699
Helix Acquisition Corp., Class A	11,715	121,016
MedTech Acquisition Corp., Class A	42,753	417,269
Therapeutics Acquisition Corp., Class A	27,000	277,560

		1,957,943

Health Care Equipment & Supplies — 27.0%
Abbott Laboratories(a)	267,322	30,990,639
ABIOMED, Inc.(b)	10,709	3,342,386
Alcon, Inc.(a)	103,355	7,261,722
Baxter International, Inc.(a)	36,592	2,945,656
Becton Dickinson and Co.(a)	12,471	3,032,823
Boston Scientific Corp.(a)(b)	327,442	14,001,420
Butterfly Network, Inc.(a)(b)(e)	35,345	511,796
DENTSPLY SIRONA, Inc.(a)	52,685	3,332,853
Edwards Lifesciences Corp.(a)(b)	103,085	10,676,513
Intuitive Surgical, Inc.(a)(b)	16,663	15,323,961
Kangji Medical Holdings Ltd.(e)	264,936	440,339
Masimo Corp.(a)(b)	22,110	5,360,570
Medtronic PLC(a)	168,996	20,977,474
Nevro Corp.(a)(b)	13,928	2,309,123
Novocure Ltd.(a)(b)	8,970	1,989,725
ResMed, Inc.(a)	28,437	7,010,289
Straumann Holding AG, Registered Shares	1,690	2,695,624
Stryker Corp.(a)	51,491	13,373,757
Teleflex, Inc.(a)	19,140	7,690,261
Zimmer Biomet Holdings, Inc.(a)	63,022	10,135,198

		163,402,129

Health Care Providers & Services — 20.4%
Agiliti, Inc.(b)	75,106	1,642,568
Agilon Health, Inc.(a)(b)	41,052	1,665,480
Alignment Healthcare, Inc.(a)(b)	50,071	1,170,159
Amedisys, Inc.(a)(b)	19,757	4,839,082
AmerisourceBergen Corp.(a)	14,280	1,634,917
Anthem, Inc.(a)	30,827	11,769,749
Cano Health, Inc., (Acquired 06/03/21, Cost: $1,485,000)(d)	148,500	1,780,379
Cardinal Health, Inc.(a)	81,660	4,661,970
CareMax, Inc., (Acquired 06/08/21, Cost: $257,350)(d)	25,735	322,944
CareMax, Inc.(b)	21,007	270,990
Centene Corp.(a)(b)	99,507	7,257,046
Cigna Corp.(a)	59,034	13,995,190
Encompass Health Corp.(a)	40,167	3,134,231
Guardant Health, Inc.(b)	7,365	914,659
Henry Schein, Inc.(a)(b)	41,035	3,044,387
Humana, Inc.(a)	35,650	15,782,968
Innovage Holding Corp.(b)	13,434	286,279
LHC Group, Inc.(a)(b)	20,224	4,050,058

74	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
LifeStance Health Group, Inc.(b)	73,455	$2,046,456
McKesson Corp.(a)	6,180	1,181,863
Oak Street Health, Inc.(a)(b)	54,700	3,203,779
Privia Health Group, Inc.(b)	23,774	1,054,852
UnitedHealth Group, Inc.(a)	94,809	37,965,316

		123,675,322

Health Care Technology — 0.6%
Teladoc Health, Inc.(a)(b)	21,980	3,655,054

Internet & Direct Marketing Retail — 0.4%
JD Health International, Inc.(b)(f)	163,250	2,331,701

Life Sciences Tools & Services — 9.5%
Agilent Technologies, Inc.(a)	13,960	2,063,428
Avantor, Inc.(a)(b)	111,649	3,964,656
Illumina, Inc.(a)(b)	14,027	6,637,717
IQVIA Holdings, Inc.(a)(b)	31,163	7,551,418
Nautilus Biotechnology, Inc.(b)	16,560	167,256
Thermo Fisher Scientific, Inc.(a)(g)	53,083	26,778,781
WuXi AppTec Co. Ltd., Class H(f)	232,542	5,427,894
Wuxi Biologics Cayman, Inc.(b)(f)	280,500	5,136,034

		57,727,184

Pharmaceuticals — 19.8%
Bristol-Myers Squibb Co.(a)	157,283	10,509,650
Eisai Co. Ltd.	16,500	1,621,574
Elanco Animal Health, Inc.(b)	65,535	2,273,409
Eli Lilly & Co.(a)	117,763	27,028,964
Hansoh Pharmaceutical Group Co. Ltd.(f)	882,438	3,855,934
Hua Medicine(b)(f)	735,105	443,406
Johnson & Johnson	151,324	24,929,116
Merck & Co., Inc.(a)	73,837	5,742,304
Nektar Therapeutics(a)(b)	24,513	420,643
Pfizer, Inc.(a)	508,101	19,897,235
Roche Holding AG	7,972	3,004,151
Sanofi	68,800	7,228,305
Sanofi, ADR	54,625	2,876,553
Zoetis, Inc.(a)	54,489	10,154,570

		119,985,814

Total Common Stocks — 98.7% (Cost: $354,850,749)		598,081,619

	Benefical Interest (000)

Other Interests(h)

Pharmaceuticals — 0.1%
Afferent Pharmaceuticals, Inc.(c)	$190	273,830

Total Other Interests — 0.1% (Cost: $ — )		273,830

Security	Shares	Value

Preferred Securities

Preferred Stocks — 0.6%(c)(d)

Biotechnology — 0.2%
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $265,002)	44,167	$251,752
Affinvax, Inc., Series C, (Acquired 01/06/21, Cost: $199,992)	6,331	199,992
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $149,465)	126,665	163,398
Imago Biosciences, Inc., (Acquired 11/12/20, Cost: $235,002)	194,570	235,430
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $156,340)	64,074	156,341

		1,006,913

Health Care Equipment & Supplies — 0.3%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $595,999)	101,741	595,999
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $1,070,001)	367,395	1,070,001
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $515,759)	4,243,029	516,371

		2,182,371

Pharmaceuticals — 0.1%
Insitro, Inc., Series C, (Acquired 03/10/21, Cost: $560,000)	30,616	560,000

Total Preferred Stocks — 0.6%		3,749,284

Total Preferred Securities — 0.6% (Cost: $3,747,560)		3,749,284

Warrants

Biotechnology — 0.0%
Cerevel Therapeutics Holdings, Inc. (Expires 10/27/2025)(b)	4,196	59,835

Diversified Financial Services(b) — 0.0%
Health Assurance Acquisition Corp. (Expires 11/12/2025)	22,558	40,379
MedTech Acquisition Corp. (Expires 12/18/2025)	14,251	14,147

		54,526

Health Care Equipment & Supplies — 0.0%
Butterfly Network, Inc. (Expires 05/27/2025)(b)	11,781	56,902

Health Care Providers & Services — 0.0%
CareMax, Inc. (Expires 06/08/2026)(b)	4,201	19,829

Pharmaceuticals — 0.0%
Nuvation Bio, Inc. (Expires 07/07/2027)(b)	4,050	10,530

Total Warrants — 0.0% (Cost: $134,776)		201,622

Total Long-Term Investments — 99.4% (Cost: $358,733,085)		602,306,355

S C H E D U L E O F I N V E S T M E N T S	75

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(i)(j)	9,977,621	$9,977,621
SL Liquidity Series, LLC, Money Market Series, 0.13%(i)(j)(k)	431,108	431,237

Total Short-Term Securities — 1.7% (Cost: $10,408,858)		10,408,858

Total Investments Before Options Written — 101.1% (Cost: $369,141,943)		612,715,213

Options Written — (1.0)% (Premiums Received: $(5,172,885))		(6,019,812)

Total Investments, Net of Options Written — 100.1% (Cost: $363,969,058)		606,695,401

Liabilities in Excess of Other Assets — (0.1)%		(561,466)

Net Assets — 100.0%		$606,133,935

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $12,716,292, representing 2.1% of its net assets as of period end, and an original cost of $8,455,000.

(e)	All or a portion of this security is on loan.
(f)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(g)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.
(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.
(k)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$13,774,637	$—		$(3,797,016	)(a)	$—	$—	$9,977,621	9,977,621	$1,036		$—
SL Liquidity Series, LLC, Money Market Series	102,701	328,545	(a)	—		(9)	—	431,237	431,108	6,520	(b)	—

						$(9)	$—	$10,408,858		$7,556		$—

(a)	Represents net amount purchased (sold).
(b)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Abbott Laboratories	219	07/02/21	USD	119.00	USD	2,539	$(3,285)
Amgen, Inc.	59	07/02/21	USD	252.50	USD	1,438	(620)
Anthem, Inc.	52	07/02/21	USD	397.50	USD	1,985	(1,820)
Centene Corp.	72	07/02/21	USD	72.50	USD	525	(10,980)
Cigna Corp.	32	07/02/21	USD	270.00	USD	759	(320)
Humana, Inc.	43	07/02/21	USD	450.00	USD	1,904	(2,580)
Intuitive Surgical, Inc.	9	07/02/21	USD	815.00	USD	828	(94,500)
Nektar Therapeutics	93	07/02/21	USD	19.00	USD	160	(1,395)
Sarepta Therapeutics, Inc.	4	07/02/21	USD	84.00	USD	31	(30)
AmerisourceBergen Corp.	27	07/09/21	USD	119.00	USD	309	(1,553)
Baxter International, Inc.	150	07/09/21	USD	84.50	USD	1,208	(15,000)
Cigna Corp.	38	07/09/21	USD	262.50	USD	901	(3,420)
Edwards Lifesciences Corp.	245	07/09/21	USD	95.50	USD	2,537	(197,225)
Eli Lilly & Co.	45	07/09/21	USD	205.00	USD	1,033	(110,250)

76	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Exact Sciences Corp.	17	07/09/21	USD	120.00	USD	211	$(9,775)
Humana, Inc.	16	07/09/21	USD	437.50	USD	708	(13,280)
Intuitive Surgical, Inc.	9	07/09/21	USD	885.00	USD	828	(35,055)
McKesson Corp.	12	07/09/21	USD	197.50	USD	229	(840)
Medtronic PLC	116	07/09/21	USD	130.00	USD	1,440	(1,334)
Pfizer, Inc.	415	07/09/21	USD	40.00	USD	1,625	(4,565)
Teladoc Health, Inc.	39	07/09/21	USD	165.00	USD	649	(19,792)
UnitedHealth Group, Inc.	70	07/09/21	USD	405.00	USD	2,803	(17,150)
Vertex Pharmaceuticals, Inc.	82	07/09/21	USD	217.50	USD	1,653	(11,890)
ABIOMED, Inc.	40	07/16/21	USD	310.00	USD	1,248	(38,400)
Agilon Health, Inc.	77	07/16/21	USD	35.00	USD	312	(45,815)
Agios Pharmaceuticals, Inc.	46	07/16/21	USD	65.00	USD	254	(1,380)
Alignment Healthcare, Inc.	89	07/16/21	USD	30.00	USD	208	(4,450)
Allakos, Inc.	42	07/16/21	USD	115.00	USD	359	(21,000)
Allogene Therapeutics, Inc.	116	07/16/21	USD	30.00	USD	303	(3,770)
Alnylam Pharmaceuticals, Inc.	57	07/16/21	USD	150.00	USD	966	(124,260)
Amedisys, Inc.	3	07/16/21	USD	270.00	USD	73	(330)
Amgen, Inc.	54	07/16/21	USD	250.00	USD	1,316	(6,345)
Anthem, Inc.	51	07/16/21	USD	390.00	USD	1,947	(11,857)
Apellis Pharmaceuticals, Inc.	41	07/16/21	USD	55.00	USD	259	(35,875)
Arcutis Biotherapeutics, Inc.	43	07/16/21	USD	30.00	USD	117	(2,043)
Arena Pharmaceuticals, Inc.	56	07/16/21	USD	65.00	USD	382	(23,380)
Argenx SE, ADR	12	07/16/21	USD	290.00	USD	361	(20,760)
Avantor, Inc.	180	07/16/21	USD	32.50	USD	639	(56,700)
Becton Dickinson and Co.	49	07/16/21	USD	250.00	USD	1,192	(5,390)
Biohaven Pharmaceutical Holding Co. Ltd.	3	07/16/21	USD	95.00	USD	29	(1,860)
BioMarin Pharmaceutical, Inc.	56	07/16/21	USD	85.00	USD	467	(6,720)
Blueprint Medicines Corp.	36	07/16/21	USD	100.00	USD	317	(2,880)
Boston Scientific Corp.	137	07/16/21	USD	43.00	USD	586	(9,179)
Boston Scientific Corp.	137	07/16/21	USD	44.00	USD	586	(5,001)
Bristol-Myers Squibb Co.	102	07/16/21	USD	67.50	USD	682	(4,437)
Butterfly Network, Inc.	69	07/16/21	USD	15.00	USD	100	(3,968)
Centene Corp.	103	07/16/21	USD	75.00	USD	751	(6,438)
Cytokinetics, Inc.	29	07/16/21	USD	28.00	USD	57	(4,350)
DENTSPLY SIRONA, Inc.	85	07/16/21	USD	70.00	USD	538	(3,400)
Dicerna Pharmaceuticals, Inc.	27	07/16/21	USD	30.00	USD	101	(20,520)
Elanco Animal Health, Inc.	249	07/16/21	USD	37.00	USD	864	(4,358)
Enanta Pharmaceuticals, Inc.	20	07/16/21	USD	50.00	USD	88	(1,100)
Encompass Health Corp.	72	07/16/21	USD	90.00	USD	562	(1,800)
Encompass Health Corp.	80	07/16/21	USD	85.00	USD	624	(2,400)
Exact Sciences Corp.	11	07/16/21	USD	130.00	USD	137	(2,530)
Genmab A/S	63	07/16/21	USD	40.00	USD	257	(15,750)
Gilead Sciences, Inc.	179	07/16/21	USD	72.50	USD	1,233	(2,417)
Global Blood Therapeutics, Inc.	52	07/16/21	USD	40.00	USD	182	(1,430)
Global Blood Therapeutics, Inc.	13	07/16/21	USD	45.00	USD	46	(98)
Henry Schein, Inc.	155	07/16/21	USD	82.50	USD	1,150	(26,350)
Horizon Pharma PLC	73	07/16/21	USD	100.00	USD	684	(8,213)
Intuitive Surgical, Inc.	19	07/16/21	USD	870.00	USD	1,747	(102,980)
IQVIA Holdings, Inc.	75	07/16/21	USD	250.00	USD	1,817	(9,375)
Krystal Biotech, Inc.	14	07/16/21	USD	75.00	USD	95	(3,325)
LHC Group, Inc.	29	07/16/21	USD	210.00	USD	581	(4,133)
Masimo Corp.	55	07/16/21	USD	218.00	USD	1,333	(133,431)
McKesson Corp.	6	07/16/21	USD	200.00	USD	115	(510)
Medtronic PLC	125	07/16/21	USD	130.00	USD	1,552	(2,688)
Mirati Therapeutics, Inc.	28	07/16/21	USD	175.00	USD	452	(3,780)
Nevro Corp.	28	07/16/21	USD	155.00	USD	464	(34,160)
Novocure Ltd.	34	07/16/21	USD	200.00	USD	754	(80,750)
Oak Street Health, Inc.	155	07/16/21	USD	70.00	USD	908	(2,325)
Pfizer, Inc.	416	07/16/21	USD	41.00	USD	1,629	(3,744)
Prothena Corp. PLC	21	07/16/21	USD	26.00	USD	108	(54,390)
Prothena Corp. PLC	59	07/16/21	USD	55.00	USD	303	(15,782)
PTC Therapeutics, Inc.	9	07/16/21	USD	50.00	USD	38	(135)

S C H E D U L E O F I N V E S T M E N T S	77

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Rapt Therapeutics, Inc.	7	07/16/21	USD	25.00	USD	22	$(4,935)
Regeneron Pharmaceuticals, Inc.	22	07/16/21	USD	540.00	USD	1,229	(54,450)
ResMed, Inc.	62	07/16/21	USD	200.00	USD	1,528	(289,850)
Sarepta Therapeutics, Inc.	2	07/16/21	USD	90.00	USD	16	(100)
Sarepta Therapeutics, Inc.	27	07/16/21	USD	95.00	USD	210	(1,080)
Seagen, Inc.	129	07/16/21	USD	160.00	USD	2,037	(38,700)
Stryker Corp.	110	07/16/21	USD	260.00	USD	2,857	(41,250)
TCR2 Therapeutics, Inc.	18	07/16/21	USD	22.50	USD	30	(1,350)
Teladoc Health, Inc.	9	07/16/21	USD	165.00	USD	150	(5,895)
Teleflex, Inc.	34	07/16/21	USD	420.00	USD	1,366	(15,980)
Translate Bio, Inc.	29	07/16/21	USD	25.00	USD	80	(9,425)
UnitedHealth Group, Inc.	45	07/16/21	USD	410.00	USD	1,802	(16,537)
Zimmer Biomet Holdings, Inc.	171	07/16/21	USD	170.00	USD	2,750	(5,985)
Zoetis, Inc.	126	07/16/21	USD	175.00	USD	2,348	(138,600)
Arcutis Biotherapeutics, Inc.	63	07/21/21	USD	30.00	USD	172	(3,584)
Abbott Laboratories	384	07/23/21	USD	111.00	USD	4,452	(239,040)
AbbVie, Inc.	94	07/23/21	USD	118.00	USD	1,059	(2,726)
Amgen, Inc.	53	07/23/21	USD	245.00	USD	1,292	(20,405)
Bristol-Myers Squibb Co.	43	07/23/21	USD	67.00	USD	287	(3,419)
Cardinal Health, Inc.	40	07/23/21	USD	60.50	USD	228	(2,100)
Centene Corp.	128	07/23/21	USD	72.00	USD	934	(30,400)
Cigna Corp.	74	07/23/21	USD	245.00	USD	1,754	(14,615)
Edwards Lifesciences Corp.	148	07/23/21	USD	102.00	USD	1,533	(47,360)
Exact Sciences Corp.	25	07/23/21	USD	120.00	USD	311	(20,500)
Humana, Inc.	37	07/23/21	USD	447.50	USD	1,638	(25,530)
Illumina, Inc.	31	07/23/21	USD	450.00	USD	1,467	(88,660)
McKesson Corp.	6	07/23/21	USD	200.00	USD	115	(1,065)
Merck & Co., Inc.	140	07/23/21	USD	78.00	USD	1,089	(16,240)
Pfizer, Inc.	857	07/23/21	USD	40.00	USD	3,356	(29,138)
Teladoc Health, Inc.	23	07/23/21	USD	167.50	USD	382	(14,662)
Global Blood Therapeutics, Inc.	30	07/29/21	USD	43.00	USD	105	(1,471)
Stryker Corp.	85	07/29/21	USD	262.78	USD	2,208	(33,532)
Abbott Laboratories	174	07/30/21	USD	115.00	USD	2,017	(58,290)
AmerisourceBergen Corp.	27	07/30/21	USD	120.00	USD	309	(2,970)
Anthem, Inc.	14	07/30/21	USD	392.50	USD	535	(7,980)
Becton Dickinson and Co.	48	07/30/21	USD	255.00	USD	1,167	(7,080)
Boston Scientific Corp	781	07/30/21	USD	43.50	USD	3,340	(71,071)
Bristol-Myers Squibb Co.	139	07/30/21	USD	67.00	USD	929	(17,305)
Cardinal Health, Inc.	146	07/30/21	USD	59.50	USD	834	(8,395)
Centene Corp.	75	07/30/21	USD	72.50	USD	547	(20,625)
Cigna Corp.	80	07/30/21	USD	237.50	USD	1,897	(43,200)
Eli Lilly & Co.	195	07/30/21	USD	225.00	USD	4,476	(168,187)
Gilead Sciences, Inc.	178	07/30/21	USD	68.50	USD	1,226	(44,589)
Humana, Inc.	39	07/30/21	USD	435.00	USD	1,727	(70,785)
Illumina, Inc.	22	07/30/21	USD	465.00	USD	1,041	(47,190)
Intuitive Surgical, Inc.	14	07/30/21	USD	900.00	USD	1,287	(55,930)
Johnson & Johnson	273	07/30/21	USD	165.00	USD	4,497	(77,941)
Medtronic PLC	141	07/30/21	USD	127.00	USD	1,750	(18,400)
Merck & Co., Inc.	140	07/30/21	USD	77.50	USD	1,089	(25,970)
Pfizer, Inc.	242	07/30/21	USD	40.50	USD	948	(9,317)
Regeneron Pharmaceuticals, Inc.	21	07/30/21	USD	560.00	USD	1,173	(38,010)
UnitedHealth Group, Inc.	194	07/30/21	USD	412.50	USD	7,769	(94,090)
AbbVie, Inc.	94	08/06/21	USD	114.00	USD	1,059	(17,813)
Bristol-Myers Squibb Co.	170	08/06/21	USD	67.00	USD	1,136	(24,055)
Bristol-Myers Squibb Co.	21	08/06/21	USD	68.00	USD	140	(2,174)
Intuitive Surgical, Inc.	12	08/06/21	USD	925.00	USD	1,104	(33,960)
Johnson & Johnson	302	08/06/21	USD	165.00	USD	4,975	(98,905)
Medtronic PLC	118	08/06/21	USD	124.00	USD	1,465	(33,689)
UnitedHealth Group, Inc.	51	08/06/21	USD	405.00	USD	2,042	(45,772)
Bridgebio Pharma, Inc.	39	08/10/21	USD	64.86	USD	238	(9,318)
Amedisys, Inc.	72	08/13/21	USD	267.00	USD	1,763	(37,690)
Abbott Laboratories	140	08/20/21	USD	115.00	USD	1,623	(57,750)

78	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Acceleron Pharma, Inc.	145	08/20/21	USD	140.00	USD	1,820	$(44,950)
Agilent Technologies, Inc.	55	08/20/21	USD	145.00	USD	813	(37,125)
Agilon Health, Inc.	78	08/20/21	USD	39.50	USD	316	(26,550)
Agios Pharmaceuticals, Inc.	36	08/20/21	USD	65.00	USD	198	(2,970)
Alcon AG	128	08/20/21	USD	72.50	USD	899	(21,120)
Alignment Healthcare, Inc.	6	08/20/21	USD	30.00	USD	14	(390)
Alignment Healthcare, Inc.	95	08/20/21	USD	35.00	USD	222	(7,125)
Allakos, Inc.	42	08/20/21	USD	105.00	USD	359	(9,030)
Alnylam Pharmaceuticals, Inc.	72	08/20/21	USD	170.00	USD	1,221	(100,080)
Amgen, Inc.	71	08/20/21	USD	255.00	USD	1,731	(20,661)
Apellis Pharmaceuticals, Inc.	17	08/20/21	USD	63.50	USD	107	(8,759)
Arcutis Biotherapeutics, Inc.	21	08/20/21	USD	30.00	USD	57	(5,303)
Argenx SE, ADR	6	08/20/21	USD	320.00	USD	181	(7,230)
Avantor, Inc.	247	08/20/21	USD	35.00	USD	877	(51,870)
Biohaven Pharmaceutical Holding Co. Ltd.	24	08/20/21	USD	105.25	USD	233	(12,547)
Boston Scientific Corp.	351	08/20/21	USD	42.00	USD	1,501	(71,428)
Bridgebio Pharma, Inc.	12	08/20/21	USD	65.00	USD	73	(3,330)
Bristol-Myers Squibb Co.	122	08/20/21	USD	67.50	USD	815	(17,446)
Cardinal Health, Inc.	124	08/20/21	USD	60.00	USD	708	(13,950)
Cytokinetics, Inc.	31	08/20/21	USD	30.00	USD	61	(7,053)
DENTSPLY SIRONA, Inc.	135	08/20/21	USD	67.50	USD	854	(15,862)
Dicerna Pharmaceuticals, Inc.	29	08/20/21	USD	37.75	USD	108	(7,558)
Eli Lilly & Co.	207	08/20/21	USD	240.00	USD	4,751	(97,807)
Genmab A/S	88	08/20/21	USD	45.00	USD	359	(7,260)
Gilead Sciences, Inc.	429	08/20/21	USD	70.00	USD	2,954	(80,008)
Incyte Corp.	89	08/20/21	USD	85.00	USD	749	(40,495)
IQVIA Holdings, Inc.	43	08/20/21	USD	250.00	USD	1,042	(24,940)
LHC Group, Inc.	29	08/20/21	USD	210.01	USD	581	(13,317)
Masimo Corp.	29	08/20/21	USD	245.00	USD	703	(27,695)
Medtronic PLC	142	08/20/21	USD	130.00	USD	1,763	(16,046)
Mirati Therapeutics, Inc.	27	08/20/21	USD	180.00	USD	436	(12,082)
Neurocrine Biosciences, Inc.	69	08/20/21	USD	115.00	USD	672	(9,660)
Nevro Corp.	24	08/20/21	USD	175.00	USD	398	(15,000)
Rapt Therapeutics, Inc.	25	08/20/21	USD	35.00	USD	79	(7,063)
ResMed, Inc.	51	08/20/21	USD	240.00	USD	1,257	(76,245)
Sanofi, ADR	109	08/20/21	USD	53.28	USD	574	(12,863)
Seagen, Inc.	120	08/20/21	USD	170.00	USD	1,895	(54,600)
Teleflex, Inc.	38	08/20/21	USD	430.00	USD	1,527	(24,890)
Thermo Fisher Scientific, Inc.	83	08/20/21	USD	500.00	USD	4,187	(173,470)
Translate Bio, Inc.	29	08/20/21	USD	25.00	USD	80	(15,805)
Zoetis, Inc.	81	08/20/21	USD	185.00	USD	1,510	(53,865)
LHC Group, Inc.	18	09/17/21	USD	220.00	USD	360	(8,910)

							(5,276,514)

Put
Vertex Pharmaceuticals, Inc.	79	07/16/21	USD	190.00	USD	1,593	(3,753)

							$(5,280,267)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Mersana Therapeutics, Inc.	Morgan Stanley & Co. International PLC	4,100	07/02/21	USD	15.42	USD	56	$—
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	82,000	07/07/21	HKD	35.52	HKD	2,782	(2,482)
Sanofi	Barclays Bank PLC	11,300	07/07/21	EUR	88.17	EUR	1,001	(14,028)
Agiliti, Inc.	Citibank N.A.	28,500	07/14/21	USD	22.05	USD	623	(27,478)
Arcutis Biotherapeutics, Inc.	JPMorgan Chase Bank N.A.	3,500	07/14/21	USD	33.00	USD	96	(219)
Privia Health Group, Inc.	Citibank N.A.	9,000	07/14/21	USD	41.74	USD	399	(35,911)
Alcon AG	Credit Suisse International	13,200	07/15/21	USD	71.76	USD	927	(5,836)
Genmab A/S	Morgan Stanley & Co. International PLC	1,400	07/15/21	DKK	2,504.07	DKK	3,597	(22,730)

S C H E D U L E O F I N V E S T M E N T S	79

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Straumann Holding AG, Registered Shares	UBS AG	1,000	07/15/21	CHF	1,446.27	CHF	1,476	$(46,571)
Mersana Therapeutics, Inc.	Morgan Stanley & Co. International PLC	4,100	07/16/21	USD	15.42	USD	56	(295)
Genmab A/S	Morgan Stanley & Co. International PLC	1,400	07/20/21	DKK	2,504.07	DKK	3,597	(24,620)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	86,000	07/20/21	HKD	35.86	HKD	2,918	(6,091)
Sanofi	UBS AG	8,300	07/20/21	EUR	88.44	EUR	735	(13,021)
Wuxi Apptec Ltd., Class H	Citibank N.A.	21,600	07/27/21	HKD	173.36	HKD	3,915	(35,968)
Wuxi Biologics Cayman Inc.	Goldman Sachs International	106,000	07/27/21	HKD	124.28	HKD	15,070	(258,174)
Alcon AG	Credit Suisse International	13,200	07/28/21	USD	72.46	USD	927	(10,802)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	34,000	07/29/21	HKD	33.72	HKD	1,154	(7,022)
Zimmer Biomet Holdings, Inc.	Barclays Bank PLC	6,800	08/03/21	USD	161.28	USD	1,094	(32,779)
Hansoh Pharmaceutical Group Co. Ltd.	Morgan Stanley & Co. International PLC	52,000	08/04/21	HKD	34.65	HKD	1,764	(8,819)
Sanofi	Morgan Stanley & Co. International PLC	6,600	08/04/21	EUR	89.05	EUR	585	(12,493)
Eisai Co. Ltd.	Goldman Sachs International	6,300	08/05/21	JPY	12,740.00	JPY	68,784	(552)
Roche Holding AG	JPMorgan Chase Bank N.A.	2,000	08/05/21	CHF	348.20	CHF	697	(16,154)
TCR2 Therapeutics, Inc.	Barclays Bank PLC	2,000	08/05/21	USD	20.34	USD	33	(1,113)
Teladoc Health, Inc.	Morgan Stanley & Co. LLC	1,200	08/06/21	USD	177.50	USD	200	(7,650)
Sanofi, ADR	Barclays Bank PLC	9,800	08/09/21	USD	53.00	USD	516	(10,852)
Genmab A/S	Citibank N.A.	4,300	08/10/21	USD	41.88	USD	176	(5,063)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	80,000	08/11/21	HKD	36.70	HKD	2,714	(8,152)
Wuxi Apptec Ltd., Class H	JPMorgan Chase Bank N.A.	48,000	08/11/21	HKD	188.75	HKD	8,699	(48,964)
Oak Street Health, Inc.	Citibank N.A.	5,200	08/12/21	USD	66.58	USD	305	(6,033)
Roche Holding AG	Barclays Bank PLC	1,100	08/12/21	CHF	354.03	CHF	384	(6,642)
Genmab A/S	Morgan Stanley & Co. International PLC	1,400	08/18/21	DKK	2,620.83	DKK	3,597	(15,686)
Wuxi Apptec Ltd., Class H	JPMorgan Chase Bank N.A.	18,700	08/18/21	HKD	193.99	HKD	3,389	(12,445)
Guardant Health, Inc.	JPMorgan Chase Bank N.A.	2,700	08/20/21	USD	126.56	USD	335	(17,857)
Genmab A/S	Morgan Stanley & Co. International PLC	1,400	08/25/21	DKK	2,620.67	DKK	3,597	(17,043)

								$(739,545)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,258,466	$(2,105,394)	$(6,019,812)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$ —	$—	$6,019,812	$—	$—	$—	$6,019,812

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(3,095,078)	$—	$—	$—	$(3,095,078)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$465,819	$—	$—	$—	$465,819

80	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$6,000,547

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$6,019,812

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,019,812

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(5,280,267)

Total derivative assets and liabilities subject to an MNA	$—	$739,545

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$65,414	$—	$—	$—	$65,414
Citibank N.A.	110,453	—	—	(110,453)	—
Credit Suisse International	16,638	—	—	—	16,638
Goldman Sachs International	258,726	—	(258,726)	—	—
JPMorgan Chase Bank N.A.	119,386	—	(119,386)	—	—
Morgan Stanley & Co. International PLC	101,686	—	—	—	101,686
Morgan Stanley & Co. LLC	7,650	—	—	—	7,650
UBS AG	59,592	—	—	—	59,592

	$739,545	$—	$(378,112)	$(110,453)	$250,980

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$111,299,342	$11,631,711	$2,415,419	$125,346,472
Diversified Financial Services	1,957,943	—	—	1,957,943
Health Care Equipment & Supplies	160,266,166	3,135,963	—	163,402,129
Health Care Providers & Services	121,571,999	2,103,323	—	123,675,322
Health Care Technology	3,655,054	—	—	3,655,054
Internet & Direct Marketing Retail	—	2,331,701	—	2,331,701
Life Sciences Tools & Services	47,163,256	10,563,928	—	57,727,184
Pharmaceuticals	103,832,444	16,153,370	—	119,985,814
Other Interests	—	—	273,830	273,830

S C H E D U L E O F I N V E S T M E N T S	81

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Preferred Securities
Preferred Stocks	$—	$—	$3,749,284	$3,749,284
Warrants	201,622	—	—	201,622
Short-Term Securities
Money Market Funds	9,977,621	—	—	9,977,621

	$559,925,447	$45,919,996	$6,438,533	612,283,976

Investments Valued at NAV(a)				431,237

				$612,715,213

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(4,979,647)	$(1,040,165)	$—	$(6,019,812)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Other Interests	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2020	$2,699,612	$254,814	$1,417,773	$4,372,199
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(132,438)	—	(598,024)	(730,462)
Other(a)	(235,430)	—	235,430	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)(b)(c)	83,675	19,016	(12,647)	90,044
Purchases	—	—	3,206,753	3,206,753
Sales	—	—	(500,001)	(500,001)

Closing balance, as of June 30, 2021	$2,415,419	$273,830	$3,749,284	$6,438,533

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(c)	$83,675	$19,016	$(12,638)	$90,053

(a)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(b)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(c)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks	$2,415,419	Income	Discount Rate	1%		—

Other Interests	273,830	Income	Discount Rate	1% -2%		1%

Preferred Stocks(b)	3,749,284	Market	Market Adjustment Multiple	0.95x - 1.10x		1.00x
			Volatility	82%		—
			Time to Exit	3.0		—

82	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust (BME)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Recent Transactions	—		—

$6,438,533

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $795,430 changed to Current Value approach. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	83

Schedule of Investments (unaudited) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Biotechnology — 36.0%
Acceleron Pharma, Inc.(a)(b)	306,307	$38,438,465
Acumen Pharmaceuticals, Inc., (Acquired 11/20/20, Cost: $5,420,000)(c)	1,426,503	21,397,545
Agios Pharmaceuticals, Inc.(a)(b)	430,220	23,709,424
Akeso, Inc.(b)(d)	2,608,000	21,033,573
Akouos, Inc.(b)	296,671	3,723,221
Allakos, Inc.(a)(b)	226,456	19,332,549
Alnylam Pharmaceuticals, Inc.(a)(b)	270,206	45,805,321
ALX Oncology Holdings, Inc.(b)	73,436	4,015,480
Ambrx Biopharma, Inc., (Acquired 06/22/21, Cost: $14,580,000)(c)	8,860,794	23,652,410
Annexon, Inc.(b)	115,174	2,592,567
Annexon, Inc., (Acquired 06/26/20, Cost: $4,170,549)(c)	332,856	7,492,589
Antengene Corp. Ltd., (Acquired 11/18/20, Cost: $7,091,948)(c)	5,019,274	12,373,157
Apellis Pharmaceuticals, Inc.(b)	165,816	10,479,571
Applied Molecular Transport, Inc.(b)	161,287	7,377,267
Arcutis Biotherapeutics, Inc.(b)	477,143	13,021,232
Arena Pharmaceuticals, Inc.(a)(b)	129,202	8,811,576
Argenx SE, ADR(a)(b)	117,843	35,478,992
Arrowhead Pharmaceuticals, Inc.(b)	83,508	6,916,133
Avidity Biosciences, Inc.(b)	288,706	7,133,925
Beam Therapeutics, Inc.(b)	36,988	4,760,725
BioAtla, Inc.(b)	142,704	6,047,796
Biohaven Pharmaceutical Holding Co. Ltd.(b)	119,802	11,630,378
BioMarin Pharmaceutical, Inc.(b)	106,412	8,879,017
Biomea Fusion, Inc.(b)(e)	521,404	8,139,116
Blueprint Medicines Corp.(b)	73,928	6,502,707
Bridgebio Pharma, Inc.(b)	217,158	13,237,952
C4 Therapeutics, Inc.(b)	377,822	14,296,785
CareDx, Inc.(b)	220,971	20,223,266
Cerevel Therapeutics Holdings, Inc.(b)	204,554	5,240,674
Connect Biopharma Holdings Ltd.(b)(e)	73,308	1,431,705
Connect Biopharma Holdings Ltd., (Acquired 12/01/20, Cost: $14,579,981)(c)	1,330,134	25,421,887
Cytokinetics, Inc.(b)	285,386	5,647,789
Decibel Therapeutics, Inc., (Acquired 11/02/20, Cost: $5,826,938)(c)	636,792	5,412,520
Decibel Therapeutics, Inc.(b)	161,538	1,389,227
Deciphera Pharmaceuticals, Inc.(b)	80,050	2,930,631
Design Therapeutics, Inc., (Acquired 01/25/21, Cost: $10,000,003)(c)	936,636	18,194,997
Dicerna Pharmaceuticals, Inc.(b)	391,382	14,606,376
Enanta Pharmaceuticals, Inc.(b)	69,510	3,059,135
Everest Medicines Ltd., (Acquired 05/29/20, Cost: $11,209,200)(c)	3,113,667	30,979,068
Everest Medicines Ltd.(b)(d)(e)	446,500	4,438,522
Fate Therapeutics, Inc.(b)	56,308	4,886,971
Forma Therapeutics Holdings, Inc.(b)	528,851	13,163,101
Fusion Pharmaceuticals, Inc.(b)	425,054	3,434,436
Genetron Holdings Ltd., ADR(b)	944,676	19,025,775
Genmab A/S(b)	212,666	87,138,294
Genmab A/S, ADR(a)(b)	753,955	30,783,983
Global Blood Therapeutics, Inc.(b)	394,678	13,821,624
Gracell Biotechnologies, Inc., ADR(b)	845,451	10,990,863
Gritstone bio, Inc.(b)	320,160	2,923,061
HBM Holdings Ltd.(b)(d)	7,553,000	9,620,860
Horizon Therapeutics PLC(b)	228,802	21,425,019
Ideaya Biosciences, Inc.(b)	317,801	6,670,643

Security	Shares	Value

Biotechnology (continued)
Immunocore Holdings PLC, ADR(b)	61,703	$2,409,502
Immunocore Ltd., (Acquired 12/21/20, Cost: $5,861,799)(c)	321,900	12,447,985
Insmed, Inc.(b)	129,404	3,682,838
Kadmon Holdings, Inc.(b)	2,455,865	9,504,198
Keros Therapeutics, Inc.(b)	206,755	8,780,885
Kinnate Biopharma, Inc.(b)	304,595	7,090,972
Kodiak Sciences, Inc.(b)	89,926	8,363,118
Kronos Bio, Inc., (Acquired 10/09/20, Cost: $4,591,000), 8/20/2020(c)	284,272	6,808,314
Krystal Biotech, Inc.(b)	113,540	7,720,720
Kymera Therapeutics, Inc.(b)	738,191	35,802,264
Mersana Therapeutics, Inc.(b)	1,518,223	20,617,468
Mirati Therapeutics, Inc.(a)(b)	97,655	15,774,212
Monte Rosa Therapeutics, Inc., (Acquired 03/11/21, Cost: $7,999,998)(c)	764,573	16,516,943
Morphic Holding, Inc.(b)	97,810	5,613,316
Natera, Inc.(b)	174,875	19,853,559
Nkarta, Inc.(b)	143,310	4,541,494
Olema Pharmaceuticals, Inc.(b)	636,734	17,815,817
ORIC Pharmaceuticals, Inc.(b)	191,303	3,384,150
PMV Pharmaceuticals, Inc.(b)	472,036	16,124,750
Praxis Precision Medicines, Inc.(b)	16,198	296,099
Prometheus Biosciences, Inc.(b)	316,988	7,785,225
Prothena Corp. PLC(b)	353,623	18,179,758
PTC Therapeutics, Inc.(b)	211,663	8,946,995
Rapt Therapeutics, Inc.(b)	184,017	5,849,900
Relay Therapeutics, Inc.(b)	59,826	2,189,033
Remegen Co. Ltd., Class H(b)(d)	534,000	8,144,493
Revolution Medicines, Inc.(b)	100,563	3,191,870
Rubius Therapeutics, Inc.(b)	165,785	4,046,812
Sarepta Therapeutics, Inc.(a)(b)	70,856	5,508,345
Seagen, Inc.(a)(b)(f)	531,710	83,946,375
Seres Therapeutics, Inc.(b)	348,666	8,315,684
Sigilon Therapeutics, Inc.(b)	581,839	6,243,132
Stoke Therapeutics, Inc.(b)	134,172	4,516,230
Talaris Therapeutics, Inc., (Acquired 09/30/20, Cost: $7,369,358)(c)	748,614	10,612,240
Taysha Gene Therapies, Inc.(b)	448,538	9,509,006
TCR2 Therapeutics, Inc.(b)	222,535	3,651,799
Translate Bio, Inc.(b)	186,305	5,130,840
United Therapeutics Corp.(a)(b)	57,411	10,300,108
Voyager Therapeutics, Inc.(b)	255,970	1,057,156
Zai Lab Ltd., ADR(b)	189,238	33,493,234
Zentalis Pharmaceuticals, Inc.(b)	221,186	11,767,095
Zymeworks, Inc.(b)	245,566	8,518,685

		1,233,192,519

Diversified Financial Services(b) — 1.4%
BCTG Acquisition Corp.	167,744	1,907,249
Eucrates Biomedical Acquisition Corp.(g)	897,657	8,837,433
Health Assurance Acquisition Corp., Class A	1,361,273	13,626,343
Health Sciences Acquisitions Corp.	233,344	2,380,109
Helix Acquisition Corp., Class A	216,150	2,232,829
Lifesci Acquisition II Corp.(g)	728,200	7,282,000
MedTech Acquisition Corp., Class A	917,284	8,952,692
Therapeutics Acquisition Corp., Class A	407,000	4,183,960

		49,402,615

Electronic Equipment, Instruments & Components — 0.3%
908 Devices, Inc.(b)(e)	282,484	10,946,255

Health Care Equipment & Supplies — 23.9%
ABIOMED, Inc.(a)(b)	78,093	24,373,606

84	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Equipment & Supplies (continued)
Alcon, Inc.	758,750	$53,309,775
Angelalign Technology, Inc.(b)(d)	15,400	794,565
Butterfly Network, Inc.(b)(e)	485,650	7,032,212
Cardiovascular Systems, Inc.(b)	164,491	7,015,541
ConvaTec Group PLC(d)	4,546,400	15,131,418
Cooper Cos., Inc.	60,705	24,055,570
Demant A/S(b)	480,791	27,094,698
DexCom, Inc.(a)(b)	58,156	24,832,612
Edwards Lifesciences Corp.(b)	274,041	28,382,426
GN Store Nord A/S	301,475	26,363,955
Hill-Rom Holdings, Inc.(a)	142,465	16,182,599
Insulet Corp.(b)	139,019	38,162,106
Intuitive Surgical, Inc.(b)(f)	72,553	66,722,641
Kangji Medical Holdings Ltd.(e)	4,870,919	8,095,749
Masimo Corp.(b)	214,664	52,045,287
Nevro Corp.(a)(b)	243,330	40,341,681
Novocure Ltd.(b)	25,885	5,741,811
NuVasive, Inc.(b)	133,755	9,065,914
Penumbra, Inc.(a)(b)	61,955	16,979,387
Pulmonx Corp.(b)	108,476	4,785,961
ResMed, Inc.(a)	204,886	50,508,497
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	287,653	21,308,656
SI-BONE, Inc.(b)	155,808	4,903,278
Silk Road Medical, Inc.(b)	211,418	10,118,465
Sonova Holding AG, Registered Shares	79,726	30,029,170
STERIS PLC	135,782	28,011,827
Straumann Holding AG, Registered Shares	36,658	58,471,113
Tandem Diabetes Care, Inc.(a)(b)	147,331	14,350,039
Teleflex, Inc.	140,510	56,455,513
Zimmer Biomet Holdings, Inc.	300,735	48,364,203

		819,030,275

Health Care Providers & Services — 15.0%
Addus HomeCare Corp.(b)	43,339	3,780,894
Agilon Health, Inc.(b)	282,683	11,468,449
Alignment Healthcare, Inc.(b)	349,917	8,177,560
Amedisys, Inc.(a)(b)(f)	224,896	55,083,777
Amplifon SpA	629,668	31,133,122
Cano Health, Inc., (Acquired 06/03/21, Cost: $21,741,890)(c)	2,174,189	26,066,532
Cardinal Health, Inc.	433,660	24,757,650
CareMax, Inc., (Acquired 06/08/21, Cost: $14,077,000)(c)	1,407,700	17,664,992
CareMax, Inc.(b)	319,040	4,115,616
Centene Corp.(a)(b)	423,582	30,891,835
Chemed Corp.	23,666	11,229,517
Encompass Health Corp.(a)	403,202	31,461,852
Guardant Health, Inc.(b)	140,410	17,437,518
Humana, Inc.	87,998	38,958,475
Innovage Holding Corp.(b)	83,873	1,787,334
Jinxin Fertility Group Ltd.(d)	19,001,100	47,890,775
LHC Group, Inc.(a)(b)	241,129	48,288,494
LifeStance Health Group, Inc.(b)	417,013	11,617,982
Oak Street Health, Inc.(b)(f)	1,236,532	72,423,679
Privia Health Group, Inc.(b)	137,329	6,093,288
Rede D’Or Sao Luiz SA(d)	869,415	12,066,371

		512,395,712

Security	Shares	Value

Health Care Technology(b) — 1.5%
Certara, Inc.	504,495	$14,292,343
Doximity, Inc., Class A	98,503	5,732,875
Teladoc Health, Inc.	190,098	31,611,396

		51,636,614

Internet & Direct Marketing Retail — 0.7%
JD Health International, Inc.(b)(d)	1,667,600	23,818,340

Life Sciences Tools & Services — 10.5%
Avantor, Inc.(b)	746,918	26,523,058
Berkeley Lights, Inc.(a)(b)	330,537	14,811,363
Bruker Corp.	216,025	16,413,580
Charles River Laboratories International, Inc.(a)(b)	88,682	32,805,246
Gerresheimer AG	152,221	16,836,762
Illumina, Inc.(a)(b)	34,293	16,227,791
IQVIA Holdings, Inc.(a)(b)	140,247	33,984,653
Joinn Laboratories China Co. Ltd., Class H(d)	395,220	6,349,420
Lonza Group AG, Registered Shares	34,812	24,680,193
Nautilus Biotechnology, Inc.(b)	324,000	3,272,400
Olink Holding AB, ADR(b)	30,344	1,044,441
Sotera Health Co.(b)	1,216,066	29,465,279
WuXi AppTec Co. Ltd., Class H(d)	2,794,392	65,225,486
Wuxi Biologics Cayman, Inc.(b)(d)	3,867,303	70,811,408

		358,451,080

Pharmaceuticals — 4.3%
Antengene Corp. Ltd.(b)(d)	2,537,500	6,245,150
Eisai Co. Ltd.	241,400	23,724,118
Hansoh Pharmaceutical Group Co. Ltd.(d)	9,062,068	39,597,947
Marinus Pharmaceuticals, Inc.(b)	330,305	5,925,672
Merck KGaA	102,956	19,754,800
Nektar Therapeutics(b)	345,460	5,928,094
Nuvation Bio, Inc.(b)	206,640	1,923,818
Relmada Therapeutics, Inc.(b)	255,648	8,183,292
UCB SA	354,931	37,172,502

		148,455,393

Total Common Stocks — 93.6% (Cost: $2,123,926,266)		3,207,328,803

Preferred Securities

Preferred Stocks — 7.5%(c)(h)

Biotechnology — 4.2%
Cellarity, Inc., Series B, (Acquired 01/15/21, Cost: $14,584,998)	2,430,833	13,855,748
Abbisko Cayman Ltd., (Acquired 12/21/20, Cost: $14,841,983)	1,037,825	14,841,986
Affinvax, Inc., Series C, (Acquired 01/06/21, Cost: $5,786,041)	183,164	5,786,041
Amunix Pharmaceuticals, Inc., Series B, (Acquired 02/26/21, Cost: $9,999,999)	5,657,068	9,999,999
Bright Peak Therapeutics AG, Series B, (Acquired 05/14/21, Cost: $8,000,004)	2,048,132	8,000,004
Goldfinch Bio, Inc., Series B, (Acquired 06/26/20, Cost: $3,029,231)	2,567,145	3,311,617
Imago Biosciences, Inc., (Acquired 11/12/20, Cost: $10,000,009)	8,279,524	10,018,224
Immuneering Corp, Series B, (Acquired 12/21/20, Cost: $5,999,982)	583,758	6,001,032

S C H E D U L E O F I N V E S T M E N T S	85

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Biotechnology (continued)
IsoPlexis Corp., Series D, (Acquired 12/30/20, Cost: $14,800,023)	192,408	$15,606,213
LianBio, Series A, (Acquired 10/28/20, Cost: $5,960,632)	105,200	6,538,180
Neurogene, Inc., Series B, (Acquired 12/14/20, Cost: $5,729,950)	2,348,340	5,729,950
NiKang Therapeutics, Inc., Series C, (Acquired 05/20/21, Cost: $7,999,996)	1,394,189	7,999,996
Numab Therapeutics AG, (Acquired 05/07/21, Cost: $7,770,441)	815,851	7,565,525
Omega Therapeutics, Inc., Series C, (Acquired 03/04/21, Cost: $7,999,998)(g)	2,666,666	7,999,998
OnKure, Inc., Series B, (Acquired 03/03/21, Cost: $2,250,000)	814,244	2,250,000
Rapid Micro Biosystems, Inc., Series D, (Acquired 03/09/21, Cost: $9,896,004)	2,748,890	9,896,004
TScan Therapeutics, Inc., Series C, (Acquired 01/15/21, Cost: $9,999,999)	7,013,606	9,999,992

		145,400,509

Health Care Equipment & Supplies — 1.0%
Exo Imaging, Inc., Series C, (Acquired 06/24/21, Cost: $13,225,003)	2,257,597	13,225,003
Nucleix Ltd., Series AA, (Acquired 03/25/21, Cost: $6,929,998)	2,379,480	6,929,998
Quanta Dialysis Technologies Ltd., Series D, (Acquired 06/18/21, Cost: $14,071,890)	115,766,240	14,088,587

		34,243,588

Health Care Services — 1.1%
Adicon Holdings Ltd., (Acquired 12/22/20, Cost: $17,840,000)	2,139,245,197	19,323,802
Everly Well, Inc., Series D, (Acquired 11/25/20, Cost: $9,999,986)	382,775	18,599,037

		37,922,839

Pharmaceuticals — 0.8%
Insitro, Inc.
Series B, (Acquired 05/21/20, Cost: $5,000,000)	802,478	14,677,322
Series C, (Acquired 03/10/21, Cost: $3,600,018)	196,818	3,600,018
Vividion Therapeutics, Inc., Series C, (Acquired 02/18/21, Cost: $8,000,000)	3,809,524	7,619,048

		25,896,388

Semiconductors & Semiconductor Equipment — 0.4%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $14,999,996)	571,947	15,002,170

Total Preferred Stocks — 7.5%		258,465,494

Total Preferred Securities — 7.5% (Cost: $238,316,181)		258,465,494

Warrants

Biotechnology — 0.0%
Cerevel Therapeutics Holdings, Inc. (Expires 10/27/2025)(b)	68,184	972,304

Security	Shares	Value

Diversified Financial Services(b) — 0.1%
Eucrates Biomedical Acquisition Corp. (Expires 12/14/2025)	299,219	$308,195
Health Assurance Acquisition Corp. (Expires 11/12/2025)	340,318	609,169
MedTech Acquisition Corp. (Expires 12/18/2025)	305,761	303,529

		1,220,893

Health Care Equipment & Supplies — 0.0%
Butterfly Network, Inc. (Expires 05/27/2025)(b)	162,183	783,344

Health Care Providers & Services — 0.0%
CareMax, Inc. (Expires 06/08/2026)(b)	63,808	301,174

Pharmaceuticals — 0.0%
Nuvation Bio, Inc. (Expires 07/07/2027)(b)	68,880	179,095

Total Warrants — 0.1% (Cost: $2,676,284)		3,456,810

Total Long-Term Investments — 101.2% (Cost: $2,364,918,731)		3,469,251,107

Short-Term Securities

Money Market Funds — 0.2%
SL Liquidity Series, LLC, Money Market Series, 0.13%(g)(i)(j)	6,243,159	6,245,032

Total Short-Term Securities — 0.2% (Cost: $6,245,032)		6,245,032

Total Investments Before Options Written — 101.4% (Cost: $2,371,163,763)		3,475,496,139

Options Written — (1.1)% (Premiums Received: $(26,477,309))		(36,875,732)

Total Investments, Net of Options Written — 100.3% (Cost: $2,344,686,454)		3,438,620,407

Liabilities in Excess of Other Assets — (0.3)%		(10,590,795)

Net Assets — 100.0%		$3,428,029,612

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $493,506,673, representing 14.4% of its net assets as of period end, and an original cost of $372,835,845.

(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	All or a portion of this security is on loan.
(f)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(g)	Affiliate of the Trust.
(h)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

86	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$18,347,773	$—	$(18,347,773	)(b)	$—	$—	$—	—	$4,302		—
Eucrates Biomedical Acquisition Corp.	—	8,555,569	—		—	281,864	8,837,433	897,657	—		—
Lifesci Acquisition II Corp.	7,733,484	—	—		—	(451,484)	7,282,000	728,200	—		—
Omega Therapeutics, Inc., Series C	—	7,999,998	—		—	—	7,999,998	2,666,666	—		—
SL Liquidity Series, LLC, Money Market Series	9,577,689	—	(3,332,796	)(b)	139	—	6,245,032	6,243,159	116,400	(c)	—

					$139	$(169,620)	$30,364,463		$120,702		$—

(a)	As of period end, the entity is no longer an affiliate.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Centene Corp.	288	07/02/21	USD	72.50	USD	2,100	$(43,920)
Humana, Inc.	85	07/02/21	USD	450.00	USD	3,763	(5,100)
Intuitive Surgical, Inc.	39	07/02/21	USD	815.00	USD	3,587	(409,500)
Nektar Therapeutics	536	07/02/21	USD	19.00	USD	920	(8,040)
Sarepta Therapeutics, Inc.	23	07/02/21	USD	84.00	USD	179	(173)
Edwards Lifesciences Corp.	293	07/09/21	USD	95.50	USD	3,035	(235,865)
Humana, Inc.	54	07/09/21	USD	437.50	USD	2,391	(44,820)
Intuitive Surgical, Inc.	42	07/09/21	USD	885.00	USD	3,862	(163,590)
Teladoc Health, Inc.	55	07/09/21	USD	165.00	USD	915	(27,913)
ABIOMED, Inc.	234	07/16/21	USD	310.00	USD	7,303	(224,640)
Addus HomeCare Corp.	130	07/16/21	USD	90.00	USD	1,134	(10,400)
Agilon Health, Inc.	424	07/16/21	USD	35.00	USD	1,720	(252,280)
Agios Pharmaceuticals, Inc.	604	07/16/21	USD	65.00	USD	3,329	(18,120)
Alignment Healthcare, Inc.	490	07/16/21	USD	30.00	USD	1,145	(24,500)
Allakos, Inc.	343	07/16/21	USD	115.00	USD	2,928	(171,500)
Alnylam Pharmaceuticals, Inc.	428	07/16/21	USD	150.00	USD	7,255	(933,040)
Amedisys, Inc.	346	07/16/21	USD	270.00	USD	8,475	(38,060)
Apellis Pharmaceuticals, Inc.	239	07/16/21	USD	55.00	USD	1,510	(209,125)
Applied Molecular Transport, Inc.	220	07/16/21	USD	55.00	USD	1,006	(55,550)
Arcutis Biotherapeutics, Inc.	107	07/16/21	USD	30.00	USD	292	(5,083)
Arena Pharmaceuticals, Inc.	387	07/16/21	USD	65.00	USD	2,639	(161,572)
Argenx SE, ADR	177	07/16/21	USD	290.00	USD	5,329	(306,210)
Arrowhead Pharmaceuticals, Inc.	130	07/16/21	USD	80.00	USD	1,077	(80,600)
Avantor, Inc.	1,107	07/16/21	USD	32.50	USD	3,931	(348,705)
Berkeley Lights, Inc.	391	07/16/21	USD	45.00	USD	1,752	(78,200)
Biohaven Pharmaceutical Holding Co.	90	07/16/21	USD	80.00	USD	874	(159,300)
Biohaven Pharmaceutical Holding Co. Ltd.	117	07/16/21	USD	95.00	USD	1,136	(72,540)
BioMarin Pharmaceutical, Inc.	319	07/16/21	USD	85.00	USD	2,662	(38,280)
Blueprint Medicines Corp.	221	07/16/21	USD	100.00	USD	1,944	(17,680)
Bruker Corp.	648	07/16/21	USD	70.00	USD	4,924	(392,040)
Butterfly Network, Inc.	731	07/16/21	USD	15.00	USD	1,058	(42,033)
Cardiovascular Systems, Inc.	230	07/16/21	USD	40.00	USD	981	(74,175)
CareDx, Inc.	182	07/16/21	USD	80.00	USD	1,666	(221,130)
Centene Corp.	312	07/16/21	USD	75.00	USD	2,275	(19,500)
Certara, Inc.	93	07/16/21	USD	30.00	USD	263	(8,370)
Charles River Laboratories International, Inc.	126	07/16/21	USD	330.00	USD	4,661	(509,040)

S C H E D U L E O F I N V E S T M E N T S	87

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Chemed Corp.	70	07/16/21	USD	510.00	USD	3,322	$(35,000)
Cooper Cos., Inc.	91	07/16/21	USD	390.00	USD	3,606	(84,630)
Cytokinetics, Inc.	431	07/16/21	USD	28.00	USD	853	(64,650)
Deciphera Pharmaceuticals, Inc.	240	07/16/21	USD	40.00	USD	879	(12,600)
DexCom, Inc.	174	07/16/21	USD	410.00	USD	7,430	(368,880)
Dicerna Pharmaceuticals, Inc.	549	07/16/21	USD	30.00	USD	2,049	(417,240)
Enanta Pharmaceuticals, Inc.	208	07/16/21	USD	50.00	USD	915	(11,440)
Encompass Health Corp.	649	07/16/21	USD	90.00	USD	5,064	(16,225)
Encompass Health Corp.	560	07/16/21	USD	85.00	USD	4,370	(16,800)
Genmab A/S	937	07/16/21	USD	40.00	USD	3,826	(234,250)
Global Blood Therapeutics, Inc.	563	07/16/21	USD	40.00	USD	1,972	(15,483)
Global Blood Therapeutics, Inc.	267	07/16/21	USD	45.00	USD	935	(2,003)
Guardant Health, Inc.	250	07/16/21	USD	130.00	USD	3,105	(50,625)
Hill-Rom Holdings, Inc.	252	07/16/21	USD	115.00	USD	2,862	(28,980)
Horizon Pharma PLC	486	07/16/21	USD	100.00	USD	4,551	(54,675)
Insmed, Inc.	194	07/16/21	USD	32.00	USD	552	(6,305)
Insulet Corp.	117	07/16/21	USD	260.00	USD	3,212	(228,735)
Intuitive Surgical, Inc.	76	07/16/21	USD	870.00	USD	6,989	(411,920)
IQVIA Holdings, Inc.	146	07/16/21	USD	250.00	USD	3,538	(18,250)
Kadmon Holdings, Inc.	17	07/16/21	USD	5.00	USD	7	(298)
Kodiak Sciences, Inc.	135	07/16/21	USD	90.00	USD	1,256	(93,825)
Krystal Biotech, Inc.	336	07/16/21	USD	75.00	USD	2,285	(79,800)
Kymera Therapeutics, Inc.	1,062	07/16/21	USD	55.00	USD	5,151	(191,160)
LHC Group, Inc.	230	07/16/21	USD	210.00	USD	4,606	(32,775)
Marinus Pharmaceuticals, Inc.	200	07/16/21	USD	18.00	USD	359	(17,000)
Marinus Pharmaceuticals, Inc.	460	07/16/21	USD	16.00	USD	825	(123,050)
Masimo Corp.	475	07/16/21	USD	218.00	USD	11,516	(1,152,357)
Mirati Therapeutics, Inc.	146	07/16/21	USD	175.00	USD	2,358	(19,710)
Natera, Inc.	254	07/16/21	USD	110.00	USD	2,884	(171,450)
Natera, Inc.	270	07/16/21	USD	105.00	USD	3,065	(274,050)
Nevro Corp.	353	07/16/21	USD	155.00	USD	5,852	(430,660)
Nkarta, Inc.	243	07/16/21	USD	30.00	USD	770	(121,500)
Novocure Ltd.	77	07/16/21	USD	200.00	USD	1,708	(182,875)
NuVasive, Inc.	201	07/16/21	USD	75.00	USD	1,362	(84,420)
Oak Street Health, Inc.	1,664	07/16/21	USD	70.00	USD	9,746	(24,960)
Penumbra, Inc.	60	07/16/21	USD	290.00	USD	1,644	(20,100)
PMV Pharmaceuticals, Inc.	485	07/16/21	USD	40.00	USD	1,657	(138,225)
Prothena Corp. PLC	279	07/16/21	USD	26.00	USD	1,434	(722,610)
Prothena Corp. PLC	781	07/16/21	USD	55.00	USD	4,015	(208,917)
PTC Therapeutics, Inc.	301	07/16/21	USD	50.00	USD	1,272	(4,515)
Rapt Therapeutics, Inc.	147	07/16/21	USD	25.00	USD	467	(103,635)
Relmada Therapeutics, Inc.	453	07/16/21	USD	45.00	USD	1,450	(29,445)
ResMed, Inc.	448	07/16/21	USD	200.00	USD	11,044	(2,094,400)
Revolution Medicines, Inc.	192	07/16/21	USD	40.00	USD	609	(19,200)
Rubius Therapeutics, Inc.	497	07/16/21	USD	35.00	USD	1,213	(14,910)
Sarepta Therapeutics, Inc.	13	07/16/21	USD	90.00	USD	101	(650)
Sarepta Therapeutics, Inc.	176	07/16/21	USD	95.00	USD	1,368	(7,040)
Seagen, Inc.	791	07/16/21	USD	160.00	USD	12,488	(237,300)
SI-BONE, Inc.	167	07/16/21	USD	35.00	USD	526	(16,283)
Silk Road Medical, Inc.	382	07/16/21	USD	50.00	USD	1,828	(90,725)
STERIS PLC	199	07/16/21	USD	190.00	USD	4,105	(316,410)
Stoke Therapeutics, Inc.	92	07/16/21	USD	40.00	USD	310	(46,000)
Tandem Diabetes Care, Inc.	145	07/16/21	USD	95.00	USD	1,412	(57,275)
TCR2 Therapeutics, Inc.	342	07/16/21	USD	22.50	USD	561	(25,650)
Teladoc Health, Inc.	171	07/16/21	USD	165.00	USD	2,844	(112,005)
Teleflex, Inc.	149	07/16/21	USD	420.00	USD	5,987	(70,030)
Translate Bio, Inc.	279	07/16/21	USD	25.00	USD	768	(90,675)
United Therapeutics Corp.	86	07/16/21	USD	195.00	USD	1,543	(9,030)
Zai Lab Ltd.	197	07/16/21	USD	170.00	USD	3,487	(222,610)
Zentalis Pharmaceuticals, Inc.	333	07/16/21	USD	60.00	USD	1,772	(166,500)
Zimmer Biomet Holdings, Inc.	390	07/16/21	USD	170.00	USD	6,272	(13,650)
Zymeworks, Inc.	396	07/16/21	USD	35.00	USD	1,374	(109,890)

88	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Arcutis Biotherapeutics, Inc.	615	07/21/21	USD	30.00	USD	1,678	$(34,991)
Cardinal Health, Inc.	432	07/23/21	USD	60.50	USD	2,466	(22,680)
Centene Corp.	220	07/23/21	USD	72.00	USD	1,604	(52,250)
Edwards Lifesciences Corp.	104	07/23/21	USD	102.00	USD	1,077	(33,280)
Humana, Inc.	45	07/23/21	USD	447.50	USD	1,992	(31,050)
Illumina, Inc.	63	07/23/21	USD	450.00	USD	2,981	(180,180)
Tandem Diabetes Care, Inc.	106	07/23/21	USD	95.00	USD	1,032	(48,230)
Teladoc Health, Inc.	231	07/23/21	USD	167.50	USD	3,841	(147,262)
Global Blood Therapeutics, Inc.	354	07/29/21	USD	43.00	USD	1,240	(17,358)
Cardinal Health, Inc.	868	07/30/21	USD	59.50	USD	4,955	(49,910)
Centene Corp.	450	07/30/21	USD	72.50	USD	3,282	(123,750)
Humana, Inc.	79	07/30/21	USD	435.00	USD	3,497	(143,385)
Illumina, Inc.	39	07/30/21	USD	465.00	USD	1,846	(83,655)
Intuitive Surgical, Inc.	31	07/30/21	USD	900.00	USD	2,851	(123,845)
Nektar Therapeutics	500	07/30/21	USD	18.50	USD	858	(52,500)
Edwards Lifesciences Corp.	425	08/06/21	USD	106.00	USD	4,402	(113,687)
Intuitive Surgical, Inc.	29	08/06/21	USD	925.00	USD	2,667	(82,070)
Pulmonx Corp.	137	08/06/21	USD	43.25	USD	604	(44,405)
Zai Lab Ltd.	370	08/06/21	USD	169.75	USD	6,549	(561,397)
Bridgebio Pharma, Inc.	452	08/10/21	USD	64.86	USD	2,755	(107,991)
Amedisys, Inc.	328	08/13/21	USD	267.00	USD	8,034	(171,697)
Acceleron Pharma, Inc.	918	08/20/21	USD	140.00	USD	11,520	(284,580)
Agilon Health, Inc.	424	08/20/21	USD	39.50	USD	1,720	(144,322)
Agios Pharmaceuticals, Inc.	686	08/20/21	USD	65.00	USD	3,781	(56,595)
Alcon AG	702	08/20/21	USD	72.50	USD	4,932	(115,830)
Alignment Healthcare, Inc.	34	08/20/21	USD	30.00	USD	79	(2,210)
Alignment Healthcare, Inc.	525	08/20/21	USD	35.00	USD	1,227	(39,375)
Allakos, Inc.	343	08/20/21	USD	105.00	USD	2,928	(73,745)
Alnylam Pharmaceuticals, Inc.	382	08/20/21	USD	170.00	USD	6,476	(530,980)
Alx Oncology Holdings Inc.	220	08/20/21	USD	70.00	USD	1,203	(57,200)
Apellis Pharmaceuticals, Inc.	258	08/20/21	USD	63.50	USD	1,631	(132,938)
Applied Molecular Transport, Inc.	250	08/20/21	USD	50.00	USD	1,144	(112,500)
Arcutis Biotherapeutics, Inc.	507	08/20/21	USD	30.00	USD	1,384	(128,017)
Argenx SE, ADR	177	08/20/21	USD	320.00	USD	5,329	(213,285)
Arrowhead Pharmaceuticals, Inc.	120	08/20/21	USD	95.00	USD	994	(49,200)
Avantor, Inc.	1,133	08/20/21	USD	35.00	USD	4,023	(237,930)
Beam Therapeutics, Inc.	110	08/20/21	USD	95.00	USD	1,416	(421,300)
Berkeley Lights, Inc.	300	08/20/21	USD	50.00	USD	1,344	(66,750)
Biohaven Pharmaceutical Holding Co. Ltd.	151	08/20/21	USD	105.25	USD	1,466	(78,941)
Bridgebio Pharma, Inc.	199	08/20/21	USD	65.00	USD	1,213	(55,222)
C4 Therapeutics, Inc.	424	08/20/21	USD	40.00	USD	1,604	(167,480)
Cardiovascular Systems, Inc.	263	08/20/21	USD	45.00	USD	1,122	(49,312)
CareDx, Inc.	480	08/20/21	USD	92.50	USD	4,393	(377,919)
Certara, Inc.	116	08/20/21	USD	30.00	USD	329	(17,690)
Charles River Laboratories International, Inc.	140	08/20/21	USD	360.00	USD	5,179	(306,600)
Cooper Cos., Inc.	91	08/20/21	USD	400.00	USD	3,606	(84,630)
Cytokinetics, Inc.	419	08/20/21	USD	30.00	USD	829	(95,322)
Dicerna Pharmaceuticals, Inc.	621	08/20/21	USD	37.75	USD	2,318	(161,849)
Fate Therapeutics, Inc.	75	08/20/21	USD	95.00	USD	651	(45,750)
Fate Therapeutics, Inc.	93	08/20/21	USD	100.00	USD	807	(39,990)
Genmab A/S	475	08/20/21	USD	45.00	USD	1,939	(39,188)
Hill-Rom Holdings, Inc.	175	08/20/21	USD	120.00	USD	1,988	(38,938)
Horizon Pharma PLC	200	08/20/21	USD	95.00	USD	1,873	(112,000)
Insmed, Inc.	194	08/20/21	USD	33.00	USD	552	(50,925)
Insulet Corp.	300	08/20/21	USD	300.00	USD	8,235	(282,000)
IQVIA Holdings, Inc.	274	08/20/21	USD	250.00	USD	6,640	(158,920)
LHC Group, Inc.	230	08/20/21	USD	210.01	USD	4,606	(105,621)
Masimo Corp.	168	08/20/21	USD	245.00	USD	4,073	(160,440)
Mirati Therapeutics, Inc.	146	08/20/21	USD	180.00	USD	2,358	(65,335)
Nevro Corp.	376	08/20/21	USD	175.00	USD	6,234	(235,000)
Nkarta, Inc.	25	08/20/21	USD	35.00	USD	79	(10,000)
NuVasive, Inc.	200	08/20/21	USD	70.25	USD	1,356	(97,677)

S C H E D U L E O F I N V E S T M E N T S	89

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
Oak Street Health, Inc.	665	08/20/21	USD	60.00	USD	3,895	$(184,537)
Penumbra, Inc.	125	08/20/21	USD	310.00	USD	3,426	(90,625)
Pulmonx Corp.	94	08/20/21	USD	50.00	USD	415	(16,920)
Rapt Therapeutics, Inc.	405	08/20/21	USD	35.00	USD	1,287	(114,412)
Relmada Therapeutics, Inc.	300	08/20/21	USD	35.00	USD	960	(144,000)
ResMed, Inc.	166	08/20/21	USD	240.00	USD	4,092	(248,170)
Revolution Medicines, Inc.	110	08/20/21	USD	40.00	USD	349	(53,900)
Seagen, Inc.	800	08/20/21	USD	170.00	USD	12,630	(364,000)
Silk Road Medical, Inc.	252	08/20/21	USD	55.00	USD	1,206	(57,330)
STERIS PLC	208	08/20/21	USD	210.00	USD	4,291	(95,680)
Stoke Therapeutics, Inc.	310	08/20/21	USD	40.00	USD	1,043	(93,000)
Tandem Diabetes Care, Inc.	190	08/20/21	USD	90.00	USD	1,851	(194,750)
Teleflex, Inc.	272	08/20/21	USD	430.00	USD	10,929	(178,160)
Translate Bio, Inc.	279	08/20/21	USD	25.00	USD	768	(152,055)
United Therapeutics Corp.	86	08/20/21	USD	200.00	USD	1,543	(21,930)
Zentalis Pharmaceuticals, Inc.	330	08/20/21	USD	60.00	USD	1,756	(87,450)
Zymeworks, Inc.	340	08/20/21	USD	40.00	USD	1,179	(75,650)
LHC Group, Inc.	263	09/17/21	USD	220.00	USD	5,267	(130,185)

							$(25,468,688)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call
Mersana Therapeutics, Inc.	Morgan Stanley & Co. International PLC	96,950	07/02/21	USD	15.42	USD	1,317	$(1)
Convatec Group PLC	Barclays Bank PLC	500,000	07/07/21	GBP	2.39	GBP	1,203	(20,065)
GN Store Nord A/S	UBS AG	48,300	07/07/21	DKK	523.99	DKK	26,489	(194,039)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	582,000	07/07/21	HKD	35.52	HKD	19,746	(17,619)
Jinxin Fertility Group Ltd.	JPMorgan Chase Bank N.A.	1,200,000	07/07/21	HKD	21.32	HKD	23,483	(29,161)
Pulmonx Corp.	JPMorgan Chase Bank N.A.	9,400	07/07/21	USD	44.80	USD	415	(8,685)
Avidity Biosciences, Inc.	Credit Suisse International	25,800	07/08/21	USD	21.77	USD	638	(81,373)
Gerresheimer AG	Credit Suisse International	19,000	07/08/21	EUR	95.89	EUR	1,772	(11,710)
Sonova Holding AG, Registered Shares	UBS AG	10,200	07/08/21	CHF	315.93	CHF	3,555	(359,261)
Berkeley Lights, Inc.	Credit Suisse International	30,000	07/09/21	USD	51.00	USD	1,344	(6,216)
Sotera Health Co.	Credit Suisse International	50,000	07/09/21	USD	22.92	USD	1,212	(72,209)
Amplifon	UBS AG	25,600	07/14/21	EUR	39.80	EUR	1,067	(66,581)
Arcutis Biotherapeutics, Inc.	JPMorgan Chase Bank N.A.	20,200	07/14/21	USD	33.00	USD	551	(1,264)
Eisai Ltd.	JPMorgan Chase Bank N.A.	36,700	07/14/21	JPY	7,073.29	JPY	400,695	(1,272,782)
Lonza Group AG	Morgan Stanley & Co. International PLC	1,100	07/14/21	CHF	602.55	CHF	722	(64,126)
Privia Health Group, Inc.	Citibank N.A.	41,100	07/14/21	USD	41.74	USD	1,824	(163,994)
Alcon AG	Credit Suisse International	78,700	07/15/21	USD	71.76	USD	5,529	(34,794)
Amplifon	UBS AG	52,000	07/15/21	EUR	39.69	EUR	2,168	(141,431)
Genmab A/S	Morgan Stanley & Co. International PLC	17,200	07/15/21	DKK	2,504.07	DKK	44,197	(279,256)
Jinxin Fertility Group Ltd.	JPMorgan Chase Bank N.A.	1,334,000	07/15/21	HKD	23.22	HKD	26,105	(20,969)
Lonza Group AG	UBS AG	2,900	07/15/21	CHF	601.19	CHF	1,902	(173,495)
Straumann Holding AG, Registered Shares	UBS AG	4,000	07/15/21	CHF	1,446.27	CHF	5,903	(186,283)
UCB SA	Credit Suisse International	38,100	07/15/21	EUR	76.73	EUR	3,365	(523,839)
Mersana Therapeutics, Inc.	Morgan Stanley & Co. International PLC	96,950	07/16/21	USD	15.42	USD	1,317	(6,985)
Avidity Biosciences, Inc.	JPMorgan Chase Bank N.A.	35,000	07/20/21	USD	24.95	USD	865	(62,085)
Genmab A/S	Morgan Stanley & Co. International PLC	17,200	07/20/21	DKK	2,504.07	DKK	44,197	(302,472)
Gerresheimer AG	Morgan Stanley & Co. International PLC	26,600	07/20/21	EUR	92.67	EUR	2,481	(90,744)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	484,000	07/20/21	HKD	35.86	HKD	16,421	(34,277)
Merck Kgaa	Goldman Sachs International	30,800	07/20/21	EUR	158.81	EUR	4,984	(175,486)
Rede Dor Sao Luiz SA	Credit Suisse International	260,800	07/20/21	USD	70.74	USD	18,003	(69,892)
Jinxin Fertility Group Ltd.	Goldman Sachs International	1,272,000	07/27/21	HKD	20.31	HKD	24,892	(172,447)
Wuxi Apptec Ltd., Class H	Citibank N.A.	282,000	07/27/21	HKD	173.36	HKD	51,107	(469,582)
Wuxi Biologics Cayman Inc.	Goldman Sachs International	710,000	07/27/21	HKD	124.28	HKD	100,938	(1,729,281)
Alcon AG	Credit Suisse International	78,700	07/28/21	USD	72.46	USD	5,529	(64,402)
Marinus Pharmaceuticals, Inc.	JPMorgan Chase Bank N.A.	33,000	07/28/21	USD	18.29	USD	592	(56,949)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	766,000	07/29/21	HKD	33.72	HKD	25,988	(158,205)

90	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Lonza Group AG	UBS AG	6,400	07/29/21	CHF	680.01	CHF	4,198	$(40,711)
Straumann Holding AG, Registered Shares	UBS AG	3,300	07/29/21	CHF	1,447.15	CHF	4,870	(190,480)
UCB SA	Morgan Stanley & Co. International PLC	22,400	07/29/21	EUR	86.75	EUR	1,978	(86,273)
SI-BONE, Inc.	JPMorgan Chase Bank N.A.	30,000	07/30/21	USD	31.90	USD	944	(39,697)
Zimmer Biomet Holdings, Inc.	Barclays Bank PLC	51,200	08/03/21	USD	161.29	USD	8,234	(246,810)
Amplifon	Morgan Stanley & Co. International PLC	111,300	08/04/21	EUR	41.31	EUR	4,641	(227,909)
Convatec Group PLC	Goldman Sachs International	545,000	08/04/21	GBP	2.43	GBP	1,311	(28,701)
Demant	Goldman Sachs International	84,200	08/04/21	DKK	356.70	DKK	29,757	(146,246)
Hansoh Pharmaceutical Group Co. Ltd.	Morgan Stanley & Co. International PLC	452,000	08/04/21	HKD	34.65	HKD	15,335	(76,656)
Jinxin Fertility Group Ltd.	JPMorgan Chase Bank N.A.	1,100,000	08/04/21	HKD	18.84	HKD	21,526	(271,405)
Sonova Holding AG, Registered Shares	Morgan Stanley & Co. International PLC	13,700	08/04/21	CHF	345.36	CHF	4,774	(163,921)
Akeso Inc.	JPMorgan Chase Bank N.A.	560,000	08/05/21	HKD	67.94	HKD	35,067	(176,528)
Eisai Co. Ltd.	Goldman Sachs International	35,700	08/05/21	JPY	12,740.00	JPY	389,776	(3,127)
Genetron Holdings Ltd., ADR	Bank of America N.A.	50,000	08/05/21	USD	21.81	USD	1,007	(31,600)
GN Store Nord A/S	JPMorgan Chase Bank N.A.	42,200	08/05/21	DKK	560.26	DKK	23,143	(82,758)
Morphic Holding, Inc.	Citibank N.A.	14,700	08/05/21	USD	62.17	USD	844	(21,915)
TCR2 Therapeutics, Inc.	Barclays Bank PLC	32,500	08/05/21	USD	20.34	USD	533	(18,078)
Teladoc Health, Inc.	Morgan Stanley & Co. LLC	11,300	08/06/21	USD	177.50	USD	1,879	(72,037)
Avidity Biosciences, Inc.	Bank of America N.A.	25,800	08/09/21	USD	26.09	USD	638	(28,241)
Genmab A/S	Citibank N.A.	84,900	08/10/21	USD	41.88	USD	3,466	(99,961)
C4 Therapeutics, Inc.	JPMorgan Chase Bank N.A.	35,500	08/11/21	USD	41.30	USD	1,343	(39,050)
Convatec Group PLC	UBS AG	319,000	08/11/21	GBP	2.40	GBP	768	(26,084)
Demant	UBS AG	60,000	08/11/21	DKK	361.82	DKK	21,205	(94,722)
Hansoh Pharmaceutical Group Co. Ltd.	JPMorgan Chase Bank N.A.	434,000	08/11/21	HKD	36.70	HKD	14,724	(44,226)
Jinxin Fertility Group Ltd.	Morgan Stanley & Co. International PLC	794,000	08/11/21	HKD	21.79	HKD	15,538	(88,175)
Morphic Holding, Inc.	Citibank N.A.	14,700	08/11/21	USD	62.17	USD	844	(25,311)
Straumann Holding AG, Registered Shares	Morgan Stanley & Co. International PLC	3,600	08/11/21	CHF	1,509.09	CHF	5,313	(118,909)
UCB SA	JPMorgan Chase Bank N.A.	46,000	08/11/21	EUR	85.82	EUR	4,063	(96,375)
Wuxi Apptec Ltd., Class H	JPMorgan Chase Bank N.A.	300,000	08/11/21	HKD	188.75	HKD	54,369	(306,024)
Wuxi Biologics Cayman Inc.	Morgan Stanley & Co. International PLC	450,000	08/11/21	HKD	148.52	HKD	63,975	(395,751)
Akeso Inc.	JPMorgan Chase Bank N.A.	222,000	08/12/21	HKD	68.11	HKD	13,901	(82,133)
Keros Therapeutics, Inc.	Citibank N.A.	31,000	08/12/21	USD	45.53	USD	1,317	(62,921)
Oak Street Health, Inc.	Citibank N.A.	138,000	08/12/21	USD	66.58	USD	8,083	(160,105)
Genetron Holdings Ltd., ADR	Bank of America N.A.	50,000	08/17/21	USD	21.81	USD	1,007	(67,275)
Genmab A/S	Morgan Stanley & Co. International PLC	14,600	08/18/21	DKK	2,620.83	DKK	37,516	(163,577)
Wuxi Apptec Ltd., Class H	JPMorgan Chase Bank N.A.	256,300	08/18/21	HKD	193.99	HKD	46,449	(170,565)
Guardant Health, Inc.	JPMorgan Chase Bank N.A.	17,100	08/20/21	USD	126.56	USD	2,124	(113,094)
Genmab A/S	Morgan Stanley & Co. International PLC	14,600	08/25/21	DKK	2,620.67	DKK	37,516	(177,733)

								$(11,407,044)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$5,379,879	$(15,778,302)	$(36,875,732)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$36,875,732	$—	$—	$—	$36,875,732

S C H E D U L E O F I N V E S T M E N T S	91

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(11,593,593)	$—	$—	$—	$(11,593,593)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$5,317,215	$—	$—	$—	$5,317,215

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$29,355,573
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$36,875,732

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	36,875,732

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(25,468,688)

Total derivative assets and liabilities subject to an MNA	$—	$11,407,044

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities (b)
Bank of America N.A.	$127,116	$—	$—	$—	$127,116
Barclays Bank PLC	284,953	—	(284,953)	—	—
Citibank N.A.	1,003,789	—	(1,003,789)	(20,000)	(20,000)
Credit Suisse International	864,435	—	(497,352)	—	367,083
Goldman Sachs International	2,255,288	—	(1,890,887)	(364,401)	—
JPMorgan Chase Bank N.A.	3,083,851	—	(3,083,851)	—	—
Morgan Stanley & Co. International PLC	2,242,488	—	(2,242,488)	(16,000)	(16,000)
Morgan Stanley & Co. LLC	72,037	—	—	—	72,037
UBS AG	1,473,087	—	(777,587)	—	695,500

	$11,407,044	$—	$(9,780,907)	$(400,401)	$1,225,736

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

92	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Biotechnology	$911,507,122	$321,685,397	$—	$1,233,192,519
Diversified Financial Services	49,402,615	—	—	49,402,615
Electronic Equipment, Instruments & Components	10,946,255	—	—	10,946,255
Health Care Equipment & Supplies	647,666,934	171,363,341	—	819,030,275
Health Care Providers & Services	389,640,291	122,755,421	—	512,395,712
Health Care Technology	51,636,614	—	—	51,636,614
Internet & Direct Marketing Retail	—	23,818,340	—	23,818,340
Life Sciences Tools & Services	174,547,811	183,903,269	—	358,451,080
Pharmaceuticals	21,960,876	126,494,517	—	148,455,393
Preferred Securities
Preferred Stocks	—	—	258,465,494	258,465,494
Warrants	3,456,810	—	—	3,456,810

	$2,260,765,328	$950,020,285	$258,465,494	3,469,251,107

Investments Valued at NAV(a)				6,245,032

				$3,475,496,139

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(22,279,225)	$(14,596,507)	$—	$(36,875,732)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2020	$28,744,832	$112,069,329	$140,814,161
Transfers into Level 3	—	—	—
Transfers out of Level 3(a)	(3,884,625)	(31,063,087)	(34,947,712)
Other(b)	(24,860,207)	24,860,207	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(c)(d)	—	19,664,669	19,664,669
Purchases	—	147,514,376	147,514,376
Sales	—	(14,580,000)	(14,580,000)

Closing balance, as of June 30, 2021	$—	$258,465,494	$258,465,494

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(d)	$—	$19,664,919	$19,664,919

(a)

As of December 31, 2020, the Trust used significant unobservable inputs in determining the value of certain investments. As of June 30, 2021, the Trust used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

(b)	Certain Level 3 investments were re-classified between Common Stocks and Preferred Stocks.
(c)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(d)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end. The table does not include Level 3 investments with values

S C H E D U L E O F I N V E S T M E N T S	93

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Health Sciences Trust II (BMEZ)

based upon unadjusted third party pricing information in the amount of $6,538,179. A significant change in the third party information could result in a significantly lower or higher value of such Level 3 investments.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Preferred Stocks(b)	$251,927,315	Market	Revenue Multiple	6.60x		—
			EBITDA Multiple	11.00x		—
			Volatility	80% - 82%		81%
			Time to Exit	2.0 - 3.0		2.6
			Market Adjustment Multiple	0.95x - 1.10x		0.99x
			Recent Transactions	—		—

	$251,927,315

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $63,507,814 changed to Current Value approach. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

94	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 4.4%
Axon Enterprise, Inc.(a)(b)	874,632	$154,634,938
HEICO Corp.	405,786	56,574,684

		211,209,622

Auto Components — 2.4%
Fox Factory Holding Corp.(b)	731,101	113,803,182

Beverages — 1.2%
Celsius Holdings, Inc.(b)	784,040	59,657,604

Biotechnology(b) — 3.5%
Halozyme Therapeutics, Inc.	1,772,429	80,486,001
Invitae Corp.(c)	1,279,324	43,151,599
Natera, Inc.	389,429	44,211,874

		167,849,474

Building Products — 1.8%
AZEK Co., Inc.(b)	2,075,071	88,107,515

Chemicals — 3.2%
Amyris, Inc.(a)(b)	9,353,069	153,109,739

Diversified Consumer Services — 3.8%
Bright Horizons Family Solutions, Inc.(b)	393,799	57,931,771
Chegg, Inc.(b)(c)	883,286	73,409,899
Ideal Image, Class A, (Acquired 05/05/21, Cost: $50,000,000)(d)(e)	6,224	50,000,000

		181,341,670

Electrical Equipment — 1.9%
Shoals Technologies Group, Inc., Class A(b)	2,604,084	92,444,982

Electronic Equipment, Instruments & Components — 2.2%
908 Devices, Inc.(b)(f)(g)	1,687,470	65,389,463
Halma PLC	1,072,993	39,974,599

		105,364,062

Entertainment — 2.1%
Kahoot! AS(b)	14,891,946	102,091,465

Equity Real Estate Investment Trusts (REITs) — 1.2%
Innovative Industrial Properties, Inc.	143,783	27,465,429
Rexford Industrial Realty, Inc.	496,178	28,257,337

		55,722,766

Food Products(b) — 2.8%
Freshpet, Inc.(a)	731,442	119,195,789
Vital Farms, Inc.	842,467	16,815,641

		136,011,430

Health Care Equipment & Supplies(b) — 7.1%
Eargo, Inc.(f)	2,065,987	82,453,541
Inmode Ltd.	508,987	48,190,889
Masimo Corp.(c)	479,358	116,220,347
Outset Medical, Inc.	1,196,816	59,816,864
Pulmonx Corp.	799,583	35,277,602

		341,959,243

Health Care Providers & Services — 0.9%
Guardant Health, Inc.(b)	357,111	44,349,615

Health Care Technology(b) — 6.8%
Certara, Inc.	2,767,607	78,406,306
Doximity, Inc., Class A	134,838	7,847,572

Security	Shares	Value

Health Care Technology (continued)
Health Catalyst, Inc.(c)	1,625,593	$90,236,668
Phreesia, Inc.(a)	2,414,488	148,008,114

		324,498,660

Hotels, Restaurants & Leisure — 4.4%
Penn National Gaming, Inc.(a)(b)(c)	1,263,250	96,625,992
Planet Fitness, Inc., Class A(b)(c)	854,290	64,285,323
Wingstop, Inc.	324,890	51,212,411

		212,123,726

IT Services(b) — 5.9%
Globant SA	384,189	84,206,545
Marqeta, Inc.(g)	1,351,466	37,935,651
MongoDB, Inc.	189,408	68,474,780
Wix.com Ltd.	317,829	92,259,402

		282,876,378

Life Sciences Tools & Services — 8.6%
10X Genomics, Inc., Class A(b)(c)	696,579	136,404,100
Adaptive Biotechnologies Corp.(b)	115,349	4,713,160
Bio-Techne Corp.(c)	272,619	122,749,431
Olink Holding AB, ADR(b)	828,793	28,527,055
Repligen Corp.(b)	339,630	67,796,941
Seer, Inc.(b)	1,551,639	50,862,726

		411,053,413

Machinery — 1.5%
Chart Industries, Inc.(b)	500,362	73,212,968

Personal Products — 1.6%
Honest Co., Inc.(b)(f)	4,815,961	77,970,408

Road & Rail — 1.0%
Saia, Inc.(b)	231,295	48,453,989

Semiconductors & Semiconductor Equipment — 7.9%
Brooks Automation, Inc.	531,986	50,687,626
Cree, Inc.(b)	357,706	35,030,148
Entegris, Inc.(a)(c)	1,112,238	136,771,907
Lattice Semiconductor Corp.(b)	942,144	52,929,650
Monolithic Power Systems, Inc.(a)	280,564	104,776,626

		380,195,957

Software — 16.8%
8x8, Inc.(b)	845,242	23,463,918
Avalara, Inc.(a)(b)	892,670	144,434,006
Bill.Com Holdings, Inc.(b)	487,752	89,346,411
Blackline, Inc.(b)	504,593	56,146,063
Everbridge, Inc.(b)	159,136	21,655,227
Five9, Inc.(b)	602,725	110,533,738
Lightspeed POS, Inc.(b)	1,586,916	132,819,083
nCino Inc.(b)	1,293,134	77,484,589
Paylocity Holding Corp.(b)	602,034	114,868,087
Q2 Holdings, Inc.(b)	147,420	15,122,344
Snorkel Al, Inc., (Acquired 06/30/21, Cost: $2,999,997)(d)(e)	199,738	3,269,711
Vonage Holdings Corp.(b)	1,359,054	19,583,968

		808,727,145

S C H E D U L E O F I N V E S T M E N T S	95

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Specialty Retail(b) — 4.5%
Leslie’s Inc.	2,632,664	$72,371,933
Vroom Inc.(a)(c)	3,463,203	144,969,678

		217,341,611

Total Common Stocks — 97.5% (Cost: $4,671,171,784)		4,689,476,624

Preferred Securities

Preferred Stocks — 4.0%(d)(e)

Aerospace & Defense — 1.1%
Relativity Space, Inc., Series E, (Acquired 05/27/21, Cost: $50,000,009)	2,189,612	49,988,842

Capital Markets — 1.1%
The Production Board LLC, Series A, (Acquired 06/04/21, Cost: $50,000,001)	16,666,667	50,000,001

Food Products — 0.8%
Motif Food Works, Inc., Series B, (Acquired 06/08/21, Cost: $39,999,986)	1,972,240	39,999,985

Semiconductors & Semiconductor Equipment — 0.8%
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $39,999,990)	1,525,192	40,005,786

Software — 0.2%
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $10,999,994)	732,373	10,999,993

Total Preferred Stocks — 4.0%		190,994,607

Total Preferred Securities — 4.0% (Cost: $190,999,980)		190,994,607

Total Long-Term Investments — 101.5% (Cost: $4,862,171,764)		4,880,471,231

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(f)(h)	6,081,460	$6,081,460
SL Liquidity Series, LLC, Money Market Series, 0.13%(f)(h)	796,714	796,953

Total Short-Term Securities — 0.1% (Cost: $6,878,413)		6,878,413

Total Investments Before Options Written — 101.6% (Cost: $4,869,050,177)		4,887,349,644

Options Written — (1.4)% (Premiums Received: $(43,810,527))		(68,185,597)

Total Investments, Net of Options Written — 100.2% (Cost: $4,825,239,650)		4,819,164,047

Liabilities in Excess of Other Assets — (0.2)%		(8,135,536)

Net Assets — 100.0%		$4,811,028,511

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $244,264,318, representing 5.1% of its net assets as of period end, and an original cost of $243,999,977.

(f)	Affiliate of the Trust.
(g)	All or a portion of this security is on loan.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the period ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 03/29/21(a)	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
908 Devices, Inc.	$—	$83,484,668		$—	$—	$(18,095,205)	$65,389,463	1,687,470	$—		$—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	6,081,460	(b)	—	—	—	6,081,460	6,081,460	42,766		—
Eargo, Inc.	—	99,231,391		—	—	(16,777,850)	82,453,541	2,065,987	—		—
Honest Co., Inc.	—	77,055,376		—	—	915,033	77,970,409	4,815,961	—		—
iShares Russell 2000 Growth ETF(c)	—	214,699,815		(212,175,613)	(2,524,202)	—	—	—	—		—
iShares Russell Mid-Cap Growth ETF(c)	—	211,658,254		(226,065,994)	14,407,740	—	—	—	—		—
SL Liquidity Series, LLC, Money Market Series	—	796,953	(b)	—	—	—	796,953	796,714	61,662	(d)	—

					$11,883,538	$(33,958,022)	$232,691,826		$104,428		$—

(a)	Commencement of operations.
(b)	Represents net amount purchased (sold).
(c)	As of period end, the entity is no longer held.
(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

96	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Globant SA	163	07/01/21	USD	231.00	USD	3,573	$(18)
MongoDB, Inc.	202	07/02/21	USD	320.00	USD	7,303	(856,480)
Phreesia, Inc.	650	07/06/21	USD	50.00	USD	3,985	(746,197)
Guardant Health, Inc.	451	07/07/21	USD	140.00	USD	5,601	(7,723)
Leslie’s Inc.	568	07/07/21	USD	30.50	USD	1,561	(5,695)
8x8, Inc.	679	07/09/21	USD	24.00	USD	1,885	(261,415)
Chegg, Inc.	474	07/09/21	USD	82.51	USD	3,939	(104,916)
Vonage Holdings Corp.	2,740	07/12/21	USD	14.15	USD	3,948	(160,991)
Phreesia, Inc.	850	07/13/21	USD	49.00	USD	5,211	(1,098,319)
Leslie’s Inc.	568	07/14/21	USD	32.00	USD	1,561	(7,407)
10X Genomics, Inc., Class A	235	07/16/21	USD	175.00	USD	4,602	(534,625)
10X Genomics, Inc., Class A	361	07/16/21	USD	200.00	USD	7,069	(176,890)
Adaptive Biotechnologies Corp.	90	07/16/21	USD	45.00	USD	368	(5,625)
Amyris, Inc.	1,500	07/16/21	USD	18.50	USD	2,456	(48,750)
Axon Enterprise, Inc.	871	07/16/21	USD	155.00	USD	15,399	(1,903,135)
AZEK Co., Inc.	817	07/16/21	USD	45.00	USD	3,469	(20,425)
Bill.Com Holdings, Inc.	293	07/16/21	USD	165.00	USD	5,367	(588,930)
Bio-Techne Corp.	207	07/16/21	USD	450.00	USD	9,320	(185,265)
Bio-Techne Corp.	128	07/16/21	USD	430.00	USD	5,763	(291,200)
Blackline, Inc.	501	07/16/21	USD	110.00	USD	5,575	(180,360)
Bright Horizons Family Solutions, Inc.	424	07/16/21	USD	144.01	USD	6,237	(236,219)
Brooks Automation, Inc.	642	07/16/21	USD	110.00	USD	6,117	(17,655)
Brooks Automation, Inc.	214	07/16/21	USD	100.00	USD	2,039	(33,170)
Celsius Holdings, Inc.	840	07/16/21	USD	70.00	USD	6,392	(655,200)
Celsius Holdings, Inc.	843	07/16/21	USD	65.00	USD	6,414	(1,007,385)
Certara, Inc.	623	07/16/21	USD	30.00	USD	1,765	(56,070)
Chart Industries, Inc.	536	07/16/21	USD	160.00	USD	7,843	(76,380)
Chegg, Inc.	947	07/16/21	USD	95.00	USD	7,871	(14,205)
Chegg, Inc.	474	07/16/21	USD	85.00	USD	3,939	(80,580)
Eargo Inc.	1,422	07/16/21	USD	60.00	USD	5,675	(135,090)
Eargo Inc.	800	07/16/21	USD	50.00	USD	3,193	(60,000)
Everbridge, Inc.	347	07/16/21	USD	125.00	USD	4,722	(423,340)
Five9, Inc.	650	07/16/21	USD	185.00	USD	11,920	(295,750)
Fox Factory Holding Corp.	785	07/16/21	USD	165.00	USD	12,219	(64,762)
Freshpet, Inc.	353	07/16/21	USD	180.00	USD	5,752	(134,140)
Globant SA	130	07/16/21	USD	240.00	USD	2,849	(14,950)
Globant SA	325	07/16/21	USD	232.95	USD	7,123	(55,735)
Guardant Health, Inc.	290	07/16/21	USD	155.00	USD	3,602	(7,975)
Guardant Health, Inc.	310	07/16/21	USD	130.00	USD	3,850	(62,775)
Halozyme Therapeutics, Inc.	1,691	07/16/21	USD	46.00	USD	7,679	(253,650)
Halozyme Therapeutics, Inc.	613	07/16/21	USD	47.00	USD	2,784	(49,040)
Health Catalyst, Inc.	970	07/16/21	USD	60.00	USD	5,384	(36,375)
Health Catalyst, Inc.	1,309	07/16/21	USD	65.00	USD	7,266	(65,450)
HEICO Corp.	265	07/16/21	USD	145.00	USD	3,695	(23,188)
Honest Co., Inc.	2,000	07/16/21	USD	17.50	USD	3,238	(70,000)
Honest Co., Inc.	405	07/16/21	USD	20.00	USD	656	(4,050)
Honest Co., Inc.	1,000	07/16/21	USD	22.50	USD	1,619	(15,000)
Inmode Ltd.	546	07/16/21	USD	85.25	USD	5,170	(553,090)
Innovative Industrial Properties, Inc.	154	07/16/21	USD	195.00	USD	2,942	(46,200)
Invitae Corp.	1,370	07/16/21	USD	35.25	USD	4,621	(145,567)
Lattice Semiconductor Corp.	1,000	07/16/21	USD	52.51	USD	5,618	(472,263)
Leslie’s Inc.	1,000	07/16/21	USD	30.00	USD	2,749	(45,000)
Lightspeed Pos Inc.	1,000	07/16/21	CAD	110.00	CAD	10,375	(155,292)
Lightspeed Pos Inc.	710	07/16/21	CAD	115.00	CAD	7,366	(57,277)
Marqeta, Inc.	4	07/16/21	USD	35.00	USD	11	(60)
Masimo Corp.	515	07/16/21	USD	231.00	USD	12,486	(666,162)
Monolithic Power Systems, Inc.	300	07/16/21	USD	340.01	USD	11,204	(1,043,732)
Natera, Inc.	417	07/16/21	USD	110.00	USD	4,734	(281,475)
Paylocity Holding Corp.	520	07/16/21	USD	185.00	USD	9,922	(465,400)
Phreesia, Inc.	1,327	07/16/21	USD	55.00	USD	8,135	(776,295)

S C H E D U L E O F I N V E S T M E N T S	97

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Phreesia, Inc.	442	07/16/21	USD	50.00	USD	2,709	$(545,870)
Phreesia, Inc.	710	07/16/21	USD	60.00	USD	4,352	(225,425)
Planet Fitness, Inc., Class A	917	07/16/21	USD	82.50	USD	6,900	(18,340)
Repligen Corp.	364	07/16/21	USD	185.01	USD	7,266	(573,006)
Saia, Inc.	230	07/16/21	USD	220.00	USD	4,818	(45,425)
Seer Inc., Class A	1,530	07/16/21	USD	40.00	USD	5,015	(68,850)
Shoals Technologies Group, Inc., Class A	2,000	07/16/21	USD	35.00	USD	7,100	(385,000)
Vital Farms, Inc.	1,521	07/16/21	USD	22.50	USD	3,036	(22,815)
Vonage Holdings Corp.	2,740	07/16/21	USD	14.25	USD	3,948	(138,743)
Vroom Inc.	3,416	07/16/21	USD	50.00	USD	14,299	(25,620)
Wingstop, Inc.	152	07/16/21	USD	145.00	USD	2,396	(199,880)
Wix.Com Ltd.	500	07/16/21	USD	310.00	USD	14,514	(155,000)
8x8, Inc.	1,294	07/23/21	USD	27.00	USD	3,592	(262,035)
Amyris, Inc.	1,000	07/23/21	USD	18.50	USD	1,637	(52,500)
Amyris, Inc.	1,000	07/23/21	USD	19.00	USD	1,637	(45,000)
Cree, Inc.	357	07/23/21	USD	102.00	USD	3,496	(83,895)
Masimo Corp.	510	07/23/21	USD	233.00	USD	12,365	(652,128)
MongoDB, Inc.	201	07/23/21	USD	400.00	USD	7,267	(111,555)
Monolithic Power Systems, Inc.	300	07/23/21	USD	360.50	USD	11,204	(576,652)
Innovative Industrial Properties, Inc.	154	07/27/21	USD	195.23	USD	2,942	(66,412)
10X Genomics, Inc., Class A	354	07/28/21	USD	205.00	USD	6,932	(187,157)
Bright Horizons Family Solutions, Inc.	423	07/28/21	USD	151.00	USD	6,223	(122,568)
Brooks Automation, Inc.	325	07/28/21	USD	101.00	USD	3,097	(72,243)
Five9, Inc.	650	07/28/21	USD	185.06	USD	11,920	(485,638)
Repligen Corp.	364	07/28/21	USD	193.50	USD	7,266	(388,012)
Amyris, Inc.	1,500	07/30/21	USD	19.00	USD	2,456	(123,750)
Cree, Inc.	383	07/30/21	USD	99.00	USD	3,751	(158,945)
Avalara, Inc.	139	08/02/21	USD	165.00	USD	2,249	(86,875)
Invitae Corp.	1,377	08/03/21	USD	29.56	USD	4,645	(678,426)
Shoals Technologies Group, Inc., Class A	1,000	08/03/21	USD	36.00	USD	3,550	(220,785)
Amyris, Inc.	1,088	08/06/21	USD	21.50	USD	1,781	(127,840)
Amyris, Inc.	1,000	08/06/21	USD	19.50	USD	1,637	(120,000)
Cree, Inc.	376	08/06/21	USD	103.00	USD	3,682	(104,340)
Pulmonx Corp.	503	08/06/21	USD	43.25	USD	2,219	(163,033)
Vroom Inc.	3,145	08/06/21	USD	50.01	USD	13,165	(136,830)
Phreesia, Inc.	760	08/10/21	USD	58.00	USD	4,659	(454,344)
Health Catalyst, Inc.	889	08/12/21	USD	60.01	USD	4,935	(212,722)
10X Genomics, Inc., Class A	716	08/20/21	USD	210.00	USD	14,021	(716,000)
8x8, Inc.	663	08/20/21	USD	30.00	USD	1,840	(79,560)
Adaptive Biotechnologies Corp.	90	08/20/21	USD	50.00	USD	368	(18,450)
Amyris, Inc.	2,000	08/20/21	USD	21.00	USD	3,274	(165,000)
Avalara, Inc.	834	08/20/21	USD	150.00	USD	13,494	(1,446,990)
AZEK Co., Inc.	907	08/20/21	USD	45.00	USD	3,851	(117,910)
Bill.Com Holdings, Inc.	610	08/20/21	USD	185.00	USD	11,174	(838,750)
Bio-Techne Corp.	106	08/20/21	USD	450.00	USD	4,773	(219,950)
Bio-Techne Corp.	208	08/20/21	USD	460.00	USD	9,365	(335,920)
Blackline, Inc.	531	08/20/21	USD	115.00	USD	5,908	(265,500)
Bright Horizons Family Solutions, Inc.	382	08/20/21	USD	155.00	USD	5,620	(156,620)
Brooks Automation, Inc.	478	08/20/21	USD	100.00	USD	4,554	(231,830)
Celsius Holdings, Inc.	762	08/20/21	USD	75.00	USD	5,798	(758,190)
Certara, Inc.	2,201	08/20/21	USD	35.00	USD	6,235	(121,055)
Certara, Inc.	116	08/20/21	USD	30.00	USD	329	(17,690)
Chart Industries, Inc.	498	08/20/21	USD	155.00	USD	7,287	(390,930)
Chegg, Inc.	860	08/20/21	USD	85.00	USD	7,147	(412,800)
Eargo Inc.	1,403	08/20/21	USD	45.00	USD	5,599	(375,302)
Entegris, Inc.	1,083	08/20/21	USD	130.00	USD	13,318	(395,295)
Everbridge, Inc.	150	08/20/21	USD	145.00	USD	2,041	(98,250)
Five9, Inc.	283	08/20/21	USD	195.00	USD	5,190	(198,100)
Fox Factory Holding Corp.	711	08/20/21	USD	150.00	USD	11,067	(888,750)
Freshpet, Inc.	250	08/20/21	USD	185.00	USD	4,074	(68,125)
Freshpet, Inc.	900	08/20/21	USD	180.00	USD	14,666	(396,000)
Globant SA	550	08/20/21	USD	240.00	USD	12,055	(299,750)

98	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Health Catalyst, Inc.	1,229	08/20/21	USD	60.00	USD	6,822	$(334,902)
HEICO Corp.	333	08/20/21	USD	150.00	USD	4,643	(51,615)
Honest Co., Inc.	2,018	08/20/21	USD	20.00	USD	3,267	(116,035)
Honest Co., Inc.	1,000	08/20/21	USD	25.00	USD	1,619	(17,500)
Honest Co., Inc.	2,000	08/20/21	USD	17.50	USD	3,238	(220,000)
Inmode Ltd.	546	08/20/21	USD	95.00	USD	5,170	(371,280)
Innovative Industrial Properties, Inc.	140	08/20/21	USD	200.00	USD	2,674	(107,800)
Lattice Semiconductor Corp.	906	08/20/21	USD	55.00	USD	5,090	(434,880)
Leslie’s Inc.	568	08/20/21	USD	35.00	USD	1,561	(32,660)
Leslie’s Inc.	4,888	08/20/21	USD	30.00	USD	13,437	(708,760)
Lightspeed Pos Inc.	1,000	08/20/21	CAD	115.00	CAD	10,375	(417,473)
Lightspeed Pos Inc.	1,500	08/20/21	CAD	120.00	CAD	15,563	(471,926)
Marqeta, Inc.	1,046	08/20/21	USD	35.00	USD	2,936	(70,605)
Masimo Corp.	470	08/20/21	USD	245.00	USD	11,395	(448,850)
MongoDB, Inc.	184	08/20/21	USD	370.00	USD	6,652	(412,160)
Monolithic Power Systems, Inc.	275	08/20/21	USD	370.00	USD	10,270	(624,250)
Natera, Inc.	378	08/20/21	USD	115.00	USD	4,291	(349,650)
nCino Inc.	1,090	08/20/21	USD	75.00	USD	6,531	(49,050)
Paylocity Holding Corp.	200	08/20/21	USD	185.00	USD	3,816	(274,000)
Paylocity Holding Corp.	520	08/20/21	USD	190.00	USD	9,922	(572,000)
Phreesia, Inc.	816	08/20/21	USD	65.00	USD	5,002	(252,960)
Planet Fitness, Inc., Class A	849	08/20/21	USD	80.00	USD	6,389	(208,005)
Pulmonx Corp.	560	08/20/21	USD	50.00	USD	2,471	(100,800)
Q2 Holdings, Inc.	229	08/20/21	USD	110.00	USD	2,349	(63,548)
Repligen Corp.	331	08/20/21	USD	210.00	USD	6,607	(231,700)
Saia, Inc.	197	08/20/21	USD	230.00	USD	4,127	(58,608)
Seer Inc., Class A	874	08/20/21	USD	40.00	USD	2,865	(170,430)
Seer Inc., Class A	203	08/20/21	USD	45.00	USD	665	(21,823)
Shoals Technologies Group, Inc., Class A	2,000	08/20/21	USD	40.00	USD	7,100	(385,000)
Shoals Technologies Group, Inc., Class A	1,000	08/20/21	USD	45.00	USD	3,550	(105,000)
Vital Farms, Inc.	553	08/20/21	USD	22.50	USD	1,104	(41,475)
Vroom Inc.	4,241	08/20/21	USD	45.00	USD	17,753	(922,417)
Wingstop, Inc.	428	08/20/21	USD	165.00	USD	6,747	(271,780)
Wix.Com Ltd.	491	08/20/21	USD	330.00	USD	14,253	(395,255)
Q2 Holdings, Inc.	230	08/24/21	USD	110.01	USD	2,359	(75,900)

							$(42,340,786)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eargo Inc.	JPMorgan Chase Bank N.A.	92,600	07/06/21	USD	41.27	USD	3,696	$(98,492)
Outset Medical, Inc.	Morgan Stanley & Co. International PLC	50,000	07/06/21	USD	44.71	USD	2,499	(265,388)
AZEK Co., Inc.	Bank of America N.A.	100,000	07/07/21	USD	48.96	USD	4,246	(1,030)
Pulmonx Corp.	JPMorgan Chase Bank N.A.	56,000	07/07/21	USD	44.80	USD	2,471	(51,741)
Rexford Industrial Realty, Inc.	Bank of America N.A.	39,900	07/07/21	USD	54.11	USD	2,272	(118,225)
Saia, Inc.	Bank of America N.A.	24,800	07/07/21	USD	247.66	USD	5,195	(7)
Seer Inc., Class A	JPMorgan Chase Bank N.A.	76,600	07/07/21	USD	32.78	USD	2,511	(117,909)
Eargo Inc.	JPMorgan Chase Bank N.A.	92,600	07/08/21	USD	41.27	USD	3,696	(122,025)
Health Catalyst, Inc.	Citibank N.A.	67,300	07/08/21	USD	55.66	USD	3,736	(98,950)
AZEK Co., Inc.	Bank of America N.A.	73,500	07/09/21	USD	48.15	USD	3,121	(1,227)
nCino Inc.	Bank of America N.A.	122,000	07/09/21	USD	61.63	USD	7,310	(118,173)
Axon Enterprise, Inc.	JPMorgan Chase Bank N.A.	94,000	07/12/21	USD	137.61	USD	16,619	(3,699,241)
Avalara, Inc.	Citibank N.A.	45,300	07/13/21	USD	136.58	USD	7,330	(1,145,939)
AZEK Co., Inc.	Barclays Bank PLC	73,500	07/13/21	USD	45.89	USD	3,121	(6,397)
Entegris, Inc.	Bank of America N.A.	119,300	07/14/21	USD	114.29	USD	14,670	(1,139,524)
Halozyme Therapeutics, Inc.	JPMorgan Chase Bank N.A.	170,000	07/14/21	USD	45.24	USD	7,720	(298,114)
nCino Inc.	Citibank N.A.	122,000	07/16/21	USD	56.87	USD	7,310	(493,910)
Rexford Industrial Realty, Inc.	Bank of America N.A.	39,900	07/16/21	USD	53.75	USD	2,272	(141,424)
Five9, Inc.	Barclays Bank PLC	29,600	07/21/21	USD	173.92	USD	5,428	(352,715)

S C H E D U L E O F I N V E S T M E N T S	99

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Planet Fitness, Inc., Class A	Bank of America N.A.	91,600	07/21/21	USD	86.97	USD	6,893	$(17,215)
Avalara, Inc.	Barclays Bank PLC	90,500	07/22/21	USD	133.26	USD	14,643	(2,598,854)
Lattice Semiconductor Corp.	UBS AG	51,600	07/26/21	USD	52.96	USD	2,899	(217,691)
Wingstop, Inc.	BNP Paribas S.A.	21,100	07/27/21	USD	155.93	USD	3,326	(134,496)
Bill.Com Holdings, Inc.	BNP Paribas S.A.	60,900	07/28/21	USD	180.09	USD	11,156	(666,094)
Entegris, Inc.	Barclays Bank PLC	119,300	07/28/21	USD	108.26	USD	14,670	(1,827,565)
Lightspeed Pos Inc.	Citibank N.A.	70,900	07/28/21	CAD	112.52	CAD	7,356	(140,390)
Marqeta, Inc.	UBS AG	39,250	07/28/21	USD	32.49	USD	1,102	(17,819)
Phreesia, Inc.	Citibank N.A.	50,000	07/28/21	USD	54.90	USD	3,065	(361,428)
Avalara, Inc.	Citibank N.A.	45,300	07/29/21	USD	137.21	USD	7,330	(1,145,510)
Freshpet, Inc.	Barclays Bank PLC	27,800	07/29/21	USD	163.99	USD	4,530	(202,470)
Halma PLC	Morgan Stanley & Co. International PLC	110,000	07/29/21	GBP	29.19	GBP	2,961	(6,656)
Lattice Semiconductor Corp.	Morgan Stanley & Co. International PLC	51,600	07/30/21	USD	55.28	USD	2,899	(152,405)
Rexford Industrial Realty, Inc.	Bank of America N.A.	35,000	08/02/21	USD	58.75	USD	1,993	(35,371)
Adaptive Biotechnologies Corp.	Goldman Sachs International	18,000	08/03/21	USD	43.72	USD	735	(34,453)
Axon Enterprise, Inc.	Citibank N.A.	93,500	08/03/21	USD	135.06	USD	16,531	(4,048,245)
Certara, Inc.	Bank of America N.A.	100,000	08/03/21	USD	29.20	USD	2,833	(143,215)
Fox Factory Holding Corp.	Barclays Bank PLC	39,200	08/03/21	USD	160.99	USD	6,102	(148,270)
Inmode Ltd.	Citibank N.A.	54,600	08/03/21	USD	81.47	USD	5,170	(792,114)
Paylocity Holding Corp.	Barclays Bank PLC	63,700	08/03/21	USD	207.28	USD	12,154	(171,005)
Phreesia, Inc.	Morgan Stanley & Co. International PLC	71,500	08/03/21	USD	63.17	USD	4,383	(150,200)
Halma PLC	Goldman Sachs International	111,300	08/04/21	GBP	27.77	GBP	2,996	(46,763)
Natera, Inc.	Citibank N.A.	41,900	08/04/21	USD	97.64	USD	4,757	(745,313)
Invitae Corp.	Citibank N.A.	127,000	08/05/21	USD	31.98	USD	4,284	(444,706)
nCino Inc.	Barclays Bank PLC	50,200	08/05/21	USD	61.10	USD	3,008	(130,816)
Phreesia, Inc.	Morgan Stanley & Co. International PLC	71,500	08/05/21	USD	63.78	USD	4,383	(145,238)
Shoals Technologies Group, Inc., Class A	Bank of America N.A.	75,000	08/05/21	USD	36.78	USD	2,663	(133,462)
Halozyme Therapeutics, Inc.	Citibank N.A.	156,100	08/09/21	USD	45.52	USD	7,089	(508,594)
10X Genomics, Inc., Class A	Citibank N.A.	50,600	08/10/21	USD	215.00	USD	9,908	(361,778)
Bio-Techne Corp.	Barclays Bank PLC	19,600	08/10/21	USD	462.90	USD	8,825	(220,216)
Fox Factory Holding Corp.	Barclays Bank PLC	39,200	08/10/21	USD	164.11	USD	6,102	(167,874)
Freshpet, Inc.	BNP Paribas S.A.	50,000	08/10/21	USD	172.61	USD	8,148	(247,400)
AZEK Co., Inc.	Citibank N.A.	227,800	08/11/21	USD	42.32	USD	9,672	(485,809)
Blackline, Inc.	Bank of America N.A.	54,100	08/11/21	USD	114.94	USD	6,020	(219,294)
Halma PLC	Morgan Stanley & Co. International PLC	111,300	08/11/21	GBP	27.64	GBP	2,996	(61,261)
Eargo Inc.	JPMorgan Chase Bank N.A.	92,700	08/12/21	USD	42.59	USD	3,700	(212,190)
Wingstop, Inc.	Barclays Bank PLC	22,200	08/13/21	USD	165.47	USD	3,499	(121,740)
Rexford Industrial Realty, Inc.	Citibank N.A.	39,900	08/16/21	USD	58.61	USD	2,272	(55,201)
Guardant Health, Inc.	JPMorgan Chase Bank N.A.	7,000	08/20/21	USD	126.56	USD	869	(46,296)
Leslie’s Inc.	Barclays Bank PLC	56,900	08/25/21	USD	28.93	USD	1,564	(98,443)
Certara, Inc.	Citibank N.A.	100,000	08/26/21	USD	30.38	USD	2,833	(110,520)

								$(25,844,811)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$8,113,293	$ (32,488,363)	$ (68,185,597)

100	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$68,185,597	$—	$—	$—	$68,185,597

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$26,727,084	$—	$—	$—	$26,727,084

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(24,375,070)	$—	$—	$—	$(24,375,070)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$38,914,087

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$68,185,597

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	68,185,597

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(42,340,786)

Total derivative assets and liabilities subject to an MNA	$—	$25,844,811

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Bank of America N.A.	$2,068,167	$—	$(2,068,167)	$—	$—
Barclays Bank PLC	6,046,365	—	(6,046,365)	—	—
BNP Paribas S.A.	1,047,990	—	—	(1,047,990)	—
Citibank N.A.	10,938,407	—	(10,938,407)	—	—
Goldman Sachs International	81,216	—	—	—	81,216
JPMorgan Chase Bank N.A.	4,646,008	—	(4,646,008)	—	—
Morgan Stanley & Co. International PLC	781,148	—	(781,148)	—	—
UBS AG	235,510	—	—	—	235,510

	$25,844,811	$—	$(24,480,095)	$(1,047,990)	$316,726

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

S C H E D U L E O F I N V E S T M E N T S	101

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Aerospace & Defense	$211,209,622	$—	$—	$211,209,622
Auto Components	113,803,182	—	—	113,803,182
Beverages	59,657,604	—	—	59,657,604
Biotechnology	167,849,474	—	—	167,849,474
Building Products	88,107,515	—	—	88,107,515
Chemicals	153,109,739	—	—	153,109,739
Diversified Consumer Services	131,341,670	—	50,000,000	181,341,670
Electrical Equipment	92,444,982	—	—	92,444,982
Electronic Equipment, Instruments & Components	65,389,463	39,974,599	—	105,364,062
Entertainment	—	102,091,465	—	102,091,465
Equity Real Estate Investment Trusts (REITs)	55,722,766	—	—	55,722,766
Food Products	136,011,430	—	—	136,011,430
Health Care Equipment & Supplies	341,959,243	—	—	341,959,243
Health Care Providers & Services	44,349,615	—	—	44,349,615
Health Care Technology	324,498,660	—	—	324,498,660
Hotels, Restaurants & Leisure	212,123,726	—	—	212,123,726
IT Services	282,876,378	—	—	282,876,378
Life Sciences Tools & Services	411,053,413	—	—	411,053,413
Machinery	73,212,968	—	—	73,212,968
Personal Products	77,970,408	—	—	77,970,408
Road & Rail	48,453,989	—	—	48,453,989
Semiconductors & Semiconductor Equipment	380,195,957	—	—	380,195,957
Software	805,457,434	—	3,269,711	808,727,145
Specialty Retail	217,341,611	—	—	217,341,611
Preferred Securities
Preferred Stocks	—	—	190,994,607	190,994,607
Short-Term Securities
Money Market Funds	6,081,460	—	—	6,081,460

	$4,500,222,309	$142,066,064	$244,264,318	4,886,552,691

Investments Valued at NAV(a)				796,953

				$4,887,349,644

Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(31,745,278)	$(36,440,319)	$—	$(68,185,597)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Total
Assets
Opening balance, as of December 31, 2020	$—	$—	$—
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Accrued discounts/premiums	—	—	—
Net realized gain (loss)	—	—	—
Net change in unrealized appreciation (depreciation)(a)(b)	269,714	(5,372)	264,342

102	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Innovation and Growth Trust (BIGZ)

	Common Stocks	Preferred Stocks	Total
Purchases	$52,999,997	$190,999,979	$243,999,976
Sales	—	—	—

Closing balance, as of June 30, 2021	$53,269,711	$190,994,607	$244,264,318

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(b)	$269,714	$(5,372)	$264,342

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs(a)
Assets
Common Stocks	$53,269,711	Market	Recent Transactions

Preferred Stocks	190,994,607	Market	Recent Transactions

	$244,264,318

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	103

Schedule of Investments (unaudited) June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Chemicals — 13.0%
CF Industries Holdings, Inc.(a)(b)	721,556	$37,124,056
FMC Corp.(b)	208,193	22,526,483
Koninklijke DSM NV	113,246	21,169,423
Nutrien Ltd.(b)	534,280	32,382,711

		113,202,673

Containers & Packaging(b) — 5.8%
International Paper Co.	257,868	15,809,887
Packaging Corp. of America	146,597	19,852,166
Westrock Co.	287,709	15,311,873

		50,973,926

Electronic Equipment, Instruments & Components — 2.3%
Trimble, Inc.(b)(c)	242,807	19,868,897

Food Products — 6.0%
Bunge Ltd.(b)	312,261	24,403,197
Darling Ingredients, Inc.(b)(c)	135,966	9,177,705
Hofseth International AS, (Acquired 05/26/21, Cost: $10,198,057)(c)(d)(e)	18,993,283	9,884,715
Nestle SA, Registered Shares	70,298	8,762,439

		52,228,056

Machinery — 2.1%
Deere & Co.(b)	52,807	18,625,557

Metals & Mining — 29.2%
Anglo American PLC	1,013,424	40,328,335
ArcelorMittal SA	289,221	8,983,204
BHP Group PLC	920,299	27,232,527
First Quantum Minerals Ltd.	433,164	9,983,459
Freeport-McMoRan, Inc.(b)	292,833	10,867,033
Glencore PLC(c)	6,693,784	28,730,319
Kinross Gold Corp.	2,507,451	15,899,133
Lundin Mining Corp.	563,434	5,081,633
Neo Lithium Corp.(c)	2,006,082	4,676,974
Newcrest Mining Ltd.	224,134	4,250,432
Newmont Corp.(a)(b)	378,189	23,969,619
Polyus PJSC, Registered Shares, GDR	79,029	7,654,206
Stelco Holdings, Inc.	315,041	9,250,962
Vale SA, ADR(b)	2,561,920	58,437,395

		255,345,231

Oil, Gas & Consumable Fuels — 40.3%
Aker BP ASA	341,497	10,884,609
Canadian Natural Resources Ltd.	826,516	30,004,211
Chevron Corp.(b)	449,291	47,058,739
CNOOC Ltd.	7,973,000	9,044,839
ConocoPhillips(b)	455,735	27,754,261
Equinor ASA	720,762	15,257,452
Exxon Mobil Corp.(b)	405,921	25,605,497
Hess Corp.	124,927	10,908,626
Kosmos Energy Ltd.(c)	1,540,084	5,328,691
LUKOIL PJSC, ADR	137,359	12,748,614
Marathon Petroleum Corp.(b)	174,011	10,513,745
Pioneer Natural Resources Co.	94,574	15,370,166
Royal Dutch Shell PLC, Class B, ADR(b)	1,082,789	42,044,697
Suncor Energy, Inc.	1,152,591	27,606,023

Security		Shares	Value

Oil, Gas & Consumable Fuels (continued)
TotalEnergies SE		1,065,353	$48,262,397
Valero Energy Corp.(b)		171,796	13,413,832

			351,806,399

Paper & Forest Products — 0.0%
Precious Woods Holding AG, Registered Shares(c)		20,000	248,581

Total Common Stocks — 98.7%
(Cost: $630,499,484)			862,299,320

		Par (000)

Corporate Bonds

Metals & Mining — 0.5%
Osisko Gold Royalties Ltd., 4.00%, 12/31/22(f)	CAD	5,556	4,662,630

Total Corporate Bonds — 0.5%
(Cost: $4,434,866)			4,662,630

Total Long-Term Investments — 99.2%
(Cost: $634,934,350)			866,961,950

		Shares

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(g)(h)		10,298,740	10,298,740

Total Short-Term Securities — 1.2%
(Cost: $10,298,740)			10,298,740

Options Purchased — 0.0%
(Cost: $13,723)			7,481

Total Investments Before Options Written — 100.4%
(Cost: $645,246,813)			877,268,171

Options Written — (0.6)%
(Premiums Received: $(8,728,329))			(4,916,658)

Total Investments, Net of Options Written — 99.8%
(Cost: $636,518,484)			872,351,513
Other Assets Less Liabilities — 0.2%			1,629,112

Net Assets — 100.0%			$ 873,980,625

(a)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(b)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(c)	Non-income producing security.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $9,884,715, representing 1.1% of its net assets as of period end, and an original cost of $10,198,057.

(f)	Convertible security.
(g)	Affiliate of the Trust.
(h)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

104	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$289,665	$10,009,075	(a)	$—	$—	$—	$10,298,740	10,298,740	$825	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Freeport-McMoRan, Inc.	365	07/02/21	USD	43.50	USD	1,355	$ 1,643
Newmont Corp.	225	07/02/21	USD	70.50	USD	1,426	675
Kinross Gold Corp.	1,600	07/16/21	CAD	9.00	CAD	1,258	5,163

							$ 7,481

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
CF Industries Holdings, Inc.	675	07/02/21	USD	54.50	USD	3,473	$ (10,125)
Chevron Corp.	381	07/02/21	USD	110.00	USD	3,991	(1,334)
Deere & Co.	46	07/02/21	USD	385.00	USD	1,622	(368)
Deere & Co.	47	07/02/21	USD	375.00	USD	1,658	(658)
Freeport-McMoRan, Inc.	730	07/02/21	USD	44.50	USD	2,709	(2,190)
Marathon Petroleum Corp.	221	07/02/21	USD	61.00	USD	1,335	(7,514)
Newmont Corp.	449	07/02/21	USD	73.50	USD	2,846	(1,347)
Nutrien Ltd.	211	07/02/21	USD	63.00	USD	1,279	(1,055)
Nutrien Ltd.	351	07/02/21	USD	62.50	USD	2,127	(3,510)
Valero Energy Corp.	234	07/02/21	USD	80.00	USD	1,827	(8,073)
CF Industries Holdings, Inc.	247	07/09/21	USD	57.00	USD	1,271	(4,940)
CF Industries Holdings, Inc.	248	07/09/21	USD	56.00	USD	1,276	(4,960)
ConocoPhillips	275	07/09/21	USD	58.00	USD	1,675	(87,312)
Freeport-McMoRan, Inc.	413	07/09/21	USD	42.00	USD	1,533	(2,685)
Marathon Petroleum Corp.	222	07/09/21	USD	61.01	USD	1,341	(21,827)
Nutrien Ltd.	363	07/09/21	USD	65.00	USD	2,200	(3,630)
Suncor Energy, Inc.	456	07/09/21	CAD	31.00	CAD	1,354	(6,621)
Vale SA, ADR	1,484	07/09/21	USD	23.50	USD	3,385	(27,454)
Bunge Ltd.	404	07/16/21	USD	92.50	USD	3,157	(20,200)
Bunge Ltd.	256	07/16/21	USD	85.00	USD	2,001	(5,120)
CF Industries Holdings, Inc.	420	07/16/21	USD	55.00	USD	2,161	(14,700)
Chevron Corp.	334	07/16/21	USD	110.00	USD	3,498	(15,698)
ConocoPhillips	130	07/16/21	USD	60.00	USD	792	(26,065)
Darling Ingredients, Inc.	260	07/16/21	USD	75.00	USD	1,755	(10,400)
Deere & Co.	33	07/16/21	USD	380.00	USD	1,164	(1,997)
Exxon Mobil Corp.	781	07/16/21	USD	65.00	USD	4,927	(47,641)
First Quantum Minerals Ltd.	924	07/16/21	CAD	31.00	CAD	2,640	(21,617)
FMC Corp.	280	07/16/21	USD	120.00	USD	3,030	(14,000)
Freeport-McMoRan, Inc.	154	07/16/21	USD	45.00	USD	571	(1,155)
Freeport-McMoRan, Inc.	96	07/16/21	USD	43.00	USD	356	(1,248)
International Paper Co.	731	07/16/21	USD	65.00	USD	4,482	(5,483)
Kinross Gold Corp.	3,150	07/16/21	CAD	10.00	CAD	2,476	(7,623)
Lundin Mining Corp.	1,042	07/16/21	CAD	13.00	CAD	1,165	(4,203)
Marathon Petroleum Corp.	200	07/16/21	USD	60.00	USD	1,208	(34,600)

S C H E D U L E O F I N V E S T M E N T S	105

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Packaging Corp. of America	266	07/16/21	USD	155.00	USD	3,602	$(7,980)
Royal Dutch Shell PLC, Class B, ADR	482	07/16/21	USD	37.50	USD	1,872	(98,810)
Royal Dutch Shell PLC, Class B, ADR	437	07/16/21	USD	40.00	USD	1,697	(19,665)
Royal Dutch Shell PLC, Class B, ADR	564	07/16/21	USD	42.50	USD	2,190	(7,050)
Stelco Holdings Inc.	760	07/16/21	CAD	34.00	CAD	2,766	(174,734)
Suncor Energy, Inc.	1,706	07/16/21	CAD	29.00	CAD	5,065	(167,903)
Trimble, Inc.	470	07/16/21	USD	78.00	USD	3,846	(200,038)
Vale SA, ADR	1,707	07/16/21	USD	23.00	USD	3,894	(92,178)
Vale SA, ADR	1,385	07/16/21	USD	25.00	USD	3,159	(12,465)
Valero Energy Corp.	204	07/16/21	USD	85.00	USD	1,593	(8,568)
Westrock Co.	311	07/16/21	USD	62.50	USD	1,655	(9,330)
Westrock Co.	754	07/16/21	USD	57.50	USD	4,013	(9,425)
CF Industries Holdings, Inc.	168	07/23/21	USD	56.00	USD	864	(6,300)
Chevron Corp.	362	07/23/21	USD	112.00	USD	3,792	(17,557)
ConocoPhillips	207	07/23/21	USD	60.40	USD	1,261	(49,499)
Exxon Mobil Corp.	716	07/23/21	USD	64.00	USD	4,517	(88,426)
Freeport-McMoRan, Inc.	412	07/23/21	USD	42.50	USD	1,529	(15,656)
Vale SA, ADR	1,635	07/23/21	USD	23.50	USD	3,729	(76,845)
Valero Energy Corp.	118	07/23/21	USD	83.50	USD	921	(11,623)
CF Industries Holdings, Inc.	911	07/30/21	USD	53.50	USD	4,687	(100,210)
ConocoPhillips	221	07/30/21	USD	64.00	USD	1,346	(23,868)
ConocoPhillips	176	07/30/21	USD	62.00	USD	1,072	(31,504)
Deere & Co.	69	07/30/21	USD	352.50	USD	2,434	(67,965)
Nutrien Ltd.	335	07/30/21	USD	64.00	USD	2,030	(25,125)
Vale SA, ADR	1,635	07/30/21	USD	23.50	USD	3,729	(103,822)
ConocoPhillips	267	08/06/21	USD	63.00	USD	1,626	(46,058)
International Paper Co.	223	08/06/21	USD	63.00	USD	1,367	(28,990)
Nutrien Ltd.	358	08/06/21	USD	62.00	USD	2,170	(45,645)
Bunge Ltd.	495	08/20/21	USD	85.00	USD	3,868	(64,350)
Canadian Natural Resources Ltd.	1,495	08/20/21	CAD	47.00	CAD	6,728	(165,227)
Chevron Corp.	505	08/20/21	USD	110.00	USD	5,289	(102,515)
ConocoPhillips	205	08/20/21	USD	65.00	USD	1,248	(30,135)
ConocoPhillips	205	08/20/21	USD	60.00	USD	1,248	(68,675)
Darling Ingredients, Inc.	243	08/20/21	USD	70.00	USD	1,640	(78,975)
First Quantum Minerals Ltd.	924	08/20/21	CAD	32.00	CAD	2,640	(65,595)
Lundin Mining Corp.	1,042	08/20/21	CAD	13.00	CAD	1,165	(9,247)
Nutrien Ltd.	358	08/20/21	USD	65.00	USD	2,170	(30,430)
Packaging Corp. of America	276	08/20/21	USD	140.00	USD	3,738	(82,800)
Royal Dutch Shell PLC, Class B, ADR	1,078	08/20/21	USD	40.00	USD	4,186	(132,055)
Stelco Holdings Inc.	405	08/20/21	CAD	38.00	CAD	1,474	(74,328)
Suncor Energy, Inc.	1,493	08/20/21	CAD	31.00	CAD	4,433	(133,088)
Suncor Energy, Inc.	456	08/20/21	CAD	32.00	CAD	1,354	(28,877)
Trimble, Inc.	428	08/20/21	USD	80.00	USD	3,502	(203,300)
Vale SA, ADR	1,635	08/20/21	USD	24.00	USD	3,729	(99,735)
Canadian Natural Resources Ltd.	1,213	09/17/21	CAD	46.00	CAD	5,459	(219,193)
Royal Dutch Shell PLC, Class B, ADR	481	09/17/21	USD	40.00	USD	1,868	(73,352)

							$(3,636,469)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
BHP Group PLC	Barclays Bank PLC	232,600	07/07/21	GBP	21.95	GBP	4,954	$(43,614)
Koninklijke Dsm NV	Credit Suisse International	22,100	07/07/21	EUR	153.23	EUR	3,479	(123,325)
LUKOIL PJSC, ADR	Morgan Stanley & Co. International PLC	8,700	07/08/21	USD	81.31	USD	806	(97,729)
TotalEnergies SE	Goldman Sachs International	106,500	07/08/21	EUR	39.62	EUR	4,064	(16,961)
Kinross Gold Corp.	Credit Suisse International	298,000	07/12/21	CAD	9.70	CAD	2,342	(94)
BHP Group PLC	Credit Suisse International	108,000	07/14/21	GBP	22.19	GBP	2,300	(25,095)
Glencore International PLC	Morgan Stanley & Co. International PLC	581,600	07/14/21	GBP	3.21	GBP	1,800	(34,060)
Equinor ASA	Credit Suisse International	215,900	07/15/21	NOK	193.36	NOK	39,333	(15,644)

106	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Aker BP	Morgan Stanley & Co. International PLC	86,300	07/20/21	NOK	279.54	NOK	23,681	$(66,427)
LUKOIL PJSC, ADR	Credit Suisse International	37,900	07/20/21	USD	93.25	USD	3,510	(21,523)
Public Joint Stock Polyus GDR	Credit Suisse International	14,500	07/27/21	USD	108.56	USD	1,403	(2,367)
Anglo American PLC	Morgan Stanley & Co. International PLC	187,000	07/28/21	GBP	32.27	GBP	5,372	(33,955)
Glencore International PLC	UBS AG	460,000	07/28/21	GBP	3.43	GBP	1,423	(14,494)
Royal Dutch Shell PLC, Class B, ADR	Barclays Bank PLC	96,400	07/28/21	USD	38.45	USD	3,743	(183,219)
Equinor ASA	HSBC Bank PLC	50,700	07/29/21	NOK	193.02	NOK	9,237	(9,307)
TotalEnergies SE	Goldman Sachs International	79,200	07/29/21	EUR	41.73	EUR	3,022	(13,652)
FMC Corp.	Citibank N.a.	49,000	08/03/21	USD	121.12	USD	5,302	(11,904)
Aker BP ASA	Goldman Sachs International	40,100	08/04/21	NOK	286.13	NOK	11,003	(25,510)
Public Joint Stock Polyus, GDR	Credit Suisse International	14,800	08/04/21	USD	102.15	USD	1,432	(17,249)
Koninklijke Dsm NV	Credit Suisse International	19,800	08/05/21	EUR	159.07	EUR	3,117	(74,817)
Newcrest Mining Ltd.	JPMorgan Chase Bank N.A.	83,000	08/05/21	AUD	26.51	AUD	2,098	(29,842)
Nestle SA, Registered Shares	Citibank N.a.	13,000	08/06/21	CHF	116.30	CHF	1,498	(17,845)
Anglo American PLC	Morgan Stanley & Co. International PLC	187,000	08/10/21	GBP	32.59	GBP	5,372	(41,765)
LUKOIL PJSC, ADR	Goldman Sachs International	4,300	08/10/21	USD	94.01	USD	398	(6,170)
Glencore International PLC	Credit Suisse International	880,000	08/11/21	GBP	3.22	GBP	2,723	(108,420)
TotalEnergies SE	Goldman Sachs International	130,900	08/11/21	EUR	40.66	EUR	4,994	(54,125)
Glencore International PLC	UBS AG	555,100	08/18/21	GBP	3.23	GBP	1,718	(70,352)
TotalEnergies SE	Credit Suisse International	77,500	08/18/21	EUR	38.74	EUR	2,957	(99,053)
Nestle SA, Registered Shares	Citibank N.a.	13,000	08/26/21	CHF	116.30	CHF	1,498	(21,671)

								$(1,280,189)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$4,483,569	$(671,898)	$(4,916,658)
Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Options purchased
Investments at value — unaffiliated(a)	$ —	$—	$7,481	$—	$—	$—	$7,481

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$ —	$—	$4,916,658	$—	$—	$—	$4,916,658

(a)	Includes options purchased at value as reported in the Schedule of Investments.

S C H E D U L E O F I N V E S T M E N T S	107

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(8,055)	$—	$—	$—	$(8,055)
Options written	—	—	(26,931,614)	—	—	—	(26,931,614)

	$—	$—	$(26,939,669)	$—	$—	$—	$(26,939,669)

Net Change in Unrealized Appreciation (Depreciation) on
Options purchased(b)	$—	$—	$(6,242)	$—	$—	$—	$(6,242)
Options written	—	—	10,636,050	—	—	—	10,636,050

	$—	$—	$10,629,808	$—	$—	$—	$10,629,808

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$3,740
Average value of option contracts written	$5,392,499

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$7,481	$4,916,658

Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,481	4,916,658

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,481)	(3,636,469)

Total derivative assets and liabilities subject to an MNA	$—	$1,280,189

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$226,833	$—	$(226,833)	$—	$—
Citibank N.a.	51,420	—	—	—	51,420
Credit Suisse International	487,587	—	(483,784)	—	3,803
Goldman Sachs International	116,418	—	(116,418)	—	—
HSBC Bank PLC	9,307	—	—	—	9,307
JPMorgan Chase Bank N.A.	29,842	—	—	—	29,842
Morgan Stanley & Co. International PLC	273,936	—	(273,936)	—	—
UBS AG	84,846	—	(84,846)	—	—

	$1,280,189	$—	$(1,185,817)	$—	$94,372

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

108	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Chemicals	$92,033,250	$21,169,423	$—	$113,202,673
Containers & Packaging	50,973,926	—	—	50,973,926
Electronic Equipment, Instruments & Components	19,868,897	—	—	19,868,897
Food Products	33,580,902	8,762,439	9,884,715	52,228,056
Machinery	18,625,557	—	—	18,625,557
Metals & Mining	147,149,412	108,195,819	—	255,345,231
Oil, Gas & Consumable Fuels	255,608,488	96,197,911	—	351,806,399
Paper & Forest Products	—	248,581	—	248,581
Corporate Bonds	4,662,630	—	—	4,662,630
Short-Term Securities
Money Market Funds	10,298,740	—	—	10,298,740
Options Purchased
Equity Contracts	7,481	—	—	7,481

	$632,809,283	$234,574,173	$9,884,715	$877,268,171

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(3,365,105)	$(1,551,553)	$—	$(4,916,658)

(a)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Common Stocks
Assets
Opening balance, as of December 31, 2020	$—
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation (depreciation)(a)(b)	(313,341)
Purchases	10,198,056
Sales	—

Closing balance, as of June 30, 2021	$9,884,715

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(b)	$(313,341)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

S C H E D U L E O F I N V E S T M E N T S	109

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Resources & Commodities Strategy Trust (BCX)

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs(a)
Assets
Common Stocks	$9,884,715	Market	Recent Transactions

	$9,884,715

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.

See notes to financial statements.

110	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) June 30, 2021	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Auto Components — 0.4%
Magna International, Inc.(a)	67,573	$6,259,963

Automobiles(a)(b) — 1.5%
Arrival Group	180,232	2,824,235
Tesla, Inc.	27,934	18,986,740

		21,810,975

Banks — 2.6%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $7,971,978)(c)(d)	26,430	36,386,841

Diversified Consumer Services — 1.0%
Chegg, Inc.(a)(b)	120,357	10,002,870
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $1,524,948)(c)(d)	997	3,823,582

		13,826,452

Diversified Financial Services — 0.4%
TransferWise, (Acquired 06/03/19, Cost: $2,471,478)(c)(d)	27,945	5,482,530

Electrical Equipment — 0.4%
Shoals Technologies Group, Inc., Class A(a)(b)	150,565	5,345,057

Electronic Equipment, Instruments & Components — 0.9%
Samsung SDI Co. Ltd.	21,808	13,502,156

Entertainment(a) — 3.0%
Activision Blizzard, Inc.	117,192	11,184,804
NetEase, Inc., ADR	84,512	9,740,008
Roku, Inc.(b)	45,378	20,839,847

		41,764,659

Hotels, Restaurants & Leisure — 0.2%
Airbnb, Inc., Class A(a)(b)	20,734	3,175,205

Interactive Media & Services — 11.5%
Alphabet, Inc., Class A(a)(b)	15,765	38,494,819
Facebook, Inc., Class A(a)(b)	67,998	23,643,584
Kakao Corp.	278,085	40,278,538
Kanzhun Ltd., ADR(b)	119,306	4,730,483
Snap, Inc., Class A(a)(b)	293,698	20,012,582
Tencent Holdings Ltd.	174,700	13,153,595
Yandex NV, Class A(a)(b)	162,287	11,481,805
ZoomInfo Technologies, Inc., Class A(a)(b)	208,111	10,857,151

		162,652,557

Internet & Direct Marketing Retail — 5.5%
Amazon.com, Inc.(a)(b)	10,760	37,016,122
Delivery Hero SE(b)(e)	86,031	11,366,942
Ensogo Ltd.(b)(c)	173,282	1
Jasper Infotech Private Ltd., Series I, (Acquired 08/18/15, Cost: $1,998,435)(c)(d)	1,054	177,472
JD Health International, Inc.(b)(e)	750,550	10,720,110
MercadoLibre, Inc.(a)(b)	11,762	18,322,726

		77,603,373

IT Services — 18.8%
Adyen NV(b)(e)	4,937	12,107,150
Amadeus IT Group SA(b)	95,320	6,719,737
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $7,999,945)(c)(d)	94,117	8,805,587
Fiserv, Inc.(a)(b)	87,585	9,361,961
GMO Payment Gateway, Inc.	75,700	9,831,434
Marqeta, Inc.(a)(b)(f)	333,858	9,371,394
Mastercard, Inc., Class A(a)	79,169	28,903,810

Security	Shares	Value

IT Services (continued)
MongoDB, Inc.(a)(b)	29,473	$10,655,079
Okta, Inc.(a)(b)	64,894	15,878,264
PayPal Holdings, Inc.(a)(b)	114,305	33,317,621
Shopify, Inc., Class A(a)(b)	14,378	21,005,970
Snowflake, Inc., Class A(a)(b)	8,644	2,090,119
Square, Inc., Class A(a)(b)	114,135	27,826,113
StoneCo Ltd., Class A(a)(b)	158,853	10,652,682
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $1,999,989)(c)(d)	38,361	2,149,367
TRAX Ltd., Series E, (Acquired 09/12/19, Cost: $4,000,013)(c)(d)	106,667	5,976,552
Twilio, Inc., Class A(a)(b)	67,607	26,647,975
Visa, Inc., Class A(a)	104,136	24,349,080

		265,649,895

Professional Services — 0.5%
Recruit Holdings Co. Ltd.	153,900	7,547,066

Road & Rail(a)(b) — 2.1%
Lyft, Inc., Class A	195,882	11,846,943
TuSimple Holdings, Inc., Class A	110,935	7,903,010
Uber Technologies, Inc.	192,560	9,651,107

		29,401,060

Semiconductors & Semiconductor Equipment — 16.0%
Advanced Micro Devices, Inc.(a)(b)	237,397	22,298,700
Alphawave IP Group PLC(b)	1,436,993	7,156,053
Analog Devices, Inc.(a)	41,879	7,209,889
ASML Holding NV	40,661	28,069,072
Cree, Inc.(a)(b)	120,809	11,830,825
Lam Research Corp.(a)	42,040	27,355,428
Marvell Technology, Inc.(a)	554,334	32,334,302
Monolithic Power Systems, Inc.(a)	35,343	13,198,843
Qualcomm, Inc.(a)	58,681	8,387,275
Renesas Electronics Corp.(b)	1,128,300	12,177,011
Skyworks Solutions, Inc.(a)	53,944	10,343,762
SOITEC(b)	73,604	16,253,414
STMicroelectronics NV	267,921	9,743,366
Taiwan Semiconductor Manufacturing Co. Ltd., ADR(a)	159,103	19,117,817

		225,475,757

Software — 20.2%
Adobe, Inc.(a)(b)	38,188	22,364,420
Atlassian Corp. PLC, Class A(a)(b)	45,693	11,736,704
Autodesk, Inc.(a)(b)	44,736	13,058,438
Avalara, Inc.(a)(b)	78,563	12,711,493
C3.AI, Inc., Class A(a)(b)	245,379	15,343,549
Cadence Design Systems, Inc.(a)(b)	88,624	12,125,536
Coupa Software, Inc.(a)(b)	40,074	10,503,796
Crowdstrike Holdings, Inc., Class A(a)(b)	52,434	13,177,189
Databricks, Inc., (Acquired 07/24/20, Cost: $960,476)(c)(d)	19,999	3,547,223
DataRobot, Inc., Series F, (Acquired 03/01/21, Cost: $583,274)(c)(d)	38,789	661,740
Elastic NV(a)(b)	55,431	8,079,623
Intuit, Inc.(a)	29,270	14,347,276
Linklogis, Inc., (Acquired 03/31/21, Cost: $2,624,480)(d)	1,149,000	2,509,638
Microsoft Corp.(a)	200,749	54,382,904
Online Ventures Pty Ltd., Series C, (Acquired 01/21/20, Cost: $6,160,136)(c)(d)	53,642	7,874,390
Paycom Software, Inc.(a)(b)	22,949	8,341,273
salesforce.com, Inc.(a)(b)	53,000	12,946,310

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
ServiceNow, Inc.(a)(b)	31,214	$17,153,654
Snorkel Al, Inc., (Acquired 06/30/21, Cost: $997,636)(c)(d)	66,422	1,087,328
Unity Software, Inc.(a)(b)	84,780	9,311,387
Xero Ltd.(b)	113,877	11,713,354
Zoom Video Communications, Inc., Class A(a)(b)	17,056	6,601,184
Zscaler, Inc.(a)(b)	72,005	15,557,400

		285,135,809

Specialty Retail — 0.2%
Cazoo Ltd., (Acquired 10/08/20, Cost: $1,414,228)(c)(d)	102,926	3,005,590

Technology Hardware, Storage & Peripherals — 3.9%
Apple, Inc.(a)	402,442	55,118,456

Total Common Stocks — 89.1% (Cost: $419,687,793)		1,259,143,401

Preferred Securities

Preferred Stocks — 12.6%(d)

Automobiles — 0.9%
Arrival Ltd., (Acquired 03/23/21, Cost: $6,054,719)	835,013	12,782,973

Diversified Consumer Services — 0.3%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $3,052,975)(c)	1,054	4,042,181

Diversified Financial Services(c) — 0.4%
TransferWise
Series A, (Acquired 06/03/19, Cost: $1,004,242)	11,355	2,227,737
Series B, (Acquired 06/03/19, Cost: $288,407)	3,261	639,776
Series C, (Acquired 06/03/19, Cost: $161,315)	1,824	357,850
Series D, (Acquired 06/03/19, Cost: $44,579)	504	98,880
Series E, (Acquired 06/03/19, Cost: $4,688)	53	10,398
TransferWise (Seed Preferred), (Acquired 06/03/19, Cost: $849,295)	9,603	1,884,013

		5,218,654

Electronic Equipment, Instruments & Components(c) — 0.4%
Credo Technology Group Holding Ltd.
Series D, (Acquired 03/20/20, Cost: $5,000,001)	1,001,382	5,818,029
Series D+, (Acquired 01/22/20, Cost: $404,498)	69,679	404,835

		6,222,864

Food Products — 0.3%
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $2,999,886)(c)	90,750	3,874,117

Interactive Media & Services — 1.1%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $9,999,959)(c)	91,262	15,481,232

IT Services — 1.6%
Ant Group Co., Ltd, Series C, (Acquired 05/18/18, Cost: $6,492,863)(c)	1,157,373	7,546,072
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $2,999,391)(c)	493,493	3,107,590

Security	Shares	Value

IT Services (continued)
Trumid Holdings LLC(c)(g)
Class J-A, (Acquired 07/24/20, Cost: $2,499,716)	5,038	$2,947,280
Class J-B, (Acquired 07/24/20, Cost: $1,499,830)	5,038	2,947,280
Xiaoju Kuaizhi, Inc., Series A-17, (Acquired 07/28/15, Cost: $3,016,964)	110,003	5,910,681

		22,458,903

Road & Rail — 0.4%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $5,482,937)(c)	275	6,573,473

Semiconductors & Semiconductor Equipment(c) — 3.1%
Innovium, Inc.
Series E, (Acquired 08/21/19, Cost: $3,000,003)	353,478	3,609,011
Series F, (Acquired 06/10/20, Cost: $2,999,996)	296,062	3,339,579
Psiquantum Corp., Series C, (Acquired 09/09/19, Cost: $3,200,234)	690,003	14,103,661
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $5,000,025)	190,650	5,000,750
SambaNova Systems, Inc., Series C, (Acquired 02/20/20, Cost: $9,972,126)	187,300	17,797,246

		43,850,247

Software(c) — 3.5%
Avidxchange, Inc., (Acquired 07/29/20, Cost: $2,022,088)	41,257	2,534,005
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $3,999,999)	93,135	16,519,355
Series G, (Acquired 02/01/21, Cost: $4,500,001)	25,371	4,500,054
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $2,999,996)	228,276	3,894,389
GitLab, Inc., Series E, (Acquired 09/10/19, Cost: $2,915,501)	156,500	6,989,290
Snorkel AI, Inc., Series C, (Acquired 06/30/21, Cost: $4,999,985)	332,896	4,999,984
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $3,198,417)	7,027	8,298,325
Series C, (Acquired 09/18/20, Cost: $1,303,260)	1,190	1,405,295

		49,140,697

Specialty Retail(c) — 0.6%
Cazoo Ltd.
Series A, (Acquired 10/08/20, Cost: $46,195)	3,362	98,175
Series B, (Acquired 10/08/20, Cost: $808,325)	58,829	1,717,893
Series C, (Acquired 10/08/20, Cost: $16,392)	1,193	34,837
Series D, (Acquired 10/08/20, Cost: $2,887,649)	210,160	6,136,980

		7,987,885

Total Preferred Stocks — 12.6%		177,633,226

Total Preferred Securities — 12.6% (Cost: $105,726,457)		177,633,226

112	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST) (Percentages shown are based on Net Assets)

Security	Shares	Value

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0)(c)(d)	17,065	$170,650

Total Warrants — 0.0% (Cost: $ — )		170,650

Total Long-Term Investments — 101.7% (Cost: $525,414,250)		1,436,947,277

Short-Term Securities

Money Market Funds — 0.3%
SL Liquidity Series, LLC, Money Market Series, 0.13%(h)(i)(j)	3,871,586	3,872,747

Total Short-Term Securities — 0.3% (Cost: $3,872,747)		3,872,747

Total Investments Before Options Written — 102.0% (Cost: $529,286,997)		1,440,820,024

Options Written — (1.7)% (Premiums Received: $(11,659,670))		(23,673,717)

Total Investments, Net of Options Written — 100.3% (Cost: $517,627,327)		1,417,146,307

Liabilities in Excess of Other Assets — (0.3)%		(4,067,350)

Net Assets — 100.0%		$1,413,078,957

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $259,291,716, representing 18.4% of its net assets as of period end, and an original cost of $146,433,473.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of this security is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.
(j)	All or a portion of this security was purchased with the cash collateral from loaned securities.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class(a)	$9,266,737	$—		$(9,266,737	)(b)	$—	$—	$—	—	$1,770		$—
SL Liquidity Series, LLC, Money Market Series	—	3,872,747	(b)	—		—	—	3,872,747	3,871,586	41,953	(c)	—

						$—	$—	$3,872,747		$43,723		$—

(a)	As of period end, the entity is no longer held.
(b)	Represents net amount purchased (sold).
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Activision Blizzard, Inc.	155	07/02/21	USD	96.50	USD	1,479	$(5,425)
Alphabet, Inc., Class A	14	07/02/21	USD	2,280.00	USD	3,419	(227,570)
Amazon.com, Inc.	7	07/02/21	USD	3,350.00	USD	2,408	(66,290)
Atlassian Corp. PLC, Class A	4	07/02/21	USD	225.00	USD	103	(12,780)
Cree, Inc.	211	07/02/21	USD	100.00	USD	2,066	(10,550)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Crowdstrike Holdings, Inc., Class A	41	07/02/21	USD	232.50	USD	1,030	$(77,592)
Lam Research Corp.	38	07/02/21	USD	605.00	USD	2,473	(177,270)
Lyft, Inc., Class A	47	07/02/21	USD	60.00	USD	284	(5,123)
Mastercard, Inc., Class A	38	07/02/21	USD	380.00	USD	1,387	(627)
MongoDB, Inc.	8	07/02/21	USD	320.00	USD	289	(33,920)
NetEase, Inc., ADR	135	07/02/21	USD	125.00	USD	1,556	(58,050)
Snap, Inc., Class A	23	07/02/21	USD	65.00	USD	157	(7,705)
Snowflake, Inc., Class A	15	07/02/21	USD	250.00	USD	363	(1,200)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	277	07/02/21	USD	119.00	USD	3,328	(44,043)
Yandex NV, Class A	122	07/02/21	USD	68.50	USD	863	(26,840)
Zscaler, Inc.	68	07/02/21	USD	200.00	USD	1,469	(110,500)
Airbnb, Inc., Class A	17	07/09/21	USD	150.00	USD	260	(9,605)
Alphabet, Inc., Class A	6	07/09/21	USD	2,400.00	USD	1,465	(30,960)
Analog Devices, Inc.	73	07/09/21	USD	167.50	USD	1,257	(38,325)
Apple, Inc.	29	07/09/21	USD	129.00	USD	397	(22,983)
Autodesk, Inc.	47	07/09/21	USD	295.00	USD	1,372	(13,724)
Chegg, Inc.	105	07/09/21	USD	82.51	USD	873	(23,241)
Coupa Software, Inc.	36	07/09/21	USD	252.50	USD	944	(45,540)
Cree, Inc.	113	07/09/21	USD	108.00	USD	1,107	(2,543)
Fiserv, Inc.	109	07/09/21	USD	117.00	USD	1,165	(1,199)
Mastercard, Inc., Class A	39	07/09/21	USD	380.00	USD	1,424	(2,126)
MercadoLibre, Inc.	9	07/09/21	USD	1,420.00	USD	1,402	(127,485)
Microsoft Corp.	88	07/09/21	USD	252.50	USD	2,384	(163,680)
MongoDB, Inc.	12	07/09/21	USD	322.50	USD	434	(48,720)
Okta, Inc.	15	07/09/21	USD	240.00	USD	367	(11,700)
Qualcomm, Inc.	97	07/09/21	USD	137.00	USD	1,386	(65,232)
Roku, Inc.	53	07/09/21	USD	365.00	USD	2,434	(501,115)
ServiceNow, Inc.	42	07/09/21	USD	490.00	USD	2,308	(253,890)
Shopify, Inc., Class A	25	07/09/21	USD	1,290.00	USD	3,652	(432,625)
Skyworks Solutions, Inc.	107	07/09/21	USD	177.50	USD	2,052	(152,475)
Snap, Inc., Class A	173	07/09/21	USD	62.00	USD	1,179	(111,585)
Square, Inc., Class A	40	07/09/21	USD	240.00	USD	975	(31,400)
Square, Inc., Class A	41	07/09/21	USD	250.00	USD	1,000	(13,735)
Stoneco Ltd., Class A	152	07/09/21	USD	70.00	USD	1,019	(7,980)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	22	07/09/21	USD	120.00	USD	264	(4,125)
Tesla, Inc.	6	07/09/21	USD	690.00	USD	408	(10,770)
Tesla, Inc.	7	07/09/21	USD	640.00	USD	476	(35,263)
Twilio, Inc., Class A	78	07/09/21	USD	365.00	USD	3,074	(256,230)
Twilio, Inc., Class A	27	07/09/21	USD	357.50	USD	1,064	(107,392)
Uber Technologies, Inc.	174	07/09/21	USD	54.00	USD	872	(3,045)
Visa, Inc., Class A	51	07/09/21	USD	235.00	USD	1,192	(9,945)
Yandex NV, Class A	123	07/09/21	USD	69.00	USD	870	(26,445)
Activision Blizzard, Inc.	95	07/16/21	USD	100.00	USD	907	(4,750)
Adobe, Inc.	30	07/16/21	USD	505.00	USD	1,757	(244,500)
Advanced Micro Devices, Inc.	160	07/16/21	USD	82.50	USD	1,503	(184,800)
Airbnb, Inc., Class A	22	07/16/21	USD	150.00	USD	337	(15,400)
Amazon.com, Inc.	17	07/16/21	USD	3,450.00	USD	5,848	(86,275)
Apple, Inc.	92	07/16/21	USD	135.00	USD	1,260	(29,670)
Arrival SA	315	07/16/21	USD	20.00	USD	494	(5,513)
Atlassian Corp. PLC, Class A	34	07/16/21	USD	250.00	USD	873	(38,420)
Autodesk, Inc.	34	07/16/21	USD	300.00	USD	992	(9,384)
C3.AI, Inc., Class A	72	07/16/21	USD	65.00	USD	450	(15,660)
C3.AI, Inc., Class A	172	07/16/21	USD	70.00	USD	1,076	(17,630)
Chegg, Inc.	104	07/16/21	USD	85.00	USD	864	(17,680)
Crowdstrike Holdings, Inc., Class A	37	07/16/21	USD	240.00	USD	930	(55,962)
Elastic NV	96	07/16/21	USD	125.00	USD	1,399	(207,840)
Fiserv, Inc.	91	07/16/21	USD	120.00	USD	973	(501)
Intuit, Inc.	26	07/16/21	USD	440.00	USD	1,274	(132,340)
Lam Research Corp.	67	07/16/21	USD	640.00	USD	4,360	(159,460)
Lyft, Inc., Class A	188	07/16/21	USD	57.50	USD	1,137	(71,910)
Magna International, Inc.	236	07/16/21	USD	97.50	USD	2,186	(13,570)
Marqeta, Inc.	1	07/16/21	USD	35.00	USD	3	(15)

114	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Mastercard, Inc., Class A	40	07/16/21	USD	380.00	USD	1,460	$(5,460)
MercadoLibre, Inc.	11	07/16/21	USD	1,450.00	USD	1,714	(131,725)
Microsoft Corp.	120	07/16/21	USD	255.00	USD	3,251	(195,000)
Monolithic Power Systems, Inc.	123	07/16/21	USD	331.00	USD	4,593	(536,380)
Paycom Software, Inc.	41	07/16/21	USD	360.00	USD	1,490	(46,330)
PayPal Holdings, Inc.	112	07/16/21	USD	260.00	USD	3,265	(359,520)
Qualcomm, Inc.	17	07/16/21	USD	135.00	USD	243	(14,493)
Roku, Inc.	20	07/16/21	USD	335.00	USD	919	(249,200)
Shoals Technologies Group, Inc., Class A	263	07/16/21	USD	25.00	USD	934	(276,150)
Shopify, Inc., Class A	9	07/16/21	USD	1,140.00	USD	1,315	(290,475)
Skyworks Solutions, Inc.	81	07/16/21	USD	180.00	USD	1,553	(98,617)
Snap, Inc., Class A	210	07/16/21	USD	60.00	USD	1,431	(180,600)
Snowflake, Inc., Class A	15	07/16/21	USD	260.00	USD	363	(4,088)
Square, Inc., Class A	103	07/16/21	USD	240.00	USD	2,511	(103,515)
Stoneco Ltd., Class A	204	07/16/21	USD	67.50	USD	1,368	(39,270)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	175	07/16/21	USD	120.00	USD	2,103	(53,812)
Tesla, Inc.	23	07/16/21	USD	730.00	USD	1,563	(26,623)
Tesla, Inc.	1	07/16/21	USD	650.00	USD	68	(4,773)
Tesla, Inc.	4	07/16/21	USD	630.00	USD	272	(25,340)
Twilio, Inc., Class A	70	07/16/21	USD	330.00	USD	2,759	(454,825)
Uber Technologies, Inc.	171	07/16/21	USD	52.50	USD	857	(12,141)
Unity Software, Inc.	147	07/16/21	USD	105.00	USD	1,615	(101,430)
Visa, Inc., Class A	23	07/16/21	USD	235.00	USD	538	(6,900)
Zoom Video Communications, Inc., Class A	32	07/16/21	USD	350.00	USD	1,238	(124,160)
ZoomInfo Technologies, Inc., Class A	346	07/16/21	USD	45.00	USD	1,805	(250,850)
Zscaler, Inc.	67	07/16/21	USD	210.00	USD	1,448	(63,650)
Adobe, Inc.	26	07/23/21	USD	520.00	USD	1,523	(173,550)
Advanced Micro Devices, Inc.	178	07/23/21	USD	83.50	USD	1,672	(194,910)
Advanced Micro Devices, Inc.	178	07/23/21	USD	86.50	USD	1,672	(156,195)
Airbnb, Inc., Class A	33	07/23/21	USD	162.50	USD	505	(10,560)
Amazon.com, Inc.	9	07/23/21	USD	3,300.00	USD	3,096	(150,300)
Amazon.com, Inc.	4	07/23/21	USD	3,450.00	USD	1,376	(27,000)
Analog Devices, Inc.	73	07/23/21	USD	167.50	USD	1,257	(51,830)
Apple, Inc.	42	07/23/21	USD	128.00	USD	575	(39,060)
Autodesk, Inc.	38	07/23/21	USD	287.50	USD	1,109	(36,480)
Coupa Software, Inc.	65	07/23/21	USD	250.00	USD	1,704	(121,550)
Cree, Inc.	100	07/23/21	USD	102.00	USD	979	(23,500)
Crowdstrike Holdings, Inc., Class A	26	07/23/21	USD	232.50	USD	653	(57,135)
Facebook, Inc., Class A	65	07/23/21	USD	337.50	USD	2,260	(97,175)
Lam Research Corp.	42	07/23/21	USD	670.00	USD	2,733	(58,170)
Lyft, Inc., Class A	219	07/23/21	USD	61.00	USD	1,325	(49,932)
Marvell Technology Inc.	300	07/23/21	USD	51.00	USD	1,750	(215,250)
Mastercard, Inc., Class A	41	07/23/21	USD	375.00	USD	1,497	(15,252)
MercadoLibre, Inc.	10	07/23/21	USD	1,410.00	USD	1,558	(160,750)
Microsoft Corp.	43	07/23/21	USD	270.00	USD	1,165	(27,198)
MongoDB, Inc.	13	07/23/21	USD	340.00	USD	470	(38,675)
MongoDB, Inc.	8	07/23/21	USD	400.00	USD	289	(4,440)
NetEase, Inc., ADR	160	07/23/21	USD	120.00	USD	1,844	(38,000)
Okta, Inc.	56	07/23/21	USD	230.00	USD	1,370	(102,340)
PayPal Holdings, Inc.	71	07/23/21	USD	275.00	USD	2,070	(135,432)
Qualcomm, Inc.	98	07/23/21	USD	138.00	USD	1,401	(52,920)
Roku, Inc.	11	07/23/21	USD	365.00	USD	505	(104,967)
Roku, Inc.	53	07/23/21	USD	375.00	USD	2,434	(455,005)
salesforce.com, Inc.	105	07/23/21	USD	247.50	USD	2,565	(44,625)
ServiceNow, Inc.	45	07/23/21	USD	485.00	USD	2,473	(299,475)
Shopify, Inc., Class A	18	07/23/21	USD	1,570.00	USD	2,630	(39,780)
Snap, Inc., Class A	165	07/23/21	USD	64.50	USD	1,124	(107,662)
Square, Inc., Class A	102	07/23/21	USD	237.50	USD	2,487	(135,915)
Square, Inc., Class A	116	07/23/21	USD	255.00	USD	2,828	(63,220)
Stoneco Ltd., Class A	80	07/23/21	USD	68.00	USD	536	(17,400)
Tesla, Inc.	21	07/23/21	USD	680.00	USD	1,427	(79,852)
Twilio, Inc., Class A	21	07/23/21	USD	347.50	USD	828	(108,412)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Twilio, Inc., Class A	53	07/23/21	USD	380.00	USD	2,089	$(136,607)
Uber Technologies, Inc.	117	07/23/21	USD	53.50	USD	586	(8,600)
Visa, Inc., Class A	70	07/23/21	USD	235.00	USD	1,637	(31,675)
Yandex NV, Class A	230	07/23/21	USD	69.50	USD	1,627	(60,375)
Activision Blizzard, Inc.	77	07/30/21	USD	97.00	USD	735	(15,131)
Adobe, Inc.	28	07/30/21	USD	570.00	USD	1,640	(69,160)
Arrival SA	315	07/30/21	USD	22.50	USD	494	(7,088)
Atlassian Corp. PLC, Class A	37	07/30/21	USD	275.00	USD	950	(24,790)
Autodesk, Inc.	37	07/30/21	USD	295.00	USD	1,080	(26,733)
Cree, Inc.	120	07/30/21	USD	99.00	USD	1,175	(49,800)
Crowdstrike Holdings, Inc., Class A	40	07/30/21	USD	232.50	USD	1,005	(95,100)
Fiserv, Inc.	106	07/30/21	USD	111.00	USD	1,133	(11,819)
Intuit, Inc.	21	07/30/21	USD	477.50	USD	1,029	(41,895)
Intuit, Inc.	55	07/30/21	USD	480.00	USD	2,696	(98,725)
Lyft, Inc., Class A	73	07/30/21	USD	60.50	USD	442	(22,192)
Marvell Technology Inc.	410	07/30/21	USD	52.00	USD	2,392	(276,750)
MercadoLibre, Inc.	10	07/30/21	USD	1,520.00	USD	1,558	(85,600)
Microsoft Corp.	43	07/30/21	USD	265.00	USD	1,165	(43,215)
MongoDB, Inc.	54	07/30/21	USD	350.00	USD	1,952	(139,320)
Okta, Inc.	78	07/30/21	USD	250.00	USD	1,909	(61,815)
Roku, Inc.	21	07/30/21	USD	445.00	USD	964	(73,132)
Shopify, Inc., Class A	9	07/30/21	USD	1,290.00	USD	1,315	(170,685)
Snap, Inc., Class A	251	07/30/21	USD	65.00	USD	1,710	(166,287)
Square, Inc., Class A	112	07/30/21	USD	255.00	USD	2,731	(77,280)
Tesla, Inc.	23	07/30/21	USD	690.00	USD	1,563	(93,725)
Tesla, Inc.	23	07/30/21	USD	665.00	USD	1,563	(123,395)
Twilio, Inc., Class A	70	07/30/21	USD	340.00	USD	2,759	(418,075)
Visa, Inc., Class A	41	07/30/21	USD	240.00	USD	959	(13,325)
Zoom Video Communications, Inc., Class A	61	07/30/21	USD	395.00	USD	2,361	(85,705)
ZoomInfo Technologies, Inc., Class A	382	07/30/21	USD	50.25	USD	1,993	(141,696)
Zscaler, Inc.	66	07/30/21	USD	210.00	USD	1,426	(82,005)
Shoals Technologies Group, Inc., Class A	263	08/03/21	USD	31.25	USD	934	(140,499)
Advanced Micro Devices, Inc.	191	08/06/21	USD	91.00	USD	1,794	(129,880)
Apple, Inc.	160	08/06/21	USD	136.00	USD	2,191	(76,800)
Apple, Inc.	210	08/06/21	USD	137.00	USD	2,876	(87,150)
Apple, Inc.	49	08/06/21	USD	140.00	USD	671	(13,622)
Coupa Software, Inc.	39	08/06/21	USD	265.00	USD	1,022	(48,750)
Cree, Inc.	120	08/06/21	USD	103.00	USD	1,175	(33,300)
Facebook, Inc., Class A	20	08/06/21	USD	362.50	USD	695	(16,700)
Lyft, Inc., Class A	47	08/06/21	USD	64.50	USD	284	(9,753)
Marvell Technology Inc.	161	08/06/21	USD	59.00	USD	939	(32,683)
MercadoLibre, Inc.	24	08/06/21	USD	1,600.00	USD	3,739	(150,000)
Microsoft Corp.	55	08/06/21	USD	277.50	USD	1,490	(22,825)
Okta, Inc.	78	08/06/21	USD	255.00	USD	1,909	(55,575)
PayPal Holdings, Inc.	73	08/06/21	USD	302.50	USD	2,128	(55,662)
Shopify, Inc., Class A	18	08/06/21	USD	1,500.00	USD	2,630	(125,190)
Square, Inc., Class A	113	08/06/21	USD	267.50	USD	2,755	(73,732)
Stoneco Ltd., Class A	119	08/06/21	USD	73.00	USD	798	(18,445)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	82	08/06/21	USD	122.00	USD	985	(28,700)
Uber Technologies, Inc.	260	08/06/21	USD	51.50	USD	1,303	(73,580)
Marvell Technology Inc.	481	08/13/21	USD	54.95	USD	2,806	(220,659)
Activision Blizzard, Inc.	83	08/20/21	USD	100.00	USD	792	(19,754)
Adobe, Inc.	26	08/20/21	USD	530.00	USD	1,523	(155,870)
Advanced Micro Devices, Inc.	123	08/20/21	USD	90.00	USD	1,155	(97,477)
Alphabet, Inc., Class A	11	08/20/21	USD	2,440.00	USD	2,686	(101,200)
Apple, Inc.	222	08/20/21	USD	135.00	USD	3,041	(129,315)
Atlassian Corp. PLC, Class A	84	08/20/21	USD	270.00	USD	2,158	(90,720)
Avalara, Inc.	124	08/20/21	USD	150.00	USD	2,006	(215,140)
C3.AI, Inc., Class A	259	08/20/21	USD	75.00	USD	1,620	(56,980)
Cadence Design Systems, Inc.	310	08/20/21	USD	140.00	USD	4,241	(151,900)
Chegg, Inc.	212	08/20/21	USD	85.00	USD	1,762	(101,760)
Crowdstrike Holdings, Inc., Class A	39	08/20/21	USD	260.00	USD	980	(46,313)

116	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Elastic NV	98	08/20/21	USD	150.00	USD	1,428	$(69,580)
Lyft, Inc., Class A	111	08/20/21	USD	60.00	USD	671	(51,615)
Marqeta, Inc.	291	08/20/21	USD	35.00	USD	817	(19,643)
Marvell Technology Inc.	596	08/20/21	USD	52.50	USD	3,476	(394,850)
Microsoft Corp.	52	08/20/21	USD	260.00	USD	1,409	(78,910)
MongoDB, Inc.	8	08/20/21	USD	370.00	USD	289	(17,920)
Paycom Software, Inc.	39	08/20/21	USD	380.00	USD	1,418	(56,745)
PayPal Holdings, Inc.	72	08/20/21	USD	290.00	USD	2,099	(106,200)
ServiceNow, Inc.	22	08/20/21	USD	550.00	USD	1,209	(61,490)
Snap, Inc., Class A	793	08/20/21	USD	65.00	USD	5,404	(602,680)
Tesla, Inc.	45	08/20/21	USD	690.00	USD	3,059	(231,862)
TuSimple Holdings, Inc.	217	08/20/21	USD	45.00	USD	1,546	(607,600)
TuSimple Holdings, Inc.	203	08/20/21	USD	60.00	USD	1,446	(347,130)
Twilio, Inc., Class A	53	08/20/21	USD	380.00	USD	2,089	(197,690)
Unity Software, Inc.	140	08/20/21	USD	105.00	USD	1,538	(150,500)
Visa, Inc., Class A	23	08/20/21	USD	235.00	USD	538	(15,468)
Yandex NV, Class A	93	08/20/21	USD	70.00	USD	658	(34,875)
Zscaler, Inc.	51	08/20/21	USD	220.00	USD	1,102	(52,403)
Adobe, Inc.	23	09/17/21	USD	580.00	USD	1,347	(68,712)

							$(20,388,599)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adyen NV	UBS AG	1,800	07/07/21	EUR	1,963.56	EUR	3,723	$(241,995)
Soitec SA	UBS AG	3,900	07/07/21	EUR	171.15	EUR	726	(69,777)
Gmo Payment Gateway Inc.	Goldman Sachs International	14,000	07/08/21	JPY	13,423.22	JPY	201,996	(132,531)
Xero Ltd.	JPMorgan Chase Bank N.A.	18,300	07/08/21	AUD	126.36	AUD	2,510	(153,994)
Avalara, Inc.	Citibank N.A.	7,500	07/13/21	USD	136.58	USD	1,214	(189,725)
Recruit Holdings Ltd.	JPMorgan Chase Bank N.A.	23,300	07/14/21	JPY	5,624.15	JPY	127,451	(14,353)
STMicroelectronics NV	Credit Suisse International	27,400	07/14/21	EUR	31.49	EUR	840	(9,897)
TuSimple Holdings, Inc.	Jane Street Execution Services, LLC	16,700	07/16/21	USD	45.00	USD	1,190	(459,250)
ASML Holding NV	Goldman Sachs International	14,200	07/20/21	EUR	567.63	EUR	8,267	(381,645)
Delivery Hero SE	Morgan Stanley & Co. International PLC	24,700	07/20/21	EUR	116.23	EUR	2,752	(55,180)
Renesas Electronics Corp.	Goldman Sachs International	221,100	07/20/21	JPY	1,237.60	JPY	265,094	(48,530)
Soitec SA	UBS AG	6,500	07/20/21	EUR	171.44	EUR	1,210	(116,953)
Gmo Payment Gateway Inc.	Goldman Sachs International	12,000	07/27/21	JPY	13,409.10	JPY	173,140	(133,201)
Recruit Holdings Ltd.	JPMorgan Chase Bank N.A.	23,300	07/27/21	JPY	5,624.15	JPY	127,451	(24,488)
STMicroelectronics NV	Credit Suisse International	26,100	07/27/21	EUR	31.12	EUR	800	(23,284)
Tencent Holdings Ltd.	Goldman Sachs International	61,800	07/27/21	HKD	620.41	HKD	36,128	(41,021)
Marqeta, Inc.	UBS AG	10,950	07/28/21	USD	32.49	USD	307	(4,971)
Avalara, Inc.	Citibank N.A.	7,500	07/29/21	USD	137.21	USD	1,214	(189,654)
Soitec SA	UBS AG	6,500	07/29/21	EUR	195.80	EUR	1,210	(10,393)
Xero Ltd.	Goldman Sachs International	21,500	08/04/21	AUD	143.27	AUD	2,949	(74,434)
Kakao Corp.	Morgan Stanley & Co. International PLC	42,600	08/05/21	USD	164,850.00	USD	6,948,675	(320,479)
Facebook, Inc., Class A	Morgan Stanley & Co. LLC	5,000	08/06/21	USD	355.00	USD	1,739	(55,750)
PayPal Holdings, Inc.	Citigroup Global Markets, Inc.	7,200	08/06/21	USD	307.50	USD	2,099	(43,020)
Salesforce.com, Inc.	Morgan Stanley & Co. LLC	8,000	08/06/21	USD	252.50	USD	1,954	(32,600)
Delivery Hero SE	Goldman Sachs International	5,500	08/10/21	EUR	116.97	EUR	613	(20,342)
Samsung Sdi Ltd.	JPMorgan Chase Bank N.A.	7,600	08/11/21	USD	710,700.00	USD	5,299,039	(168,162)
Amadeus IT Group SA	Barclays Bank PLC	33,300	08/12/21	EUR	60.45	EUR	1,980	(76,333)
Kakao Corp.	UBS AG	13,000	08/12/21	USD	169,060.00	USD	2,120,488	(88,090)
Soitec SA	Barclays Bank PLC	4,400	08/12/21	EUR	195.06	EUR	819	(22,446)
Soitec SA	UBS AG	4,400	08/18/21	EUR	195.06	EUR	819	(25,011)
C3.AI, Inc., Class A	Morgan Stanley & Co. International PLC	9,600	08/20/21	USD	61.87	USD	600	(57,609)

								$(3,285,118)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,241,158	$(13,255,205)	$(23,673,717)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$23,673,717	$—	$—	$—	$23,673,717

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options purchased(a)	$—	$—	$(998)	$—	$—	$—	$(998)
Options written	—	—	(1,568,383)	—	—	—	(1,568,383)

	$—	$—	$(1,569,381)	$—	$—	$—	$(1,569,381)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(4,020,080)	$—	$—	$—	$(4,020,080)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts purchased	$	—(	a)
Average value of option contracts written		$15,757,681

(a)	Derivative not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$23,673,717

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	23,673,717

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(20,388,599)

Total derivative assets and liabilities subject to an MNA	$—	$3,285,118

118	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$98,779	$—	$—	$—	$98,779
Citibank N.A.	379,379	—	—	(280,000)	99,379
Citigroup Global Markets, Inc.	43,020	—	—	—	43,020
Credit Suisse International	33,181	—	—	—	33,181
Goldman Sachs International	831,704	—	—	(830,000)	1,704
Jane Street Execution Services, LLC	459,250	—	—	—	459,250
JPMorgan Chase Bank N.A.	360,997	—	—	(280,000)	80,997
Morgan Stanley & Co. International PLC	433,268	—	—	(190,000)	243,268
Morgan Stanley & Co. LLC	88,350	—	—	—	88,350
UBS AG	557,190	—	—	(557,190)	—

	$3,285,118	$—	$—	$(2,137,190)	$1,147,928

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Auto Components	$6,259,963	$—	$—	$6,259,963
Automobiles	21,810,975	—	—	21,810,975
Banks	—	—	36,386,841	36,386,841
Diversified Consumer Services	10,002,870	—	3,823,582	13,826,452
Diversified Financial Services	—	—	5,482,530	5,482,530
Electrical Equipment	5,345,057	—	—	5,345,057
Electronic Equipment, Instruments & Components	—	13,502,156	—	13,502,156
Entertainment	41,764,659	—	—	41,764,659
Hotels, Restaurants & Leisure	3,175,205	—	—	3,175,205
Interactive Media & Services	109,220,424	53,432,133	—	162,652,557
Internet & Direct Marketing Retail	55,338,848	22,087,052	177,473	77,603,373
IT Services	220,060,068	28,658,321	16,931,506	265,649,895
Professional Services	—	7,547,066	—	7,547,066
Road & Rail	29,401,060	—	—	29,401,060
Semiconductors & Semiconductor Equipment	159,232,894	66,242,863	—	225,475,757
Software	257,742,136	14,222,992	13,170,681	285,135,809
Specialty Retail	—	—	3,005,590	3,005,590
Technology Hardware, Storage & Peripherals	55,118,456	—	—	55,118,456
Preferred Securities
Preferred Stocks	—	18,693,654	158,939,572	177,633,226
Warrants	—	—	170,650	170,650

	$974,472,615	$224,386,237	$238,088,425	1,436,947,277

Investments Valued at NAV(a)				3,872,747

				$1,440,820,024

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	119

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(b)
Liabilities
Equity Contracts	$(19,326,124)	$(4,347,593)	$—	$(23,673,717)

(a)	Certain investments of the Trust were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.
(b)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total

Assets
Opening balance, as of December 31, 2020	$37,043,595	$124,970,280	$189,763	$162,203,638
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	(6,192,069)	—	(6,192,069)
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	4,698,014	—	4,698,014
Net change in unrealized appreciation (depreciation)(a)(b)	30,353,763	31,659,557	(19,113)	61,994,207
Purchases	11,580,845	17,499,405	—	29,080,250
Sales	—	(13,695,615)	—	(13,695,615)

Closing balance, as of June 30, 2021	$78,978,203	$158,939,572	$170,650	$238,088,425

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(b)	$30,353,763	$45,977,870	$(19,113)	$76,312,520

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
Assets
Common Stocks(b)	$78,978,203	Market	Revenue Multiple	5.95x - 46.84x		23.06x
			Volatility	37% - 37%		37%
			Time to Exit	0.3 - 0.3		0.3
			Recent Transactions	—		—

Preferred Stocks(c)(d)	158,939,572	Income	Discount Rate	17% - 28%		24%
			Exit Multiple	8.75x		—
		Market	Revenue Multiple	5.00x - 46.84x		19.34x
			EBITDA Multiple	18.25x		—
			Volatility	42% - 50%		47%
			Time to Exit	3.0 - 4.0		3.7
			Recent Transactions	—		—

Warrants(e)	170,650	Market	Revenue Multiple	11.00x		—
			Volatility	37%		—

120	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust (BST)

Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value
		Time to Exit	0.3		—

$238,088,425

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2021, the valuation technique for investments classified as Common Stocks amounting to $8,982,142 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $27,363,505 changed to Current Value Method. The investments were previously valued utilizing Transaction Price Approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $24,370,719 changed to Transaction Price approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

(e)

For the period end June 30, 2021, the valuation technique for investments classified as Warrants amounting to $170,650 changed to Current Value Method. The investments were previously valued utilizing Transaction Price Approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	121

Consolidated Schedule of Investments (unaudited) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Automobiles — 1.8%
Tesla, Inc.(a)(b)	90,783	$61,705,205

Banks — 3.6%
Klarna Holdings AB, (Acquired 08/07/19, Cost: $23,354,997)(c)(d)	86,839	119,553,420

Capital Markets — 0.4%
ASTRA SPACE PIPE, (Acquired 06/30/21, Cost: $12,000,000)(d)	1,200,000	12,000,000

Diversified Consumer Services — 1.4%
Chegg, Inc.(b)	356,167	29,601,039
Think & Learn Private Ltd., (Acquired 09/30/20, Cost: $7,113,729)(c)(d)	4,651	17,836,989

		47,438,028

Diversified Telecommunication Services — 0.5%
Bandwidth, Inc., Class A(b)	133,349	18,391,494

Electrical Equipment — 0.4%
Shoals Technologies Group, Inc., Class A(b)	363,842	12,916,391

Electronic Equipment, Instruments & Components — 1.3%
Samsung SDI Co. Ltd.	73,213	45,328,932

Entertainment — 3.9%
HYBE Co. Ltd.(b)	121,331	31,494,024
NCSoft Corp.	18,037	13,124,127
Roku, Inc.(a)(b)	102,250	46,958,312
Take-Two Interactive Software, Inc.(b)	101,063	17,890,172
Zynga, Inc., Class A(b)	2,029,687	21,575,573

		131,042,208

Interactive Media & Services — 6.8%
Eventbrite, Inc., Class A(b)	748,770	14,226,630
Kakao Corp.	762,481	110,439,684
Kanzhun Ltd., ADR(b)	277,944	11,020,480
Snap, Inc., Class A(a)(b)	991,722	67,575,937
ZoomInfo Technologies, Inc., Class A(b)	496,010	25,876,842

		229,139,573

Internet & Direct Marketing Retail(b) — 5.2%
Delivery Hero SE(e)	238,229	31,476,272
Farfetch Ltd., Class A	980,722	49,389,160
MercadoLibre, Inc.(a)	26,258	40,904,450
Ozon Holdings PLC, ADR	578,440	33,908,153
Shop Apotheke Europe NV(e)	105,812	19,879,493

		175,557,528

IT Services — 17.1%
Adyen NV(b)(e)	14,925	36,601,017
Automattic, Inc., Series E, (Acquired 02/03/21, Cost: $34,000,000)(c)(d)	400,000	37,424,000
Dlocal Ltd.(b)	433,216	22,756,837
Endava PLC, ADR(b)	336,360	38,136,497
GMO Payment Gateway, Inc.	225,400	29,273,518
Grid Dynamics Holdings, Inc.(b)	1,174,694	17,655,651
Locaweb Servicos de Internet SA(e)	11,963,124	65,085,475
MongoDB, Inc.(b)	78,008	28,201,452
Okta, Inc.(b)	140,162	34,294,838
Pagseguro Digital Ltd., Class A(b)	401,729	22,464,686
Shift4 Payments, Inc., Class A(b)	281,545	26,386,397
Square, Inc., Class A(a)(b)	285,008	69,484,950
StoneCo Ltd., Class A(b)	399,645	26,800,194

Security	Shares	Value

IT Services (continued)
TRAX Ltd., Series D, (Acquired 02/18/21, Cost: $9,999,998)(c)(d)	191,806	$10,746,890
TRAX Ltd., Series E, (Acquired 09/12/19, Cost: $10,999,987)(c)(d)	293,333	16,435,448
Twilio, Inc., Class A(b)	166,734	65,719,873
Wix.com Ltd.(b)	85,274	24,753,337

		572,221,060

Multi-line Retail — 0.9%
Magazine Luiza SA	7,310,568	31,086,596

Professional Services — 0.4%
CoStar Group, Inc.(a)(b)	180,430	14,943,212

Road & Rail(b) — 1.4%
Lyft, Inc., Class A(a)	474,493	28,697,337
TuSimple Holdings, Inc., Class A(f)	254,443	18,126,519

		46,823,856

Semiconductors & Semiconductor Equipment — 13.2%
Alphawave IP Group PLC(b)	3,372,993	16,797,100
ASM International NV	55,019	18,146,753
BE Semiconductor Industries NV	285,445	24,324,983
Cohu, Inc.(b)	37,692	1,386,689
Cree, Inc.(b)	330,702	32,385,647
Lasertec Corp.	316,800	61,277,035
Lattice Semiconductor Corp.(b)	507,451	28,508,597
MACOM Technology Solutions Holdings, Inc.(b)	320,382	20,530,079
Marvell Technology, Inc.(a)	1,299,467	75,797,910
Monolithic Power Systems, Inc.(a)	91,900	34,320,055
Qorvo, Inc.(b)	162,668	31,825,994
Silergy Corp.	418,000	56,732,389
SOITEC(b)	180,977	39,963,782

		441,997,013

Software — 22.9%
Altium Ltd.	922,809	25,404,048
Atlassian Corp. PLC, Class A(b)	98,985	25,425,287
Avalara, Inc.(b)	176,638	28,580,028
C3.AI, Inc., Class A(b)(f)	863,208	53,976,396
Cloudflare, Inc., Class A(b)	252,090	26,681,206
Confluent, Inc., Class A(b)	179,725	8,536,937
Coupa Software, Inc.(b)	78,392	20,547,327
Crowdstrike Holdings, Inc., Class A(b)	147,993	37,192,121
Databricks, Inc., (Acquired 07/24/20, Cost: $5,501,686)(c)(d)	114,553	20,318,266
DataRobot, Inc., Series F, (Acquired 03/01/21, Cost: $1,384,813)(c)(d)	92,093	1,571,107
Elastic NV(b)	170,979	24,921,899
Five9, Inc.(b)	198,189	36,345,881
Freee KK(b)	362,400	33,084,781
Kingdee International Software Group Co. Ltd.	6,627,000	22,444,736
Legalzoom.com, Inc.	637,753	24,138,951
Lightspeed POS, Inc.(b)	651,145	54,498,462
Linklogis, Inc., (Acquired 03/31/21, Cost: $8,528,989)(d)	3,734,000	8,155,778
Ming Yuan Cloud Group Holdings Ltd.	4,909,000	24,296,860
Online Ventures Pty Ltd., Series C, (Acquired 01/21/20, Cost: $20,875,811)(c)(d)	181,785	26,685,172
Procore Technologies, Inc.(b)	62,091	5,895,540
Rakus Co. Ltd.	1,236,700	33,615,791
Snorkel Al, Inc., (Acquired 10/13/20, Cost: $2,017,593)(c)(d)	500,250	8,189,092
Snyk Ltd. , (Acquired 11/02/20, Cost: $9,287,400)(c)(d)	1,267,643	11,472,169

122	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Synopsys, Inc.(b)	110,015	$30,341,037
Trade Desk, Inc., Class A(a)(b)	280,680	21,713,405
TUYA, Inc., ADR(b)	312,386	7,653,457
Unity Software, Inc.(b)	242,016	26,580,617
Weimob, Inc.(b)(e)(f)	10,787,000	23,804,090
Xero Ltd.(b)	259,099	26,650,846
Zendesk, Inc.(b)	201,382	29,067,478
Zscaler, Inc.(a)(b)	185,686	40,119,317

		767,908,082

Specialty Retail — 0.4%
Cazoo Ltd., (Acquired 10/08/20, Cost: $5,656,927)(c)(d)	411,705	12,022,388

Total Common Stocks — 81.6% (Cost: $1,168,661,046)		2,740,074,986

Preferred Securities

Preferred Stocks — 19.2%(d)

Automobiles — 1.3%
Arrival Ltd., (Acquired 03/23/21, Cost: $20,182,401)	2,783,376	42,609,920

Communications Equipment — 0.5%
Astranis Space Technologies Corp., Series C, (Acquired 03/19/21, Cost: $17,000,010)(c)	775,515	16,999,289

Diversified Consumer Services — 0.6%
Think & Learn Private Ltd., Series F, (Acquired 09/30/20, Cost: $14,251,080)(c)	4,920	18,868,627

Electronic Equipment, Instruments & Components(c) — 0.7%
Credo Technology Group Holding Ltd.
Series D, (Acquired 03/20/20, Cost: $19,999,997)	4,005,527	23,272,112
Series D+, (Acquired 01/22/20, Cost: $1,617,982)	278,714	1,619,328

		24,891,440

Food Products(c) — 1.0%
Farmer’s Business Network, Inc., Series F, (Acquired 07/31/20, Cost: $11,961,002)	361,834	15,446,694
GrubMarket, Inc. , Series D, (Acquired 07/23/20, Cost: $8,000,001)	1,762,969	17,382,874

		32,829,568

Interactive Media & Services(c) — 1.8%
ByteDance Ltd., Series E-1, (Acquired 11/11/20, Cost: $35,000,075)	319,419	54,184,650
ResearchGate GmbH, Series D, (Acquired 09/24/20, Cost: $6,999,988)	424,688	6,998,858

		61,183,508

IT Services(c) — 1.1%
Deep Instinct Ltd., Series D-2, (Acquired 03/19/21, Cost: $12,000,008)	1,974,374	12,432,890
Trumid Holdings LLC(g)
Class J-A, (Acquired 07/24/20, Cost: $9,999,857)	20,154	11,790,292
Class J-B, (Acquired 07/24/20, Cost: $5,999,914)	20,154	11,790,291

		36,013,473

Road & Rail — 0.6%
FlixMobility GmbH, Series F, (Acquired 07/26/19, Cost: $16,947,253)(c)	850	20,318,006

Security	Shares	Value

Semiconductors & Semiconductor Equipment(c) — 4.9%
Cnex Labs, Inc.
Series E, (Acquired 02/06/20, Cost: $7,000,000)	329,675	$4,971,499
Series F, (Acquired 02/24/21, Cost: $4,999,999)	730,332	5,061,201
Innovium, Inc.
Series E, (Acquired 08/21/19, Cost: $8,999,992)	1,060,432	10,827,011
Series F, (Acquired 06/10/20, Cost: $6,999,998)	690,812	7,792,359
Mythic AI, Inc., Series C, (Acquired 01/26/21, Cost: $7,000,000)	1,018,908	7,295,381
Psiquantum Corp., Series C, (Acquired 09/09/19, Cost: $9,101,310)	1,962,335	40,110,128
PsiQuantum Corp., Series D, (Acquired 05/21/21, Cost: $19,999,969)	762,595	20,002,867
SambaNova Systems, Inc.
(Acquired 04/09/21, Cost: $6,999,979)	73,670	7,000,123
Series C, (Acquired 02/20/20, Cost: $33,904,162)	636,800	60,508,736

		163,569,305

Software(c) — 5.8%
Avidxchange, Inc., (Acquired 07/29/20, Cost: $7,474,330)	152,500	9,366,550
Databricks, Inc.
Series F, (Acquired 10/22/19, Cost: $13,200,019)	307,346	54,513,960
Series G, (Acquired 02/01/21, Cost: $18,500,004)	104,303	18,500,223
DataRobot, Inc., Series F, (Acquired 10/27/20, Cost: $11,499,999)	875,059	14,928,506
GitLab, Inc., Series E, (Acquired 09/10/19, Cost: $11,670,984)	626,482	27,978,686
Rapyd Financial Network Ltd., Series E, (Acquired 03/31/21, Cost: $13,999,978)	190,705	14,497,394
Snorkel Al, Inc., Series B, (Acquired 10/13/20, Cost: $999,996)	247,943	4,058,827
Snyk Ltd. , (Acquired 11/02/20, Cost: $13,212,590)	2,663,936	24,108,621
Unqork, Inc.
Series B, (Acquired 09/19/19, Cost: $6,801,016)	14,942	17,645,307
Series C, (Acquired 09/18/20, Cost: $7,994,787)	7,300	8,620,716

		194,218,790

Specialty Retail(c) — 0.9%
Cazoo Ltd.
Series A, (Acquired 10/08/20, Cost: $184,683)	13,441	392,497
Series B, (Acquired 10/08/20, Cost: $3,233,326)	235,318	6,871,630
Series C, (Acquired 10/08/20, Cost: $65,637)	4,777	139,495
Series D, (Acquired 10/08/20, Cost: $11,550,639)	840,643	24,548,005

		31,951,627

Total Preferred Stocks — 19.2%		643,453,553

Total Preferred Securities — 19.2% (Cost: $405,352,965)		643,453,553

Warrants

IT Services — 0.0%
TRAX Ltd., (Acquired 09/12/19, Cost: $0)(c)(d)	46,928	469,280

Total Warrants — 0.0% (Cost: $ — )		469,280

Total Long-Term Investments — 100.8% (Cost: $1,574,014,011)		3,383,997,819

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	123

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ) (Percentages shown are based on Net Assets)

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(h)(i)	32,067,890	$32,067,890
SL Liquidity Series, LLC, Money Market Series, 0.13%(h)(i)	4,330,795	4,332,095

Total Short-Term Securities — 1.1% (Cost: $36,399,985)		36,399,985

Total Investments Before Options Written — 101.9% (Cost: $1,610,413,996)		3,420,397,804

Options Written — (1.7)% (Premiums Received: $(27,008,924))		(58,192,357)

Total Investments, Net of Options Written — 100.2% (Cost: $1,583,405,072)		3,362,205,447

Liabilities in Excess of Other Assets — (0.2)%		(6,552,493)

Net Assets — 100.0%		$3,355,652,954

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Trust held restricted securities with a current value of $946,333,552, representing 28.2% of its net assets as of period end, and an original cost of $556,074,895.

(e)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	All or a portion of this security is on loan.
(g)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$21,688,765	$10,379,125	(a)	$—	$—	$—	$32,067,890	32,067,890	$4,758		$—
SL Liquidity Series, LLC, Money Market Series	—	4,331,452	(a)	—	643	—	4,332,095	4,330,796	180,510	(b)	—

					$643	$—	$36,399,985		$185,268		$—

(a)	Represents net amount purchased (sold).
(b)	All or a portion of this security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Atlassian Corp. PLC, Class A	163	07/02/21	USD	225.00	USD	4,187	$(520,785)
Cree, Inc.	573	07/02/21	USD	100.00	USD	5,611	(28,650)
Crowdstrike Holdings, Inc., Class A	84	07/02/21	USD	232.50	USD	2,111	(158,970)
Lyft, Inc., Class A	108	07/02/21	USD	60.00	USD	653	(11,772)
MongoDB, Inc.	22	07/02/21	USD	320.00	USD	795	(93,280)
Snap, Inc., Class A	241	07/02/21	USD	65.00	USD	1,642	(80,735)
Zscaler, Inc.	164	07/02/21	USD	200.00	USD	3,543	(266,500)
Zynga, Inc., Class A	889	07/02/21	USD	11.00	USD	945	(2,223)
Chegg, Inc.	300	07/09/21	USD	82.51	USD	2,493	(66,403)
Coupa Software, Inc.	75	07/09/21	USD	252.50	USD	1,966	(94,875)
Cree, Inc.	201	07/09/21	USD	108.00	USD	1,968	(4,523)
MercadoLibre, Inc.	16	07/09/21	USD	1,420.00	USD	2,492	(226,640)
MongoDB, Inc.	50	07/09/21	USD	322.50	USD	1,808	(203,000)
Okta, Inc.	170	07/09/21	USD	240.00	USD	4,160	(132,600)

124	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Roku, Inc.	59	07/09/21	USD	365.00	USD	2,710	$(557,845)
Snap, Inc., Class A	401	07/09/21	USD	62.00	USD	2,732	(258,645)
Square, Inc., Class A	113	07/09/21	USD	240.00	USD	2,755	(88,705)
Square, Inc., Class A	112	07/09/21	USD	250.00	USD	2,731	(37,520)
Stoneco Ltd., Class A	201	07/09/21	USD	70.00	USD	1,348	(10,553)
Tesla, Inc.	22	07/09/21	USD	690.00	USD	1,495	(39,490)
Tesla, Inc.	27	07/09/21	USD	640.00	USD	1,835	(136,012)
Twilio, Inc., Class A	108	07/09/21	USD	365.00	USD	4,257	(354,780)
Twilio, Inc., Class A	103	07/09/21	USD	357.50	USD	4,060	(409,682)
Zynga, Inc., Class A	377	07/09/21	USD	11.50	USD	401	(2,262)
Zynga, Inc., Class A	377	07/09/21	USD	11.00	USD	401	(4,713)
Atlassian Corp. PLC, Class A	34	07/16/21	USD	250.00	USD	873	(38,420)
Bandwidth, Inc., Class A	220	07/16/21	USD	130.00	USD	3,034	(216,700)
C3.AI, Inc., Class A	198	07/16/21	USD	65.00	USD	1,238	(43,065)
C3.AI, Inc., Class A	528	07/16/21	USD	70.00	USD	3,302	(54,120)
Chegg, Inc.	301	07/16/21	USD	85.00	USD	2,502	(51,170)
Cloudflare, Inc., Class A	424	07/16/21	USD	75.00	USD	4,488	(1,313,340)
Crowdstrike Holdings, Inc., Class A	70	07/16/21	USD	240.00	USD	1,759	(105,875)
Dlocal Ltd., Class A	300	07/16/21	USD	50.00	USD	1,576	(135,000)
Elastic NV	256	07/16/21	USD	125.00	USD	3,731	(554,240)
Eventbrite, Inc., Class A	1,079	07/16/21	USD	22.50	USD	2,050	(8,093)
Eventbrite, Inc., Class A	1,167	07/16/21	USD	20.00	USD	2,217	(46,680)
Farfetch Ltd., Class A	423	07/16/21	USD	46.00	USD	2,130	(214,672)
Five9, Inc.	422	07/16/21	USD	180.00	USD	7,739	(305,950)
Grid Dynamics Holdings, Inc.	1,175	07/16/21	USD	17.50	USD	1,766	(23,500)
Lightspeed Pos Inc.	975	07/16/21	CAD	96.00	CAD	10,116	(721,654)
Lyft, Inc., Class A	225	07/16/21	USD	57.50	USD	1,361	(86,063)
MACOM Technology Solutions Holdings, Inc.	466	07/16/21	USD	65.00	USD	2,986	(74,560)
MercadoLibre, Inc.	23	07/16/21	USD	1,450.00	USD	3,583	(275,425)
Monolithic Power Systems, Inc.	130	07/16/21	USD	331.00	USD	4,855	(566,905)
Ozon Holdings PLC	867	07/16/21	USD	60.00	USD	5,082	(95,370)
Pagseguro Digital Ltd., Class A	310	07/16/21	USD	52.50	USD	1,734	(131,750)
Pagseguro Digital Ltd., Class A	450	07/16/21	USD	45.50	USD	2,516	(471,991)
Procore Technologies, Inc.	186	07/16/21	USD	90.00	USD	1,766	(115,320)
Qorvo, Inc.	248	07/16/21	USD	185.00	USD	4,852	(296,360)
Roku, Inc.	80	07/16/21	USD	335.00	USD	3,674	(996,800)
Shift4 Payments, Inc., Class A	400	07/16/21	USD	110.00	USD	3,749	(9,000)
Shoals Technologies Group, Inc., Class A	567	07/16/21	USD	25.00	USD	2,013	(595,350)
Snap, Inc., Class A	1,063	07/16/21	USD	60.00	USD	7,243	(914,180)
Square, Inc., Class A	100	07/16/21	USD	220.00	USD	2,438	(250,000)
Square, Inc., Class A	157	07/16/21	USD	240.00	USD	3,828	(157,785)
Stoneco Ltd., Class A	492	07/16/21	USD	67.50	USD	3,299	(94,710)
Synopsys, Inc.	190	07/16/21	USD	250.00	USD	5,240	(499,700)
Tesla, Inc.	89	07/16/21	USD	730.00	USD	6,049	(103,017)
Tesla, Inc.	22	07/16/21	USD	650.00	USD	1,495	(104,995)
Tesla, Inc.	47	07/16/21	USD	630.00	USD	3,195	(297,745)
Twilio, Inc., Class A	205	07/16/21	USD	330.00	USD	8,080	(1,331,987)
Unity Software, Inc.	313	07/16/21	USD	105.00	USD	3,438	(215,970)
Wix.Com Ltd.	113	07/16/21	USD	240.00	USD	3,280	(564,435)
Zendesk, Inc.	304	07/16/21	USD	145.00	USD	4,388	(101,840)
ZoomInfo Technologies, Inc., Class A	769	07/16/21	USD	45.00	USD	4,012	(557,525)
Zscaler, Inc.	165	07/16/21	USD	210.00	USD	3,565	(156,750)
Zynga, Inc., Class A	2,073	07/16/21	USD	11.00	USD	2,204	(40,424)
Cloudflare, Inc., Class A	322	07/23/21	USD	97.00	USD	3,408	(330,855)
Coupa Software, Inc.	81	07/23/21	USD	250.00	USD	2,123	(151,470)
Cree, Inc.	218	07/23/21	USD	102.00	USD	2,135	(51,230)
Crowdstrike Holdings, Inc., Class A	91	07/23/21	USD	232.50	USD	2,287	(199,972)
Lyft, Inc., Class A	515	07/23/21	USD	61.00	USD	3,115	(117,420)
Marvell Technology Inc.	638	07/23/21	USD	51.00	USD	3,721	(457,765)
MercadoLibre, Inc.	23	07/23/21	USD	1,410.00	USD	3,583	(369,725)
MongoDB, Inc.	40	07/23/21	USD	340.00	USD	1,446	(119,000)
MongoDB, Inc.	23	07/23/21	USD	400.00	USD	831	(12,765)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	125

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Okta, Inc.	80	07/23/21	USD	230.00	USD	1,957	$(146,200)
Roku, Inc.	29	07/23/21	USD	365.00	USD	1,332	(276,732)
Roku, Inc.	59	07/23/21	USD	375.00	USD	2,710	(506,515)
Snap, Inc., Class A	1,020	07/23/21	USD	64.50	USD	6,950	(665,550)
Square, Inc., Class A	158	07/23/21	USD	237.50	USD	3,852	(210,535)
Square, Inc., Class A	359	07/23/21	USD	255.00	USD	8,752	(195,655)
Stoneco Ltd., Class A	104	07/23/21	USD	68.00	USD	697	(22,620)
Tesla, Inc.	34	07/23/21	USD	680.00	USD	2,311	(129,285)
Twilio, Inc., Class A	57	07/23/21	USD	347.50	USD	2,247	(294,262)
Twilio, Inc., Class A	120	07/23/21	USD	380.00	USD	4,730	(309,300)
Farfetch Ltd., Class A	500	07/26/21	USD	45.00	USD	2,518	(309,339)
Atlassian Corp. PLC, Class A	34	07/30/21	USD	275.00	USD	873	(22,780)
Cloudflare, Inc., Class A	450	07/30/21	USD	102.00	USD	4,763	(357,750)
Cree, Inc.	413	07/30/21	USD	99.00	USD	4,045	(171,395)
Crowdstrike Holdings, Inc., Class A	99	07/30/21	USD	232.50	USD	2,488	(235,372)
Farfetch Ltd., Class A	820	07/30/21	USD	52.00	USD	4,130	(202,764)
Lyft, Inc., Class A	249	07/30/21	USD	60.50	USD	1,506	(75,696)
Marvell Technology Inc.	810	07/30/21	USD	52.00	USD	4,725	(546,750)
MercadoLibre, Inc.	16	07/30/21	USD	1,520.00	USD	2,492	(136,960)
MongoDB, Inc.	77	07/30/21	USD	350.00	USD	2,784	(198,660)
Okta, Inc.	85	07/30/21	USD	250.00	USD	2,080	(67,363)
Roku, Inc.	79	07/30/21	USD	445.00	USD	3,628	(275,117)
Snap, Inc., Class A	1,324	07/30/21	USD	65.00	USD	9,022	(877,150)
Square, Inc., Class A	358	07/30/21	USD	255.00	USD	8,728	(247,020)
Synopsys, Inc.	140	07/30/21	USD	277.50	USD	3,861	(89,600)
Tesla, Inc.	89	07/30/21	USD	690.00	USD	6,049	(362,675)
Tesla, Inc.	89	07/30/21	USD	665.00	USD	6,049	(477,485)
Twilio, Inc., Class A	205	07/30/21	USD	340.00	USD	8,080	(1,224,362)
ZoomInfo Technologies, Inc., Class A	718	07/30/21	USD	50.25	USD	3,746	(266,330)
Zscaler, Inc.	139	07/30/21	USD	210.00	USD	3,003	(172,707)
Zynga, Inc., Class A	304	07/30/21	USD	11.00	USD	323	(10,184)
Shoals Technologies Group, Inc., Class A	524	08/03/21	USD	31.25	USD	1,860	(279,930)
Coupa Software, Inc.	79	08/06/21	USD	265.00	USD	2,071	(98,750)
Cree, Inc.	414	08/06/21	USD	103.00	USD	4,054	(114,885)
Farfetch Ltd., Class A	420	08/06/21	USD	44.50	USD	2,115	(291,170)
Lyft, Inc., Class A	109	08/06/21	USD	64.50	USD	659	(22,618)
Marvell Technology Inc.	354	08/06/21	USD	59.00	USD	2,065	(71,862)
MercadoLibre, Inc.	66	08/06/21	USD	1,600.00	USD	10,281	(412,500)
Okta, Inc.	85	08/06/21	USD	255.00	USD	2,080	(60,563)
Square, Inc., Class A	210	08/06/21	USD	267.50	USD	5,120	(137,025)
Stoneco Ltd., Class A	401	08/06/21	USD	73.00	USD	2,689	(62,155)
Zendesk, Inc.	300	08/06/21	USD	146.00	USD	4,330	(145,017)
Marvell Technology Inc.	884	08/13/21	USD	54.95	USD	5,156	(405,535)
Ozon Holdings PLC	868	08/13/21	USD	61.00	USD	5,088	(156,993)
Wix.Com Ltd.	140	08/16/21	USD	303.00	USD	4,064	(203,535)
Atlassian Corp. PLC, Class A	65	08/20/21	USD	270.00	USD	1,670	(70,200)
Avalara, Inc.	212	08/20/21	USD	150.00	USD	3,430	(367,820)
Bandwidth, Inc., Class A	180	08/20/21	USD	135.00	USD	2,483	(194,400)
C3.AI, Inc., Class A	808	08/20/21	USD	75.00	USD	5,052	(177,760)
Chegg, Inc.	468	08/20/21	USD	85.00	USD	3,890	(224,640)
Cloudflare, Inc., Class A	190	08/20/21	USD	85.00	USD	2,011	(424,175)
Crowdstrike Holdings, Inc., Class A	99	08/20/21	USD	260.00	USD	2,488	(117,563)
Dlocal Ltd., Class A	500	08/20/21	USD	60.00	USD	2,627	(140,000)
Elastic NV	256	08/20/21	USD	150.00	USD	3,731	(181,760)
Farfetch Ltd., Class A	798	08/20/21	USD	55.00	USD	4,019	(253,365)
Five9, Inc.	86	08/20/21	USD	195.00	USD	1,577	(60,200)
Grid Dynamics Holdings, Inc.	1,175	08/20/21	USD	20.00	USD	1,766	(52,875)
Lattice Semiconductor Corp.	744	08/20/21	USD	55.00	USD	4,180	(357,120)
Lightspeed Pos Inc.	978	08/20/21	CAD	105.00	CAD	10,147	(674,564)
Lyft, Inc., Class A	216	08/20/21	USD	60.00	USD	1,306	(100,440)
MACOM Technology Solutions Holdings, Inc.	397	08/20/21	USD	60.00	USD	2,544	(285,840)
MACOM Technology Solutions Holdings, Inc.	100	08/20/21	USD	70.00	USD	641	(25,750)

126	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Marvell Technology Inc.	1,246	08/20/21	USD	52.50	USD	7,268	$(825,475)
MongoDB, Inc.	22	08/20/21	USD	370.00	USD	795	(49,280)
Monolithic Power Systems, Inc.	145	08/20/21	USD	370.00	USD	5,415	(329,150)
Pagseguro Digital Ltd., Class A	250	08/20/21	USD	47.50	USD	1,398	(232,500)
Pagseguro Digital Ltd., Class A	195	08/20/21	USD	60.00	USD	1,090	(41,438)
Qorvo, Inc.	240	08/20/21	USD	195.00	USD	4,696	(265,200)
Shift4 Payments, Inc., Class A	444	08/20/21	USD	105.00	USD	4,161	(166,500)
Snap, Inc., Class A	1,460	08/20/21	USD	65.00	USD	9,948	(1,109,600)
Tesla, Inc.	82	08/20/21	USD	690.00	USD	5,574	(422,505)
TuSimple Holdings, Inc.	534	08/20/21	USD	45.00	USD	3,804	(1,495,200)
TuSimple Holdings, Inc.	400	08/20/21	USD	60.00	USD	2,850	(684,000)
Twilio, Inc., Class A	120	08/20/21	USD	380.00	USD	4,730	(447,600)
Unity Software, Inc.	410	08/20/21	USD	105.00	USD	4,503	(440,750)
Zscaler, Inc.	89	08/20/21	USD	220.00	USD	1,923	(91,448)
Zynga, Inc., Class A	376	08/20/21	USD	12.00	USD	400	(11,468)
Zynga, Inc., Class A	1,700	08/20/21	USD	11.00	USD	1,807	(92,650)

							$(40,499,688)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Adyen NV	UBS AG	4,500	07/07/21	EUR	1,963.56	EUR	9,272	$(604,987)
Soitec SA	UBS AG	6,050	07/07/21	EUR	171.15	EUR	1,125	(108,244)
BE Semiconductor Industries NV	Goldman Sachs International	46,300	07/08/21	EUR	63.52	EUR	3,312	(463,723)
Delivery Hero AG	Morgan Stanley & Co. International PLC	58,100	07/08/21	EUR	116.89	EUR	6,472	(48,071)
Gmo Payment Gateway Inc.	Goldman Sachs International	31,400	07/08/21	JPY	13,423.22	JPY	454,358	(297,247)
Silergy Corp.	UBS AG	49,000	07/08/21	USD	3,734.30	USD	185,710	(274,342)
Xero Ltd	JPMorgan Chase Bank N.A.	3,200	07/08/21	AUD	126.36	AUD	439	(26,928)
Endava PLC	Bank of America N.A.	16,600	07/09/21	USD	89.75	USD	1,882	(392,296)
Trade Desk, Inc., Class A	Morgan Stanley & Co. LLC	36,000	07/09/21	USD	61.50	USD	2,785	(579,600)
Avalara, Inc	Citibank N.A.	15,900	07/13/21	USD	136.58	USD	2,573	(402,217)
Freee KK	JPMorgan Chase Bank N.A.	59,600	07/14/21	JPY	8,705.52	JPY	608,516	(802,677)
Ming Yuan Cloud Group Holdings Ltd.	JPMorgan Chase Bank N.A.	737,000	07/14/21	HKD	41.18	HKD	28,411	(70,489)
Altium Ltd.	Goldman Sachs International	100,000	07/15/21	AUD	28.90	AUD	3,669	(586,173)
Endava PLC	Credit Suisse International	16,200	07/15/21	USD	94.77	USD	1,837	(301,555)
Samsung Sdi Ltd.	JPMorgan Chase Bank N.A.	11,600	07/15/21	USD	634,811.95	USD	8,096,800	(664,054)
Weimob Inc.	JPMorgan Chase Bank N.A.	469,000	07/15/21	HKD	19.26	HKD	8,029	(22,133)
CoStar Group, Inc.	J.P. Morgan Securities LLC	26,000	07/16/21	USD	86.00	USD	2,153	(23,400)
Trade Desk, Inc., Class A	Morgan Stanley & Co. LLC	51,000	07/16/21	USD	59.00	USD	3,945	(946,050)
TuSimple Holdings, Inc.	Jane Street Execution Services, LLC	40,900	07/16/21	USD	45.00	USD	2,914	(1,124,750)
Endava PLC	Bank of America N.A.	27,300	07/20/21	USD	107.02	USD	3,095	(192,464)
Locaweb Servicos de Internet SA	Morgan Stanley & Co. International PLC	1,202,600	07/20/21	USD	25.74	USD	32,542	(500,618)
Magazine Luiza SA	Morgan Stanley & Co. International PLC	2,216,200	07/20/21	USD	21.85	USD	46,873	(214,351)
Ncsoft Corp.	Morgan Stanley & Co. International PLC	5,400	07/20/21	USD	873,650.29	USD	4,428,000	(26,725)
Rakus Ltd.	JPMorgan Chase Bank N.A.	146,300	07/20/21	JPY	2,122.91	JPY	444,021	(1,181,231)
Shop Apotheke Europe NV	Morgan Stanley & Co. International PLC	18,500	07/20/21	EUR	160.50	EUR	2,930	(145,860)
Soitec SA	UBS AG	10,500	07/20/21	EUR	171.44	EUR	1,952	(188,925)
Five9, Inc.	Barclays Bank PLC	8,600	07/21/21	USD	173.92	USD	1,577	(102,478)
Lattice Semiconductor Corp.	UBS AG	38,900	07/26/21	USD	52.96	USD	2,185	(164,112)
Asm International NV	Goldman Sachs International	16,500	07/27/21	EUR	273.55	EUR	4,571	(231,713)
BE Semiconductor Industries NV	Credit Suisse International	39,300	07/27/21	EUR	74.53	EUR	2,812	(56,684)
Gmo Payment Gateway Inc.	Goldman Sachs International	36,200	07/27/21	JPY	13,409.10	JPY	523,814	(401,823)
Weimob Inc.	Citibank N.A.	3,300,000	07/27/21	HKD	17.92	HKD	56,496	(452,020)
Xero Ltd.	UBS AG	35,500	07/27/21	AUD	134.26	AUD	4,867	(205,758)
Endava PLC	UBS AG	22,000	07/28/21	USD	115.83	USD	2,494	(51,401)
Avalara, Inc.	Citibank N.A.	15,900	07/29/21	USD	137.21	USD	2,573	(402,067)
Soitec SA	UBS AG	10,500	07/29/21	EUR	195.80	EUR	1,952	(16,790)
Weimob Inc.	Morgan Stanley & Co. International PLC	2,164,000	07/29/21	HKD	18.67	HKD	37,048	(239,717)
Lattice Semiconductor Corp.	Morgan Stanley & Co. International PLC	38,900	07/30/21	USD	55.28	USD	2,185	(114,895)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	127

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value

Call (continued)
TUYA, Inc., ADR	JPMorgan Chase Bank N.A.	50,000	08/03/21	USD	25.16	USD	1,225	$(166,500)
Endava PLC	Credit Suisse International	18,800	08/04/21	USD	105.45	USD	2,132	(167,642)
Shop Apotheke Europe NV	Goldman Sachs International	13,900	08/04/21	EUR	176.01	EUR	2,202	(63,138)
Silergy Corp.	Morgan Stanley & Co. International PLC	76,000	08/04/21	USD	3,639.60	USD	288,040	(934,552)
Xero Ltd.	Goldman Sachs International	39,000	08/04/21	AUD	143.27	AUD	5,347	(135,019)
Altium Ltd.	Goldman Sachs International	176,800	08/05/21	AUD	37.61	AUD	6,487	(169,528)
Freee KK	JPMorgan Chase Bank N.A.	41,100	08/05/21	JPY	10,594.50	JPY	419,631	(215,803)
Kakao Corp.	Morgan Stanley & Co. International PLC	50,200	08/05/21	USD	164,850.00	USD	8,182,600	(377,654)
Kingdee International Software Group	JPMorgan Chase Bank N.A.	1,284,000	08/05/21	HKD	29.53	HKD	33,833	(152,479)
Lasertec Corp.	JPMorgan Chase Bank N.A.	68,000	08/05/21	JPY	23,278.50	JPY	1,468,120	(451,971)
Rakus Ltd.	JPMorgan Chase Bank N.A.	112,300	08/05/21	JPY	2,857.76	JPY	340,831	(273,601)
Delivery Hero SE	Goldman Sachs International	13,400	08/10/21	EUR	116.97	EUR	1,493	(49,561)
Freee KK	JPMorgan Chase Bank N.A.	41,100	08/10/21	JPY	10,594.50	JPY	419,631	(235,126)
Lasertec Corp.	UBS AG	23,800	08/10/21	JPY	23,101.30	JPY	513,842	(110,859)
Rakus Ltd.	Goldman Sachs International	112,300	08/10/21	JPY	2,857.76	JPY	340,831	(285,827)
Samsung Sdi Ltd.	JPMorgan Chase Bank N.A.	10,300	08/11/21	USD	710,700.00	USD	7,189,400	(227,904)
Shop Apotheke Europe NV	Morgan Stanley & Co. International PLC	13,900	08/11/21	EUR	176.01	EUR	2,202	(74,652)
Kakao Corp.	UBS AG	26,500	08/12/21	USD	169,060.00	USD	4,319,500	(179,569)
Kingdee International Software Group	Citibank N.A.	786,000	08/12/21	HKD	28.71	HKD	20,711	(121,864)
Ming Yuan Cloud Group Holdings Ltd.	JPMorgan Chase Bank N.A.	736,000	08/12/21	HKD	43.49	HKD	28,373	(131,708)
Soitec SA	Barclays Bank PLC	13,600	08/12/21	EUR	195.06	EUR	2,528	(69,377)
Shop Apotheke Europe NV	Goldman Sachs International	13,900	08/16/21	EUR	176.01	EUR	2,202	(64,892)
Freee KK	UBS AG	57,500	08/18/21	JPY	10,924.70	JPY	587,075	(118,847)
Soitec SA	UBS AG	13,600	08/18/21	EUR	195.06	EUR	2,528	(77,306)
C3.AI, Inc., Class A	Morgan Stanley & Co. International PLC	24,400	08/20/21	USD	61.87	USD	1,526	(146,422)
CoStar Group, Inc.	J.P. Morgan Securities LLC	28,000	08/20/21	USD	95.00	USD	2,319	(62,300)

								$(17,692,669)

Balances Reported in the Consolidated Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value

Options Written	$	N/A	$	N/A	$2,368,288	$ (33,551,721)	$ (58,192,357)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$58,192,357	$—	$—	$—	$58,192,357

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Consolidated Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from
Options written	$—	$—	$(18,711,994)	$—	$—	$—	$(18,711,994)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$(4,652,312)	$—	$—	$—	$(4,652,312)

128	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$36,847,856

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Options	$—	$58,192,357

Total derivative assets and liabilities in the Consolidated Statements of Assets and Liabilities	—	58,192,357

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(40,499,688)

Total derivative assets and liabilities subject to an MNA	$—	$17,692,669

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)

Bank of America N.A.	$584,760	$—	$—	$(584,760)	$—

Barclays Bank PLC	171,855	—	—	—	171,855

Citibank N.A.	1,378,168	—	—	(1,378,168)	—

Credit Suisse International	525,881	—	—	(525,881)	—

Goldman Sachs International	2,748,644	—	—	(2,748,644)	—

J.P. Morgan Securities LLC	85,700	—	—	—	85,700

Jane Street Execution Services, LLC	1,124,750	—	—	—	1,124,750

JPMorgan Chase Bank N.A.	4,622,604	—	—	(3,790,000)	832,604

Morgan Stanley & Co. International PLC	2,823,517	—	—	(2,530,000)	293,517

Morgan Stanley & Co. LLC	1,525,650	—	—	—	1,525,650

UBS AG	2,101,140	—	—	(2,101,140)	—

	$17,692,669	$—	$—	$(13,658,593)	$4,034,076

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Consolidated Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Consolidated Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Common Stocks
Automobiles	$61,705,205	$—	$—	$61,705,205
Banks	—	—	119,553,420	119,553,420
Capital Markets	—	12,000,000	—	12,000,000
Diversified Consumer Services	29,601,039	—	17,836,989	47,438,028
Diversified Telecommunication Services	18,391,494	—	—	18,391,494
Electrical Equipment	12,916,391	—	—	12,916,391
Electronic Equipment, Instruments & Components	—	45,328,932	—	45,328,932
Entertainment	86,424,057	44,618,151	—	131,042,208

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	129

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Common Stocks (continued)
Interactive Media & Services	$118,699,889	$110,439,684	$—	$229,139,573
Internet & Direct Marketing Retail	124,201,763	51,355,765	—	175,557,528
IT Services	441,740,187	65,874,535	64,606,338	572,221,060
Multi-line Retail	31,086,596	—	—	31,086,596
Professional Services	14,943,212	—	—	14,943,212
Road & Rail	46,823,856	—	—	46,823,856
Semiconductors & Semiconductor Equipment	241,552,071	200,444,942	—	441,997,013
Software	502,215,346	197,456,930	68,235,806	767,908,082
Specialty Retail	—	—	12,022,388	12,022,388
Preferred Securities
Preferred Stocks	—	42,609,920	600,843,633	643,453,553
Warrants	—	—	469,280	469,280
Short-Term Securities
Money Market Funds	32,067,890	—	—	32,067,890

	$1,762,368,996	$770,128,859	$883,567,854	3,416,065,709

Investments Valued at NAV				4,332,095

				$3,420,397,804

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(37,133,776)	$(21,058,581)	$—	$(58,192,357)

(a)	Derivative financial instruments are options written. Options written are shown at value.

A reconciliation of Level 3 financial instruments is presented when the Trust had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Preferred Stocks	Warrants	Total

Assets
Opening balance, as of December 31, 2020	$116,083,688	$401,750,866	$521,839	$518,356,393
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	18,754,001	—	18,754,001
Net change in unrealized appreciation (depreciation)(a)(b)	113,286,445	130,584,824	(52,559)	243,818,710
Purchases	52,884,808	100,499,946	—	153,384,754
Sales	—	(50,746,004)	—	(50,746,004)

Closing balance, as of June 30, 2021	$282,254,941	$600,843,633	$469,280	$883,567,854

Net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021(b)	$113,286,445	$178,307,965	$(52,559)	$291,541,851

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.
(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at June 30, 2021 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Trust’s Level 3 financial instruments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

Assets
Common Stocks(b)	$282,254,941	Market	Revenue Multiple	5.95x - 46.84x		24.46x
			Volatility	37% - 37%		37%
			Time to Exit	0.3 - 0.3		0.3
			Recent Transactions	—		—
Preferred Stocks(c)(d)	600,843,633	Income	Discount Rate	28%		—

130	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Science and Technology Trust II (BSTZ)

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	(a)	Weighted Average of Unobservable Inputs Based on Fair Value

		Market	Revenue Multiple	2.00x - 46.84x		20.98x
			Volatility	42% - 50%		48%
			Time to Exit	2.6 - 4.0		3.5
			Recent Transactions	—		—
Warrants(e)	469,280	Market	Revenue Multiple	11.00x		—
			Volatility	37%		—
			Time to Exit	0.3		—

	$883,567,854

(a)	A significant change in unobservable input would have resulted in a correlated (inverse) significant change to value.
(b)

For the period end June 30, 2021, the valuation technique for investments classified as Common Stocks amounting to $28,457,836 changed to Current Value Method. The investments were previously valued utilizing Transaction Price approach. The change was due to consideration of the information that was available at the time the investments were valued.

(c)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $101,064,783 changed to Current Value Method. The investments were previously valued utilizing Transaction Price Approach. The change was due to consideration of the information that was available at the time the investments were valued.

(d)

For the period end June 30, 2021, the valuation technique for investments classified as Preferred Stocks amounting to $80,826,742 changed to Transaction Price approach. The investments were previously valued utilizing Current Value Method. The change was due to consideration of the information that was available at the time the investments were valued.

(e)

For the period end June 30, 2021, the valuation technique for investments classified as Warrants amounting to $469,280 changed to Current Value Method. The investments were previously valued utilizing Transaction Price Approach. The change was due to consideration of the information that was available at the time the investments were valued.

See notes to financial statements.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	131

Schedule of Investments (unaudited) June 30, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI) (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Building Products — 9.0%
A O Smith Corp.(a)	76,870	$5,539,252
Johnson Controls International PLC(a)	223,309	15,325,697
Kingspan Group PLC	113,065	10,686,137
Trane Technologies PLC(a)	76,350	14,059,089

		45,610,175

Chemicals — 4.4%
Air Liquide SA	35,489	6,222,995
LG Chem Ltd.	3,500	2,642,814
Linde PLC(b)	27,272	7,885,153
Sika AG, Registered Shares	16,890	5,533,800

		22,284,762

Commercial Services & Supplies(a) — 4.8%
Waste Connections, Inc.	84,800	10,127,664
Waste Management, Inc.	101,500	14,221,165

		24,348,829

Construction & Engineering — 4.0%
Quanta Services, Inc.(a)	78,710	7,128,764
Vinci SA	122,600	13,105,674

		20,234,438

Electric Utilities — 28.9%
American Electric Power Co., Inc.(a)	116,350	9,842,047
Duke Energy Corp.(a)	107,868	10,648,729
Edison International(a)	183,100	10,586,842
EDP - Energias de Portugal SA	1,337,600	7,089,685
Enel SpA	2,776,325	25,800,023
Exelon Corp.(a)	226,358	10,029,923
FirstEnergy Corp.(a)	185,300	6,895,013
Iberdrola SA	1,525,611	18,604,300
Neoenergia SA	1,423,250	4,970,416
NextEra Energy, Inc.(a)(c)	500,480	36,675,174
Xcel Energy, Inc.(a)	76,740	5,055,631

		146,197,783

Electrical Equipment — 9.3%
Ballard Power Systems, Inc.(b)	24,783	449,068
Eaton Corp. PLC(a)	50,690	7,511,244
Prysmian SpA	156,850	5,628,727
Schneider Electric SE	76,282	12,025,441
Sunrun, Inc.(a)(b)	59,250	3,304,965
Vestas Wind Systems A/S	367,200	14,347,243
Xinjiang Goldwind Science & Technology Co. Ltd., Class H	2,357,600	3,683,596

		46,950,284

Electronic Equipment, Instruments & Components — 2.5%
Hexagon AB, B Shares	368,900	5,465,760
Rogers Corp.(a)(b)	21,246	4,266,197
Samsung SDI Co. Ltd.	4,650	2,878,990

		12,610,947

Independent Power and Renewable Electricity Producers — 7.3%
AES Corp.(a)	360,590	9,400,581
China Longyuan Power Group Corp. Ltd., Class H	5,366,000	9,238,699
EDP Renovaveis SA	507,942	11,768,791
Scatec ASA(d)	109,450	2,900,810
Sunnova Energy International, Inc.(a)(b)	87,450	3,293,367

		36,602,248

Security	Shares	Value

Machinery — 2.7%
Atlas Copco AB, B Shares	261,000	$13,745,936

Multi-Utilities — 12.9%
CMS Energy Corp.(a)	162,960	9,627,677
Dominion Energy, Inc.(a)(c)	168,148	12,370,648
National Grid PLC	919,024	11,689,682
Public Service Enterprise Group, Inc.(a)	193,392	11,553,238
RWE AG	401,350	14,551,819
Sempra Energy(a)	42,350	5,610,528

		65,403,592

Oil, Gas & Consumable Fuels — 8.6%
Enterprise Products Partners LP(a)	220,813	5,328,218
Kinder Morgan, Inc.(a)	714,050	13,017,132
TC Energy Corp.	246,250	12,185,362
Williams Cos., Inc.(a)	480,755	12,764,045

		43,294,757

Semiconductors & Semiconductor Equipment — 4.3%
Canadian Solar, Inc.(b)	63,290	2,837,924
First Solar, Inc.(a)(b)	33,284	3,012,535
Infineon Technologies AG	129,750	5,218,968
Maxim Integrated Products, Inc.(a)	51,640	5,440,790
ON Semiconductor Corp.(a)(b)	130,180	4,983,290

		21,493,507

Total Long-Term Investments — 98.7% (Cost: $324,593,340)		498,777,258

Short-Term Securities

Money Market Funds — 1.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.01%(e)(f)	7,971,532	7,971,532

Total Short-Term Securities — 1.6% (Cost: $7,971,532)		7,971,532

Total Investments Before Options Written — 100.3% (Cost: $332,564,872)		506,748,790

Options Written — (0.6)% (Premiums Received: $(3,762,877))		(2,784,872)

Total Investments, Net of Options Written — 99.7% (Cost: $328,801,995)		503,963,918

Other Assets Less Liabilities — 0.3%		1,334,612

Net Assets — 100.0%		$ 505,298,530

(a)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(b)	Non-income producing security.
(c)	All or a portion of the security has been pledged as collateral in connection with outstanding OTC derivatives.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

132	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six-months ended June 30, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 12/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 06/30/21	Shares Held at 06/30/21	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$8,385,590	$—	$(414,058)	(a)	$—	$—	$7,971,532	7,971,532	$840		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	—	(17)	(a)	17	—	—	—	12,630	(c)	—

					$17	$—	$7,971,532		$13,470		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Derivative Financial Instruments Outstanding as of Period End

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Eaton Corporation PLC	74	07/02/21	USD	147.00	USD	1,097	$(12,580)
ON Semiconductor Corp.	180	07/02/21	USD	41.00	USD	689	(1,800)
Eaton Corporation PLC	103	07/09/21	USD	147.00	USD	1,526	(24,978)
Enterprise Products Partners LP	442	07/09/21	USD	24.00	USD	1,067	(15,912)
Johnson Controls International PLC	390	07/09/21	USD	67.50	USD	2,677	(77,025)
Kinder Morgan, Inc.	599	07/09/21	USD	18.50	USD	1,092	(6,889)
Kinder Morgan, Inc.	426	07/13/21	USD	18.10	USD	777	(17,140)
A O Smith Corp.	269	07/16/21	USD	70.00	USD	1,938	(67,922)
AES Corp.	437	07/16/21	USD	26.00	USD	1,139	(26,220)
American Electric Power Co., Inc.	407	07/16/21	USD	85.00	USD	3,443	(35,612)
CMS Energy Corp.	251	07/16/21	USD	65.00	USD	1,483	(1,255)
Dominion Energy, Inc.	270	07/16/21	USD	77.50	USD	1,986	(2,025)
Duke Energy Corp.	179	07/16/21	USD	102.05	USD	1,767	(3,491)
Edison International	186	07/16/21	USD	60.00	USD	1,075	(1,395)
Enterprise Products Partners LP	80	07/16/21	USD	23.75	USD	193	(5,314)
Exelon Corp.	293	07/16/21	USD	46.00	USD	1,298	(5,860)
Exelon Corp.	235	07/16/21	USD	47.00	USD	1,041	(2,350)
FirstEnergy Corp.	648	07/16/21	USD	39.00	USD	2,411	(6,480)
Kinder Morgan, Inc.	408	07/16/21	USD	19.00	USD	744	(3,468)
NextEra Energy, Inc.	861	07/16/21	USD	75.00	USD	6,309	(45,202)
Public Service Enterprise Group, Inc.	233	07/16/21	USD	62.25	USD	1,392	(2,500)
Quanta Services, Inc.	168	07/16/21	USD	95.00	USD	1,522	(7,980)
Rogers Corp.	37	07/16/21	USD	190.00	USD	743	(44,585)
Sempra Energy	79	07/16/21	USD	140.00	USD	1,047	(1,185)
Sempra Energy	69	07/16/21	USD	145.00	USD	914	(345)
Sunnova Energy International, Inc.	306	07/16/21	USD	35.00	USD	1,152	(113,220)
Sunrun, Inc.	207	07/16/21	USD	55.00	USD	1,155	(74,520)
TC Energy Corp.	455	07/16/21	CAD	62.00	CAD	2,791	(17,619)
Trane Technologies PLC	122	07/16/21	USD	190.00	USD	2,247	(10,980)
Waste Connections, Inc.	112	07/16/21	USD	125.01	USD	1,338	(2,555)
Waste Management, Inc.	173	07/16/21	USD	145.00	USD	2,424	(5,623)
Xcel Energy, Inc.	143	07/16/21	USD	70.00	USD	942	(1,430)
Enterprise Products Partners LP	250	07/23/21	USD	25.50	USD	603	(2,125)
First Solar, Inc.	35	07/23/21	USD	83.00	USD	317	(29,312)
Johnson Controls International PLC	391	07/23/21	USD	67.50	USD	2,683	(85,042)
Williams Cos., Inc.	1,267	07/23/21	USD	28.50	USD	3,364	(12,670)
Kinder Morgan, Inc.	533	07/30/21	USD	19.00	USD	972	(10,660)
ON Semiconductor Corp.	275	07/30/21	USD	39.50	USD	1,053	(26,812)
Kinder Morgan, Inc.	533	08/06/21	USD	18.50	USD	972	(23,186)
Edison International	454	08/13/21	USD	59.00	USD	2,625	(28,322)

S C H E D U L E O F I N V E S T M E N T S	133

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Exchange-Traded Options Written (continued)

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
AES Corp.	825	08/20/21	USD	26.00	USD	2,151	$(88,687)
CMS Energy Corp.	319	08/20/21	USD	62.00	USD	1,885	(17,353)
Dominion Energy, Inc.	318	08/20/21	USD	77.50	USD	2,340	(17,490)
Duke Energy Corp.	198	08/20/21	USD	105.00	USD	1,955	(9,405)
Exelon Corp.	244	08/20/21	USD	47.00	USD	1,081	(8,540)
Exelon Corp.	20	08/20/21	USD	47.25	USD	89	(775)
First Solar, Inc.	80	08/20/21	USD	85.00	USD	724	(74,000)
Maxim Integrated Products, Inc.	180	08/20/21	USD	105.00	USD	1,896	(84,600)
NextEra Energy, Inc.	890	08/20/21	USD	75.00	USD	6,522	(142,400)
Public Service Enterprise Group, Inc.	443	08/20/21	USD	61.28	USD	2,646	(43,225)
Quanta Services, Inc.	107	08/20/21	USD	95.00	USD	969	(25,145)
Rogers Corp.	37	08/20/21	USD	200.00	USD	743	(47,545)
TC Energy Corp.	406	08/20/21	CAD	64.00	CAD	2,490	(19,652)
Trane Technologies PLC	145	08/20/21	USD	190.00	USD	2,670	(58,000)
Waste Connections, Inc.	184	08/20/21	USD	124.95	USD	2,198	(14,592)
Waste Management, Inc.	182	08/20/21	USD	140.00	USD	2,550	(71,890)
Williams Cos., Inc.	415	08/20/21	USD	27.00	USD	1,102	(31,125)

							$(1,618,013)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
Enel SpA	Credit Suisse International	437,000	07/07/21	EUR	8.20	EUR	3,425	$(685)
Infineon Technologies AG	Credit Suisse International	28,600	07/07/21	EUR	33.71	EUR	970	(23,124)
Kingspan Group PLC	UBS AG	39,500	07/07/21	EUR	79.96	EUR	3,148	(43,517)
Vinci SA	UBS AG	24,800	07/07/21	EUR	95.61	EUR	2,236	(1,135)
EDP Renovaveis SA	Credit Suisse International	81,900	07/08/21	EUR	19.89	EUR	1,600	(25,612)
Prysmian SpA	Credit Suisse International	54,800	07/08/21	EUR	29.17	EUR	1,658	(77,152)
Schneider Electric SE	Morgan Stanley & Co. International PLC	17,100	07/08/21	EUR	131.89	EUR	2,273	(43,963)
Vestas Wind Systems	Morgan Stanley & Co. International PLC	37,800	07/08/21	DKK	237.68	DKK	9,262	(62,373)
Xcel Energy, Inc.	Barclays Bank PLC	12,500	07/13/21	USD	71.00	USD	824	(107)
Atlas Copco, Class B	UBS AG	1,500	07/14/21	SEK	444.16	SEK	676	(2,118)
Hexagon, Class B	Credit Suisse International	53,200	07/14/21	SEK	124.32	SEK	6,746	(21,379)
Iberdrola SA	Credit Suisse International	48,600	07/14/21	EUR	10.89	EUR	500	(98)
Linde PLC	Credit Suisse International	4,800	07/14/21	EUR	249.21	EUR	1,170	(5,325)
Neoenergia SA	Credit Suisse International	249,100	07/14/21	USD	19.40	USD	4,327	(60)
RWE AG	Goldman Sachs International	18,100	07/14/21	EUR	31.42	EUR	553	(4,792)
Sika AG, Registered Shares	UBS AG	3,400	07/14/21	CHF	297.57	CHF	1,031	(27,414)
Atlas Copco, Class B	Credit Suisse International	32,300	07/15/21	SEK	442.46	SEK	14,558	(50,870)
Enel SpA	Goldman Sachs International	276,700	07/15/21	EUR	8.10	EUR	2,169	(5,366)
Iberdrola SA	Credit Suisse International	242,700	07/15/21	EUR	10.77	EUR	2,496	(2,073)
Infineon Technologies AG	Credit Suisse International	16,800	07/15/21	EUR	33.76	EUR	570	(17,276)
RWE AG	Goldman Sachs International	40,500	07/15/21	EUR	31.56	EUR	1,238	(9,050)
Samsung Sdi Ltd.	JPMorgan Chase Bank N.A.	1,500	07/15/21	USD	634,811.95	USD	1,045,863	(85,869)
Vestas Wind Systems	Morgan Stanley & Co. International PLC	80,000	07/15/21	DKK	247.48	DKK	19,602	(80,464)
Atlas Copco, Class B	Credit Suisse International	57,500	07/20/21	SEK	438.82	SEK	25,917	(113,211)
EDP Renovaveis SA	Goldman Sachs International	61,300	07/20/21	EUR	19.84	EUR	1,198	(38,123)
EDP-Energias de Portugal SA	Goldman Sachs International	260,100	07/20/21	EUR	4.56	EUR	1,163	(19,316)
RWE AG	Credit Suisse International	81,800	07/20/21	EUR	31.00	EUR	2,501	(42,556)
Schneider Electric SE	UBS AG	9,500	07/20/21	EUR	133.32	EUR	1,263	(26,703)
Neoenergia SA	Credit Suisse International	249,100	07/21/21	USD	19.40	USD	4,327	(309)
LG Chem Ltd.	UBS AG	1,000	07/27/21	USD	843,586.66	USD	850,344	(33,004)
Linde PLC	Goldman Sachs International	4,700	07/27/21	EUR	247.34	EUR	1,146	(13,466)
Air Liquide SA	Credit Suisse International	12,400	07/29/21	EUR	147.20	EUR	1,834	(39,857)
EDP Renovaveis SA	Credit Suisse International	34,500	07/29/21	EUR	19.89	EUR	674	(25,940)
Enel SpA	Credit Suisse International	258,000	07/29/21	EUR	8.18	EUR	2,022	(917)
National Grid PLC	Credit Suisse International	186,700	07/29/21	GBP	9.53	GBP	1,717	(9,739)
Sika AG, Registered Shares	UBS AG	2,600	07/29/21	CHF	303.85	CHF	788	(16,394)
Hexagon, Class B	JPMorgan Chase Bank N.A.	75,600	08/04/21	SEK	127.99	SEK	9,586	(25,067)

134	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

OTC Options Written (continued)

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call (continued)
Vinci SA	Goldman Sachs International	18,100	08/04/21	EUR	95.06	EUR	1,632	$(15,701)
Xinjiang Goldwind Science And Technology Ltd.	Citibank N.A.	425,000	08/04/21	HKD	13.36	HKD	5,156	(8,065)
EDP-Energias de Portugal SA	Goldman Sachs International	208,000	08/05/21	EUR	4.66	EUR	930	(15,901)
National Grid PLC	Credit Suisse International	135,000	08/11/21	GBP	9.34	GBP	1,241	(27,306)
Xinjiang Goldwind Science And Technology Ltd.	JPMorgan Chase Bank N.A.	400,000	08/11/21	HKD	13.64	HKD	4,852	(7,780)
Scatec ASA	Credit Suisse International	38,300	08/12/21	NOK	258.83	NOK	8,740	(27,561)
Iberdrola SA	Credit Suisse International	242,600	08/18/21	EUR	10.04	EUR	2,495	(70,121)

								$(1,166,859)

Balances Reported in the Statements of Assets and Liabilities for Options Written

Description	Swap Premiums Paid		Swap Premiums Received		Unrealized Appreciation	Unrealized Depreciation	Value
Options Written	$	N/A	$	N/A	$1,527,419	$(549,414)	$(2,784,872)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Options written
Options written at value	$—	$—	$2,784,872	$—	$—	$—	$2,784,872

For the six months ended June 30, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from
Options written	$—	$—	$(6,184,734)	$—	$—	$—	$(6,184,734)

Net Change in Unrealized Appreciation (Depreciation) on
Options written	$—	$—	$2,740,627	$—	$—	$—	$2,740,627

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Options
Average value of option contracts written	$4,294,068

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	135

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Derivative Financial Instruments — Offsetting as of Period End

The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments
Options	$—	$2,784,872

Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	2,784,872

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	(1,618,013)

Total derivative assets and liabilities subject to an MNA	$—	$1,166,859

The following table presents the Trust’s derivative liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral pledged by the Trust:

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities	(b)
Barclays Bank PLC	$107	$—	$—	$(107)	$—
Citibank N.A.	8,065	—	—	—	8,065
Credit Suisse International	581,171	—	(182,942)	—	398,229
Goldman Sachs International	121,715	—	—	(121,715)	—
JPMorgan Chase Bank N.A.	118,716	—	(107,910)	—	10,806
Morgan Stanley & Co. International PLC	186,800	—	(186,800)	—	—
UBS AG	150,285	—	—	(33,500)	116,785

	$1,166,859	$—	$(477,652)	$(155,322)	$533,885

(a)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(b)

Net amount represents the net amount payable due to counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Building Products	$34,924,038	$10,686,137	$—	$45,610,175
Chemicals	—	22,284,762	—	22,284,762
Commercial Services & Supplies	24,348,829	—	—	24,348,829
Construction & Engineering	7,128,764	13,105,674	—	20,234,438
Electric Utilities	101,793,460	44,404,323	—	146,197,783
Electrical Equipment	11,265,277	35,685,007	—	46,950,284
Electronic Equipment, Instruments & Components	9,731,957	2,878,990	—	12,610,947
Independent Power and Renewable Electricity Producers	24,462,739	12,139,509	—	36,602,248
Machinery	—	13,745,936	—	13,745,936
Multi-Utilities	39,162,091	26,241,501	—	65,403,592
Oil, Gas & Consumable Fuels	43,294,757	—	—	43,294,757
Semiconductors & Semiconductor Equipment	16,274,539	5,218,968	—	21,493,507
Short-Term Securities
Money Market Funds	7,971,532	—	—	7,971,532

	$320,357,983	$186,390,807	$—	$506,748,790

136	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) June 30, 2021	BlackRock Utilities, Infrastructure & Power Opportunities Trust (BUI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(1,482,746)	$(1,302,126)	$—	$(2,784,872)

(a)	Derivative financial instruments are options written. Options written are shown at value.

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	137

Statements of Assets and Liabilities (unaudited)

June 30, 2021

	BGR	CII	BDJ	BOE

ASSETS
Investments, at value — unaffiliated(a)	$297,155,117	$945,129,794	$1,904,510,771	$847,450,791
Investments, at value — affiliated(b)	2,837,978	12,748,208	48,566,704	5,226,715
Cash	—	345,228	214,318	58,596
Cash pledged:
Collateral — exchange-traded options written	—	—	—	4,880,000
Collateral — OTC derivatives	—	420,000	—	657,630
Foreign currency, at value(c)	18,448	—	1,988	—
Receivables:
Investments sold	570,168	—	7,750,461	—
Options written	139,914	164,228	901,746	1,205,287
Dividends — unaffiliated	750,942	839,951	1,910,792	1,984,137
Dividends — affiliated	25	126	302	40

Total assets	301,472,592	959,647,535	1,963,857,082	861,463,196

LIABILITIES
Bank overdraft	9,230	—	—	—
Foreign bank overdraft(d)	—	—	—	536,438
Options written, at value(e)	2,803,335	11,763,153	13,785,732	8,541,611
Payables:
Investments purchased	901,653	—	3,347,641	—
Income dividend distributions	57,746	218,327	318,166	147,027
Investment advisory fees	241,905	658,681	1,291,384	579,943
Trustees’ and Officer’s fees	585,667	286,709	1,246,528	859,373
Options written	138,426	324,089	581,097	436,966
Other accrued expenses	229,178	238,679	531,700	392,291

Total liabilities	4,967,140	13,489,638	21,102,248	11,493,649

NET ASSETS	$296,505,452	$946,157,897	$1,942,754,834	$849,969,547

NET ASSETS CONSIST OF
Paid-in capital(f)(g)(h)	$547,187,771	$561,321,996	$1,309,268,867	$718,537,151
Accumumlated earnings (loss)	(250,682,319)	384,835,901	633,485,967	131,432,396

NET ASSETS	$296,505,452	$946,157,897	$1,942,754,834	$849,969,547

Net asset value(f)(g)(h)	$10.19	$21.44	$10.44	$13.28

(a) Investments, at cost — unaffiliated	$243,962,247	$563,386,172	$1,357,339,710	$700,161,001
(b) Investments, at cost — affiliated	$2,837,978	$12,748,208	$48,566,704	$5,226,715
(c) Foreign currency, at cost	$18,454	$—	$2,059	$—
(d) Foreign bank overdraft, at cost	$—	$—	$—	$528,864
(e) Premiums received	$3,240,569	$11,084,600	$22,612,707	$7,350,560
(f) Shares outstanding	29,108,471	44,121,400	186,003,434	64,025,316
(g) Shares authorized	Unlimited	200 million	Unlimited	Unlimited
(h) Par value	$0.001	$0.10	$0.001	$0.001
See notes to financial statements.

138	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2021

	BGY	BME	BMEZ	BIGZ

ASSETS
Investments, at value — unaffiliated(a)(b)	$708,983,095	$602,306,355	$3,445,131,676	$4,654,657,818
Investments, at value — affiliated(c)	3,006,927	10,408,858	30,364,463	232,691,826
Cash	—	320,426	—	—
Cash pledged:
Collateral — exchange-traded options written	7,091,000	—	—	—
Collateral — OTC derivatives	1,159,450	265,000	1,231,000	1,050,000
Foreign currency, at value(d)	—	—	710	848
Receivables:
Investments sold	—	303,595	2,989,209	289,987
Options written	1,438,533	172,915	952,486	6,299,698
Securities lending income — affiliated	—	2,279	40,751	61,662
Capital shares sold	—	476,478	—	—
Dividends — unaffiliated	2,335,255	471,897	1,087,390	529,235
Dividends — affiliated	35	122	239	77
Deferred offering costs	—	103,141	—	—

Total assets	724,014,295	614,831,066	3,481,797,924	4,895,581,151

LIABILITIES
Bank overdraft	—	—	1,558,135	868,091
Foreign bank overdraft(e)	551,587	9,492	—	—
Due to broker	—	265,000	—	—
Collateral on securities loaned, at value	—	431,254	6,245,023	796,953
Options written, at value(f)	7,406,017	6,019,812	36,875,732	68,185,597
Payables:
Investments purchased	—	317,511	—	4,350,820
Deferred foreign capital gain tax	491,018	—	—	—
Income dividend distributions	167,405	—	3,282,593	—
Investment advisory fees	535,641	487,998	3,459,487	4,798,750
Offering costs	—	29,000	—	—
Trustees’ and Officer’s fees	725,784	28,635	84,474	—
Options written	711,259	897,314	1,564,569	5,263,715
Other accrued expenses	402,802	211,115	698,299	288,714

Total liabilities	10,991,513	8,697,131	53,768,312	84,552,640

NET ASSETS	$713,022,782	$606,133,935	$3,428,029,612	$4,811,028,511

NET ASSETS CONSIST OF
Paid-in capital(g)(h)(i)	$618,323,885	$374,116,054	$2,253,396,500	$4,866,518,001
Accumumlated earnings (loss)	94,698,897	232,017,881	1,174,633,112	(55,489,490)

NET ASSETS	$713,022,782	$606,133,935	$3,428,029,612	$4,811,028,511

Net asset value(g)(h)(i)	$6.84	$47.73	$30.43	$19.77

(a) Investments, at cost — unaffiliated	$574,617,585	$358,733,085	$2,341,081,164	$4,602,400,329
(b) Securities loaned, at value	$—	$429,001	$3,791,714	$771,115
(c) Investments, at cost — affiliated	$3,006,927	$10,408,858	$30,082,599	$266,649,848
(d) Foreign currency, at cost	$—	$—	$715	$849
(e) Foreign bank overdraft, at cost	$551,831	$9,500	$—	$—
(f) Premiums received	$5,591,310	$5,172,885	$26,477,309	$43,810,527
(g) Shares outstanding	104,237,971	12,700,462	112,669,825	243,328,558
(h) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(i) Par value	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	139

Statements of Assets and Liabilities (unaudited) (continued)

June 30, 2021

	BCX	BST(a)	BSTZ(a)	BUI

ASSETS
Investments, at value — unaffiliated(b)(c)	$866,969,431	$1,436,947,277	$3,383,997,819	$498,777,258
Investments, at value — affiliated(d)	10,298,740	3,872,747	36,399,985	7,971,532
Cash	—	—	—	428,359
Cash pledged as collateral for OTC derivatives	—	2,650,000	16,510,000	183,100
Foreign currency, at value(e)	89,642	1,593	1,772	—
Receivables:
Investments sold	—	1,911,523	10,820,331	—
Options written	293,386	255,227	799,016	130,960
Securities lending income — affiliated	—	17,419	99,555	—
Capital shares sold	—	—	—	596,530
Dividends — unaffiliated	3,029,754	132,578	149,126	1,141,730
Dividends — affiliated	607	90	266	63
Deferred offering costs	—	205,452	—	53,151

Total assets	880,681,560	1,445,993,906	3,448,777,870	509,282,683

LIABILITIES
Bank overdraft	2,502	2,558,708	229,186	—
Foreign bank overdraft(f)	—	—	—	20,608
Collateral on securities loaned, at value	—	3,872,747	4,331,436	—
Options written, at value(g)	4,916,658	23,673,717	58,192,357	2,784,872
Payables:
Investments purchased	358	—	17,851,602	449,794
Deferred foreign capital gain tax	—	511,654	2,046,819	—
Income dividend distributions	124,512	—	2,412,628	—
Investment advisory fees	732,413	1,061,586	3,278,077	403,631
Offering costs	—	31,935	—	34,604
Trustees’ and Officer’s fees	346,511	2,661	92,245	112
Options written	153,786	750,537	3,679,635	24,190
Other accrued expenses	424,195	451,404	1,010,931	266,342

Total liabilities	6,700,935	32,914,949	93,124,916	3,984,153

NET ASSETS	$873,980,625	$1,413,078,957	$3,355,652,954	$505,298,530

NET ASSETS CONSIST OF
Paid-in capital(h)(i)(j)	$1,114,975,900	$448,052,506	$1,506,840,775	$356,412,606
Accumumlated earnings (loss)	(240,995,275)	965,026,451	1,848,812,179	148,885,924

NET ASSETS	$873,980,625	$1,413,078,957	$3,355,652,954	$505,298,530

Net asset value(h)(i)(j)	$9.90	$55.94	$42.97	$24.87

(a) Consolidated Statement of Assets and Liabilities.
(b) Investments, at cost — unaffiliated	$634,948,073	$525,414,250	$1,574,014,011	$324,593,340
(c) Securities loaned, at value	$—	$3,748,552	$4,272,638	$—
(d) Investments, at cost — affiliated	$10,298,740	$3,872,747	$36,399,985	$7,971,532
(e) Foreign currency, at cost	$89,671	$1,641	$1,776	$—
(f) Foreign bank overdraft, at cost	$—	$—	$—	$20,770
(g) Premiums received	$8,728,329	$11,659,670	$27,008,924	$3,762,877
(h) Shares outstanding	88,315,994	25,260,448	78,089,962	20,319,397
(i) Shares authorized	Unlimited	Unlimited	Unlimited	Unlimited
(j) Par value	$0.001	$0.001	$0.001	$0.001

See notes to financial statements.

140	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended June 30, 2021

	BGR	CII	BDJ	BOE

INVESTMENT INCOME
Dividends — unaffiliated	$5,582,366	$5,637,085	$23,740,360	$11,302,634
Dividends — affiliated	245	1,133	1,352	604
Securities lending income — affiliated — net	—	—	4,054	—
Foreign taxes withheld	(455,501)	(138,611)	(1,034,408)	(457,569)

Total investment income	5,127,110	5,499,607	22,711,358	10,845,669

EXPENSES
Investment advisory	1,643,981	3,810,430	7,456,575	4,058,708
Trustees and Officer	77,954	59,729	193,916	132,269
Professional	41,945	57,357	99,176	70,138
Transfer agent	35,513	42,563	82,558	48,944
Custodian	27,700	22,312	61,848	51,986
Accounting services	20,242	24,000	46,031	28,903
Rating agency	5,238	8,351	13,189	7,927
Registration	5,121	7,576	45,602	11,224
Printing and postage	3,686	14,235	14,296	2,705
Miscellaneous	30,505	24,253	40,601	64,329

Total expenses	1,891,885	4,070,806	8,053,792	4,477,133
Less:
Fees waived and/or reimbursed by the Manager	(301,978)	(2,673)	(2,923)	(711,645)

Total expenses after fees waived and/or reimbursed	1,589,907	4,068,133	8,050,869	3,765,488

Net investment income	3,537,203	1,431,474	14,660,489	7,080,181

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(10,206,192)	57,504,744	153,235,236	72,726,717
Foreign currency transactions	(33,037)	—	27,762	(154,206)
Options written	(7,788,133)	(15,068,271)	(62,390,351)	(7,271,190)
Payment by affiliate	25,456	—	—	—

	(18,001,906)	42,436,473	90,872,647	65,301,321

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	79,385,620	81,934,324	135,349,710	16,842,264
Foreign currency translations	(5,478)	—	(25,698)	(52,024)
Options written	270,941	(153,841)	18,576,411	(1,024,212)

	79,651,083	81,780,483	153,900,423	15,766,028

Net realized and unrealized gain	61,649,177	124,216,956	244,773,070	81,067,349

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,186,380	$125,648,430	$259,433,559	$88,147,530

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	141

Statements of Operations (unaudited) (continued)

Six Months Ended June 30, 2021

	BGY	BME	BMEZ	BIGZ(a)

INVESTMENT INCOME
Dividends — unaffiliated	$10,633,835	$3,333,183	$4,017,385	$815,867
Dividends — affiliated	604	1,036	4,302	42,766
Securities lending income — affiliated — net	—	6,520	116,400	61,662
Foreign taxes withheld	(761,945)	(78,907)	(373,532)	—

Total investment income	9,872,494	3,261,832	3,764,555	920,295

EXPENSES
Investment advisory	3,458,474	2,820,129	20,934,637	14,497,955
Trustees and Officer	111,554	20,126	103,533	22,382
Professional	64,880	45,560	143,488	68,317
Custodian	54,868	51,204	101,068	76,439
Transfer agent	45,216	30,585	66,235	43,315
Accounting services	24,000	14,178	132,162	88,925
Registration	18,130	5,801	—	—
Rating agency	7,327	6,688	20,617	—
Printing and postage	3,486	3,861	12,137	2,548
Offering	—	61,531	—	—
Miscellaneous	93,365	30,518	72,734	38,519

Total expenses	3,881,300	3,090,181	21,586,611	14,838,400
Less:
Fees waived and/or reimbursed by the Manager	(347,235)	(2,530)	(9,915)	(362,022)

Total expenses after fees waived and/or reimbursed	3,534,065	3,087,651	21,576,696	14,476,378

Net investment income (loss)	6,338,429	174,181	(17,812,141)	(13,556,083)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	53,327,905 (b)	16,414,021	192,710,231	(50,188,072)
Investments — affiliated	—	(9)	139	11,883,538
Foreign currency transactions	(181,058)	4,961	(20,983)	29,389
Options written	(7,980,801)	(3,095,078)	(11,593,593)	26,727,084

	45,166,046	13,323,895	181,095,794	(11,548,061)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	6,918,558 (c)	26,019,338	(115,145,685)	52,257,489
Investments — affiliated	—	—	(169,620)	(33,958,022)
Foreign currency translations	(79,464)	(1,415)	(11,531)	(1)
Options written	(1,130,084)	465,819	5,317,215	(24,375,070)

	5,709,010	26,483,742	(110,009,621)	(6,075,604)

Net realized and unrealized gain (loss)	50,875,056	39,807,637	71,086,173	(17,623,665)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$57,213,485	$39,981,818	$53,274,032	$(31,179,748)

(a) The Trust commenced operations on March 29, 2021.
(b) Net of foreign capital gain tax of	$125,053	$—	$—	$—
(c) Net of increase in deferred foreign capital gain tax of	$(111,595)	$—	$—	$—

See notes to financial statements.

142	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited) (continued)

Six Months Ended June 30, 2021

	BCX	BST(a)	BSTZ(a)	BUI

INVESTMENT INCOME
Dividends — unaffiliated	$16,765,282	$1,252,121	$1,155,154	$4,833,520
Dividends — affiliated	825	1,770	4,758	840
Securities lending income — affiliated — net	—	41,953	180,510	12,630
Non-cash dividends — unaffiliated	—	—	—	282,863
Foreign taxes withheld	(905,737)	(48,230)	(138,472)	(446,622)

Total investment income	15,860,370	1,247,614	1,201,950	4,683,231

EXPENSES
Investment advisory	4,151,964	6,639,306	19,406,135	2,372,762
Trustees and Officer	69,379	40,582	100,788	13,685
Professional	68,278	100,834	190,938	41,441
Custodian	51,053	78,201	152,777	39,307
Transfer agent	49,097	47,448	59,780	28,466
Accounting services	28,826	24,000	109,941	24,000
Rating agency	21,611	10,507	19,541	19,832
Registration	15,597	4,782	15,086	4,938
Printing and postage	2,904	4,022	5,477	3,205
Offering	—	29,000	—	29,000
Miscellaneous	55,384	116,078	269,385	42,925

Total expenses	4,514,093	7,094,760	20,329,848	2,619,561
Less:
Fees waived and/or reimbursed by the Manager	(1,871)	(335,543)	(10,015)	(61,255)

Total expenses after fees waived and/or reimbursed	4,512,222	6,759,217	20,319,833	2,558,306

Net investment income (loss)	11,348,148	(5,511,603)	(19,117,883)	2,124,925

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	53,030,904	125,846,427	250,799,212	9,890,029
Investments — affiliated	—	—	643	17
Foreign currency transactions	(55,262)	(42,068)	(238,387)	13,341
Options written	(26,931,614)	(1,568,383)	(18,711,994)	(6,184,734)

	26,044,028	124,235,976	231,849,474	3,718,653

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	100,547,306	18,177,770 (b)	195,205,311 (b)	24,826,566
Foreign currency translations	(14,431)	(1,166)	(1,418)	(27,373)
Options written	10,636,050	(4,020,080)	(4,652,312)	2,740,627

	111,168,925	14,156,524	190,551,581	27,539,820

Net realized and unrealized gain	137,212,953	138,392,500	422,401,055	31,258,473

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$148,561,101	$132,880,897	$403,283,172	$33,383,398

(a) Consolidated Statement of Operations. (b) Net of increase in deferred foreign capital gain tax of
	$—	$(511,654)	$(2,046,819)	$—

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	143

Statements of Changes in Net Assets

	BGR			CII
	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$3,537,203		$9,391,948	$1,431,474	$5,811,399
Net realized gain (loss)	(18,001,906)		(88,982,831)	42,436,473	26,868,142
Net change in unrealized appreciation (depreciation)	79,651,083		(33,080,100)	81,780,483	64,682,735

Net increase (decrease) in net assets resulting from operations	65,186,380		(112,670,983)	125,648,430	97,362,276

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(6,549,406	)(b)	(9,329,536)	(23,163,735)	(46,327,470)
Return of capital	—		(10,213,545)	—	—

Decrease in net assets resulting from distributions to shareholders	(6,549,406)		(19,543,081)	(23,163,735)	(46,327,470)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(4,813,281)	—	—

NET ASSETS
Total increase (decrease) in net assets	58,636,974		(137,027,345)	102,484,695	51,034,806
Beginning of period	237,868,478		374,895,823	843,673,202	792,638,396

End of period	$296,505,452		$237,868,478	$946,157,897	$843,673,202

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

144	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BDJ		BOE
	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$14,660,489	$34,483,661	$7,080,181	$16,919,404
Net realized gain (loss)	90,872,647	25,963,990	65,301,321	(20,345,581)
Net change in unrealized appreciation (depreciation)	153,900,423	(79,304,070)	15,766,028	45,992,227

Net increase (decrease) in net assets resulting from operations	259,433,559	(18,856,419)	88,147,530	42,566,050

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income and net realized gain	(55,801,030)	(112,342,324)	(24,202,739)	(16,818,451)
Return of capital	—	—	—	(32,343,267)

Decrease in net assets resulting from distributions to shareholders	(55,801,030)	(112,342,324)	(24,202,739)	(49,161,718)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(11,354,242)	(205,246)	(14,886,112)

NET ASSETS
Total increase (decrease) in net assets	203,632,529	(142,552,985)	63,739,545	(21,481,780)
Beginning of period	1,739,122,305	1,881,675,290	786,230,002	807,711,782

End of period	$1,942,754,834	$1,739,122,305	$849,969,547	$786,230,002

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	145

Statements of Changes in Net Assets (continued)

	BGY		BME
	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited)	Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$6,338,429	$12,589,207	$174,181	$68,856
Net realized gain (loss)	45,166,046	(25,760,822)	13,323,895	21,389,585
Net change in unrealized appreciation (depreciation)	5,709,010	56,961,229	26,483,742	58,101,987

Net increase in net assets resulting from operations	57,213,485	43,789,614	39,981,818	79,560,428

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(21,139,460)	(12,744,924)	(14,792,005)	(27,390,801)
Return of capital	—	(29,856,975)	—	—

Decrease in net assets resulting from distributions to shareholders	(21,139,460)	(42,601,899)	(14,792,005)	(27,390,801)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	34,062,716	45,251,850
Reinvestment of distributions	—	—	944,907	1,742,431
Redemption of shares resulting from share repurchase program (including transaction costs)	—	(7,486,085)	—	—

Net increase (decrease) in net assets derived from capital share transactions	—	(7,486,085)	35,007,623	46,994,281

NET ASSETS
Total increase (decrease) in net assets	36,074,025	(6,298,370)	60,197,436	99,163,908
Beginning of period	676,948,757	683,247,127	545,936,499	446,772,591

End of period	$713,022,782	$676,948,757	$606,133,935	$545,936,499

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

146	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BMEZ		BIGZ
	Six Months Ended 06/30/21 (unaudited)	Period from 01/30/20 to 12/31/20 (a)	Period from 03/29/21 to 06/30/21 (unaudited)	(a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment loss	$(17,812,141)	$(24,489,080)	$(13,556,083)
Net realized gain (loss)	181,095,794	131,179,423	(11,548,061)
Net change in unrealized appreciation (depreciation)	(110,009,621)	1,203,954,044	(6,075,604)

Net increase (decrease) in net assets resulting from operations	53,274,032	1,310,644,387	(31,179,748)

DISTRIBUTIONS TO SHAREHOLDERS(b)
Decrease in net assets resulting from distributions to shareholders	(87,882,464)	(101,402,843)	(24,309,742	)(c)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	2,253,296,500	4,861,848,440
Reinvestment of distributions	—	—	4,569,561

Net increase in net assets derived from capital share transactions	—	2,253,296,500	4,866,418,001

NET ASSETS
Total increase (decrease) in net assets	(34,608,432)	3,462,538,044	4,810,928,511
Beginning of period	3,462,638,044	100,000	100,000

End of period	$3,428,029,612	$3,462,638,044	$4,811,028,511

(a)	Commencement of operations.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	147

Statements of Changes in Net Assets (continued)

	BCX			BST
	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20	Six Months Ended 06/30/21 (unaudited) (a)	Year Ended 12/31/20 (a)

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$11,348,148		$17,695,239	$(5,511,603)	$(6,690,031)
Net realized gain (loss)	26,044,028		(51,657,513)	124,235,976	11,596,671
Net change in unrealized appreciation (depreciation)	111,168,925		22,570,394	14,156,524	516,296,551

Net increase (decrease) in net assets resulting from operations	148,561,101		(11,391,880)	132,880,897	521,203,191

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income	(21,195,839	)(c)	(20,310,556)	(32,178,242)	(49,046,315)
Return of capital	—		(27,173,604)	—	—

Decrease in net assets resulting from distributions to shareholders	(21,195,839)		(47,484,160)	(32,178,242)	(49,046,315)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—		—	12,814,651	80,490,747
Reinvestment of distributions	—		—	2,217,548	2,024,962
Redemption of shares resulting from share repurchase program (including transaction costs)	—		(17,262,335)	—	—

Net increase (decrease) in net assets derived from capital share transactions	—		(17,262,335)	15,032,199	82,515,709

NET ASSETS
Total increase (decrease) in net assets	127,365,262		(76,138,375)	115,734,854	554,672,585
Beginning of period	746,615,363		822,753,738	1,297,344,103	742,671,518

End of period	$873,980,625		$746,615,363	$1,413,078,957	$1,297,344,103

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

148	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	BSTZ		BUI
	Six Months Ended 06/30/21 (unaudited) (a)	Year Ended 12/31/20 (a)	Six Months Ended 06/30/21 (unaudited)		Year Ended 12/31/20

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income (loss)	$(19,117,883)	$(23,552,855)	$2,124,925		$5,932,846
Net realized gain	231,849,474	68,051,628	3,718,653		5,076,772
Net change in unrealized appreciation (depreciation)	190,551,581	1,440,501,253	27,539,820		47,279,667

Net increase in net assets resulting from operations	403,283,172	1,485,000,026	33,383,398		58,289,285

DISTRIBUTIONS TO SHAREHOLDERS(b)
From net investment income and net realized gain	(71,374,226)	(85,373,164)	(14,152,749	)(c)	(22,859,592)
Return of capital	—	(11,848,839)	—		(3,077,573)

Decrease in net assets resulting from distributions to shareholders	(71,374,226)	(97,222,003)	(14,152,749)		(25,937,165)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of shares	—	—	40,762,313		27,563,701
Reinvestment of distributions	—	—	779,595		1,273,042

Net increase in net assets derived from capital share transactions	—	—	41,541,908		28,836,743

NET ASSETS
Total increase in net assets	331,908,946	1,387,778,023	60,772,557		61,188,863
Beginning of period	3,023,744,008	1,635,965,985	444,525,973		383,337,110

End of period	$3,355,652,954	$3,023,744,008	$505,298,530		$444,525,973

(a)	Consolidated Statement of Changes in Net Assets.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	149

Statements of Cash Flows (unaudited)

Six Months Ended June 30, 2021

	BGR	CII	BDJ	BOE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$65,186,380	$125,648,430	$259,433,559	$88,147,530
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	102,832,590	173,710,800	532,883,354	408,519,026
Purchases of long-term investments	(92,600,261)	(134,023,742)	(390,209,680)	(375,968,739)
Net proceeds from sales (purchases) of short-term securities	580,508	(1,134,204)	(36,550,067)	(5,226,715)
Premiums paid on closing options written	(20,665,804)	(66,015,594)	(173,031,373)	(40,795,382)
Premiums received from options written	12,998,783	49,901,172	105,949,292	31,982,845
Net realized (gain) loss on investments and options written	18,502,819	(42,432,039)	(89,404,982)	(65,151,399)
Net unrealized appreciation on investments, options written and foreign currency translations	(79,656,561)	(81,780,483)	(153,926,121)	(15,818,053)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	84	208	(85)	164
Dividends — unaffiliated	(492,030)	(138,647)	488,601	398,576
Prepaid expenses	7,014	2,923	82,666	—
Increase (Decrease) in Liabilities
Payables
Investment advisory fees	39,773	59,388	127,555	35,462
Trustees’ and Officer’s fees	46,327	32,910	118,078	81,908
Other accrued expenses	54,971	68,657	148,949	85,062

Net cash provided by operating activities	6,834,593	23,899,779	56,109,746	26,290,285

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(6,554,032)	(23,164,551)	(55,828,845)	(24,205,149)
Net payments on redemption of capital shares	(330,212)	—	—	(559,569)
Increase (decrease) in bank overdraft	9,230	—	(66,281)	(836,148)

Net cash used for financing activities	(6,875,014)	(23,164,551)	(55,895,126)	(25,600,866)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(57)	—	(51)	1,037

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(40,478)	735,228	214,569	690,456
Restricted and unrestricted cash and foreign currency at beginning of period	58,926	30,000	1,737	4,905,770

Restricted and unrestricted cash and foreign currency at end of period	$18,448	$765,228	$216,306	$5,596,226

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$345,228	$214,318	$58,596
Cash pledged
Collateral — exchange-traded options written	—	—	—	4,880,000
Collateral — OTC derivatives	—	420,000	—	657,630
Foreign currency at value	18,448	—	1,988	—

	$18,448	$765,228	$216,306	$5,596,226

See notes to financial statements.

150	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)

Six Months Ended June 30, 2021

	BGY	BME	BMEZ	BIGZ

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$57,213,485	$39,981,818	$53,274,032	$(31,179,748)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments	333,235,642	86,517,761	643,279,600	749,920,809
Purchases of long-term investments	(313,608,383)	(107,294,444)	(539,648,581)	(5,654,692,384)
Net proceeds from sales (purchases) of short-term securities	(2,719,546)	3,468,470	21,680,569	(6,878,413)
Premiums paid on closing options written	(32,853,531)	(27,676,110)	(128,960,399)	(14,519,339)
Premiums received from options written	23,391,659	24,068,454	110,646,107	92,377,076
Net realized (gain) loss on investments and options written	(45,460,362)	(13,314,281)	(181,135,487)	11,577,449
Net unrealized (appreciation) depreciation on investments, options written and foreign currency translations	(1,438,080)	(26,485,157)	109,998,089	6,075,606
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	260	261	173	(77)
Dividends — unaffiliated	28,720	(25,826)	(493,703)	(529,235)
Securities lending income — affiliated	—	(2,034)	9,187	(61,662)
Prepaid expenses	—	4,777	20,218	—
Deferred offering costs	—	23,665	—	—
Increase (Decrease) in Liabilities
Due to broker	—	265,000	—	—
Collateral on securities loaned at value	—	328,553	(3,332,797)	796,953
Payables
Deferred capital gain tax	111,595	—	—	—
Investment advisory fees	25,696	38,950	(105,715)	4,798,750
Trustees’ and Officer’s fees	65,155	3,174	37,027	—
Other accrued expenses	109,025	74,865	247,905	288,714

Net cash provided by (used for) operating activities	18,101,335	(20,022,104)	85,516,225	(4,842,025,501)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(21,140,512)	(13,847,098)	(86,901,163)	(19,740,181)
Payments for offering costs	—	29,000	—	—
Increase in bank overdraft	551,587	9,492	1,352,680	868,091
Proceeds from issuance of capital shares	—	34,204,432	—	4,861,948,440

Net cash provided by (used for) for financing activities	(20,588,925)	20,395,826	(85,548,483)	4,843,076,350

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	2,791	8	(37)	(1)

CASH AND FOREIGN CURRENCY
Net increase (decrease) in restricted and unrestricted cash and foreign currency	(2,484,799)	373,730	(32,295)	1,050,848
Restricted and unrestricted cash and foreign currency at beginning of period	10,735,249	211,696	1,264,005	—

Restricted and unrestricted cash and foreign currency at end of period	$8,250,450	$585,426	$1,231,710	$1,050,848

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$—	$944,907	$—	$4,569,561

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$320,426	$—	$—
Cash pledged
Collateral — exchange-traded options written	7,091,000	—	—	—
Collateral — OTC derivatives	1,159,450	265,000	1,231,000	1,050,000
Foreign currency at value	—	—	710	848

	$8,250,450	$585,426	$1,231,710	$1,050,848

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	151

Statements of Cash Flows (unaudited) (continued)

Six Months Ended June 30, 2021

	BCX	BST	BSTZ	BUI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$148,561,101	$132,880,897	$403,283,172	$33,383,398
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities
Proceeds from sales of long-term investments and principal paydowns/payups	320,489,328	208,593,855	536,835,198	34,558,586
Purchases of long-term investments	(272,152,701)	(197,379,596)	(419,530,261)	(60,848,300)
Net proceeds from sales (purchases) of short-term securities	(10,009,076)	5,393,990	(14,710,577)	414,076
Amortization of premium and accretion of discount on investments and other fees	—	1,319	(3,495)	—
Premiums paid on closing options written	(67,396,240)	(64,100,305)	(145,748,058)	(21,768,655)
Premiums received from options written	40,030,213	59,672,597	124,964,368	15,373,179
Net realized gain on investments and options written	(24,809,308)	(124,274,075)	(232,087,861)	(3,275,243)
Net unrealized appreciation on investments, options written and foreign currency translations	(111,183,356)	(14,669,344)	(192,599,818)	(27,567,193)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(488)	283	642	205
Dividends — unaffiliated	(2,177,915)	25,222	187,005	(192,019)
Securities lending income — affiliated	—	(17,419)	(84,935)	—
Prepaid expenses	—	9,533	2,482	7,830
Deferred offering costs	—	5,469	—	44,568
Increase (Decrease) in Liabilities
Collateral on securities loaned at value	—	3,872,747	4,331,436	—
Payables
Deferred capital gain tax	—	511,654	2,046,819	—
Investment advisory fees	102,856	109,921	204,197	46,694
Trustees’ and Officer’s fees	28,223	1,929	38,216	(607)
Other accrued expenses	122,906	140,152	439,403	58,253
Reorganization costs	—	—	—	1,768,301

Net cash provided by (used for) operating activities	21,605,543	10,778,829	67,567,933	(27,996,927)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(21,199,392)	(29,960,694)	(70,721,121)	(13,373,154)
Payments for offering costs	—	29,000	—	29,000
Net payments on redemption of capital shares	(542,457)	—	—	—
Increase in bank overdraft	2,502	2,558,708	229,186	20,608
Proceeds from issuance of capital shares	—	14,638,394	—	40,903,113

Net cash provided by (used for) for financing activities	(21,739,347)	(12,734,592)	(70,491,935)	27,579,567

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(106)	(51)	(83)	162

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	(133,910)	(1,955,814)	(2,924,085)	(417,198)
Restricted and unrestricted cash and foreign currency at beginning of period	223,552	4,607,407	19,435,857	1,028,657

Restricted and unrestricted cash and foreign currency at end of period	$89,642	$2,651,593	$16,511,772	$611,459

NON-CASH FINANCING ACTIVITIES
Capital shares issued in reinvestment of distributions paid to shareholders	$—	$2,217,548	$—	$779,595

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$—	$—	$428,359
Cash pledged
Collateral — OTC derivatives	—	2,650,000	16,510,000	183,100
Foreign currency at value	89,642	1,593	1,772	—

	$89,642	$2,651,593	$16,511,772	$611,459

See notes to financial statements.

152	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BGR
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020		2019	2018	2017		2016

Net asset value, beginning of period	$8.17		$12.57		$11.98	$15.79	$16.33		$14.05

Net investment income(a)	0.12		0.32		0.34	0.28	0.40	(b)	0.27
Net realized and unrealized gain (loss)	2.13		(4.06)		1.18	(3.16)	(0.01)		3.01

Net increase (decrease) from investment operations	2.25		(3.74)		1.52	(2.88)	0.39		3.28

Distributions(c)
From net investment income	(0.23	)(d)	(0.32)		(0.34)	(0.27)	(0.40)		(0.27)
Return of capital	—		(0.34)		(0.59)	(0.66)	(0.53)		(0.73)

Total distributions	(0.23)		(0.66)		(0.93)	(0.93)	(0.93)		(1.00)

Net asset value, end of period	$10.19		$8.17		$12.57	$11.98	$15.79		$16.33

Market price, end of period	$9.81		$7.10		$11.88	$10.45	$14.18		$14.44

Total Return(e)
Based on net asset value	27.87	%(f)(g)	(29.03)%		13.74%	(18.84)%	3.49%		25.07%

Based on market price	41.66	%(g)	(34.74)%		23.23%	(21.16)%	5.11%		24.01%

Ratios to Average Net Assets
Total expenses	1.38	%(h)	1.37	%(i)	1.35%	1.29%	1.31%		1.31%

Total expenses after fees waived and/or reimbursed	1.16	%(h)	1.15	%(i)	1.16%	1.14%	1.18%		1.24%

Net investment income	2.58	%(h)	3.77	%(i)	2.67%	1.87%	2.69	%(b)	1.80%

Supplemental Data
Net assets, end of period (000)	$296,505		$237,868		$374,896	$357,391	$471,062		$487,064

Portfolio turnover rate	34%		62%		24%	32%	24%		33%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.15 per share and 0.99%, respectively, resulting from a special dividend from BakerHughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Aggregate total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	153

Financial Highlights (continued)

(For a share outstanding throughout each period)

	CII
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$19.12		$17.96	$15.28	$17.19		$15.08	$15.11

Net investment income(a)	0.03		0.13	0.18	0.17		0.15	0.13
Net realized and unrealized gain (loss)	2.82		2.08	3.50	(1.09)		2.95	0.99

Net increase (decrease) from investment operations	2.85		2.21	3.68	(0.92)		3.10	1.12

Distributions(b)
From net investment income	(0.53)		(0.13)	(0.19)	(0.17	)(c)	(0.15)	(0.13)
From net realized gain	—		(0.92)	(0.44)	(0.28	)(c)	—	(0.04)
Return of capital	—		—	(0.37)	(0.54)		(0.84)	(0.98)

Total distributions	(0.53)		(1.05)	(1.00)	(0.99)		(0.99)	(1.15)

Net asset value, end of period	$21.44		$19.12	$17.96	$15.28		$17.19	$15.08

Market price, end of period	$20.59		$17.40	$17.25	$14.08		$16.38	$13.71

Total Return(d)
Based on net asset value	15.17	%(e)	13.94%	25.08%	(5.44)%		21.69%	8.66%

Based on market price	21.54	%(e)	7.97%	30.38%	(8.56)%		27.54%	5.56%

Ratios to Average Net Assets
Total expenses	0.91	%(f)	0.91%	0.91%	0.90%		0.93%	0.95%

Total expenses after fees waived and/or reimbursed	0.91	%(f)	0.91%	0.91%	0.90%		0.93%	0.95%

Net investment income	0.32	%(f)	0.78%	1.08%	1.00%		0.94%	0.89%

Supplemental Data
Net assets, end of period (000)	$946,158		$843,673	$792,638	$674,077		$758,400	$665,159

Portfolio turnover rate	15%		46%	32%	27%		32%	54%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Annualized.

See notes to financial statements.

154	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BDJ
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$9.35		$10.03	$8.74	$9.96		$9.22	$8.70

Net investment income(a)	0.08		0.18	0.18	0.18	(b)	0.16	0.17
Net realized and unrealized gain (loss)	1.31		(0.26)	1.86	(0.84)		1.14	0.91

Net increase (decrease) from investment operations	1.39		(0.08)	2.04	(0.66)		1.30	1.08

Distributions(c)
From net investment income	(0.30)		(0.15)	(0.08)	(0.18	)(d)	(0.17)	(0.17)
From net realized gain	—		(0.45)	(0.67)	(0.38	)(d)	(0.39)	—
Return of capital	—		—	—	—		—	(0.39)

Total distributions	(0.30)		(0.60)	(0.75)	(0.56)		(0.56)	(0.56)

Net asset value, end of period	$10.44		$9.35	$10.03	$8.74		$9.96	$9.22

Market price, end of period	$10.13		$8.47	$9.92	$7.77		$9.23	$8.15

Total Return(e)
Based on net asset value	15.22	%(f)	0.77%	24.52%	(6.59)%		15.06%	13.90%

Based on market price	23.41	%(f)	(7.70)%	38.53%	(10.39)%		20.63%	15.11%

Ratios to Average Net Assets
Total expenses	0.86	%(g)	0.86%	0.87%	0.85%		0.86%	0.87%

Total expenses after fees waived and/or reimbursed	0.86	%(g)	0.86%	0.87%	0.85%		0.86%	0.85%

Net investment income	1.57	%(g)	2.15%	1.99%	1.85	%(b)	1.73%	1.91%

Supplemental Data
Net assets, end of period (000)	$1,942,755		$1,739,122	$1,881,675	$1,638,237		$1,868,457	$1,741,649

Portfolio turnover rate	21%		48%	40%	34%		42%	33%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.01 per share and 0.14%, respectively, resulting from a special dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	155

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BOE
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$12.28		$12.32	$11.07	$13.22		$13.38		$14.25

Net investment income(a)	0.11		0.26	0.30	0.31		0.17		0.15
Net realized and unrealized gain (loss)	1.27		0.46	1.71	(1.61)		1.96		0.03

Net increase (decrease) from investment operations	1.38		0.72	2.01	(1.30)		2.13		0.18

Distributions(b)
From net investment income	(0.38)		(0.26)	(0.31)	(0.31	)(c)	(0.19)		(0.10)
From net realized gain	—		—	—	(0.52	)(c)	(2.10)		—
Return of capital	—		(0.50)	(0.45)	(0.02)		—		(0.95)

Total distributions	(0.38)		(0.76)	(0.76)	(0.85)		(2.29)		(1.05)

Net asset value, end of period	$13.28		$12.28	$12.32	$11.07		$13.22		$13.38

Market price, end of period	$12.55		$10.91	$10.99	$9.37		$12.51		$11.57

Total Return(d)
Based on net asset value	11.67	%(e)	7.65%	19.54%	(9.63)%		17.22	%(f)	2.62%

Based on market price	18.78	%(e)	7.22%	25.98%	(19.16)%		28.28%		(0.90)%

Ratios to Average Net Assets(g)
Total expenses	1.10	%(h)	1.09%	1.12%	1.08%		1.09%		1.10%

Total expenses after fees waived and/or reimbursed	0.93	%(h)	0.92%	0.94%	0.94%		1.02%		1.05%

Net investment income	1.74	%(h)	2.33%	2.62%	2.52%		1.20%		1.15%

Supplemental Data
Net assets, end of period (000)	$849,970		$786,230	$807,712	$754,602		$911,227		$929,897

Portfolio turnover rate	46%		61%	26%	28%		133%		64%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	—%	—%	—%	—%	0.01%	—%

(h)	Annualized.

See notes to financial statements.

156	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BGY
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017		2016

Net asset value, beginning of period	$6.49		$6.47	$5.79	$7.06		$6.28		$6.95

Net investment income(a)	0.06		0.12	0.16	0.17	(b)	0.09		0.09
Net realized and unrealized gain (loss)	0.49		0.31	0.93	(1.00)		1.15		(0.24)

Net increase (decrease) from investment operations	0.55		0.43	1.09	(0.83)		1.24		(0.15)

Distributions(c)
From net investment income	(0.20)		(0.13)	(0.16)	(0.16	)(d)	(0.09)		(0.07)
From net realized gain	—		—	(0.19)	(0.28	)(d)	—		—
Return of capital	—		(0.28)	(0.06)	—		(0.37)		(0.45)

Total distributions	(0.20)		(0.41)	(0.41)	(0.44)		(0.46)		(0.52)

Net asset value, end of period	$6.84		$6.49	$6.47	$5.79		$7.06		$6.28

Market price, end of period	$6.55		$5.87	$5.89	$4.98		$6.52		$5.51

Total Return(e)
Based on net asset value	8.87	%(f)	8.18%	20.20%	(11.48)%		20.88	%(g)	(1.12)%

Based on market price	15.26	%(f)	7.49%	27.22%	(17.55)%		27.23%		(3.37)%

Ratios to Average Net Assets(h)
Total expenses	1.12	%(i)	1.10%	1.13%	1.09%		1.12%		1.12%

Total expenses after fees waived and/or reimbursed	1.02	%(i)	1.00%	1.03%	0.99%		1.02%		1.02%

Net investment income	1.83	%(i)	1.99%	2.57%	2.59	%(b)	1.31%		1.41%

Supplemental Data
Net assets, end of period (000)	$713,023		$676,949	$683,247	$623,234		$769,678		$690,628

Portfolio turnover rate	46%		60%	28%	60%		90%		74%

(a)	Based on average shares outstanding.
(b)	Net investment income per share and the ratio of net investment income to average net assets includes $0.10 per share and 29%, respectively, resulting from a non-recurring dividend.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	—%	—%	—%	—%	0.02%	0.01%

(i)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	157

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BME
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$45.66		$41.19	$35.87	$35.69		$31.30	$36.19

Net investment income(a)	0.01		0.01	0.06	0.07		0.02	0.02
Net realized and unrealized gain (loss)	3.26		6.86	7.66	2.51		6.77	(1.91)

Net increase (decrease) from investment operations	3.27		6.87	7.72	2.58		6.79	(1.89)

Distributions(b)
From net investment income	(1.20)		(0.05)	(0.12)	(0.07	)(c)	(0.04)	(0.03)
From net realized gain	—		(2.35)	(2.28)	(2.33	)(c)	(2.11)	(2.97)
Return of capital	—		—	—	—		(0.25)	—

Total distributions	(1.20)		(2.40)	(2.40)	(2.40)		(2.40)	(3.00)

Net asset value, end of period	$47.73		$45.66	$41.19	$35.87		$35.69	$31.30

Market price, end of period	$48.50		$47.59	$42.50	$36.45		$36.50	$31.75

Total Return(d)
Based on net asset value	7.29	%(e)	17.50%	22.26%	7.26%		22.17%	(5.36)%

Based on market price	4.60	%(e)	18.69%	24.15%	6.57%		23.17%	(11.71)%

Ratios to Average Net Assets(f)
Total expenses	1.10	%(g)	1.10%	1.09%	1.11%		1.12%	1.15	%(h)

Total expenses after fees waived and/or reimbursed	1.09	%(g)	1.10%	1.09%	1.11%		1.12%	1.14%

Net investment income	0.06	%(g)	0.01%	0.16%	0.19%		0.06%	0.07%

Supplemental Data
Net assets, end of period (000)	$606,134		$545,936	$446,773	$352,675		$331,858	$270,693

Portfolio turnover rate	15%		28%	47%	37%		38%	59%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Aggregate total return.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 06/30/21 (unaudited)	Year Ended December 31,
		2020	2019	2018	2017	2016
Investments in underlying funds	—%	—%	0.01%	0.01%	0.01%	—%

(g)	Annualized.
(h)	Offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 1.16%.

See notes to financial statements.

158	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BMEZ
	Six Months Ended 06/30/21 (unaudited )	Period from 01/30/20 to 12/31/20	(a)

Net asset value, beginning of period	$30.73	$20.00

Net investment loss(b)	(0.16)	(0.22)
Net realized and unrealized gain	0.64	11.85

Net increase from investment operations	0.48	11.63

Distributions(c)
From net investment income	(0.78)	—
From net realized gain	—	(0.90)

Total distributions	(0.78)	(0.90)

Net asset value, end of period	$30.43	$30.73

Market price, end of period	$28.92	$28.65

Total Return(d)(e)
Based on net asset value	1.79%	59.62	%(f)

Based on market price	3.78%	48.82%

Ratios to Average Net Assets(g)
Total expenses	1.29%	1.29	%(h)

Total expenses after fees waived and/or reimbursed	1.29%	1.28	%(h)

Net investment loss	(1.06)%	(1.00	)%(h)

Supplemental Data
Net assets, end of period (000)	$3,428,030	$3,462,638

Portfolio turnover rate	16%	43%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Aggregate total return.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.02%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	159

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BIGZ
	Period from 03/29/21 to 06/30/21 (unaudited)	(a)

Net asset value, beginning of period	$20.00

Net investment loss(b)	(0.06)
Net realized and unrealized loss	(0.07)

Net decrease from investment operations	(0.13)

Distributions from net investment income(c)	(0.10	)(d)

Net asset value, end of period	$19.77

Market price, end of period	$20.31

Total Return(e)
Based on net asset value	(0.65	)%(f)

Based on market price	2.06	%(f)

Ratios to Average Net Assets
Total expenses	1.28	%(g)(h)

Total expenses after fees waived and/or reimbursed	1.25	%(g)(h)

Net investment loss	(1.17	)%(g)(h)

Supplemental Data
Net assets, end of period (000)	$4,811,029

Portfolio turnover rate	21%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

160	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BCX
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018	2017		2016

Net asset value, beginning of period	$8.45		$9.04	$8.44	$10.64	$9.86		$8.35

Net investment income(a)	0.13		0.20	0.23	0.22	0.20	(b)	0.14
Net realized and unrealized gain (loss)	1.56		(0.26)	0.99	(1.80)	1.19		1.95

Net increase (decrease) from investment operations	1.69		(0.06)	1.22	(1.58)	1.39		2.09

Distributions(c)
From net investment income	(0.24	)(d)	(0.23)	(0.23)	(0.19)	(0.24)		(0.15)
Return of capital	—		(0.30)	(0.39)	(0.43)	(0.37)		(0.43)

Total distributions	(0.24)		(0.53)	(0.62)	(0.62)	(0.61)		(0.58)

Net asset value, end of period	$9.90		$8.45	$9.04	$8.44	$10.64		$9.86

Market price, end of period	$9.42		$7.41	$8.07	$7.06	$9.77		$8.27

Total Return(e)
Based on net asset value	20.22	%(f)	1.56%	15.88%	(14.90)%	15.60%		27.41%

Based on market price	30.44	%(f)	(0.23)%	23.67%	(22.47)%	26.55%		25.50%

Ratios to Average Net Assets
Total expenses	1.09	%(g)	1.09%	1.11%	1.08%	1.08%		1.08%

Total expenses after fees waived and/or reimbursed	1.09	%(g)	1.09%	1.11%	1.08%	1.08%		1.08%

Net investment income	2.73	%(g)	2.62%	2.56%	2.17%	2.06	%(b)	1.61%

Supplemental Data
Net assets, end of period (000)	$873,981		$746,615	$822,754	$798,282	$1,027,472		$976,899

Portfolio turnover rate	33%		78%	69%	66%	73%		101%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include less than $0.04 per share and 0.39% respectively, resulting from a special dividend from Baker Hughes Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	161

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BST
	Six Months Ended 06/30/21 (unaudited)	(a)	Year Ended December 31,
			2020	(a)	2019	2018		2017	2016

Net asset value, beginning of period	$51.94		$32.45		$26.21	$27.73		$20.10	$19.70

Net investment loss(b)	(0.22)		(0.28)		(0.17)	(0.13)		(0.05)	0.00 (c)
Net realized and unrealized gain	5.50		21.82		9.92	0.37		8.96	1.60

Net increase from investment operations	5.28		21.54		9.75	0.24		8.91	1.60

Distributions(d)
From net investment income	(1.28)		—		—	—	(e)	(0.05)	—
From net realized gain	—		(2.05)		(3.51)	(1.76	)(e)	(0.22)	—
Return of capital	—		—		—	—		(1.01)	(1.20)

Total distributions	(1.28)		(2.05)		(3.51)	(1.76)		(1.28)	(1.20)

Net asset value, end of period	$55.94		$51.94		$32.45	$26.21		$27.73	$20.10

Market price, end of period	$59.59		$53.30		$33.27	$27.48		$26.69	$17.94

Total Return(f)
Based on net asset value	10.26	%(g)	68.76	%(h)	37.82%	0.24%		45.73%	9.36%

Based on market price	14.46	%(g)	68.92%		34.77%	9.18%		57.15%	11.08%

Ratios to Average Net Assets
Total expenses	1.07	%(i)	1.09%		1.08%	1.09%		1.09%	1.10%

Total expenses after fees waived and/or reimbursed	1.02	%(i)	0.99%		0.92%	0.89%		0.89%	0.90%

Net investment income (loss)	(0.83	)%(i)	(0.73)%		(0.52)%	(0.43)%		(0.19)%	0.02%

Supplemental Data
Net assets, end of period (000)	$1,413,079		$1,297,344		$742,672	$587,908		$620,300	$452,443

Portfolio turnover rate	15%		20%		32%	53%		41%	74%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Amount is less than $0.005 per share.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(f)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(g)	Aggregate total return.
(h)

For financial reporting purposes, the market value of a certain investment was adjusted as of the report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on NAV presented herein are different than the information previously published as of December 31, 2020.

(i)	Annualized.

See notes to consolidated financial statements.

162	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BSTZ

	Six Months Ended 06/30/21 (unaudited	(a) )	Year Ended 12/31/20	(a)	Period from 06/27/19 to 12/31/19	(b)

Net asset value, beginning of period	$38.72		$20.95		$20.00

Net investment loss(c)	(0.24)		(0.30)		(0.05)
Net realized and unrealized gain	5.40		19.32		1.50

Net increase from investment operations	5.16		19.02		1.45

Distributions(d)
From net investment income	(0.91)		—		—
From net realized gain	—		(1.10)		—
Return of capital	—		(0.15)		(0.50)

Total distributions	(0.91)		(1.25)		(0.50)

Net asset value, end of period	$42.97		$38.72		$20.95

Market price, end of period	$41.71		$36.38		$20.50

Total Return(e)
Based on net asset value	13.65	%(f)	94.60	%(g)	7.40	%(f)

Based on market price	17.42	%(f)	86.85%		5.10	%(f)

Ratios to Average Net Assets
Total expenses	1.31	%(h)	1.33%		1.32	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.31	%(h)	1.33%		1.30	%(h)(i)

Net investment loss	(1.23	)%(h)	(1.16)%		(0.48	)%(h)(i)

Supplemental Data
Net assets, end of period (000)	$3,355,653		$3,023,744		$1,635,966

Portfolio turnover rate	14%		45%		16%

(a)	Consolidated Financial Highlights.
(b)	Commencement of operations.
(c)	Based on average shares outstanding.
(d)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(h)	Annualized.
(i)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%.

See notes to consolidated financial statements.

F I N A N C I A L H I G H L I G H T S	163

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BUI
	Six Months Ended 06/30/21 (unaudited)		Year Ended December 31,
			2020	2019	2018		2017	2016

Net asset value, beginning of period	$23.80		$22.02	$18.77	$21.12		$19.42	$19.50

Net investment income(a)	0.11		0.33	0.37	0.49		0.56	0.56
Net realized and unrealized gain (loss)	1.69		2.90	4.33	(1.39)		2.59	0.81

Net increase (decrease) from investment operations	1.80		3.23	4.70	(0.90)		3.15	1.37

Distributions(b)
From net investment income	(0.73	)(c)	(0.20)	(0.24)	(0.63	)(d)	(0.47)	(0.49)
From net realized gain	—		(1.08)	(1.06)	(0.81	)(d)	(0.98)	(0.53)
Return of capital	—		(0.17)	(0.15)	(0.01)		—	(0.43)

Total distributions	(0.73)		(1.45)	(1.45)	(1.45)		(1.45)	(1.45)

Net asset value, end of period	$24.87		$23.80	$22.02	$18.77		$21.12	$19.42

Market price, end of period	$25.75		$25.04	$22.31	$19.76		$21.62	$18.41

Total Return(e)
Based on net asset value	7.60	%(f)	15.87%	25.63%	(4.40)%		16.62%	7.57%

Based on market price	5.89	%(f)	20.32%	20.91%	(1.68)%		25.93%	18.50%

Ratios to Average Net Assets
Total expenses	1.10	%(g)	1.13%	1.12%	1.12%		1.11%	1.13%

Total expenses after fees waived and/or reimbursed	1.08	%(g)	1.10%	1.10%	1.09%		1.09%	1.13%

Net investment income	0.90	%(g)	1.58%	1.78%	2.46%		2.70%	2.83%

Supplemental Data
Net assets, end of period (000)	$505,299		$444,526	$383,337	$318,933		$357,776	$328,297

Portfolio turnover rate	7%		39%	39%	28%		31%	8%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Amount previously presented incorrectly as solely distributions from net investment income has been revised to reflect the proper classification of distributions between net realized gain and net investment income.

(e)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Aggregate total return.
(g)	Annualized.

See notes to financial statements.

164	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Energy and Resources Trust	BGR	Delaware	Non-diversified
BlackRock Enhanced Capital and Income Fund, Inc.	CII	Maryland	Diversified
BlackRock Enhanced Equity Dividend Trust	BDJ	Delaware	Diversified
BlackRock Enhanced Global Dividend Trust	BOE	Delaware	Diversified
BlackRock Enhanced International Dividend Trust	BGY	Delaware	Diversified
BlackRock Health Sciences Trust	BME	Delaware	Diversified
BlackRock Health Sciences Trust II	BMEZ	Delaware	Non-diversified
BlackRock Innovation and Growth Trust(a)	BIGZ	Delaware	Non-diversified
BlackRock Resources & Commodities Strategy Trust	BCX	Delaware	Non-diversified
BlackRock Science and Technology Trust	BST	Delaware	Diversified
BlackRock Science and Technology Trust II	BSTZ	Delaware	Non-diversified
BlackRock Utilities, Infrastructure & Power Opportunities Trust	BUI	Delaware	Diversified

(a)	BlackRock Innovation and Growth Trust commenced operations on March 29, 2021.

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior to commencement of operations on March 29, 2021, BIGZ had no operations other than those relating to organizational matters and the sale of 5,000 common shares on February 05, 2021 to BlackRock Financial Management, Inc., an affiliate of BIGZ, for $100,000. Investment operations for BIGZ commenced on March 29, 2021.

Basis of Consolidation: The accompanying consolidated financial statements of BST include the accounts of BST Subsidiary, LLC (the “BST Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BST. The BST Taxable Subsidiary enables BST to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BST Taxable Subsidiary are subject to US federal and state taxes to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BST. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BST. BST may invest up to 25% of its total assets in the BST Taxable Subsidiary. The net assets of the BST Taxable Subsidiary as of period end were $5,894,561, which is 0.4% of BST’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BST Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BST.

The accompanying consolidated financial statements of BSTZ include the accounts of BSTZ Subsidiary, LLC (the “BSTZ Taxable Subsidiary”), which is a wholly-owned taxable subsidiary of BSTZ. The BSTZ Taxable Subsidiary enables BSTZ to hold an investment in an operating partnership and satisfy Regulated Investment Company (“RIC”) tax requirements. Income earned and gains realized on the investment held by the BSTZ Taxable Subsidiary are subject to US federal and state taxes to such subsidiary. A tax provision for income, if any, is shown as income tax in the Consolidated Statement of Operations for BSTZ. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statement of Operations for BSTZ. BSTZ may invest up to 25% of its total assets in the BSTZ Taxable Subsidiary. The net assets of the BSTZ Taxable Subsidiary as of period end were $23,580,583, which is 0.7% of BSTZ’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The BSTZ Taxable Subsidiary is subject to the same investment policies and restrictions that apply to BSTZ.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trusts are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Foreign Currency Translation: Each Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are

N O T E S T O F I N A N C I A L S T A T E M E N T S	165

Notes to Financial Statements (unaudited) (continued)

recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., options written) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Trusts are recorded on the ex-dividend dates. Subject to the Trusts’ managed distribution plan, the Trusts intend to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.

The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Organization and Offering Costs: Prior to commencement of operations, organization costs associated with the establishment of BIGZ and offering expenses of BIGZ with respect to the issuance of shares in the amounts of $150,500 and $1,225,050, respectively, were paid by the Manager. BIGZ is not obligated to repay any such organizational costs or offering expenses paid by the Manager.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Trusts’ net assets. Each business day, the Trusts use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services

166	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•

The Trusts value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Global Valuation Committee and third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services
Market approach

(i)  recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;

(ii)   recapitalizations and other transactions across the capital structure; and

(iii)  market multiples of comparable issuers.

Income approach

(i)  future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;

(ii)   quoted prices for similar investments or assets in active markets; and

(iii)  other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach

(i)  audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;

(ii)   changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;

(iii)  relevant news and other public sources; and

(iv)  known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used, as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Trust could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

N O T E S T O F I N A N C I A L S T A T E M E N T S	167

Notes to Financial Statements (unaudited) (continued)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of June 30, 2021, certain investments of BME, BMEZ, BIGZ, BST and BSTZ were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Commitments: Commitments are agreements to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Such agreements may obligate the Trusts to make future cash payments. As of June 30, 2021, BMEZ, BST, BSTZ, and BUI had outstanding commitments of $20,000,000, $14,887,750, $43,111,290 and $6,610,000, respectively. These commitments are not included in the net assets of the Trusts as of June 30, 2021.

Securities Lending: Certain Trusts may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Trusts collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Trust is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Trust and any additional required collateral is delivered to the Trust, or excess collateral returned by the Trust, on the next business day. During the term of the loan, the Trusts are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Trust, except in the event of borrower default. The securities on loan, if any, are disclosed in the Trusts’ Schedules of Investments. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively.

Securities lending transactions are entered into by the Trusts under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Trusts, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Trusts can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Trusts’ securities on loan by counterparty which are subject to offset under an MSLA:

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received	(a)	Net Amount	(b)
BME
Citigroup Global Markets, Inc.	$94,642	$(94,642)		$—

168	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Trust Name/Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount	(b)
BME (continued)
Goldman Sachs & Co.	$204,718	$(202,491)	$2,227
Morgan Stanley & Co. LLC	129,641	(129,641)	—

	$429,001	$(426,774)	$2,227

BMEZ
Citigroup Global Markets, Inc.	$572,678	$(572,678)	$—
Credit Suisse Securities (USA) LLC	408,866	(408,866)	—
Goldman Sachs & Co.	626,984	(626,984)	—
Morgan Stanley & Co. LLC	2,166,296	(2,166,296)	—
State Street Bank & Trust Company	16,890	(16,771)	119

	$3,791,714	$(3,791,595)	$119

BIGZ
BNP Paribas Securities Corp.	$759,490	$(759,490)	$—
Nomura Securities International, Inc.	11,625	(11,625)	—

	$771,115	$(771,115)	$—

BST
BNP Paribas Securities Corp.	$3,748,552	$(3,748,552)	$—

BSTZ
Morgan Stanley & Co. LLC	$4,245,125	$(4,245,125)	$—
State Street Bank & Trust Company	27,513	(27,513)	—

	$4,272,638	$(4,272,638)	$—

(a)

Collateral received in excess of the market value of securities on loan is not presented in this table. The total cash collateral received by each Trust is disclosed in the Trust’s Statements of Assets and Liabilities.

(b)

The market value of the loaned securities is determined as of June 30, 2021. Additional collateral is delivered to each Trust on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Trusts benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Trust could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Trusts.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Options: The Trusts may purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trusts write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Trusts write a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statements of Assets and Liabilities.

In purchasing and writing options, the Trusts bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trusts purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, a Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions

N O T E S T O F I N A N C I A L S T A T E M E N T S	169

Notes to Financial Statements (unaudited) (continued)

in the event of a default and/or termination event. Under an ISDA Master Agreement, a Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.

Cash collateral that has been pledged to cover obligations of the Trusts and cash collateral received from the counterparty, if any, is reported separately in the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trusts, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trusts. Any additional required collateral is delivered to/pledged by the Trusts on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trusts from the counterparties are not fully collateralized, each Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trusts have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, each Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Trusts do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except BCX pays the Manager a monthly fee at the following annual rates:

Average weekly value of each Trust’s net assets:

	BGR	BDJ	BOE	BME
Investment advisory fees	1.20%	0.80%	1.00%	1.00%

Average daily value of each Trusts’s net assets:

	CII	BGY	BUI
Investment advisory fees	0.85%	1.00%	1.00%

Average daily value of each Trusts’s managed assets:

	BMEZ	BIGZ	BST	BSTZ
Investment advisory fees	1.25%	1.25%	1.00%	1.25%

For such services, BCX pays the Manager a monthly fee of 1.00% of the sum of the average daily value of the net assets of the Trust (excluding the value of the Trust’s interest in the Subsidiary) and the average daily value of the net assets of its subsidiary, which fee is allocated pro rata between the Trust and the Subsidiary based on the average daily value of their respective net assets (excluding, in the case of the Trust, the value of the Trust’s interest in the Subsidiary).

For purposes of calculating these fees, “net assets” mean the total assets of BGR, BDJ, BOE, BME, CII, BGY, BUI and BCX minus the sum of its accrued liabilities.

For purposes of calculating these fees, “managed assets” are determined as total assets of BMEZ, BIGZ, BST and BSTZ (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

With respect to BGR, BOE, BGY, BCX and BUI, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Trust for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Trust to the Manager.

170	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

The Manager provides investment management and other services to BIGZ, BST and BSTZ Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, BIGZ, BST and BSTZ pays the Manager based on the Trust’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: BME, BST and BUI have entered into Distribution Agreements with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BME’s, BST’s and BUI’s common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BME, BST and BUI will compensate BRIL with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BME’s, BST’s and BUI’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the six months ended June 30, 2021 amounted to $68,862, $25,900, and $82,439 for each of BME, BST and BUI, respectively.

Expense Limitations, Waivers and Reimbursements: The Manager has contractually agreed to waive a portion of the investment advisory fees on BST as a percentage of its average daily managed assets as follows:

Expiration Date
BST	0.05%	December 31, 2021

The Manager voluntarily agreed to waive a portion of the investment advisory fees on the following Trusts as a percentage of their average weekly net assets (BGR and BOE) or average daily net assets (BGY and BUI), as follows:

BGR	BOE	BGY	BUI
0.220%	0.175%	0.100%	0.025%

These voluntary waivers may be reduced or discontinued at any time without notice.

For the six months ended June 30, 2021, the investment advisory fees waived, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations, were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$301,397
BOE	710,274
BGY	345,848
BST	331,966
BUI	59,319

With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BGR	$581
CII	2,673
BDJ	2,923
BOE	1,371
BGY	1,387
BME	2,530
BMEZ	9,915
BIGZ	66,931
BCX	1,871
BST	3,577
BSTZ	10,015
BUI	1,936

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended June 30, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BIGZ	$295,091

N O T E S T O F I N A N C I A L S T A T E M E N T S	171

Notes to Financial Statements (unaudited) (continued)

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Trusts, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Trusts are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Trusts. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Trust retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”). Each Trust retains 82% of securities lending income (which excludes collateral investment expenses).

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Fixed-Income Complex in a calendar year exceeds a specified threshold, each Trust, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income (which excludes collateral investment expenses) in an amount equal to 85% of securities lending income.

The share of securities lending income earned by each Trust is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended June 30, 2021, each Trust paid BIM the following amounts for securities lending agent services:

Trust Name	Amounts
BME	$1,333
BMEZ	19,682
BIGZ	10,881
BST	8,460
BSTZ	35,339

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

Other Transactions: During the six months ended June 30, 2021, BGR received a reimbursement of $25,456 from an affiliate, which is included in payment by affiliate in the Statements of Operations, related to an operating event.

The Trusts may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the six months ended June 30, 2021, the purchase and sale transactions and any net realized gains (losses) with affiliated funds in compliance with Rule 17a-7 under the 1940 Act were as follows:

Trust Name	Purchases	Sales	Net Realized Gain (Loss)
BOE	$1,063,708	$—	$—
BGY	1,779,537	—	—
BME	—	124,568	60,786
BMEZ	4,139,432	—	—

7.	PURCHASES AND SALES

For the six months ended June 30, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BGR	$92,314,029	$102,498,790
CII	134,023,742	173,377,822
BDJ	393,557,321	540,633,815
BOE	375,968,739	408,519,026
BGY	313,608,383	333,225,522
BME	107,497,744	86,780,660
BMEZ	523,907,182	645,620,203
BIGZ	5,659,043,204	750,210,796
BCX	271,983,058	316,341,856
BST	197,378,598	210,655,804
BSTZ	437,381,863	547,631,530
BUI	60,590,382	34,558,586

172	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of June 30, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

As of December 31, 2020, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring
BGR	$249,097,412
BOE	36,829,140
BGY	34,422,227
BCX	459,136,748

As of June 30, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BGR	$278,125,212	$59,664,230	$(37,359,113)	$22,305,117
CII	578,744,905	388,311,518	(9,856,974)	378,454,544
BDJ	1,422,042,724	564,657,787	(24,796,061)	539,861,726
BOE	714,953,251	158,653,391	(22,120,187)	136,533,204
BGY	587,155,758	148,442,691	(25,423,134)	123,019,557
BME	370,535,221	247,040,543	(5,707,478)	241,333,065
BMEZ	2,381,154,990	1,150,009,385	(66,066,659)	1,083,942,726
BIGZ	4,869,050,177	267,889,839	(273,965,442)	(6,075,603)
BCX	663,524,468	251,193,630	(33,638,246)	217,555,384
BST	530,194,540	919,129,213	(20,517,776)	898,611,437
BSTZ	1,615,000,007	1,822,402,355	(48,187,991)	1,774,214,364
BUI	331,360,686	178,619,729	(2,253,620)	176,366,109

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments. BME’s, BST’s and BUI’s prospectuses provide details of the risks to which each Trust is subject.

The Trusts may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Rights Offering Dilution Risk: BST’s shareholders who do not fully exercise their rights will, at the completion of the rights offering, own a smaller proportional interest in BST than owned prior to the rights offering. The completion of the rights offering will result in immediate voting dilution for such shareholders. In addition, if the subscription price is less than the NAV per Common Share as of the expiration date, the completion of this rights offering will result in an immediate dilution of the NAV per Common Share for all existing Common Shareholders (i.e., will cause the NAV per Common Share to decrease) even if they fully exercise their rights. Such dilution, if any, is not currently

N O T E S T O F I N A N C I A L S T A T E M E N T S	173

Notes to Financial Statements (unaudited) (continued)

determinable because it is not known how many Common Shares will be subscribed for, what the NAV per Common Share or market price of the Common Shares will be on the expiration date or what the subscription price per Common Share will be. If the subscription price is substantially less than the current NAV per Common Share, this dilution could be substantial. Refer to the Subsequent Events note for results of the rights offering.

Market Risk: An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Trust may invest in illiquid investments. An illiquid investment is any investment that a Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Trust may lose value, regardless of the individual results of the securities and other instruments in which a Trust invests.

The price a Trust could receive upon the sale of any particular portfolio investment may differ from a Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Trust, and a Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

For OTC options purchased, each Trust bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Trusts should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not the counterparty, to perform. The Trusts may be exposed to counterparty credit risk with respect to options written to the extent each Trust deposits collateral with its counterparty to a written option.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

As of period end, the Trusts listed below invested a significant portion of their assets in securities in the following sectors:

Sectors	Trust Name
Energy	BGR, BCX
Financials	BDJ
Health Care	BME, BMEZ
Information Technology	BST, BSTZ
Materials	BCX
Utilities	BUI

Changes in economic conditions affecting such sectors would have a greater impact on the Trusts and could affect the value, income and/or liquidity of positions in such securities.

Certain Trusts invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

174	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Certain Trusts invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Trusts’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, the United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Trust is authorized to issue an unlimited number of shares, with the exception of CII, all of which were initially classified as Common Shares. CII is authorized to issue 200 million Common Shares. The par value for each Trust’s Common Shares is $0.001, except for CII, which is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

BME, BST and BUI have each filed a prospectus with the SEC allowing it to issue an additional 5,000,000, 10,414,581 and 2,347,341 Common Shares, respectively, through an equity Shelf Offering. Under the Shelf Offerings, BME, BST and BUI, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above each Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 2,722,707, 10,414,581 and 1,834,558 Common Shares, respectively, remain available for issuance under the Shelf Offerings. See Additional Information — Shelf Offering Program for additional information about the Shelf Offerings.

Initial costs incurred by each of BME, BST and BUI in connection with its Shelf Offering are recorded as “Deferred offering cost” in the Statements of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense. Any subsequent costs incurred to keep the filing active will be charged to expense as incurred.

For the periods shown, shares issued and outstanding increased by the following amounts as a result of shares issued through the Shelf Offering:

Trust Name	Six Months Ended 06/30/21	Year Ended 12/31/20
BME	724,148	1,066,906
BMEZ	—	112,664,825
BST	242,731	2,038,416
BUI	1,610,124	1,205,766

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 06/30/21	Year Ended 12/31/20
BME	20,500	42,015
BIGZ	231,136	—
BST	40,859	52,101
BUI	31,508	59,571

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Trust (other than BSTZ and BMEZ) may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the six months ended June 30, 2021, BGR, CII, BDJ, BGY, BME, BIGZ, BCX, BSTZ and BUI did not repurchase any shares.

The total cost of the shares repurchased is reflected in the Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs, were as follows:

	BGR
	Shares	Amounts
Six Months Ended June 30, 2021	—	$—
Year Ended December 31, 2020	716,855	4,813,281

N O T E S T O F I N A N C I A L S T A T E M E N T S	175

Notes to Financial Statements (unaudited) (continued)

	BDJ
	Shares	Amounts
Six Months Ended June 30, 2021	—	$—
Year Ended December 31, 2020	1,538,971	11,354,242

	BOE
	Shares	Amounts
Six Months Ended June 30, 2021	18,558	$205,246
Year Ended December 31, 2020	1,539,117	14,886,112

	BGY
	Shares	Amounts
Six Months Ended June 30, 2021	—	$—
Year Ended December 31, 2020	1,441,544	7,486,085

	BCX
	Shares	Amounts
Six Months Ended June 30, 2021	—	$—
Year Ended December 31, 2020	2,744,110	17,262,335

With respect to BIGZ, for the period ended June 30, 2021, shares issued and outstanding increased by 231,136 as a result of dividend reinvestment, 220,000,000 from the initial public offering and 23,092,422 from the underwriters’ exercising the over-allotment option.

As of June 30, 2021, BlackRock Financial Management, Inc., an affiliate of the Trust, owned 5,000 Shares of BIGZ.

For the six months ended June 30, 2021 and year ended December 31, 2020, shares issued and outstanding remained constant for CII and BSTZ. For the six months ended June 30, 2021, shares issued and outstanding remained constant for BGR, BDJ, BGY, BMEZ and BCX.

As of the close of business on June 18, 2021, BST issued transferrable rights to its Common Shareholders of record, entitling the holders of those rights to subscribe for shares of BST’s common stock (the “Offer”). Shareholders received one right for each outstanding Common Share owned on the record date. The rights entitle their holders to purchase one new Common Share for every three rights held (1-for-3). The expiration date of the Offer is expected to be July 14, 2021. All expenses of the Offer, including sales commissions, will be borne by the Manager, and not by BST or any of BST’s shareholders. Refer to the Subsequent Events note for results of the Offer.

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

BST’s rights offering expired on July 14, 2021. BST received from the Offer gross proceeds of $359,278,213 for the issuance of 6,822,923 Common Shares. The rights offering resulted in $(0.68) or (1.24)% NAV dilution. BST received the entire proceeds from the shares issued under the Offer since the Manager agreed to pay for all expenses (including sales commissions) related to the Offer.

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BGR
	07/01/21	07/15/21	07/30/21	$0.037500
	08/02/21	08/16/21	08/31/21	0.037500
CII
	07/01/21	07/15/21	07/30/21	0.093000
	08/02/21	08/16/21	08/31/21	0.093000
BDJ
	07/01/21	07/15/21	07/30/21	0.050000
	08/02/21	08/16/21	08/31/21	0.050000
BOE
	07/01/21	07/15/21	07/30/21	0.063000
	08/02/21	08/16/21	08/31/21	0.063000
BGY
	07/01/21	07/15/21	07/30/21	0.033800
	08/02/21	08/16/21	08/31/21	0.033800
BME
	07/01/21	07/15/21	07/30/21	0.200000
	08/02/21	08/16/21	08/31/21	0.200000
BMEZ

176	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited) (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
	07/01/21	07/15/21	07/30/21	$0.145000
	08/02/21	08/16/21	08/31/21	0.145000
BIGZ
	07/01/21	07/15/21	07/30/21	0.100000
	08/02/21	08/16/21	08/31/21	0.100000
BCX
	07/01/21	07/15/21	07/30/21	0.040000
	08/02/21	08/16/21	08/31/21	0.040000
BST
	06/09/21	07/06/21	07/30/21	0.226000
	08/02/21	08/16/21	08/31/21	0.226000
BSTZ
	07/01/21	07/15/21	07/30/21	0.171000
	08/02/21	08/16/21	08/31/21	0.171000
BUI
	07/01/21	07/15/21	07/30/21	0.121000
	08/02/21	08/16/21	08/31/21	0.121000

N O T E S T O F I N A N C I A L S T A T E M E N T S	177

Disclosure of Investment Advisory Agreements and Sub-Advisory  Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Energy and Resources Trust (“BGR”), BlackRock Enhanced Capital and Income Fund, Inc. (“CII”), BlackRock Enhanced Equity Dividend Trust (“BDJ”), BlackRock Enhanced Global Dividend Trust (“BOE”), BlackRock Enhanced International Dividend Trust (“BGY”), BlackRock Health Sciences Trust (“BME”), BlackRock Health Sciences Trust II (“BMEZ”), BlackRock Resources & Commodities Strategy Trust (“BCX”), BlackRock Science and Technology Trust (“BST”), BlackRock Utilities, Infrastructure & Power Opportunities Trust (“BUI”) and BlackRock Science and Technology Trust II (“BSTZ” and together with BGR, CII, BDJ, BOE, BGY, BME, BMEZ, BCX, BST and BUI, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between the Manager, BlackRock International Limited (the “Sub-Advisor”) and each of BGR, BOE, BGY, BCX and BUI. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

178	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with each of BME’s, BUI’s and BST’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and certain performance metrics including Fund return, Sharpe Ratio, stability of distribution, and yield (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board reviewed and considered BGR’s performance relative to BGR’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGR generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGR, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered CII’s performance relative to CII’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, CII generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for CII, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BDJ’s performance relative to BDJ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BDJ generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BDJ, and that BlackRock has explained its rationale for this belief to the Board.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	179

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board reviewed and considered BOE’s performance relative to BOE’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BOE generally performed below expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BOE, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BOE’s underperformance relative to the Performance Metrics.

The Board reviewed and considered BGY’s performance relative to BGY’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BGY generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BGY, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BME’s performance relative to BME’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BME generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BME, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BMEZ’s performance relative to BMEZ’s Performance Metrics over the since-inception period. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BMEZ, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BCX’s performance relative to the BCX’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BCX generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BCX, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BST’s performance relative to BST’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BST generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BST, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BSTZ’s performance relative to BSTZ’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, BSTZ generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BSTZ, and that BlackRock has explained its rationale for this belief to the Board.

The Board reviewed and considered BUI’s performance relative to BUI’s Performance Metrics. Based on an overall rating relative to the Performance metrics, BUI generally performed above expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for BUI, and that BlackRock has explained its rationale for this belief to the Board.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BGR’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGR. An

180	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 22 basis points voluntary advisory fee waiver.

The Board noted that CII’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BDJ’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

The Board noted that BOE’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers. In addition, the Board noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BOE. An advisory fee waiver has been in effect since 2015, the amount of which may have varied from time to time. After discussion between the Board, including the Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 17.5 basis points voluntary advisory fee waiver.

The Board noted that BGY’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Expense Peers. The Board also noted that BlackRock had agreed to voluntarily waive a portion of the advisory fee payable by BGY. An advisory fee waiver has been in effect since 2013, the amount of which may have varied from time to time. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the current 10 basis points voluntary advisory fee waiver.

The Board noted that BME’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Expense Peers.

The Board noted that BMEZ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BCX’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers.

The Board noted that BST’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Expense Peers. The Board also noted that, in connection with BST’s launch, BlackRock has contractually agreed to waive a portion of the advisory fee payable by BST through December 31, 2021. The contractual advisory fee waiver is 15 basis points through December 31, 2019, will be 10 basis points through December 31, 2020, and then will be 5 basis points through December 31, 2021.

The Board noted that BSTZ’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Expense Peers.

The Board noted that BUI’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartile, respectively, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although each of BME, BUI and BST may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of each of BME, BUI and BST’s assets will occur primarily through the appreciation of its investment portfolio.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S A N D S U B - A D V I S O R Y A G R E E M E N T S	181

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022, and the Sub-Advisory Agreements among the Manager, the Sub-Advisor and each of BGR, BOE, BGY, BCX and BUI for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

182	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Innovation and Growth Trust (the “Fund”) met on January 28, 2021 (the “Meeting”) to consider the approval of the proposed investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

The Approval Process:

Pursuant to the Investment Company Act of 1940 (the “1940 Act”), the Board is required to consider the initial approval of the Agreement. The Board members whom are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). In connection with this process, the Board assessed, among other things, the nature, extent and quality of the services to be provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

At the Meeting, the Board received and reviewed materials relating to its consideration of the Agreement. The Board considered all factors it believed relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of the services to be provided by BlackRock; (b) the investment performance of BlackRock portfolio management; (c) the advisory fee and the estimated cost of the services to be provided and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the sharing of potential economies of scale; (e) potential fall-out benefits to BlackRock and BlackRock’s affiliates as a result of its relationship with the Fund; (f) the policies and practices of BlackRock with respect to portfolio transactions for the Fund; and (g) other factors deemed relevant by the Board Members.

In determining whether to approve the Agreement, the Board met with the relevant investment advisory personnel from BlackRock and considered all information it deemed reasonably necessary to evaluate the terms of the Agreement. The Board received materials in advance of the Meeting relating to its consideration of the Agreement, including, among other things, (a) fees and estimated expense ratios of the Fund in comparison to the fees and expense ratios of a peer group of funds as determined by Broadridge Financial Solutions, Inc. (“Broadridge”) and other metrics, as applicable; (b) information on the composition of the peer group of funds and a description of Broadridge’s methodology; (c) information regarding BlackRock’s economic outlook for the Fund and its general investment outlook for the markets; (d) information regarding fees paid to service providers that are affiliates of BlackRock; and (e) information outlining the legal duties of the Board under the 1940 Act with respect to the consideration and approval of the Agreement. The Board also noted information received at prior Board meetings concerning compliance records and regulatory matters relating to BlackRock.

The Board also considered other matters it deemed important to the approval process, such as other payments to be made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services to be provided by BlackRock, including the investment advisory services to be provided to the Fund. The Board received information concerning the investment philosophy and investment process to be used by BlackRock in managing the Fund, as well as a description of the capabilities, personnel and services of BlackRock. In connection with this review, the Board considered BlackRock’s in-house research capabilities as well as other resources available to its personnel. The Board considered the scope of the services to be provided by BlackRock to the Fund under the Agreement relative to services typically provided by third parties to other funds. The Board noted that the standard of care applicable under the Agreement was comparable to that found generally in investment company advisory agreements. The Board concluded that the scope of BlackRock’s services to be provided to the Fund was consistent with the Fund’s operational requirements, including, in addition to seeking to meet its investment objective, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The Board, including the Independent Board Members, also considered the quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board evaluated the procedures of BlackRock designed to fulfill its fiduciary duty to the Fund with respect to possible conflicts of interest, including BlackRock’s code of ethics (regulating the personal trading of BlackRock’s officers and employees), the procedures by which BlackRock allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock in these matters. The Board also noted information received at prior meetings of the boards of directors/trustees of other funds in the BlackRock Fixed-Income Complex concerning the standards of BlackRock with respect to the execution of portfolio transactions.

The Board, including the Independent Board Members, considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; the history of investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives. The Board also considered the business reputation of BlackRock and its financial resources and concluded that BlackRock would be able to meet any reasonably foreseeable obligation under the Agreement.

In addition to investment advisory services, the Board, including the Independent Board Members, considered the nature and quality of the administrative and other non-investment advisory services to be provided by BlackRock and its affiliates to the Fund. The Board noted that BlackRock and its affiliates will provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, the Board noted that BlackRock and its affiliates will provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	183

Disclosure of Investment Advisory Agreement (continued)

shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock

In their capacity as members of the boards of directors or trustees of certain other BlackRock-advised funds, the Board, including the Independent Board Members, previously received and considered information about BlackRock’s investment performance for other funds. The Board, however, could not consider the performance history of the Fund because the Fund had not yet commenced operations as of the date of the Meeting.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund

In connection with the initial approval of the Agreement, the Board, including the Independent Board Members, reviewed the Fund’s proposed contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. In addition, the Board, including the Independent Board Members, considered the Fund’s estimated total net expense ratio, as well as the actual management fee rate as a percentage of total assets, to those of other funds in its Broadridge category. The estimated total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The estimated total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional separate accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board noted that it had previously received and reviewed statements relating to BlackRock’s financial condition in connection with their duties as trustees or directors of other funds in the BlackRock family of closed-end funds. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates, as applicable, across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels.

The Board noted that the Fund’s contractual management fee rate ranked in the fourth quartile and the Fund’s estimated actual management fee rate and estimated total expenses would both rank in the fourth quartile relative to the Fund’s peers. The Board also noted that the Fund is differentiated from the Broadridge-selected peers given the Fund’s exposure to equity securities of “innovative” mid- and small-cap growth companies and access to private markets.

Following consideration of this information, the Board, including the Independent Board Members, concluded that the fees to be paid pursuant to the Agreement were fair and reasonable in light of the services to be provided.

As the Fund has not commenced operations as of the date of the Meeting, BlackRock was not able to provide the Board with specific information concerning the expected profits to be realized by BlackRock and its affiliates from their relationships with the Fund. BlackRock, however, will provide the Board with such information at future meetings.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund may benefit from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other potential ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices for BlackRock closed-end funds throughout the year.

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

184	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

The Board, including a majority of the Independent Board Members, concluded that these potential ancillary benefits that BlackRock and its affiliates could receive with regard to providing investment advisory and other services to the Fund were consistent with those generally available to other fund sponsors.

Conclusion

The Board, including all the Independent Board Members, approved the Agreement between the Manager and the Fund, for a two-year term beginning on the effective date of the Agreement. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	185

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, each Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of each Trust.

The distributions paid by a Trust for any particular month may be more or less than the amount of net investment income earned by a Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of a Trust and is reported in each Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. Each Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.

A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.

Such distributions, under certain circumstances, may exceed a Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value per share (“NAV”) and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.

General Information

The Trusts, other than BME, BST and BUI, do not make available copies of their Statements of Additional Information because the Trusts’ shares, other than BME, BST and BUI, are not continuously offered, which means that the Statement of Additional Information of each Trust, other than BME, BST and BUI, has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

BME’s, BST’s and BUI’s Statements of Additional Information include additional information about the Board and are available, without charge upon request by calling (800)882-0052.

The following information is a summary of certain changes since December 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

186	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information (continued)

General Information (continued)

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and, for BME, BST and BUI only, prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and, for BME, BST and BUI only, prospectuses, are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, including for BME, BST and BUI only, prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

None of the Trusts, other than BME, BST and BUI, have filed a registration statement with respect to any current Shelf Offerings. This report is not an offer to sell these Trusts’ Common Shares and is not a solicitation of an offer to buy these Trusts’ Common Shares. If any of the Trusts other than BME, BST and BUI file a registration statement with respect to any current Shelf Offering, the prospectus contained therein will contain more complete information about such Trusts and should be read carefully before investing. BME, BST and BUI each have filed a final base prospectus dated April 30, 2021 and BST and BUI each have filed a final prospectus supplement dated April 30, 2021 with the SEC in connection with their Shelf Offering. This report and the base prospectuses of BME, BST and BUI and prospectus supplements of BST and BUI are not offers to sell these Trusts’ Common Shares or solicitations of an offer to buy these Trusts’ Common Shares in any jurisdiction where such offers or sales are not permitted. The base prospectuses of these Trusts and prospectus supplements of BST and BUI contains important information about the Trusts, including its investment objective, risks, charges and expenses. Investors are urged to read the base prospectuses of these Trusts and prospectus supplements of BST and BUI carefully and in its entirety before investing. Copies of the base prospectuses for these Trusts and prospectus supplements of BST and BUI can be obtained from BlackRock at blackrock.com.

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Shelf Offering Program

From time-to-time, BME, BST and BUI may seek to raise additional equity capital through an equity shelf program (a “Shelf Offering”). In a Shelf Offering, BME, BST and BUI may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above BME’s, BST’s and BUI’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow BME, BST and BUI to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.

A D D I T I O N A L I N F O R M A T I O N	187

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

Distributor

BlackRock Investments, LLC(b)

New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

(a) For BGR, BOE, BGY, BCX and BUI.

(b) For BME, BST and BUI.

188	2 0 2 1 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

DKK	Danish Krone

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

MXN	Mexican Peso

NOK	Norwegian Krone

SEK	Swedish Krona

SGD	Singapore Dollar

USD	United States Dollar

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

LP	Limited Partnership

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

SAB	Special Assessment Bonds

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	189

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

CEF-BK9-06/21-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers — Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable to this semi-annual report

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section  6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May 9, 20091

[1]	The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Science and Technology Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date: September 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Science and Technology Trust

Date: September 2, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Science and Technology Trust

Date: September 2, 2021

4